Filed Pursuant to Rule 485(a)

      As filed with the Securities and Exchange Commission on October 20, 2000.


                       Registration No. 33-19229; 811-5430
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (  X  )
                                                         -----
               Pre-Effective Amendment No.  _____       (_____)


               Post-Effective Amendment No.  60         (  X  )
                                            -----        -----



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (  X  )
                                                                 -----


               Amendment No.  62                        (  X  )
                                                         -----


                        (Check appropriate box or boxes)

                                   SSgA FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                  909 A Street
                            Tacoma, Washington 98402
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (253) 627-7001

Name and Address of                                    Copies to:
-------------------                                    ---------
Agent for Service:
-----------------
Karl J. Ege                                            Philip H. Newman, Esq.
Secretary and General Counsel                          Goodwin, Procter & Hoar
Frank Russell Investment Management Company            Exchange Place
909 A Street                                           Boston, Massachusetts  02109
Tacoma, Washington  98402

            Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


It is proposed that this filing will become effective under Rule 485:
        (   ) immediately upon filing pursuant to paragraph (b)
        (   ) on (_____________) pursuant to paragraph (b)
        ( X ) 60 days after filing pursuant to paragraph (a)
        (   ) on (date) pursuant to paragraph (a)(1)
        (   ) 75 days after filing pursuant to paragraph (a)(2)
        (   ) on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:
        ( X ) This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   SSgA FUNDS

                         Form N-1A Cross Reference Sheet

               PART A ITEM NUMBER AND CAPTION                             PROSPECTUS CAPTION
1.       Front and Back Cover Pages                       Front and Back Cover Pages

2.       Risk/Return Summary:  Investments, Risks and     Investment Objectives and Principal Investment
         Performance                                      Strategies; Additional Information about the
                                                          Fund's Objectives Investment Strategies
                                                          and Risks; Principal Risks; Risk and Return

3.       Risk/Return Summary:  Fee Table                  Risk and Return

4.       Investment Objectives, Principal Strategies,     Investment Objectives and Principal Investment Strategies;
         and Related Risks                                Principal Risks;
         (a)                                              Investment Objective

         (b)                                              Investment Objectives and Principal Investment Strategies;
                                                          Portfolio Turnover; Additional Information about the Fund's Objectives,
                                                          Investment Strategies and Risks

         (c)                                              Principal Risks

5.       Management's Discussion of Fund Performance      Annual Reports to Shareholders

6.       Management, Organization and Capital Structure   Management of the Fund
         (a)(1), (2)                                      Investment Advisor

         (a)(3)                                           Not Applicable

         (b)                                              Not Applicable

7.       Shareholder Information

         (a)                                              Pricing of Fund Shares

         (b)                                              Purchase of Fund Shares

         (c)                                              Redemption of Fund Shares

         (d)                                              Dividends and Distributions

         (e)                                              Taxes

         (f)                                              Not Applicable

8.       Distribution Arrangements

         (a)                                              Fees and Expenses of the Fund

         (b)                                              Fees and Expenses of the Fund

         (c)                                              Not Applicable

9.       Financial Highlights Information                 Financial Highlights

                 PART B ITEM NUMBER AND CAPTION                STATEMENT OF ADDITIONAL INFORMATION CAPTION
10.      Cover Page and Table of Contents                 Cover Page and Table of Contents

11.      Fund History                                     Fund History

12.      Description of the Fund and Its Investments      Description of the Fund and its Investment Risks
         and Risks
         (a)                                              Description of the Fund and its Investment Risks

         (b)                                              Investment Strategies; Investment Risks

         (c)                                              Investment Restrictions

         (d)                                              Temporary Defensive Position

         (e)                                              Portfolio Turnover

13.      Management of the Fund

         (a), (b), (c)                                    Board of Trustees and Officers

         (d)                                              Compensation

         (d)                                              Not Applicable

14.      Control Persons and Principal Holders of         Controlling and Principal Shareholders
         Securities
         (a), (b), (c)                                    Controlling and Principal Shareholders

15.      Investment Advisory and Other Services           Investment Advisory and Other  Services

         (a)                                              Advisor

         (b)                                              Distributor

         (c), (d)                                         Distribution and Shareholder Servicing Arrangements

         (e)                                              Not Applicable

         (f)                                              Not Applicable

         (g)                                              Distribution Plan and Shareholder Servicing
                                                          Arrangements--Distribution Plan

         (h)                                              Administrator; Transfer Agent and Custodian;
                                                          Independent Public Accountants

16.      Brokerage Allocation and Other Policies          Brokerage Practices and Commissions
         (a), (b), (c)                                    Brokerage Practices and Commissions
         (d)                                              Not Applicable

         (e)                                              Brokerage Practices and Commissions

17       Capital Stock and Other Securities               Capitalization and Voting
         (a)                                              Capitalization and Voting

         (b)                                              Not Applicable

18.      Purchase, Redemption and Pricing of Shares
         (a)                                              Pricing of Fund Shares

         (b)                                              Not Applicable

         (c)                                              Pricing of Fund Shares

         (d)                                              Not Applicable

19       Taxation of the Fund                             Taxes

20.      Underwriters
         (a)                                              Distributor

         (b), (c)                                         Not Applicable

21.      Calculation of Performance Data                  Calculation of Performance Data

22.      Financial Statements                             Financial Statements


Part C

        Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


  Money Market          Growth and Income              Emerging Markets

   Yield Plus             S&P 500 Index              Active International

  Intermediate            Matrix Equity              International Growth
                                                         Opportunities

  Bond Market               Small Cap                Life Solutions Income
                                                           and Growth
High Yield Bond           Special Equity            Life Solutions Balanced

   IAM SHARES           Aggressive Equity            Life Solutions Growth


As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.


                      PROSPECTUS DATED DECEMBER ____, 2000

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS......................................3

   INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES...................3
   PRINCIPAL RISKS.............................................................9
   RISK AND RETURN............................................................15

FEES AND EXPENSES OF THE FUNDS................................................24

MANAGEMENT OF THE FUND........................................................28

   PORTFOLIO MANAGEMENT.......................................................29

ADDITIONAL INFORMATION ABOUT THE FUNDS' OBJECTIVES, INVESTMENT
  STRATEGIES AND RISKS........................................................31

SHAREHOLDER INFORMATION.......................................................37

   PURCHASE OF FUND SHARES....................................................37
   REDEMPTION OF FUND SHARES..................................................39
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS...............42
   PRICING OF FUND SHARES.....................................................42
   DIVIDENDS AND DISTRIBUTIONS................................................42
   TAXES......................................................................45

INFORMATION REGARDING STANDARD & POOR'S CORPORATION...........................46

FINANCIAL HIGHLIGHTS..........................................................47

   MONEY MARKET FUND..........................................................47
   YIELD PLUS FUND............................................................48
   INTERMEDIATE FUND..........................................................49
   BOND MARKET FUND...........................................................50
   HIGH YIELD BOND FUND.......................................................51
   GROWTH AND INCOME FUND.....................................................52
   S&P 500 INDEX FUND.........................................................53
   MATRIX EQUITY FUND.........................................................54
   SMALL CAP FUND.............................................................55
   SPECIAL EQUITY FUND........................................................56
   AGGRESSIVE EQUITY FUND.....................................................57
   IAM SHARES FUND............................................................58
   EMERGING MARKETS FUND......................................................59
   ACTIVE INTERNATIONAL FUND..................................................60
   INTERNATIONAL GROWTH OPPORTUNITIES FUND....................................61
   LIFE SOLUTIONS INCOME AND GROWTH FUND......................................62
   LIFE SOLUTIONS BALANCED FUND...............................................63
   LIFE SOLUTIONS GROWTH FUND.................................................64

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS...................................65

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS


Through this prospectus, the SSgA Funds (the Investment Company) offers shares in the following separate funds (collectively, the Funds). All of the Funds are considered diversified as defined in the Investment Company Act of 1940 (the 1940 Act):


o     SSgA Money Market Fund (Money Market Fund)

o     SSgA Yield Plus Fund (Yield Plus Fund)

o     SSgA Intermediate Fund (Intermediate Fund)

o     SSgA Bond Market Fund (Bond Market Fund)

o     SSgA High Yield Bond Fund (High Yield Bond Fund)

o     SSgA Growth and Income Fund (Growth and Income Fund)

o     SSgA S&P 500 Index Fund (S&P 500 Index Fund)

o     SSgA Matrix Equity Fund (Matrix Equity Fund)


o     SSgA Small Cap Fund (Small Cap Fund)


o     SSgA Special Equity Fund (Special Equity Fund)



o     SSgA Aggressive Equity Fund (Aggressive Equity Fund)

o     SSgA IAM SHARES Fund (IAM SHARES Fund)

o     SSgA Emerging Markets Fund (Emerging Markets Fund)

o     SSgA Active International Fund (Active International Fund)

o SSgA International Growth Opportunities Fund (International Growth Opportunities Fund)

o     SSgA Life Solutions Income and Growth Fund (Income and Growth Fund)

o     SSgA Life Solutions Balanced Fund (Balanced Fund)

o     SSgA Life Solutions Growth Fund (Growth Fund)

As indicated below, some funds have a fundamental investment objective which may be changed only with the approval of a majority of the fund's shareholders as defined by the 1940 Act. Other funds have a nonfundamental investment objective which may be changed by the Board of Trustees without shareholder approval.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Money Market Fund. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

There are risks associated with these instruments, which are described in the section called Principal Risks.

The fund management team bases its decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.


The Money Market Fund has obtained a money market fund rating of Am from Standard & Poor's. The Am rating indicates that the fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance.

Yield Plus Fund. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund is not a money market fund and the price of this fund may fluctuate.


The fund attempts to meet its objective by investing primarily in high-quality, dollar denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities.

The fund management team bases its decisions on the relative attractiveness of different sectors and issues which can vary depending on the general level of interest rates, market determined risk premiums, as well as supply and demand imbalances in the market. Risks associated with these investments are described in the Principal Risks section.


The Yield Plus Fund has obtained a credit quality rating of AA-f and a fund volatility rating of S1+ from Standard & Poor's. The fund is rated AA-f based on the creditworthiness of its assets and sound management and practices. The AA-f rating indicates the fund's holdings and counterparties provide "very strong protection" against losses from credit defaults. A fund volatility rating of S1+ indicates an extremely low sensitivity to changing market conditions. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance.

Intermediate Fund. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund normally invests at least 65% of its total assets in investment grade debt instruments. Under these conditions, the fund may be 35% in high-quality, short-term securities and other securities.


The fund management team makes investment decisions to seek to match or exceed the return of the Lehman Brothers Intermediate Government/Credit Bond (LBIGC) Index. The fund seeks to match the LBIGC Index's duration at all times while adding value through issue and sector selection. From the fixed-income securities including, but not limited to, those represented by the LBIGC Index, the fund management team considers interest rate trends to determine what types of bonds to invest in. Different securities are favored depending on the stability of interest rates. Fixed-income securities have risks explained in the Principal Risks section.


Bond Market Fund. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 65% of its total assets in investment grade debt instruments. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest up to 35% in derivative securities, including futures and options, interest rate exchange agreements and other swap agreements and collateralized mortgage obligations.

The fund management team makes investment decisions by seeking to match or exceed the return of the LBAB Index. The fund seeks to match the LBAB Index's duration at all times while adding value through issue and sector selection.

High Yield Bond Fund. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond (LBHYB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 65% of its total assets in high yield, high risk (non-investment grade) debt securities. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may invest in derivative securities, including futures and options, interest rate exchange agreements and other swap agreements and collateralized mortgage obligations.

Fund managers make investment decisions seeking to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. In making individual security selections, the Advisor looks for securities that are undervalued.

Growth and Income Fund. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.


The fund's goal is to provide greater long-term returns than the overall US equity market without incurring greater risks than those commonly associated with investments in equity securities. The fund's portfolio strategy combines market economics with fundamental research. The Advisor begins by assessing current economic conditions and forecasting economic expectations. The industry sectors of the S&P 500 Index are examined to determine the sector's market capitalized weighting and to estimate the performance of each sector relative to the Index as a whole. A balance is determined for the portfolio, giving greater weight to market sectors that are expected to outperform the overall market. Stocks are then selected for each sector of the fund's portfolio based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation and prospects. Risks associated with equity securities are described in the Principal Risks section.


S&P 500 Index Fund. The fundamental investment objective is to seek to replicate the total return of the S&P 500 Index.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.


Notwithstanding any investment strategy described below or any other applicable investment restriction, the fund may invest substantially all of its investable assets in an investment company with substantially the same investment objectives, policies and restrictions as the fund.

In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The fund (either on its own or as part of a master/feeder structure) intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The Fund may also invest in futures and options. The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.


To the extent that the fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the fund's performance and the performance of the S&P 500 Index is anticipated in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, before deduction of fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the fund's performance to that of the S&P 500 Index will increase as the size of the fund increases.



Matrix Equity Fund. The fundamental investment objective is to provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an active equity strategy using bottom-up, quantitative stock selection from among the securities included in the S&P 500 Index based upon a multi-factor return forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.

Small Cap Fund. The nonfundamental investment objective is to maximize the total return through investment in equity securities; under normal market conditions, at least 65% of total assets will be invested in securities of smaller capitalized issuers.


The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies will include those stocks with market capitalization generally ranging in value from $50 million to $3 billion. Sector and industry weight are maintained at a similar level to that of the Russell 2000(R) Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures and options.

Equity securities will be selected for the fund on the basis of proprietary analytical models of the Advisor. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The risks of securities of smaller capitalized companies are described in Principal Risks.

Special Equity Fund. The nonfundamental investment objective is to maximize total return through investment in mid- and small capitalization US equity securities.

The fund will attempt to meets its objective through the active selection of equity securities based on fundamental analysis. The investment approach emphasizes bottom-up stock selection informed by a top-down macroeconomic outlook. The Advisor focuses on identifying high quality stocks with sustainable growth prospects, paying particular attention to changes in the rates of growth of individual companies' earnings. This emphasis on growth stock selection makes the fund subject to risks associated with stock selection and the skills of the investment management team.



Aggressive Equity Fund. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The investable universe is constructed using the Russell 3000(R) Index. The universe is further restricted by keeping only those securities that have above average five-year earnings growth projections. All current holdings are then added to this universe to create an investable universe. Securities are then ranked using SSgA's proprietary growth and value measures. Each of these measures is combined to arrive at an overall sentiment for each security. Securities with aggressive five-year projections are subject to risks associated with rapid growth. The fund may invest in initial public offerings.

IAM SHARES Fund. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (IAM companies).


The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM companies. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of IAM companies. As of the fiscal year-end of the fund, August 31, 2000, there was a universe of 340 publicly traded IAM affiliated companies as provided by the IAM. Based on the current model environment, nearly half of the 340 IAM-represented companies comprised the August 31, 2000 investments in the fund. The weighted average capitalization of the fund was $158.8 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment.


The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM companies are diverse both geographically and by industry. The portfolio manager will rebalance the fund frequently in order to maintain its relative exposure to IAM companies, as well as to account for any changes to the universe of IAM companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.


The fund may invest the remaining 35% of its assets in securities contained in the S&P 500 Index; these securities are chosen by a multifactor model which seeks to outperform the S&P 500 Index. In the 35% portion, the manager screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union.


Emerging Markets Fund. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.


Under normal circumstances, the fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the fund invests will be expanded over time as the stock markets in other countries evolve. Nearly all of the fund's assets will be invested in equity, and equity-like, securities concentrated in emerging market countries (i.e., typically over 85% but no less than 65%). In general, the S&P/IFC Investable Index classifies a stock market as "emerging" if it meets at least one of the two general criteria: (i) it is located in a low or middle income economy as defined by the World Bank, and/or
(ii) its investable market capitalization is low relative to its most recent GNP figures. A low or middle income is any country with a GNP per capital less than $9,361. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered. Risks of emerging markets are discussed in the Principal Risks section.

The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital Index Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will expand to gain exposure to new emerging countries.


Active International Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of countries, currencies and securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index. Through the use of the Advisor's proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI EAFE Index.

International Growth Opportunities Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The Advisor's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

Life Solutions Funds. The Life Solutions Funds attempt to meet their objectives by investing in shares of various combinations of the Investment Company's portfolios (the Underlying Funds) described in this prospectus. The Investment Company believes that these combinations offer varying degrees of potential risk and reward. The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund's investment objective is nonfundamental:

Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.

Life Solutions Balanced Fund seeks a balance of growth of capital and income.

Life Solutions Growth Fund seeks long-term growth of capital.

The Life Solutions Funds are not designed as market timing vehicles, but rather as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:

--------------------------------------------------------------------------------
 Life Solutions Fund        Capital Appreciation       Income         Volatility
--------------------------------------------------------------------------------
 Income and Growth          Low                        High           Low
--------------------------------------------------------------------------------
 Balanced                   Medium                     Medium         Medium
--------------------------------------------------------------------------------
 Growth                     High                       Low            High
--------------------------------------------------------------------------------


In investing in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations between classes of equity, international equity, fixed-income and short-term assets funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. It also shows the weightings of each Underlying Fund as of August 31, 2000. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.



---------------------------------------------------------------------------------------------
Asset Class/Underlying Fund                      Income and       Balanced        Growth
                                                 Growth
---------------------------------------------------------------------------------------------
 Range of Total Equities                           20-60%           40-80%       60-100%
---------------------------------------------------------------------------------------------
                                                      Weightings in each Underlying Fund
                                                            as of August 31, 2000 (%)
---------------------------------------------------------------------------------------------
     US Equities
---------------------------------------------------------------------------------------------
         S&P 500 Index Fund                         7.74            12.08         15.27
---------------------------------------------------------------------------------------------
         Matrix Equity Fund                        14.61            23.42         33.05
---------------------------------------------------------------------------------------------
         Small Cap Fund                             3.00             4.00          5.10
---------------------------------------------------------------------------------------------
         Aggressive Equity Fund                     3.06             4.02          5.13
---------------------------------------------------------------------------------------------
         Growth and Income Fund                     0.00             0.00          0.00
---------------------------------------------------------------------------------------------
         Special Equity Fund                        0.00             0.00          0.00
---------------------------------------------------------------------------------------------
         Tuckerman Active REIT Fund (1)             0.00             0.00          0.00
---------------------------------------------------------------------------------------------
         IAM SHARES Fund                            0.00             0.00          0.00
---------------------------------------------------------------------------------------------
     International Equities(2)                      0-15%            0-20%         0-25%
---------------------------------------------------------------------------------------------
         Active International Fund                  7.20            11.60         16.14
---------------------------------------------------------------------------------------------
         Emerging Markets Fund                       .49              .99          1.45
---------------------------------------------------------------------------------------------
         International Growth                       0.00             0.00          0.00
            Opportunities Fund
---------------------------------------------------------------------------------------------
 Range of Bonds                                    40-80%           20-60%         0-40%
---------------------------------------------------------------------------------------------
         Bond Market Fund                          55.65            37.68         19.75
---------------------------------------------------------------------------------------------
         High Yield Bond Fund                       6.26             4.24          2.27
---------------------------------------------------------------------------------------------
         Intermediate Fund                          0.00             0.00          0.00
---------------------------------------------------------------------------------------------
         Yield Plus Fund                            0.00             0.00          0.00
---------------------------------------------------------------------------------------------
 Range of Short Term Assets                         0-20%            0-20%         0-20%
---------------------------------------------------------------------------------------------

--------
(1) Information about the SSgA US Government Money Market Fund and SSgA Tuckerman Active REIT Fund is contained in separate prospectuses, which you may obtain by calling 1-800- 647-7327 or by accessing the SSgA Funds online at www.ssgafunds.com.


(2) International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

--------------------------------------------------------------------------------
Money Market Fund                        1.99           1.97          1.84
--------------------------------------------------------------------------------
US Government Money Market Fund(1)       0.00           0.00          0.00
--------------------------------------------------------------------------------


The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the Advisor will rebalance each Life Solution Fund's holdings at least quarterly, or more frequently as the Advisor determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the Advisor will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the Advisor will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.

PRINCIPAL RISKS

Investment in the funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a fund. There can be no assurance that a fund will achieve its objective. An investment in a fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Each of the funds has risks associated with it, as shown in the matrix below. Following the matrix is a detailed description of each risk.


------------------------------------------------------------------------------------------------------------------------------------
Risk                 Money      Yield Plus    Intermediate      Bond            High Yield    Growth and     S&P 500        Matrix
                     Market                                     Market          Bond          Income
------------------------------------------------------------------------------------------------------------------------------------
Concentration          X             X              X              X              X
------------------------------------------------------------------------------------------------------------------------------------
Management             X             X              X              X              X              X              X              X
------------------------------------------------------------------------------------------------------------------------------------
Market                 X             X              X              X              X              X              X              X
------------------------------------------------------------------------------------------------------------------------------------
Liquidity              X             X              X              X              X
------------------------------------------------------------------------------------------------------------------------------------
Fixed-income           X             X              X              X              X
securities
------------------------------------------------------------------------------------------------------------------------------------
Equity securities                                                                                X              X              X
------------------------------------------------------------------------------------------------------------------------------------
IPOs                                                                                             X                             X
------------------------------------------------------------------------------------------------------------------------------------
Securities of                                                                                    X                             X
small cap
companies
------------------------------------------------------------------------------------------------------------------------------------
Securities of                                                                                    X              X              X
large cap
companies
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Risk                 Money      Yield Plus    Intermediate      Bond            High Yield    Growth and     S&P 500        Matrix
                     Market                                     Market          Bond          Income
------------------------------------------------------------------------------------------------------------------------------------
Non-investment                                      X              X              X
grade
fixed-income
securities
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed           X             X              X              X              X
securities
------------------------------------------------------------------------------------------------------------------------------------
Instruments of         X             X              X              X              X
US and foreign
banks and
branches and
foreign
corporations,
including Yankee
bonds
------------------------------------------------------------------------------------------------------------------------------------
Variable and           X             X              X              X              X
floating rate
securities
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                          X              X              X              X                             X              X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed                      X              X              X              X
securities
------------------------------------------------------------------------------------------------------------------------------------
Analytical models                                                                                               X              X
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Risk                  Small       Special        Aggressive     IAM           Emerging      International    Active
                      Cap         Equity         Equity         SHARES        Markets       Growth           International
                                                                                            Opportunities
--------------------------------------------------------------------------------------------------------------------------
Concentration          X             X              X             X
--------------------------------------------------------------------------------------------------------------------------
Management             X             X              X             X             X               X               X
--------------------------------------------------------------------------------------------------------------------------
Market                 X             X              X             X             X               X               X
--------------------------------------------------------------------------------------------------------------------------
Liquidity              X                                                        X               X               X
--------------------------------------------------------------------------------------------------------------------------
Fixed-income                                                                    X               X               X
securities
--------------------------------------------------------------------------------------------------------------------------
Equity securities      X             X              X             X             X               X               X
--------------------------------------------------------------------------------------------------------------------------
IPOs                   X             X              X             X             X               X               X
--------------------------------------------------------------------------------------------------------------------------
Securities of          X             X              X             X             X
small cap
companies
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Risk                  Small       Special        Aggressive     IAM           Emerging      International    Active
                      Cap         Equity         Equity         SHARES        Markets       Growth           International
                                                                                            Opportunities
--------------------------------------------------------------------------------------------------------------------------
Securities of                                       X             X             X               X               X
large cap
companies
--------------------------------------------------------------------------------------------------------------------------
Non-investment                                                                  X               X               X
grade
fixed-income
securities
--------------------------------------------------------------------------------------------------------------------------
International                                                                   X               X               X
securities
--------------------------------------------------------------------------------------------------------------------------
Non-US debt                                                                     X               X               X
securities
--------------------------------------------------------------------------------------------------------------------------
Analytical models      X                            X             X             X                               X
--------------------------------------------------------------------------------------------------------------------------
Derivatives            X             X              X             X             X               X               X
--------------------------------------------------------------------------------------------------------------------------
Emerging market                                                                 X               X               X
countries
--------------------------------------------------------------------------------------------------------------------------
Foreign currency                                                                X               X               X
and exchange rate
--------------------------------------------------------------------------------------------------------------------------




Descriptions of Risks:


Concentration Risk. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results. With respect to the IAM SHARES Fund, the fund is not managed according to traditional methods of active investment management which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, as a result of this passive investment approach, based on the multifactor model and not on intrinsic investment merit, this strategy may not be successful.


Market Risk. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.


Liquidity Risk. The risk that a fund will be unable to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, real estate investment trusts, international and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Fixed-income Securities. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.


Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions. With respect to equity securities purchased by the Emerging Markets Fund certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.


Initial Public Offerings (IPOs). Performance of a fund may be impacted by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. There is no guarantee that a fund will continue to participate in the IPO market, and, due to their volatility, IPOs can have a positive or negative impact on performance. The IAM SHARES Fund will only invest in IPOs of IAM affiliated companies.

Securities of Small Capitalization Companies. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile which could increase the volatility of the fund's portfolio.


Securities of Large Capitalization Companies. A fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Non-Investment Grade Fixed-Income Securities. Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

o Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

o     Changes in the financial condition of their issuers; and

o     Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default.

Asset-Backed Securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.



Instruments of US and Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds. Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.




Variable and Floating Rate Securities. Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities. They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.


Derivatives. There are certain investment risks in using derivatives, such as futures contracts, options on futures, interest rate swaps and structured notes, as a hedging technique. If a fund incorrectly forecasts interest rates in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys a futures contract or option as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.


Mortgage-Backed Securities. Mortgage-backed securities represent either direct or indirect participation in, or are collateralized by and payable from mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. Payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Mortgage-backed securities are subject to prepayment risk, call risk and extension risk.

Analytical Models. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.

International Securities. A fund's return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Foreign markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the US and there may be less public information available about foreign companies.

Non-US Debt Securities. A fund's foreign debt securities are typically obligations of sovereign governments. These securities are particularly subject to a risk of default from political instability and fluctuations in exchange rates. Significant emerging market debt is considered non-investment grade.

Emerging Market Countries. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Emerging market securities are subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures.

Foreign Currency and Exchange Rate. A fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms. Price spread on currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. Because a fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Investments in the Underlying Funds (Life Solutions Funds). The investments of each Life Solutions Fund are concentrated in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved.

Affiliated Persons (Life Solutions Funds). SSgA and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. The trustees believe they have structured the Life Solutions Funds to avoid these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

Investment Practices of Underlying Funds (Life Solutions Funds). In addition to their principal investments, certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices. All Life Solutions Funds may invest in Underlying Funds that in turn invest in securities of international or emerging markets and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.

Investments in Other Investment Company Funds (S&P 500 Index Fund). Currently the investments of the fund are concentrated in the shares of another investment company with substantially the same investment objectives, policies and restrictions as the fund. In that case, the fund's investment performance is directly related to the investment performance of the investment company shares that it holds (the "Master Fund"). The ability of the fund to meet its investment objective is directly related to the ability of the Master Fund to meet its objective. There can be no assurance that the investment objective of the fund or the Master Fund will be achieved.

Affiliated Persons (S&P 500 Index Fund). SSgA also serves as investment advisor to the Master Fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the fund and the Master Fund. The Trustees believe they have structured the Master Fund to avoid these concerns. If a situation arises that may result in a conflict, the Trustees and officers of the fund will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

Index Correlation (S&P 500 Index Fund). The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The fund's management team will monitor correlation. Should the fund fail to achieve an appropriate level of correlation, the Advisor will report to the Board of Trustees, which will consider alternative arrangements.

RISK AND RETURN

The following bar charts illustrate the risks of investing in each fund by showing changes in a fund's performance from year to year over the life of the fund. The accompanying tables further illustrate the risks of investing in a fund by showing how the fund's average annual returns for 1, 5 and 10 years (or, if less, since a fund's inception) compare to the returns of a broad-based securities market index.

How a fund has performed in the past is not necessarily an indication of how it will perform in the future.


                                Money Market Fund

Annual Total Returns

[bar chart]

1990              8.28%

1991              6.28%

1992              3.91%

1993              3.09%

1994              3.99%

1995              5.76%

1996              5.21%

1997              5.37%

1998              5.30%

1999              4.91%

Best Quarter - June 30, 1990:  2.02%

Worst Quarter - December 31, 1993:  0.74%

Current Fiscal Quarter - August 31, 2000:  1.58%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                                1 Year            5 Years      10 Years

Money Market Fund               4.91%             5.31%          5.20%

Salomon Smith Barney            4.74              5.20           5.05
3-month Treasury bill

Lipper Average Money            4.49              4.95           4.79
Market Funds

                                  7-Day Yields

                     For the Period Ended December 31, 1999:

                                    Current            Effective

Money Market Fund                     5.24%              5.37%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.
--------------------------------------------------------------------------------

                                 Yield Plus Fund

Annual Total Returns

[bar chart]

1993              3.44%

1994              4.10%

1995              6.56%

1996              5.48%

1997              5.54%

1998              4.83%

1999              5.52%

Best Quarter - March 31, 1995: 1.78%

Worst Quarter - September 30, 1993: 0.71%

Current Fiscal Quarter - August 31, 2000: 1.81%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                            1 Year         5 Years          Inception

Yield Plus Fund              5.52%          5.59%            5.03%

LIBOR 90-day Index           5.46           5.65             5.17

                                  30-Day Yields

                    For the Period Ended December 31, 1999:

                              Current

Yield Plus Fund                 5.64%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.
--------------------------------------------------------------------------------

                                Intermediate Fund

Annual Total Returns

[bar chart]

1994             -4.43%

1995             16.66%

1996              3.69%

1997              7.44%

1998              7.93%

1999             -0.03%

Best Quarter - June 30, 1995: 5.57%

Worst Quarter - March 31, 1994: (3.14%)

Current Fiscal Quarter - August 31, 2000: 3.69%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                            1 Year           5 Years            Inception

Intermediate Fund           (0.03%)           7.00%             4.62%

Lehman Bros.                 0.39             7.10              5.34
Intermediate
Government/Credit

                                  30-Day Yields

                    For the Period Ended December 31, 1999:

                                    Current

Intermediate Fund                     6.39%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com
--------------------------------------------------------------------------------

                                Bond Market Fund

Annual Total Returns

[bar chart]

1997              8.93%

1998              8.36%

1999             -1.33%

Best Quarter - September 30, 1998: 4.19%

Worst Quarter - June 30, 1999: (1.24%)

Current Fiscal Quarter - August 31, 2000: 4.43%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                             1 Year                 Inception

Bond Market Fund             (1.33%)             (4.62%)

Lehman Bros. Aggregate       (0.82%)             (5.14)
Bond Index

                                  30-Day Yields

                     For the Period Ended December 31, 1999:

                                    Current

Bond Market Fund                      6.66%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.
--------------------------------------------------------------------------------

                              High Yield Bond Fund

Annual Total Returns

[bar chart]

1999                8.19%

Best Quarter - March 31, 1999:  5.10%

Worst Quarter - June 30, 1999:  (0.95%)

Current Fiscal Quarter - August 31, 2000: 4.35%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                               1 Year           Inception

High Yield Bond Fund            8.19%           8.68%

Lehman Bros. High Yield         2.39            0.28
Bond Index

                                  30-Day Yields

                     For the Period Ended December 31, 1999:

                                    Current

High Yield Bond Fund                  8.39%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.
--------------------------------------------------------------------------------

                             Growth and Income Fund

Annual Total Returns

[bar chart]

1994             -0.26%

1995             28.62%

1996             21.43%

1997             37.64%

1998             34.74%

1999             20.87%

Best Quarter - December 31, 1998: 23.77%

Worst Quarter - September 30, 1998: (8.12%)

Current Fiscal Quarter - August 31, 2000: 11.31%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                                 1 Year         5 Years       Inception

Growth and Income Fund           20.87%         28.48%        22.08%

S&P 500(R) Index                 21.04          28.56         22.48

The performance of the fund can be, in part, attributed to investments made in IPOs. There is no guarantee that the fund will continue to participate in the IPO market, and, due to their volatility, there can be no assurance that the IPOs will continue to have a positive impact on fund performance.
--------------------------------------------------------------------------------

                               S&P 500 Index Fund

Annual Total Returns

[bar chart]

1993              9.61%

1994              1.30%

1995             37.02%

1996             22.65%

1997             33.10%

1998             28.35%

1999             20.89%

Best Quarter - December 31, 1998: 21.24%

Worst Quarter - September 30, 1998: (9.97%)

Current Fiscal Quarter - August 31, 2000: 7.14%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                            1 Year        5 Years          Inception

S&P 500 Index Fund          20.89%        28.26%        21.25%

S&P 500 Index               21.04         28.56         21.53

--------------------------------------------------------------------------------

                               Matrix Equity Fund

Annual Total Returns

[bar chart]

1993             16.30%

1994             -0.40%

1995             28.17%

1996             23.68%

1997             34.23%

1998             21.71%

1999             15.35%

Best Quarter - December 31, 1998: 22.35%

Worst Quarter - September 30, 1998 (13.89%)

Current Fiscal Quarter - August 31, 2000: 7.35%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                            1 Year       5 Years        Inception

Matrix Equity Fund          15.35%       24.48%         18.64%

S&P 500 Index               21.04        28.56          20.59

--------------------------------------------------------------------------------

                                 Small Cap Fund

Annual Total Returns

[bar chart]


1993             12.96%

1994             -0.95%

1995             41.83%

1996             28.79%

1997             23.60%

1998             -7.55%

1999              3.58%

Best Quarter - December 31, 1998: 19.66%

Worst Quarter - September 30, 1998: (27.21%)

Current Fiscal Quarter - August 31, 2000: 13.56%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                            1 Year         5 Years          Inception

Small Cap Fund               3.58%         16.67%           14.51%

Russell 2000(R) Index       21.26          16.69            15.70

--------------------------------------------------------------------------------

                               Special Equity Fund

Annual Total Returns

[bar chart]

1999             50.36%

Best Quarter - December 31, 1999:  51.03%

Worst Quarter - September 30, 1998:  (21.42%)

Current Fiscal Quarter - August 31, 2000:  28.97%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                            1 Year             Inception

Special Equity Fund         50.36%             21.11

Russell Special Small       31.69              15.56
Company(R) Index

--------------------------------------------------------------------------------

                             Aggressive Equity Fund

Annual Total Returns

[bar chart]

1999            120.79%

Best Quarter - December 31, 1999:  69.94%

Worst Quarter - March 31, 1999:  (1.07%)

Current Fiscal Quarter - August 31, 2000:  8.12%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                                     1 Year            Inception

Aggressive Equity Fund              120.79%            126.07%

Russell 2500(R) Growth Index         55.48%             55.48%

The performance of the fund can be, in part, attributed to investments made in IPOs. There is no guarantee that the fund will continue to participate in the IPO market, and, due to their volatility, there can be no assurance that the IPOs will continue to have a positive impact on fund performance.

--------------------------------------------------------------------------------

                                 IAM SHARES Fund


The IAM SHARES Fund has not been in existence for a full calendar year. Therefore, performance information is not available. This fund began operating on June 2, 1999.


Best Quarter - December 31, 1999: 15.75%

Worst Quarter - September 30, 1999: (7.20%)

Current Fiscal Quarter - August 31, 2000: 7.75%

                              Emerging Markets Fund

Annual Total Returns

[bar chart]

1995             -7.89%

1996             14.88%

1997             -8.81%

1998            -15.94%

1999             64.83%

Best Quarter - September 30, 1994: 29.65%

Worst Quarter - December 31, 1997: (21.41%)

Current Fiscal Quarter - August 31, 2000: 1.07%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                            1 Year         5 Years      Inception

Emerging Markets Fund       64.83%         5.98%         6.59%

S&P/IFC Investable          66.63          2.11         (0.07)
Composite Index

--------------------------------------------------------------------------------

                            Active International Fund

Annual Total Returns

[bar chart]

1996              3.92%

1997            -10.10%

1998             13.54%

1999             32.53%

Best Quarter - March 31, 1998: 17.88%

Worst Quarter - September 30, 1998: (15.97%)

Current Fiscal Quarter - August 31, 2000: (0.55%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index.


                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                                     1 Year             Inception

Active International Fund            32.53%              9.99%

MSCI EAFE Index                      26.96              14.62

--------------------------------------------------------------------------------

                     International Growth Opportunities Fund

Annual Total Returns

[bar chart]

1999             49.99%

Best Quarter - December 31, 1999: 27.51%

Worst Quarter - September 30, 1998: (17.58%)

Current Fiscal Quarter - August 31, 2000: 3.16%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                                1 Year             Inception

International Growth            49.99%             27.43%
Opportunities Fund

MSCI All Country World Index    31.80              17.99

MSCI EAFE Index                 26.96              14.62

--------------------------------------------------------------------------------

                        Life Solutions Income and Growth
                                      Fund

Annual Total Returns

[bar chart]

1998             11.02%

1999              7.40%

Best Quarter - December 31, 1998: 7.85%

Worst Quarter - September 30, 1998: (3.50%)

Current Fiscal Quarter - August 31, 2000: 4.92%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                                1 Year             Inception

Life Solutions Income and        7.40%              9.37%
Growth Fund

Composite Market Index*          7.87              12.33

Russell 3000(R) Index           20.90              23.05

Lehman Bros. Aggregate Bond     (0.82)              5.62
Index

MSCI EAFE Index US              27.30              14.53

S&P 500 Index                   21.04              24.26

*Composite Market Index is comprised of Russell 3000 Index (35%), Lehman Bros. Aggregate Bond Index (60%) and MSCI EAFE Index US (5%).

--------------------------------------------------------------------------------

                          Life Solutions Balanced Fund

Annual Total Returns

[bar chart]

1998             12.30%

1999             12.83%

Best Quarter - December 31, 1998: 12.05%

Worst Quarter - September 30, 1998: (7.74%)

Current Fiscal Quarter - August 31, 2000: 5.27%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                                1 Year             Inception

Life Solutions Balanced Fund    12.83%             11.89%

Composite Market Index*         12.53              15.42

Russell 3000 Index              20.90              23.05

Lehman Bros. Aggregate Bond     (0.82)              5.62
Index

MSCI EAFE Index US              27.30              14.53

S&P 500 Index                   21.04              24.26

*Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index US (10%).

--------------------------------------------------------------------------------

                           Life Solutions Growth Fund

Annual Total Returns

[bar chart]

1998             13.76%

1999             18.25%

Best Quarter - December 31, 1998: 16.41%

Worst Quarter - September 30, 1998: (11.56%)

Current Fiscal Quarter - August 31, 2000: 5.50%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                                1 Year            Inception

Life Solutions Growth Fund      18.25%            14.50%

Composite Market Index*         17.32             18.46

Russell 3000 Index              20.90             23.05

Lehman Bros. Aggregate Bond     (0.82)             5.62
Index

MSCI EAFE Index US              27.30             14.53

S&P 500 Index                   21.04             24.26

*Composite Market Index is comprised of Russell 3000 Index (65%), Lehman Bros. Aggregate Bond Index (20%) and MSCI EAFE Index US (15%).

--------------------------------------------------------------------------------

                         FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.

                                Shareholder Fees

                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                           None

Maximum Deferred Sales Charge (Load)                                       None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
or Other Distributions                                                     None

Redemption Fee (All Funds except Active International, Emerging Markets
and International Growth Opportunities)                                    None

Redemption Fee (Active International, Emerging Markets and International
Growth Opportunities)*                                                        2%

Exchange Fee                                                               None

Maximum Account Fee                                                        None

* Redemptions (including exchanges) of shares of the Active International, Emerging Markets and International Growth Opportunities Funds occurring after September 30, 2000 and executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.


                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

------------------------------------------------------------------------------------------------------------------------------------
 Fund                       Management       Distribution        Other         Gross        Less Contractual    Total Annual
                            Fee              and Service         Expenses      Expenses     Management Fee      Expenses after
                                             (12b-1) Fees(1)                                Waivers and         Waivers and
                                                                                            Reimbursements      Reimbursements
------------------------------------------------------------------------------------------------------------------------------------

 Money Market                   .25%             .07%             .07%           .39%              --                .39%
------------------------------------------------------------------------------------------------------------------------------------
 Yield Plus                     .25%             .09%             .08%           .42%              --                .42%
------------------------------------------------------------------------------------------------------------------------------------
 Intermediate(2)                .80%             .12%             .26%          1.18%            (.58%)              .60%
------------------------------------------------------------------------------------------------------------------------------------
 Bond Market(3)                 .30%             .06%             .12%           .48%              --                .48%
------------------------------------------------------------------------------------------------------------------------------------
 High Yield Bond(3)             .30%             .05%             .34%           .69%              --                .69%
------------------------------------------------------------------------------------------------------------------------------------
 Growth and Income(4)           .85%             .20%             .09%          1.14%            (.04%)             1.10%

------------------------------------------------------------------------------------------------------------------------------------

 S&P 500 Index(5)               .045% **         .09%             .04%           .18%              --                .18%

------------------------------------------------------------------------------------------------------------------------------------
 Matrix Equity                  .75%             .12%             .09%           .96%              --                .96%
------------------------------------------------------------------------------------------------------------------------------------
 Small Cap                      .75%             .19%             .13%          1.07%              --               1.07%
------------------------------------------------------------------------------------------------------------------------------------

 Special Equity(6)              .75%             .09%             .30%          1.14%            (.04%)             1.10%
------------------------------------------------------------------------------------------------------------------------------------
 Aggressive Equity(7)           .75%             .06%            1.04%          1.85%            (.75%)             1.10%
------------------------------------------------------------------------------------------------------------------------------------
 IAM SHARES(3)                  .25%             .11%             .19%           .55%              --                .55%
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets(8)            .75%             .16%             .46%          1.37%            (.12%)             1.25%
------------------------------------------------------------------------------------------------------------------------------------
 Active International(9)        .75%             .07%             .46%          1.28%            (.28%)             1.00%
------------------------------------------------------------------------------------------------------------------------------------
 International Growth
 Opportunities(10)              .75%             .08%             .33%          1.16%            (.06%)             1.10%
------------------------------------------------------------------------------------------------------------------------------------

** With respect to the S&P 500 Index Fund, the Management Fee of .045% is paid to the Master Fund for management, custody and administrative services.



(1) The ratio includes a certain percentage for each of 12b-1 Distribution and Shareholder Servicing Fees, respectively, as follows: Money Market--.03/.04; Yield Plus--.04/.05; S&P 500--.04/.05; Intermediate--.04/.08; Bond
Market--.03/.03; High Yield Bond--.03/.02; Growth and Income--.08/.12; Matrix Equity--.03/.09; Small Cap--.06/.13; Special Equity--.05/.04; International Growth Opportunities--.05/.03; Aggressive Equity--.05/.01; IAM SHARES--.08/.03; Active International--.04/.03; Emerging Markets--.09/.07.

(2) The Advisor has contractually agreed to waive .50% of its .80% management fee for the Intermediate Fund until December 31, 2010. In addition, until December 31, 2002, the Advisor agrees to reimburse the fund for all expenses in excess of .60% of average daily net assets on an annual basis. The annual management fee after the waiver and reimbursement is .22%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

(3) The Advisor has contractually agreed to reimburse the Bond Market, High Yield Bond and IAM SHARES Funds for all expenses in excess of .50%, .75% and
 .65%, respectively, of average daily net assets on an annual basis until December 31, 2002.

(4) The Advisor has contractually agreed to reimburse the Growth and Income Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the waiver and reimbursement is .81%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

(5) The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .18% of average daily net assets on an annual basis until December 31, 2002. The Total annual expenses shown above have been restated to reflect current fees and the reimbursement.

(6) The Advisor has contractually agreed to reimburse the Special Equity Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .71%. The total annual expenses shown above have been restated to reflect the reimbursement.

(7) The Advisor has contractually agreed to reimburse the Aggressive Equity Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .00%. The total annual expenses shown above have been restated to reflect the reimbursement.

(8) The Advisor has contractually agreed to reimburse the Emerging Markets Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .63%. The total annual expenses shown above have been restated to reflect the reimbursement.

(9) The Advisor has contractually agreed to reimburse the Active International Fund for all expenses in excess of 1.00% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the waiver is .47%. The total annual expenses shown above have been restated to reflect the reimbursement.

(10)The Advisor has contractually agreed to reimburse the International Growth Opportunities Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the waiver is .69%. The total annual expenses shown above have been restated to reflect the reimbursement.

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

--------------------------------------------------------------------------------------------------------------------------
                                            Life Solutions Income    Life Solutions Balanced    Life Solutions Growth
                                            and Growth Fund(10)      Fund(10)                   Fund(10)
--------------------------------------------------------------------------------------------------------------------------
Management Fee                                .00%                    .00%                        .00%
--------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(11)
                                              .14%                    .14%                        .16%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses                                .41%                    .10%                        .19%
--------------------------------------------------------------------------------------------------------------------------
Gross Expenses                                .55%                    .24%                        .35%
--------------------------------------------------------------------------------------------------------------------------
Less Contractual Management Fee Waivers
and Reimbursements                           (.11%)                    --                          --
--------------------------------------------------------------------------------------------------------------------------
Total Annual Expenses after Waivers and
Reimbursements                                .44%                    .24%                        .35%
--------------------------------------------------------------------------------------------------------------------------
Average Indirect Expenses Before Waivers
and Reimbursements on Underlying Funds        .66%                    .74%                        .84%
--------------------------------------------------------------------------------------------------------------------------
Average Indirect Expenses After Waivers
and Reimbursements on Underlying Funds        .61%                    .67%                        .74%
--------------------------------------------------------------------------------------------------------------------------
Total Annual Expenses After Waivers and
Reimbursements (Including Indirect           1.10%                    .98%                       1.19%
Expenses)
--------------------------------------------------------------------------------------------------------------------------
Total Annual Expenses (Including
Indirect Expenses) After Waivers and         1.05%                    .91%                       1.09%
Reimbursements of Underlying Funds
--------------------------------------------------------------------------------------------------------------------------

(10) The Advisor has contractually agreed to reimburse the Life Solutions Funds to the extent that total expenses (other than distribution and service fees) exceed .30% until December 31, 2002. The other expenses and total annual expenses shown above have been restated to reflect the reimbursement.

(11) The ratio includes a certain percentage for each of 12b-1 Distribution and Shareholder Servicing Fees, respectively, as follows: Life Solutions Income and Growth Fund--.01/.13; Life Solutions Balanced Fund--.01/.13; and Life Solutions Growth Fund--.02/.14.

While the Life Solutions Funds are expected to operate at a .30% or lower expense level prior to payment of 12b-1 fees, shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. Each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the indirect expense ratio (before and after fee waivers and/or expense reimbursements) of each Life Solutions Fund:

--------------------------------------------------------------------------------
Life Solutions Fund                  Average Indirect Expense Ratios Before and
                                     After Fee Waiver and/or Expense
                                     Reimbursement (%)
--------------------------------------------------------------------------------
                                     Before                 After
--------------------------------------------------------------------------------
 Income and Growth Fund                  .66                    .61
--------------------------------------------------------------------------------
 Balanced Fund                           .74                    .67
--------------------------------------------------------------------------------
 Growth Fund                             .84                    .74
--------------------------------------------------------------------------------

Example

These examples are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     --------------------------------------------------------------------------
      Fund                      1 year      3 years      5 years       10 years
     --------------------------------------------------------------------------
      Money Market              $ 40        $125         $219          $  493
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      Yield Plus                $ 43        $135         $235          $  530
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      Intermediate              $ 61        $256         $534          $1,325
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      Bond Market               $ 49        $154         $269          $  604
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      High Yield Bond           $ 70        $221         $384          $  859
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      Growth and Income         $112        $354         $620          $1,379
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      S&P 500 Index             $ 18        $ 58         $101          $  230
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      Matrix Equity             $ 98        $306         $531          $1,178
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      Small Cap                 $109        $340         $590          $1,306
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      Special Equity            $112        $354         $620          $1,379
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      Aggressive Equity         $112        $432         $857          $2,042
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      IAM SHARES Fund           $ 56        $176         $307          $  689
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      Emerging Markets          $127        $410         $726          $1,625
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      Active International      $102        $349         $647          $1,495
                                ====        ====         ====          ======
     --------------------------------------------------------------------------
      International Growth      $112        $356         $626          $1,398
      Opportunities             ====        ====         ====          ======
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------
      Fund                      1 year      3 years      5 years       10 years
     --------------------------------------------------------------------------
      Life Solutions:
     --------------------------------------------------------------------------
       Income and Growth        $45         $154         $285          $668
     --------------------------------------------------------------------------
       Balanced                 $25         $ 77         $135          $306
     --------------------------------------------------------------------------
       Growth                   $36         $113         $197          $443
     --------------------------------------------------------------------------

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (not applicable to the Money Market Fund).

                             MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), One International Place, Boston, Massachusetts 02110, serves as the investment advisor for the SSgA Funds and directs the investments of each fund in accordance with their respective investment objectives, policies and restrictions.

State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors (SSgA) is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $_____ billion under management as of ____________, 2000, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. For its services as the Advisor, each fund in this prospectus pays State Street an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). However, the Advisor has voluntarily agreed to waive or reimburse its fees for certain funds.

----------------------------------------------------------------------------------------------------------
                                      Annual Management Fees (% of Average Daily Net Assets):
----------------------------------------------------------------------------------------------------------
 Fund                                 Management Fee After           Management Fee Before Waivers
                                      Waivers or                     or Reimbursements (%)
                                      Reimbursements (%)
----------------------------------------------------------------------------------------------------------
 Money Market                            0.25                          0.25
----------------------------------------------------------------------------------------------------------
 Yield Plus                              0.25                          0.25
----------------------------------------------------------------------------------------------------------
 Intermediate                            0.22                          0.80
----------------------------------------------------------------------------------------------------------
 Bond Market                             0.30                          0.30
----------------------------------------------------------------------------------------------------------
 High Yield Bond                         0.30                          0.30
----------------------------------------------------------------------------------------------------------
 Growth and Income                       0.81                          0.85
----------------------------------------------------------------------------------------------------------
 S&P 500 Index*                          0.00                          0.00
----------------------------------------------------------------------------------------------------------
 Matrix Equity                           0.75                          0.75
----------------------------------------------------------------------------------------------------------
 Small Cap                               0.75                          0.75
----------------------------------------------------------------------------------------------------------
 Special Equity                          0.71                          0.75
----------------------------------------------------------------------------------------------------------

* The S&P 500 Index Fund pays the Master Fund an annual fee, calculated daily and paid monthly, of 0.045% (after fee reimbursement) of the average daily net asset value of the fund. The fee is for management, custody and administrative services provided by the Master Fund.

----------------------------------------------------------------------------------------------------------
                                      Annual Management Fees (% of Average Daily Net Assets):
----------------------------------------------------------------------------------------------------------
 Fund                                 Management Fee After           Management Fee Before Waivers
                                      Waivers or                     or Reimbursements (%)
                                      Reimbursements (%)
----------------------------------------------------------------------------------------------------------
 Aggressive Equity                       0.00                          0.75
----------------------------------------------------------------------------------------------------------
 IAM SHARES                              0.25                          0.25
----------------------------------------------------------------------------------------------------------
 Emerging Markets                        0.63                          0.75
----------------------------------------------------------------------------------------------------------
 Active International                    0.47                          0.75
----------------------------------------------------------------------------------------------------------
 International Growth Opportunities      0.69                          0.75
----------------------------------------------------------------------------------------------------------
 Life Solutions Balanced                 0.00                          0.00
----------------------------------------------------------------------------------------------------------
 Life Solutions Growth                   0.00                          0.00
----------------------------------------------------------------------------------------------------------
 Life Solutions Income and Growth        0.00                          0.00
----------------------------------------------------------------------------------------------------------

The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.

PORTFOLIO MANAGEMENT

Bond Market and Intermediate Funds. Mr. Joe Marvan, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Intermediate and Bond Market Funds. He joined State Street Global Advisors' Fixed Income team in February 1996. Mr. Marvan is the unit head of the Investment Grade Bond group, where he specialized in mortgage-backed securities and non-dollar government bonds. Prior to joining SSgA, Mr. Marvan gained experience in fixed-income management and trading with both The Boston Company and Shearson Lehman Brothers. He earned his Bachelor of Science degree in Finance from Ithaca College. He is a candidate for a Master of Business Administration degree at Babson College. There are three other portfolio managers who assist in managing the funds.

High Yield Bond Fund. Mr. Bruce Walbridge, Principal, has been with State Street since March 1987. Before joining the Fixed Income group in July 1993 as a credit analyst, Mr. Walbridge was an assistant portfolio manager in the International Equity group. Prior to the launch of the SSgA High Yield Bond Fund, he managed several domestic bond portfolios including the $4 billion Flagship Government/Corporate Bond Fund. Utilizing his credit analysis background, Mr. Walbridge's focus over the last six years has been on corporate bond analysis and trading. There are two other portfolio managers who assist in managing the fund.

Yield Plus Fund. Ms. Maria Pino, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Yield Plus Fund. Ms. Pino joined State Street in May 1997. Prior to that, Ms. Pino managed non-ERISA assets in a short term (1 to 5 year) fixed income fund and a money market fund at Partners HealthCare System/Brigham and Women's Hospital since 1993. Prior to that, she managed fixed income assets for the Commonwealth of Massachusetts State Employees and Teachers Pension Fund. Ms. Pino has been working in the investment management field since 1981. Ms. Pino holds a BS in Accounting from Providence College, an MA in Economics from Northeastern University, and an MBA from Boston University. Ms. Pino is a member of the Association for Investment Management and Research and the Boston Security Analysts Society. There are 10 other portfolio managers who assist in managing the fund.

S&P 500 Index Fund. Mr. James B. May, CFA, Principal, has been with State Street since 1989. Before joining the Global Structured Products Group as a portfolio manager in January 1994, Mr. May served as a Senior Investment Support Analyst for the US Structured Products Group. Mr. May has been the lead portfolio manager for this fund since May 1995. Mr. May has been a portfolio manager in the US Structured Products Group of State Street since January 1994. He holds a BS in Finance from Bentley College and his MBA from Boston College. There are five other members of the team who assist Mr. May with the management of the fund.

Special Equity Fund. Mr. David Smith, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Special Equity Fund. He joined the firm in 1990. Previously, Mr. Smith was the portfolio manager of the SSgA

Tuckerman Active REIT Fund. He also has had extensive experience as an equity analyst in SSgA's Global Fundamental Strategies group with coverage experience in several industries including, financial services, REITs, communications, business services and cable television. He also has experience in managing diversified equity and fixed income portfolios for both SSgA's Private Asset Management and Charitable Asset Management clients. Mr. Smith holds a BA in Economics with a concentration in Financial Markets from the University of Massachusetts/Amherst and an MS in Finance from the Sawyer School of Management at Suffolk University. There are four other portfolio managers assisting with the management of the fund.

Small Cap Fund. Mr. Jeffrey P. Adams, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Small Cap Fund. He joined State Street Global Advisors in 1989. Mr. Adams is head of research for the Quantitative US Active Equity Group and coordinates research and development projects related to all of the strategies. Prior to his responsibility in domestic equities, Mr. Adams was a Senior Investment Support Analyst at SSgA. He graduated from Northeastern University with a BS in Economics. There are five other portfolio managers who assist in management of the fund.

Matrix Equity and Aggressive Equity Funds. Mr. Richard B. Weed, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the funds. Mr. Weed joined SSgA in November 1995. His responsibilities include research, product development, and portfolio management for the US Active strategy. Mr. Weed joined State Street in March 1994. He holds an MS in Finance and Accounting from the MIT Sloan School of Management, has an MS in Chemical Engineering from Northeastern University, and a BS in Chemical Engineering from Worcester Polytechnic Institute. Mr. Weed is a member of the Boston Security Analysts Society and AIMR. There are five other portfolio managers who assist in managing the funds.

IAM SHARES Fund. Mr. Michael J. Feehily, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Mr. Feehily joined State Street Corporation in August 1992 in the Global Operations area before moving to the Performance & Analytics group. He helped to develop and work with a proprietary application which is used to analyze venture capital, real estate, and other private investments. Mr. Feehily holds a BS in Finance, Investment and Economics from Babson College and an MBA in Finance from Bentley College. There are four other portfolio managers who assist in managing the fund.

Growth and Income Fund. Mr. L. Emerson Tuttle, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund and provides investment management services for employee benefit plans and endowments. Mr. Tuttle joined State Street in 1981. From 1987 to 1989, Mr. Tuttle was portfolio manager for Private Client Services at State Street Bank in Zurich, Switzerland. Mr. Tuttle is a 1973 magna cum laude graduate of Yale College, and earned a JD degree magna cum laude from Suffolk Law School. He is a member of the Massachusetts bar and a Chartered Financial Analyst. Mr. Tuttle is also a member of the Boston Security Analysts Society and has 18 years of investment experience. There are four other portfolio managers who work with Mr. Tuttle in managing the fund.

International Growth Opportunities Fund. Mr. Edward Allinson, CFA and Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA International Growth Opportunities Fund. He is the Lead Portfolio Manager for the International Growth Opportunities Strategy within the Global Fundamental Strategies Group. Prior to joining State Street Global Advisors in 1999, Mr. Allinson worked at Brown Brothers Harriman, New York, as Senior Portfolio Manager in the International Equities Group, managing pension, endowment and mutual fund assets from July 1991 to April 1999. Mr. Allinson worked at First Pacific Securities, Hong Kong, as Assistant Director in institutional Asian equity sales. Prior to his employment at First Pacific Securities, he worked in Citibank's Domestic Private Banking Group as a portfolio manager. Mr. Allinson earned a BA at the University of Pennsylvania and an MBA at the Wharton School, where he concentrated in Finance. There are four other portfolio managers who assist in managing the fund.

Emerging Markets Fund. Mr. Brad Aham, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. He joined the firm in 1993. Mr. Aham has worked with the active Emerging Markets product since its inception, and he manages several institutional funds. In addition to managing portfolios, he performs quantitative and qualitative research for SSgA. Mr. Aham holds an MBA from Boston University and BAs in Mathematics and Economics from Brandeis University. There are three other portfolio managers who assist in managing the fund.

Active International Fund. Mr. Geoff Benarick, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Active International Fund. He joined State Street Global Advisors in 1995 as an Investment Support Associate in Global Advisor's Active International Operations area. He is responsible for research and portfolio management support for SSgA's active international developed markets strategies. In 1994, Mr. Benarick worked for State Street Bank, Luxembourg, as a Senior Portfolio Administrator in the Global Portfolio Operations area. Mr. Benarick holds a BA in Economics from Boston College, and is currently enrolled in the MBA program at the Wallace E. Carroll Graduate School of Management at Boston College. There are seven other portfolio managers who assist in managing the fund.

Life Solutions Growth, Income and Growth, and Balanced Funds. Mr. Heydon Traub, CFA, Principal, is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA Life Solutions Funds. He has been with SSgA since 1987. Mr. Traub is the firmwide head of Global Asset Allocation. He serves as Vice Chairman of the SSgA Investment Committee and is a member of the State Street Bank Global Management Forum. He is one of the developers of the firm's country, stock and currency selection processes and continues to lead the research effort to enhance the asset allocation strategies. Mr. Traub holds a BA in Economics from Brandeis University and an MBA in Finance and Accounting from the University of Chicago. There are six other portfolio managers assisting with the management of these funds.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' OBJECTIVES,
                         INVESTMENT STRATEGIES AND RISKS

The investment objective of each fund is either fundamental or non-fundamental, as stated above. A fundamental investment objective may only be changed with the approval of the fund's shareholders A non-fundamental investment objective may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

US Government Securities (Principal Policy--Money Market, Yield Plus, Intermediate, Bond Market, High Yield Bond. Not a Principal Policy--Growth and Income, S&P 500 Index, Matrix Equity, Small Cap, Special Equity, Aggressive Equity, IAM SHARES). US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

Repurchase Agreements (Principal Policy--Money Market; Not a Principal Policy--all other Funds). Each fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

Section 4(2) Commercial Paper (Principal Policy--Money Market). The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the Investment Company's percentage limitations on illiquid securities where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

Asset-Backed Securities (Principal Policy--Yield Plus, Intermediate, High Yield Bond and Bond Market; Not a Principal Policy--Money Market). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

o Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

o Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Mortgage-Backed Securities (Principal Policy--Yield Plus, Intermediate, Bond Market, High Yield Bond; Not a Principal Policy--Money Market). The funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the Mortgaged Properties). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

o Prepayment Risk--The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

o Call Risk--In addition, a fund is subject to call risk. The risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected is a call risk. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

o Extension Risk--The fund is also subject to extension risk. The risk than an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected is an extension risk. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yield securities.

Types of mortgage-related securities in which a fund may invest include:
Government National Mortgage Association (GNMA) Certificates (Ginnie Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie Macs),

Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

Variable and Floating Rate Securities (Principal Policy--Money Market, Yield Plus; Not a Principal Policy--Bond Market, High Yield Bond, Intermediate). The funds may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

The Yield Plus Fund will purchase variable and floating rate securities to help enable the fund to maintain its desired portfolio duration. The Yield Plus Fund's investments include securities with greater than one year duration, and the reset feature on the variable and/or floating rate note can help to shorten the duration.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs) (Principal Policy--Money Market; Not a Principal Policy--Yield Plus, Bond Market, High Yield Bond, and Intermediate). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict as they are in the US and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

Futures Contracts and Options on Futures (Not a Principal Policy--all Funds; not applicable to Money Market). To invest cash for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

Quality of Securities. (Principal Policy--Money Market, Yield Plus, Intermediate, Bond Market; Not a Principal Policy--all other Funds). The Money Market Fund will limit its portfolio investments to those United States dollar denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

The Yield Plus, Bond Market and Intermediate Funds limit their portfolio investments to those that at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the fund may continue to hold the security if the Advisor determines that such action is in the best interest of the fund and if the fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment-grade securities include securities rated Baa3 by Moody's or BBB by

S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

High Risk, High Yield Bonds (Principal Policy--High Yield Bond, Emerging Markets, Active International and International Growth Opportunities). The fund may invest in debt securities rated less than BBB- by S&P or Baa3 by Moody's, or in unrated securities judged by the Advisor to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks than investment grade bonds, in that they are especially subject to adverse changes in general economic conditions and, in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and D the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Lower rated debt securities are especially subject to risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Interest Rate Swaps (Principal Policy--Bond Market, High Yield Bond, Yield Plus and Intermediate). The funds may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by a fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The funds intend to use these transactions as a hedge and not as a speculative investment. Like other derivative investments, interest rate swaps involve the risk that the Advisor is incorrect in its expectations of fluctuations in interest rates.

Mortgage-Backed Rolls (Principal Policy--Bond Market, High Yield Bond, Yield Plus and Intermediate). The funds may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, a fund will sell a mortgage security to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

Foreign Government Securities (Not a Principal Policy--International Growth Opportunities, Emerging Markets and Active International). Foreign government securities which the funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. No fund will invest a material percentage of its assets in sovereign debt. Since these are obligations of sovereign governments, they are particularly subject to a risk of default from political instability.

Dollar-Denominated Instruments (Principal Policy--Money Market, Yield Plus; Not a Principal Policy--Bond Market, Intermediate, High Yield Bond). Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. These instruments are also subject to credit/default risk.

Emerging Markets (Principal Policy--Emerging Markets; Not a Principal Policy-- International Growth Opportunities, Active International). The funds may invest in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's Advisor to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the funds invest will be expanded over time as the stock markets in other countries evolve. In determining securities in which to invest, the Advisor will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

American Depository Receipts (Not a Principal Policy--Growth and Income, S&P 500, Matrix Equity, Small Cap, Special Equity, Aggressive Equity, IAM SHARES, Emerging Markets, Active International, International Growth Opportunities). The common stocks that a fund may invest in include American Depository Receipts
(ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability; and (6) the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of a fund's investment policies, a fund's investments in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issues into which they may be converted. The ADRs chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both. The ADRs chosen for the S&P 500 Index Fund will be constituents of the S&P 500 Index.

Portfolio Turnover. The portfolio turnover rate cannot be predicted, but it is anticipated that certain of a funds' annual turnover rates generally fall within the range of 100-300% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. The Aggressive Equity, Special Equity, Small Cap, Matrix Equity, High Yield Bond, Bond Market, Intermediate and Yield Plus Funds had turnover rates in excess of 100% and are therefore subject to these risks.

Portfolio Duration (Principal Policy--Yield Plus; Not a Principal Policy--Intermediate, Bond Market and High Yield Bond). Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity. The Intermediate, Bond Market and High Yield Bond Funds have duration targets linked to specific indexes. The Yield Plus Fund will maintain a portfolio duration of one year or less.

Portfolio Maturity (Principal Policy--Money Market; Not a Principal Policy--Intermediate). The Money Market Fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Money Market Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the fund's price or yield. The Intermediate Fund has a defined maturity range between three and ten years.

Banking Industry Risk (Principal Policy--Money Market). The risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Equity Swaps (Not a Principal Policy--Emerging Markets). The fund intends to use equity swaps to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

Cash Management. If permitted by applicable exemptive orders or rulings, the funds (except the Money Market Fund) may invest cash assets in shares of an affiliated mutual fund. This cash of the funds may be invested in shares of the SSgA Money Market Fund.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. A fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250, and the S&P 500 Index Fund, for which the minimum investment is $10,000(1). Subsequent investments must be at least $100. An investment in a fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 ($10,000 for the S&P 500 Index Fund) as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring the account balance to the required minimum may result in the Transfer Agent closing the account at the net asset value
(NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The SSgA funds reserve the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

You may invest in the IAM SHARES Fund with an initial investment of $100 provided a $50.00 automatic monthly investment is established.

Purchase Dates and Times. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. For the Money Market Fund only, a business day is one on which the NYSE or the Boston Federal Reserve are open. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the SSgA Funds or the Distributor must be received by the servicing agent or broker-dealer prior to the Pricing Time. With respect to the Yield Plus Fund, purchase orders which are accepted: (1) prior to 12 noon Eastern time will purchase shares based on that day's closing net asset value and earn the dividend declared on the date of purchase; and (2) at or after 12 noon Eastern time will purchase shares based on that day's closing net asset value and earn the dividend determined on the next day.

Order and Payment Procedures. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

To allow the Advisor to manage the Yield Plus and Money Market Funds most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

Mail. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent

----------

(1) Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirement of the S&P 500 Index Fund.

or broker-dealer, please verify with them the proper address and instructions required before writing or mailing your check. All purchase requests should be mailed to one of the following addresses:

       Regular Mail:                      Registered, Express or Certified Mail:

       SSgA Funds                         SSgA Funds
       P.O. Box 8317                      66 Brooks Drive
       Boston, MA  02266-8317             Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor.

Redemptions (including exchanges) of shares of the Active International, Emerging Markets and International Growth Opportunities Funds executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

With respect to the funds offered through this prospectus, management believes that market timing strategies may be disruptive. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that a fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each fund reserves the right to terminate or modify the exchange privilege in the future.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.    Instructing the wiring bank to wire federal funds to:

         State Street Bank and Trust Company
         225 Franklin Street, Boston, MA 02110
         ABA #0110-0002-8
         DDA #9904-631-0
         SSgA (Name of Fund) Fund(s)
         Account Number and Registration
         Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account.

Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.    They must have a readily ascertainable market value;

3.    They must be liquid;

4.    They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. For the Money Market Fund and Yield Plus Fund, a business day is one on which the NYSE or the Boston Federal Reserve are open. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


Redemptions (including exchanges) of shares of the Active International, Emerging Markets and International Growth Opportunities Funds executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.


Unless otherwise noted, redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. With respect to the Yield Plus Fund, a dividend will be paid on shares redeemed if the redemption request is received by State Street after 12 noon Eastern time. Redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend. With respect to the Money Market Fund, no dividends will be paid on shares on the date of redemption. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing Agreement with the SSgA Funds or the Distributor.

Checkwriting Service (Money Market Fund only). If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

Cash Sweep Program (Money Market and Yield Plus Fund only). Money managers of master trust clients may participate in a cash sweep program to automatically invest excess cash in the Money Market and Yield Plus Funds. A money manager must select the fund, give authorization to complete the fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the fund on a daily basis. Where the Advisor acts as the money manager, the Advisor will receive a management fee from the client.

Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The funds, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

During periods of drastic economic or market changes, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds By Wire. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. Proceeds may be sent, depending on the fund, on the same or the next business day. Although the SSgA Funds do not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The wire schedule for the funds is as follows:

      o Money Market--Requests received via telephone prior to 4 p.m. Eastern time will be sent the same day according to pre-designated instructions.

      o Yield Plus--Requests received prior to 12 noon Eastern time will have the shares redeemed using that day's closing price with the proceeds wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received after 12 noon Eastern time will have the shares redeemed using that day's closing price and the proceeds wired the following business day.

            Redemption requests received prior to 12 noon Eastern time for the Yield Plus Fund will not be eligible for that day's interest.

      o All Other Funds--Requests must be received prior to 4 p.m. The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

Redemption Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.    Your address of record has changed within the past 60 days;

2.    You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.    A broker or securities dealer, registered with a domestic stock exchange;

2.    A federal savings, cooperative or other type of bank;

3.    A savings and loan or other thrift institution;

4.    A credit union; or

5.    A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

Seller                         Requirements for Written Requests

                               o     Letter of instruction, signed by all persons
Owner of individual, joint,          authorized to sign for the account stating general
sole proprietorship,                 titles/capacity, exactly as the
UGMA/UTMA (custodial                 account is registered; and (see above).
accounts for minors) or
general partner accounts       o     Signature guarantee, if applicable
-------------------------------------------------------------------------------------------
Owners of corporate or         o     Letter of instruction signed by authorized
association accounts                 person(s), stating capacity as indicated by the
                                     corporate resolution;

                               o     Corporate resolution, certified within the past 90
                                     days; and

                               o     Signature guarantee, if applicable (see above).
-------------------------------------------------------------------------------------------
Owners or trustees of trust    o     Letter of instruction, signed by all trustees;
accounts
                               o     If the trustees are not named in the registration,
                                     please provide a copy of the trust document certified
                                     within the past 60 days; and

                               o     Signature guarantee, if applicable (see above).
-------------------------------------------------------------------------------------------
Joint tenancy shareholders     o     Letter of instruction signed by surviving tenant(s);
whose co-tenants are
deceased                       o     Certified copy of the death certificate; and

                               o     Signature guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

In-Kind Redemptions. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the SSgA Funds as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The funds have adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows each fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of the funds average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES

All of the funds determine the price per share once each business day at 4 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier. Pricing does not occur on Exchange holidays. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent.

All funds but the Money Market Fund value portfolio securities at market value. The funds value securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

The Money Market Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income as follows:

--------------------------------------------------------------------------------
 Fund                     Dividends Declared     Dividends Paid
--------------------------------------------------------------------------------
 Money Market             Daily                  Last business day of each month
--------------------------------------------------------------------------------
 Yield Plus               Daily                  Last business day of each month
--------------------------------------------------------------------------------
 High Yield Bond          Quarterly              Quarterly
--------------------------------------------------------------------------------
 Bond Market              Quarterly              Quarterly
--------------------------------------------------------------------------------
 Matrix Equity            Quarterly              Quarterly
--------------------------------------------------------------------------------
 S&P 500 Index            Quarterly              Quarterly
--------------------------------------------------------------------------------
 Growth and Income        Quarterly              Quarterly
--------------------------------------------------------------------------------
 Intermediate             Quarterly              Quarterly
--------------------------------------------------------------------------------
 IAM SHARES Fund          Quarterly              Quarterly
--------------------------------------------------------------------------------
 Aggressive Equity        Annually               Annually
--------------------------------------------------------------------------------
 Special Equity           Annually               Annually
--------------------------------------------------------------------------------
 Small Cap                Annually               Annually
--------------------------------------------------------------------------------
 International Growth
 Opportunities            Annually               Annually
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fund                        Dividends Declared     Dividends Paid
--------------------------------------------------------------------------------
 Emerging Markets            Annually               Annually
--------------------------------------------------------------------------------
 Active International        Annually               Annually
--------------------------------------------------------------------------------
 Life Solutions Income and
 Growth                      Annually               Annually
--------------------------------------------------------------------------------
 Life Solutions Balanced     Annually               Annually
--------------------------------------------------------------------------------
 Life Solutions Growth       Annually               Annually
-----------------------------------------------------------------------------

The Board of Trustees intends to declare capital gain distributions annually, generally in mid-October. Distributions will be declared from net short- and long-term capital gains, if any. It is intended that an additional distribution may be declared and paid in December if required for the funds to avoid the imposition of a 4% federal excise tax on undistributed capital gains. The Money Market Fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

In addition, the Life Solutions funds receive capital gain distributions from the Underlying funds. Capital gain distributions may be expected to vary considerably from time to time.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, or if a check remains uncashed for at least six months, the cash election will be changed automatically and the future dividends and other distributions will be reinvested in additional shares of the relevant Fund until the investor notifies the SSgA funds in writing of the correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks shall be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Except for the Money Market Fund, any dividend or capital gain distribution paid by a fund shortly after a purchase of shares will reduce the per share net asset value of a fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

Distribution Option. Investors can choose from four different distribution options as indicated on the account Application:

      o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

      o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

      o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

      o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

For dividends declared either quarterly or annually, the proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. If you chose Cash Option and requested a check, the check will be mailed to you. Proceeds from a dividend or capital gains will not be wired in federal funds to a bank.

TAXES

The following discussion is only a summary of certain federal income tax issues generally affecting the funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in a fund with the investor's tax advisor.

Each fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, no fund will be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the funds' net investment income and net capital gain.

Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares. The Life Solutions Funds may incur additional capital gains on the sale of their investments in the Underlying Funds if the Life Solutions Funds rebalance their portfolios.

Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

The sale or exchange of fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

With respect to the Money Market Fund, no capital gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed. Shareholders of a Fund will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign Income Taxes. Investment income received by any fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle a fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders of any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of any of the International Growth, Emerging Markets and Active International Funds' total assets at the close of any taxable year consists of securities of foreign corporations, a fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by a fund. The fund may be subject to certain holding period requirements relative to securities held in order to take advantage of this credit. If the Foreign Election is made, shareholders would include in their gross income both dividends received from a fund and foreign income taxes paid by a fund. Shareholders of a fund would be entitled to treat the foreign income taxes withheld as a credit against their United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, shareholders could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that a fund will qualify to make the Foreign Election; however, a fund cannot be certain that it will be eligible to make such an election or that any particular shareholder will be eligible for the foreign tax credit.

               INFORMATION REGARDING STANDARD & POOR'S CORPORATION

 "Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by the SSgA S&P 500 Index Fund through the Master Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the fund regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the fund. Standard & Poor's has no obligation to take the needs of the shareholders of the fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the fund.

Standard & Poor's does not guarantee the accuracy and/or the completeness of the index or any data included therein and standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the fund or the shareholders of the fund or any other person or entity from the use of the index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits) even if notified of the possibility of such damages

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the funds' financial statements, are included in the annual reports, which are available upon request by calling the Distributor at 1-800-647-7327.

MONEY MARKET FUND

                                                                              Fiscal Years Ended August 31,

                                                        2000            1999             1998             1997             1996
NET ASSET VALUE, BEGINNING OF PERIOD                                 $1.0000          $1.0000          $1.0000          $1.0000
                                                                     -------          -------          -------          -------
INCOME FROM OPERATIONS:
    Net investment income                                              .0476            .0528            .0516            .0524
DISTRIBUTIONS:
    Dividends from net investment income                              (.0476)          (.0528)          (.0516)          (.0524)
                                                                     -------          -------          -------          -------
NET ASSET VALUE, END OF PERIOD                                       $1.0000          $1.0000          $1.0000          $1.0000
                                                                     =======          =======          =======          =======
TOTAL RETURN (%)                                                        4.86             5.41             5.28             5.36
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period ($000 omitted)                      10,084,283        5,477,326        4,278,165        3,475,409
    Ratios to average net assets (%):
      Operating expenses                                                 .40              .41              .39              .39
      Net investment income                                             4.74             5.28             5.17             5.20

YIELD PLUS FUND

                                                                              Fiscal Years Ended August 31,

                                                            2000         1999           1998           1997           1996
NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.97         $10.01         $10.00         $10.00
                                                                        -----         ------         ------         ------
INCOME FROM OPERATIONS:
    Net investment income(1)                                              .54            .57            .54            .56
    Net realized and unrealized gain (loss)                              (.07)          (.04)           .01             --
                                                                        -----         ------         ------         ------
        Total From Operations                                             .47            .53            .55            .56
                                                                        -----         ------         ------         ------
DISTRIBUTIONS:
    Dividends from net investment income                                 (.54)          (.57)          (.54)          (.56)
    Dividends from net realized gain on
       investments                                                         --             --             --             --
                                                                        -----         ------         ------         ------
        Total Distributions                                              (.54)          (.57)          (.54)          (.56)
                                                                        -----         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                                          $9.90          $9.97         $10.01         $10.00
                                                                        =====         ======         ======         ======
TOTAL RETURN(%)                                                          4.67           5.40           5.67           5.73
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period ($omitted)                              525,494        672,465        840,055        933,485
    Ratios to average net assets (%):
       Operating expenses                                                 .41            .41            .38            .36
       Net investment income                                             5.29           5.66           5.42           5.59
    Portfolio turnover rate (%)                                        167.12         249.10          92.38          97.05

----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

INTERMEDIATE FUND

                                                                       Fiscal Years Ended August 31,

                                                       2000         1999          1998          1997          1996
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.04         $9.76         $9.57         $9.72
                                                                  ------         -----         -----         -----
INCOME FROM OPERATIONS:
    Net investment income(1)                                         .49           .53           .54           .53
    Net realized and unrealized gain (loss)                         (.35)          .28           .20          (.14)
                                                                  ------         -----         -----         -----
    Total From Operations                                            .14           .81           .74           .39
                                                                  ------         -----         -----         -----
DISTRIBUTIONS:
    Dividends from net investment income                            (.51)         (.53)         (.55)         (.54)
                                                                  ------         -----         -----         -----
    Dividends from net realized gain on investments                 (.16)           --            --            --
                                                                  ------         -----         -----         -----
        Total Distributions                                         (.67)         (.53)         (.55)         (.54)
NET ASSET VALUE, END OF PERIOD                                     $9.51        $10.04         $9.76         $9.57
                                                                  ======         =====         =====         =====
TOTAL RETURN (%)                                                    1.36          8.64          8.00          4.12
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period ($000 omitted)                      71,550        76,691        53,834        41,518
    Ratios to average net assets (%):
       Operating expenses, net(2)                                    .60           .60           .60           .60
       Operating expenses, gross(2)                                 1.11          1.13          1.30          1.38
       Net investment income                                        5.02          5.51          5.78          5.57
    Portfolio turnover (%)                                        304.47        244.58        242.76        221.73

----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

BOND MARKET FUND

                                                                        Fiscal Years/Period Ended August 31,

                                                      2000           1999           1998           1997         1996++
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.35          $9.97          $9.63         $10.00
                                                                   ------         ------          -----          -----
INCOME FROM OPERATIONS:
    Net investment income(1)                                          .54            .55            .53            .27
    Net realized and unrealized gain (loss)                          (.52)           .40            .35           (.49)
                                                                   ------         ------          -----          -----
    Total Income From Operations                                      .02            .95            .88           (.22)
                                                                   ------         ------          -----          -----
DISTRIBUTIONS:
    Dividends from net investment income                             (.54)          (.54)          (.54)          (.15)
    Dividends from net realized gain on investments                  (.20)          (.03)            --             --
                                                                   ------         ------          -----          -----
        Total Distributions                                          (.74)          (.57)          (.54)          (.15)
                                                                   ------         ------          -----          -----
NET ASSET VALUE, END OF PERIOD                                      $9.63         $10.35          $9.97          $9.63
                                                                   ======         ======          =====          =====
TOTAL RETURN (%)(2)                                                   .07           9.86           9.47          (2.19)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period ($000 omitted)                      269,284        190,151         87,670         29,015
    Ratios to average net assets (%)(3):
        Operating expenses, net(4)                                    .50            .48            .50            .63
        Operating expenses, gross(4)                                  .50            .52            .74            .93
        Net investment income                                        5.50           5.74           6.05           5.66
    Portfolio turnover (%)(3)                                      327.83         300.77         375.72         253.30

----------
++ For the period February 7, 1996 (commencement of operations) to August 31, 1996.

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) Periods less than one year are not annualized.

(3) The ratios for the period ended August 31, 1996 are annualized.

(4) See Note 4 of the Annual Report for current period amounts.

HIGH YIELD BOND FUND

                                                           Fiscal Years/Periods Ended August 31,

                                                           2000             1999            1998++
NET ASSET VALUE, BEGINNING OF PERIOD                                        $9.90          $10.00
                                                                           ------           -----
INCOME FROM OPERATIONS:
    Net investment income(1)                                                  .78             .18
    Net realized and unrealized gain (loss)                                   .30            (.24)
                                                                           ------           -----
        Total Income Investment Operations                                   1.08            (.06)
                                                                           ------           -----
DISTRIBUTIONS:
    Dividends from net investment income                                     (.66)           (.04)
                                                                           ------           -----
NET ASSET VALUE, END OF PERIOD                                             $10.32           $9.90
                                                                           ======           =====
TOTAL RETURN (%)(2)                                                         11.21            (.59)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period ($000 omitted)                               34,847          11,908
    Ratios to average net assets (%)(3):
       Operating expenses, net(4)                                             .65             .65
       Operating expenses, gross(4)                                           .87            1.66
       Net investment income                                                 7.97            6.38
    Portfolio turnover (%)(5)                                              234.31          173.64

----------
++ For the period May 5, 1998 (commencement of operations) to August 31, 1998.

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) Periods less than one year are not annualized.

(3) The ratios for the period ended August 31, 1998 are annualized.

(4) See Note 4 of the Annual Report for current period amounts.

(5) The ratio for the period ended August 31, 1998 has not been annualized due to the fund's short period of operation.

GROWTH AND INCOME FUND

                                                                           Fiscal Years Ended August 31,

                                                        2000          1999          1998           1997          1996
NET ASSET VALUE, BEGINNING OF PERIOD                                  $18.10        $18.08        $13.36        $11.95
                                                                      ------        ------        ------        ------
INCOME FROM OPERATIONS:
    Net investment income(1)                                             .09           .11           .12           .15
    Net realized and unrealized gain (loss)                             6.79          1.83          5.18          1.46
                                                                      ------        ------        ------        ------
        Total Income From Operations                                    6.88          1.94          5.30          1.61
                                                                      ------        ------        ------        ------
DISTRIBUTIONS:
    Dividends from net investment income                                (.09)         (.11)         (.14)         (.16)
    Dividends from net realized gain on investments                    (2.36)        (1.81)         (.44)         (.04)
                                                                      ------        ------        ------        ------
        Total Distributions                                            (2.45)        (1.92)         (.58)         (.20)
                                                                      ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD                                        $22.53        $18.10        $18.08        $13.36
                                                                      ======        ======        ======        ======
TOTAL RETURN (%)                                                       41.55         10.93         40.95         13.57
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period ($000 omitted)                         291,716       111,626        71,736        55,823
    Ratios to average net assets (%):
       Operating expenses, net(2)                                       1.03           .95           .95           .95
       Operating expenses, gross(2)                                     1.11          1.14          1.21          1.40
       Net investment income                                             .41           .57           .82          1.15
    Portfolio turnover (%)                                             72.27         66.44         29.88         38.34

----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

S&P 500 INDEX FUND

                                                                           Fiscal Years Ended August 31,

                                                          2000           1999          1998          1997         1996
NET ASSET VALUE, BEGINNING OF PERIOD                                       $19.42        $18.96        $14.41       $12.81
                                                                           ------        ------        ------       ------
INCOME FROM OPERATIONS:
    Net investment income(1)                                                  .29           .31           .32          .32
    Net realized and unrealized gain (loss)                                  6.74          1.18          5.22         1.98
                                                                           ------        ------        ------       ------
    Total From Operations                                                    7.03          1.49          5.54         2.30
                                                                           ------        ------        ------       ------
DISTRIBUTIONS:
    Dividends from net investment income                                     (.29)         (.32)         (.32)        (.31)
    Dividends from net realized gain on investment                          (2.42)         (.71)         (.67)        (.39)
                                                                           ------        ------        ------       ------
        Total Distributions                                                 (2.71)        (1.03)         (.99)        (.70)
                                                                           ------        ------        ------       ------
NET ASSET VALUE, END OF PERIOD                                             $23.74        $19.42        $18.96       $14.41
                                                                           ======        ======        ======       ======
TOTAL RETURN (%)                                                            39.52          7.91         40.30        18.46
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period ($000 omitted)                            2,673,963     1,615,913     1,299,571      704,683
    Ratios to average net assets (%):
       Operating expenses, net(2)                                             .18           .17           .16          .18
       Operating expenses, gross(2)                                           .28           .27           .26          .28
       Net investment income                                                 1.29          1.50          2.00         2.32
    Portfolio turnover (%)                                                  13.80         26.17          7.54        28.72

----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

MATRIX EQUITY FUND

                                                                      Fiscal Years Ended August 31,

                                                     2000           1999          1998           1997         1996
NET ASSET VALUE, BEGINNING OF PERIOD                                $15.68        $18.41         $14.13       $13.93
                                                                    ------        ------         ------       ------
INCOME FROM OPERATIONS:
    Net investment income(1)                                           .09           .17            .21          .24
    Net realized and unrealized gain (loss)                           4.42           .29           5.43         1.64
                                                                    ------        ------         ------       ------
    Total Income From Operations                                      4.51           .46           5.64         1.88
                                                                    ------        ------         ------       ------
DISTRIBUTIONS:
    Dividends from net investment income                              (.10)         (.19)          (.22)        (.24)
    Dividends from net realized gain on investments                  (2.58)        (3.00)         (1.14)       (1.44)
                                                                    ------        ------         ------       ------
        Total Distributions                                          (2.68)        (3.19)         (1.36)       (1.68)
                                                                    ------        ------         ------       ------
NET ASSET VALUE, END OF PERIOD                                      $17.51        $15.68         $18.41       $14.13
                                                                    ======        ======         ======       ======
TOTAL RETURN (%)                                                     32.83          2.09          42.75        14.67
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period ($000 omitted)                       557,029       445,077        429,397      261,888
    Ratios to average net assets (%):
      Operating expenses, net(2)                                       .78           .69            .58          .66
      Operating expenses, gross(2)                                     .94           .97            .96         1.04
      Net investment income                                            .52           .97           1.33         1.76
    Portfolio turnover (%)                                          130.98        133.63         117.27       150.68

----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

SMALL CAP FUND

                                                                        Fiscal Years Ended August 31,

                                                       2000            1999         1998           1997         1996
NET ASSET VALUE, BEGINNING OF PERIOD                                   $15.96       $22.11         $17.44       $14.42
                                                                       ------       ------         ------       ------
INCOME FROM OPERATIONS:
     Net investment income(1)                                             .03          .02            .03          .04
     Net realized and unrealized gain (loss)                             1.78        (4.54)          5.87         3.25
                                                                       ------       ------         ------       ------
         Total Income From Operations                                    1.81        (4.52)          5.90         3.29
                                                                       ------       ------         ------       ------
DISTRIBUTIONS:
     Dividends from net investment income                                (.02)        (.04)          (.01)        (.07)
     Dividends from net realized gain on investments                       --        (1.59)         (1.22)        (.20)
         Total Distributions                                             (.02)       (1.63)         (1.23)        (.27)
                                                                       ------       ------         ------       ------
NET ASSET VALUE, END OF PERIOD                                         $17.75       $15.96         $22.11       $17.44
                                                                       ======       ======         ======       ======
TOTAL RETURN (%)                                                        11.35       (22.32)         35.85        23.14
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)                         352,013      344,630        149,808       55,208
     Ratios to average net assets (%):
         Operating expenses, net                                         1.07         1.04           1.00         1.00
         Operating expenses, gross                                       1.07         1.04           1.09         1.18
         Net investment income                                            .17          .10            .18          .26
     Portfolio turnover (%)                                            110.82        86.13         143.79        76.85

----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

SPECIAL EQUITY FUND

                                                   Fiscal Year/Period Ended August 31,

                                                   2000          1999           1998++
NET ASSET VALUE, BEGINNING OF PERIOD                             $7.17          $10.00
                                                                 -----          ------
INCOME FROM OPERATIONS:
     Net investment income(1)                                       --             .01
     Net realized and unrealized gain (loss)                      2.01           (2.84)
                                                                 -----          ------
         Total Income From Operations                             2.01           (2.83)
                                                                 -----          ------
DISTRIBUTIONS
     Dividends from net investment income                         (.01)             --
                                                                 -----          ------
NET ASSET VALUE, END OF PERIOD                                   $9.17           $7.17
                                                                 =====          ======
TOTAL RETURN (%)(2)                                              28.06          (28.30)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period ($000 omitted)                    10,621          13,146
    Ratios to average net assets (%)(3):
       Operating expenses, net(4)                                 1.10            1.10
       Operating expenses, gross(4)                               1.57            1.55
       Net investment income                                       .01             .24
    Portfolio turnover (%)(3)                                   211.30           88.36

----------
++ For the period May 1, 1998 (commencement of operations) to August 31, 1998.

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) Periods less than one year are not annualized.

(3) The ratios for the period ended August 31, 1998 are annualized.

(4) See Note 4 of the Annual Report for current period amounts.

AGGRESSIVE EQUITY FUND

                                                Fiscal Period Ended August 31,

                                                   2000               1999++

NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00
                                                                      ------
INCOME FROM OPERATIONS:
    Net investment loss(1)                                              (.04)
    Net realized and unrealized gain (loss)                             2.77
                                                                      ------
        Total Income From Operations                                    2.73
                                                                      ------
NET ASSET VALUE, END OF PERIOD                                        $12.73
                                                                      ======
TOTAL RETURN (%)(2)                                                    27.30
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period ($000 omitted)                           7,185
    Ratios to average net assets (%)(3):
       Operating expenses, net(4)                                       1.10
       Operating expenses, gross(4)                                     2.07
       Net investment loss                                              (.50)
    Portfolio turnover rate (%)(2)                                    179.56

----------
++ For the period December 30, 1998 (commencement of operations) to August 31, 1999.

(1) Average month-end shares outstanding were used for this calculation.

(2) Periods less than one year are not annualized.

(3) The ratios for the period ended August 31, 1999 are annualized.

(4) See Note 4 of the Annual Report for current period amounts.

IAM SHARES FUND

                                                 Fiscal Period Ended August 31,

                                                   2000               1999++
NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00
                                                                      ------
INCOME FROM OPERATIONS:
    Net investment income(1)                                             .02
    Net realized and unrealized gain (loss)                              .12
                                                                      ------
        Total Income From Operations                                     .14
                                                                      ------
NET ASSET VALUE, END OF PERIOD                                        $10.14
                                                                      ======
TOTAL RETURN (%)(2)                                                     1.40
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period ($000 omitted)                          60,316
    Ratios to average net assets (%)(3):
       Operating expenses, net(4)                                        .65
       Operating expenses, gross(4)                                      .67
       Net investment income                                             .72
    Portfolio turnover (%)(5)                                             --

----------
++ For the period June 2, 1999 (commencement of operations) to August 31, 1999.

(1) Average month-end shares were used for this calculation.

(2) Periods less than one year are not annualized.

(3) The ratios for the period ended August 31, 1999 are annualized.

(4) See Note 4 of the Annual Report for current period amounts.

(5) This rate is not meaningful due to the fund's short period of operation.

EMERGING MARKETS FUND

                                                                                 Fiscal Years Ended August 31,

                                                            2000          1999          1998          1997          1996
NET ASSET VALUE, BEGINNING OF PERIOD                                       $6.52        $12.33        $10.87        $10.30
                                                                          ------         -----        ------        ------
INCOME FROM OPERATIONS:
    Net investment income(1)                                                 .15           .18           .12           .11
    Net realized and unrealized gain (loss)                                 4.07         (5.58)         1.51           .68
                                                                          ------         -----        ------        ------
        Total From Investment Operations                                    4.22         (5.40)         1.63           .79
                                                                          ------         -----        ------        ------
DISTRIBUTIONS:
    Dividends from net investment income                                    (.27)         (.15)         (.11)         (.12)
    Dividends from net realized gain on investment                            --          (.26)         (.06)         (.10)
                                                                          ------         -----        ------        ------
        Total Distributions                                                 (.27)         (.41)         (.17)         (.22)
                                                                          ------         -----        ------        ------
NET ASSET VALUE, END OF PERIOD                                            $10.47         $6.52        $12.33        $10.87
                                                                          ======         =====        ======        ======
TOTAL RETURN (%)                                                           66.41        (45.36)        15.12          7.83
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)                                 335.655       206,370       252,708       120,216
Ratios to average net assets (%):
    Operating expenses, net(2)                                              1.25          1.25          1.25          1.28
    Operating expenses, gross                                               1.34          1.38          1.51          1.67
    Net investment income                                                   1.78          1.85          1.07          1.10
Portfolio turnover (%)                                                     39.64         38.94         15.00          4.36

----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

ACTIVE INTERNATIONAL FUND

                                                                              Fiscal Years/Period Ended August 31,

                                                           2000           1999           1998           1997          1996
NET ASSET VALUE, BEGINNING OF PERIOD                                       $9.24         $10.85         $10.96        $10.89
                                                                          ------          -----         ------        ------
INCOME FROM OPERATIONS:
    Net investment income(1)                                                 .12            .16            .10           .36
    Net realized and unrealized gain (loss)                                 2.09          (1.13)           .03           .28
                                                                          ------          -----         ------        ------
        Total Income From Operations                                        2.21           (.97)           .13           .64
                                                                          ------          -----         ------        ------
DISTRIBUTIONS:
    Dividends from net investment income                                    (.39)          (.15)          (.18)         (.57)
    Dividends from net realized gain on investments                         (.69)          (.49)          (.06)           --
                                                                          ------          -----         ------        ------
        Total Distributions                                                (1.08)          (.64)          (.24)         (.57)
                                                                          ------          -----         ------        ------
NET ASSET VALUE, END OF PERIOD                                            $10.37          $9.24         $10.85        $10.96
                                                                          ======          =====         ======        ======
TOTAL RETURN (%)(2)                                                        26.88          (9.50)          1.17          6.22
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period ($000 omitted)                              99,916         76,565         83,930        54,595
    Ratios to average net assets (%)(3):
       Operating expenses, net(4)                                           1.00           1.00           1.00          1.00
       Operating expenses, gross(4)                                         1.37           1.29           1.40          1.47
       Net investment income                                                1.30           1.23           1.12          1.16
    Portfolio turnover rate (%)(3)                                         62.02          74.79          48.29         22.02

----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) Periods less than one year are not annualized.

(3) The ratios for the period ended August 31, 1995 are annualized.

(4) See Note 4 of the Annual Report for current period amounts.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

                                                        Fiscal Year/Period Ended August 31,

                                                      2000            1999             1998++
NET ASSET VALUE, BEGINNING OF PERIOD                                   $8.42           $10.00
                                                                      ------           ------
INCOME FROM OPERATIONS:
    Net investment income(1)                                             .11              .03
    Net realized and unrealized gain (loss)                             2.83            (1.61)
                                                                      ------           ------
        Total Income From Operations                                    2.94            (1.58)
                                                                      ------           ------
DISTRIBUTIONS:
   Dividends from net investment income                                 (.05)              --
                                                                      ------           ------
NET ASSET VALUE, END OF PERIOD                                        $11.31            $8.42
                                                                      ======           ======
TOTAL RETURN (%)(2)                                                    35.08           (15.80)
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period ($000 omitted)                          53,416           22,966
    Ratios to average net assets (%)(3):
       Operating expenses, net(4)                                       1.10             1.10
       Operating expenses, gross(4)                                     1.30             1.66
       Net investment income                                            1.16             1.27
    Portfolio turnover (%)(3)                                          39.19            17.24

----------
++ For the period May 1, 1998 (commencement of operations) to August 31, 1998.

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) Periods less than one year are not annualized.

(3) The ratios for the period ended August 31, 1998 are annualized.

(4) See Note 4 of the Annual Report for current period amounts.

LIFE SOLUTIONS INCOME AND GROWTH FUND

                                                                        Fiscal Years/Period Ended August 31,

                                                             2000             1999            1998             1997++
NET ASSET VALUE, BEGINNING OF PERIOD                                          $12.65          $12.93           $12.68
                                                                              ------          ------           ------
INCOME FROM OPERATIONS:
    Net investment income(1)                                                     .44             .46               --
    Net realized and unrealized gain (loss)                                      .95            (.01)             .25
                                                                              ------          ------           ------
        Total Income from Operations                                            1.39             .45              .25
                                                                              ------          ------           ------
DISTRIBUTIONS:
    Dividends from net investment income                                        (.61)           (.41)              --
    Dividends from net realized gain on investments                             (.50)           (.32)              --
                                                                              ------          ------           ------
        Total Distributions                                                    (1.11)           (.73)              --
                                                                              ------          ------           ------
NET ASSET VALUE, END OF PERIOD                                                 12.93          $12.65           $12.93
                                                                              ======          ======           ======
TOTAL RETURN (%)(2)                                                            11.27            3.53             1.97
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period ($000 omitted)                                  25,742          23,771           13,979
    Ratios to average net assets (%)(3):
      Operating expenses, net(4)                                                 .45             .45              .35
      Operating expenses, gross(4)                                               .50             .72             1.14
      Net investment income                                                     3.37            3.00              .16
    Portfolio turnover (%)(3)                                                  93.34           93.28           106.68

----------
++ For the period July 1, 1997 (commencement of operations) to August 31, 1997.

(1) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.

(2) Periods less than one year are not annualized.

(3) The ratios for the period ended August 31, 1997 are annualized.

(4) See Note 4 of the Annual Report for current period amounts.

LIFE SOLUTIONS BALANCED FUND

                                                                      Fiscal Years/Period Ended August 31,

                                                            2000             1999            1998             1997++
NET ASSET VALUE, BEGINNING OF PERIOD                                         $12.95          $13.98           $13.69
                                                                             ------          ------           ------
INCOME FROM OPERATIONS:
    Net investment income(1)                                                    .38             .50               --
    Net realized and unrealized gain (loss)                                    1.84            (.45)             .29
                                                                             ------          ------           ------
        Total Income from Operations                                           2.22             .05              .29
                                                                             ------          ------           ------
DISTRIBUTIONS:
    Dividends from net investment income                                       (.61)           (.56)              --
    Dividends from net realized gain on investments                            (.76)           (.52)              --
                                                                             ------          ------           ------
        Total Distributions                                                   (1.37)          (1.08)              --
                                                                             ------          ------           ------
NET ASSET VALUE, END OF PERIOD                                               $13.80          $12.95           $13.98
                                                                             ======          ======           ======
TOTAL RETURN (%)(2)                                                           17.89             .33             2.12
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period ($000 omitted)                                 99,092          90,804           47,003
    Ratios to average net assets (%)(3):
       Operating expenses, net(4)                                               .28             .36              .35
       Operating expenses, gross(4)                                             .28             .36              .49
      Net investment income                                                    2.83            2.07              .07
    Portfolio turnover (%)(3)                                                 51.09          101.40            51.61

----------
++ For the period July 1, 1997 (commencement of operations) to August 31, 1997.

(1) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.

(2) Periods less than one year are not annualized.

(3) The ratios for the period ended August 31, 1997 are annualized.

(4) See Note 4 of the Annual Report for current period amounts.

LIFE SOLUTIONS GROWTH FUND

                                                                      Fiscal Years/Period Ended August 31,

                                                            2000             1999            1998             1997++
NET ASSET VALUE, BEGINNING OF PERIOD                                         $13.02          $14.79           $14.44
                                                                             ------          ------           ------
INCOME FROM OPERATIONS:
    Net investment income(1)                                                    .26             .38               --
    Net realized and unrealized gain (loss)                                    2.81            (.75)             .35
                                                                             ------          ------           ------
        Total Income from Operations                                           3.07            (.37)             .35
                                                                             ------          ------           ------
DISTRIBUTIONS:
    Dividends from net investment income                                       (.55)           (.71)              --
    Dividends from net realized gain on investments                            (.92)           (.69)              --
                                                                             ------          ------           ------
        Total Distributions                                                   (1.47)          (1.40)              --
                                                                             ------          ------           ------
NET ASSET VALUE, END OF PERIOD                                               $14.62          $13.02           $14.79
                                                                             ======          ======           ======
TOTAL RETURN (%)(2)                                                           24.72           (2.68)            2.42
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period ($000 omitted)                                 65,018          53,432           43,603
    Ratios to average net assets (%)(3):
      Operating expenses, net(4)                                                .38             .41              .35
      Operating expenses, gross(4)                                              .38             .41              .54
      Net investment income                                                    1.89            1.52              .09
    Portfolio turnover (%)(3)                                                 43.15           67.66            39.49

----------
++ For the period July 1, 1997 (commencement of operations) to August 31, 1997.

(1) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.

(2) Periods less than one year are not annualized.

(3) The ratios for the period ended August 31, 1997 are annualized.

(4) See Note 4 of the Annual Report for current period amounts.

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

Statements of Additional Information (SAI) include additional information about each fund. Each fund's SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. To request an SAI, other information about any fund or to make any shareholder inquiry, please contact:


                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


You also can review and copy information about a fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about a fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also access the SSgA Funds' website at www.ssgafunds.com.

SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                              EMERGING MARKETS FUND

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.


                      PROSPECTUS DATED DECEMBER ____, 2000

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS..................................... 3

  INVESTMENT OBJECTIVE........................................................ 3
  PRINCIPAL INVESTMENT STRATEGIES............................................. 3
  PRINCIPAL RISKS OF INVESTING IN THE FUND.................................... 3
  RISK AND RETURN............................................................. 4

FEES AND EXPENSES OF THE FUND................................................. 6

MANAGEMENT OF THE FUND........................................................ 8

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT
  STRATEGIES AND RISKS........................................................ 8

SHAREHOLDER INFORMATION...................................................... 10

  PURCHASE OF FUND SHARES.................................................... 10
  REDEMPTION OF FUND SHARES.................................................. 12
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS............... 14
  PRICING OF FUND SHARES..................................................... 15
  DIVIDENDS AND DISTRIBUTIONS................................................ 15
  TAXES...................................................................... 15

FINANCIAL HIGHLIGHTS......................................................... 17

ADDITIONAL INFORMATION ABOUT THE FUND........................................ 19

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

This objective may be changed only with the approval of a majority of the fund's shareholders as defined in the Investment Company Act of 1940 (the 1940 Act).

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the fund invests will be expanded over time as the stock markets in other countries evolve. Nearly all of the fund's assets will be invested in equity, and equity-like, securities concentrated in emerging market countries (i.e., typically over 85% but no less than 65%). In general, the S&P/IFC Investable Index classifies a stock market as "emerging" if it meets at least one of the two general criteria: (i) it is located in a low or middle income economy as defined by the World Bank, and/or
(ii) its investable market capitalization is low relative to its most recent GNP figures. A low or middle income is any country with a GNP per capital less than $9,361.However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered. Risks of emerging markets are discussed in the Principal Risks section.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital Index Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will expand to gain exposure to new emerging countries.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




Emerging Market Countries. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Emerging market securities are subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures.


International Securities. A fund's return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Foreign markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the US and there may be less public information available about foreign companies.


Securities of Large Capitalization Companies. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Foreign Currency and Exchange Rate Risk. The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms. Price spread on currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. Because a fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.


Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.


With respect to equity securities purchased by the Emerging Markets Fund certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results.

Market Risk. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Liquidity Risk. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in international and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Analytical Models. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.

Initial Public Offerings (IPOs). Performance of a fund may be impacted by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. There is no guarantee that a fund will continue to participate in the IPO market, and, due to their volatility, IPOs can have a positive or negative impact on performance.


RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns

[bar chart]

1995           -7.89%

1996           14.88%

1997           -8.81%

1998          -15.94%


1999           64.83%


Best Quarter - September 30, 1994: 29.65%

Worst Quarter - December 31, 1997: (21.41%)


Current Fiscal Quarter - August 31, 2000: 1.07%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.


                       Average Annual Total Returns


                 For the Periods Ended December 31, 1999:

                                        1 Year         5 Years       Inception

Emerging Markets Fund                   64.83%          5.98%          6.59%

S&P/IFC Investable Composite Index      66.63           2.11          (0.07)

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases           None

     Maximum Deferred Sales Charge (Load)                       None

     Maximum Sales Charge (Load) Imposed on Reinvested
        Dividends or Other Distributions                        None


     Redemption Fee*                                              2%


     Exchange Fee                                               None

     Maximum Account Fee                                        None


* Redemptions (including exchanges) of shares of the Emerging Markets Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.


Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)

     Management Fee(1)                                          .75%


     Distribution and Service (12b-1) Fees(1, 2)                .16

     Other Expenses                                             .46
                                                              -----
     Gross Expenses                                            1.37
                                                              -----
     Less Contractual Management Fee
      Reimbursement                                            (.12)
                                                              -----
     Total Net Annual Fund Operating Expenses(1)               1.25%
                                                              =====


Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    1 year             3 years           5 years            10 years


     $127               $410              $726               $1,625
     ====               ====              ====               ======


----------


(1) The Advisor has contractually agreed to reimburse the Emerging Markets Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .63%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

(2) The ratio includes .09% for 12b-1 Distribution and .07% for 12b-1 Shareholder Servicing Fees.

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors ("SSgA") is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $_____ billion under management as of _______________, 2000, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

For these services, the fund pays State Street an annual management fee, calculated daily and paid monthly, of 0.63% (after fee reimbursement) of the average daily net asset value of the fund.

Mr. Brad Aham, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. He joined the firm in 1993. Mr. Aham has worked with the Active Emerging Markets product since its inception, and he manages several institutional funds. In addition to managing portfolios, he performs quantitative and qualitative research for SSgA. Mr. Aham holds an MBA from Boston University and BA degrees in Mathematics and Economics from Brandeis University. There are three other portfolio managers who assist in managing the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund as stated above may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:


Foreign Government Securities. Foreign government securities which the fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The fund will not invest a material percentage of its assets in sovereign debt. Since these are obligations of sovereign governments, they are particularly subject to a risk of default from political instability.

Equity Swaps. The fund intends to use equity swaps to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


Futures Contracts and Options on Futures. To invest cash for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.


Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.


Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

Non-US Debt Securities. A fund's foreign debt securities are typically obligations of sovereign governments. These securities are particularly subject to a risk of default from political instability and fluctuations in exchange rates. Significant emerging market debt is considered non-investment grade.

Fixed-Income Securities Risk. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

Securities of Small Cap Companies. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile which could increase the volatility of the fund's portfolio.

High Risk, High Yield Bonds. The fund may invest in debt securities rated less than BBB- by S&P or Baa3 by Moody's, or in unrated securities judged by the Advisor to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks than investment grade bonds, in that they are especially subject to adverse changes in general economic conditions and, in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and D the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Lower rated debt securities are especially subject to risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Non-Investment Grade Fixed-Income Securities. Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

o Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

o     Changes in the financial condition of their issuers; and

o     Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default.

Instruments of US and Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds. Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

Cash Management. If permitted by applicable exemptive orders or rulings, the fund may invest cash assets in shares of an affiliated mutual fund. This cash of the funds may be invested in shares of the SSgA Money Market Fund.


                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.

Order and Payment Procedures. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Mail. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement

(in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

        Regular Mail:                  Registered, Express or Certified Mail:


        SSgA Funds                     SSgA Funds
        P.O. Box 8317                  66 Brooks Drive
        Boston, MA  02266-8317         Braintree, MA  02184


All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor.

Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each fund reserves the right to terminate or modify the exchange privilege in the future.

Redemptions (including exchanges) of shares of the Emerging Markets Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.    Instructing the wiring bank to wire federal funds to:

      State Street Bank and Trust Company
      225 Franklin Street, Boston, MA  02110
      ABA #0110-0002-8
      DDA #9904-631-0
      SSgA (Name of Fund) Fund(s)
      Account Number and Registration
      Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.    They must have a readily ascertainable market value;

3.    They must be liquid;

4.    They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing Agreement with the SSgA Funds or the Distributor.

Redemptions (including exchanges) of shares of the Emerging Markets Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

During periods of drastic economic or market changes, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will be sent the following business day. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

Redemption Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.    Your address of record has changed within the past 60 days;

2.    You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.    A broker or securities dealer, registered with a domestic stock exchange;

2.    A federal savings, cooperative or other type of bank;

3.    A savings and loan or other thrift institution;

4.    A credit union; or

5.    A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

         Seller                   Requirements for Written Requests

         Owner of individual,     o  Letter of instruction, signed by all
         joint, sole                 persons authorized to sign for the
         proprietorship,             account stating general titles/capacity,
         UGMA/UTMA (custodial        exactly as the account is registered; and
         accounts for minors)
         or general partner       o  Signature guarantee, if applicable (see
         accounts                    above).

         ----------------------------------------------------------------------

         Owners of corporate or   o  Letter of instruction signed by
         association accounts        authorized person(s), stating capacity as
                                     indicated by the corporate

         ----------------------------------------------------------------------

                                     resolution;

                                  o  Corporate resolution, certified within
                                     the past 90 days; and

                                  o  Signature guarantee, if applicable (see
                                     above).

         ----------------------------------------------------------------------

         Owners or trustees of    o  Letter of instruction, signed by all
         trust accounts              trustees;

                                  o  If the trustees are not named in the
                                     registration, please provide a copy of
                                     the trust document certified within the
                                     past 60 days; and

                                  o  Signature guarantee, if applicable (see
                                     above).

         ----------------------------------------------------------------------

         Joint tenancy            o  Letter of instruction signed by
         shareholders whose          surviving tenant(s);
         co-tenants are deceased
                                  o  Certified copy of the death
                                     certificate; and

                                  o  Signature guarantee, if applicable (see
                                     above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

In-Kind Redemptions. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES

The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. Pricing does not occur on Exchange holidays. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent.

The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the Application:

o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the fund. The fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made, you would include in you gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the fund will qualify to make the Foreign Election; however, the fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                           Fiscal Years Ended August 31,

                                              2000      1999       1998       1997       1996

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.52     $12.33     $10.87     $10.30
                                                        -------    -------    -------    -------
INCOME FROM OPERATIONS:
   Net investment income(1)                                 .15        .18        .12        .11
   Net realized and unrealized gain (loss)                 4.07      (5.58)      1.51        .68
                                                        -------    -------    -------    -------
       Total From Operations                               4.22      (5.40)      1.63        .79
                                                        -------    -------    -------    -------
DISTRIBUTIONS:
   Dividends from net investment income                    (.27)      (.15)      (.11)      (.12)
   Dividends from net realized gain on
     investment                                              --       (.26)      (.06)      (.10)
                                                        -------    -------    -------    -------
       Total Distributions                                 (.27)      (.41)      (.17)      (.22)
                                                        -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD                           $10.47      $6.52     $12.33     $10.87
                                                        =======    =======    =======    =======
 TOTAL RETURN (%)                                         66.41     (45.36)     15.12       7.83
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000 omitted)               335,655    206,370    252,708    120,216
 Ratios to average net assets (%):
    Operating expenses, net(2)                             1.25       1.25       1.25       1.28
    Operating expenses, gross(2)                           1.34       1.38       1.51       1.67
    Net investment income                                  1.78       1.85       1.07       1.10
 Portfolio turnover (%)                                   39.64      38.94      15.00       4.36

----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                             SSgA Matrix Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                         SSgA Active International Fund

                  SSgA International Growth Opportunities Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. To request an SAI, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327

You also can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also access the SSgA Funds' website at www.ssgafunds.com.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                                 IAM SHARES FUND

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The SSgA IAM SHARES Fund seeks to achieve its investment objective of maximizing the fund's total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (IAM companies).


                      PROSPECTUS DATED DECEMBER ____, 2000

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS.....................................3

  INVESTMENT OBJECTIVE........................................................3
  PRINCIPAL INVESTMENT STRATEGIES.............................................3
  PRINCIPAL RISKS OF INVESTING IN THE FUND....................................3
  RISK AND RETURN.............................................................4

FEES AND EXPENSES OF THE FUND.................................................5

MANAGEMENT OF THE FUND........................................................6

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT
STRATEGIES AND RISKS..........................................................6

SHAREHOLDER INFORMATION.......................................................7

  PURCHASE OF FUND SHARES.....................................................7
  REDEMPTION OF FUND SHARES...................................................9
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS...............11
  PRICING OF FUND SHARES.....................................................12
  DIVIDENDS AND DISTRIBUTIONS................................................12
  TAXES......................................................................12

FINANCIAL HIGHLIGHTS.........................................................14

ADDITIONAL INFORMATION ABOUT THE FUND........................................16

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to maximize total return by investing primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions ("IAM companies").

This objective may be changed by the fund's trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES


The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM companies. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of IAM companies. As of the fiscal year-end of the fund, August 31, 2000, there was a universe of 340 publicly traded IAM affiliated companies as provided by the IAM. Based on the current model environment, nearly half of the 340 IAM-represented companies comprised the August 31, 2000 investments in the fund. The weighted average capitalization of the fund was $158.8 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment.


The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM companies are diverse both geographically and by industry. The portfolio manager will rebalance the fund frequently in order to maintain its relative exposure to IAM companies, as well as to account for any changes to the universe of IAM companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.


The fund may invest the remaining 35% of its assets in securities contained in the S&P 500 Index; these securities are chosen by a multifactor model which seeks to outperform the S&P 500 Index. In the 35% portion, the manager screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union.


PRINCIPAL RISKS OF INVESTING IN THE FUND


The principal risks of investing in the fund are those risks generally associated with investing in common stocks, including the possibility that the fund will fluctuate in value significantly over time.


Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




Initial Public Offerings (IPOs). Performance of a fund may be impacted by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. There is no guarantee that a fund will continue to participate in the IPO market, and, due to their volatility, IPOs can have a positive or negative impact on performance.


The fund will only invest in IPOs of IAM affiliated companies.


Concentration Risk. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.



Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results. The fund is not managed according to traditional methods of active investment management which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, as a result of this passive investment approach, based on the multifactor model and not on intrinsic investment merit, this strategy may not be successful.

Market Risk. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.



Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.



Securities of Large Capitalization Companies. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.



Analytical Models. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.


RISK AND RETURN


The IAM SHARES Fund has not been in existence for a full calendar year. Therefore, performance information is not available. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future. This fund began operating on June 2, 1999.

Best Quarter - December 31, 1999: 15.75%

Worst Quarter - September 30, 1999: (7.20%)

Current Fiscal Quarter - August 31, 2000: 7.75%

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases             None
     Maximum Deferred Sales Charge (Load)                         None
     Maximum Sales Charge (Load) Imposed on Reinvested
        Dividends or Other Distributions                          None
     Redemption Fee                                               None
     Exchange Fee                                                 None
     Maximum Account Fee                                          None


Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)

     Management Fee                                                  .25%
     Distribution and Service (12b-1) Fees(1)                        .11
     Other Expenses                                                  .19
                                                                     ---
     Gross Expenses                                                  .55
                                                                     ---

     Total Net Annual Fund Operating Expenses(2)                     .55%
                                                                     ====


Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


    1 year             3 years           5 years           10 years

     $56                $176              $307              $689
     ===                ====              ====              ====


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

----------

(1) The ratio includes .08% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees


(2) The Advisor has contractually agreed to reimburse the IAM SHARES Fund for all expenses in excess of .65% of average daily net assets on an annual basis until December 31, 2002.

                             MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors ("SSgA") is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $_____ billion under management as of _______________, 2000, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.



For these services, the fund pays State Street an advisory fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.


Mr. Michael J. Feehily, CFA, Principal of SSgA, is the portfolio manager primarily responsible for investment decisions regarding the fund. Mr. Feehily joined State Street Corporation in August 1992 in the Global Operations area before moving to the Performance & Analytics group. He helped to develop and work with a proprietary application which is used to analyze venture capital, real estate, and other private investments. Mr. Feehily holds a BS in Finance, Investments and Economics from Babson College and an MBA in Finance from Bentley College. There are four other portfolio managers who assist in managing the fund.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund as stated above may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:


Futures Contracts and Options on Futures. To invest cash for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.



Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.


American Depository Receipts (ADRs). The common stocks the fund may invest in include American Depository Receipts (ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers, such as less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of the fund's investment policies, the fund's investment in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.


The ADRs chosen for investment by the fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index.



Derivatives. There are certain investment risks in using derivatives, such as futures contracts, options on futures, interest rate swaps and structured notes, as a hedging technique. If a fund incorrectly forecasts interest rates in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys a futures contract or option as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.



Cash Management. If permitted by applicable exemptive orders or rulings, the fund may invest cash assets in shares of an affiliated mutual fund. This cash of the funds may be invested in shares of the SSgA Money Market Fund.


                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.


You may invest in the IAM SHARES Fund with an initial investment of $100 provided a $50.00 automatic monthly investment is established.


Purchase Dates and Times. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.

Order and Payment Procedures. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Mail. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:


         Regular Mail:                 Registered, Express or Certified Mail:

         SSgA Funds                    SSgA Funds
         P.O. Box 8317                 66 Brooks Drive
         Boston, MA  02266-8317        Braintree, MA  02184


All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor.


Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each fund reserves the right to terminate or modify the exchange privilege in the future.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.    Instructing the wiring bank to wire federal funds to:

        State Street Bank and Trust Company
        225 Franklin Street, Boston, MA  02110
        ABA #0110-0002-8
        DDA #9904-631-0
        SSgA (Name of Fund) Fund(s)
        Account Number and Registration
        Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the

Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.



Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.    They must have a readily ascertainable market value;

3.    They must be liquid;

4.    They must not be subject to restrictions on resale; and


5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing Agreement with the SSgA Funds or the Distributor.


Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

During periods of drastic economic or market changes, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will be sent the following business day. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.



Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."



Redemption Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.    Your address of record has changed within the past 60 days;

2.    You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).


Signature guarantees can usually be obtained from the following sources:

1.    A broker or securities dealer, registered with a domestic stock exchange;

2.    A federal savings, cooperative or other type of bank;

3.    A savings and loan or other thrift institution;

4.    A credit union; or

5.    A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

          Seller                     Requirements for Written Requests

          Owner of individual,            o   Letter of instruction, signed by
          joint, sole proprietorship,         all persons authorized to sign for
          UGMA/UTMA (custodial                the account stating general
          accounts for minors)                titles/capacity, exactly as the
          or general partner accounts         account is registered; and

                                          o   Signature guarantee, if applicable
                                              (see above).

          Owners of corporate or          o   Letter of instruction signed by
          association accounts                authorized person(s), stating
                                              capacity as indicated by the
                                              corporate
                                              resolution;

                                          o   Corporate resolution, certified
                                              within the past 90 days; and

                                          o   Signature guarantee, if applicable
                                              (see above).

          Owners or trustees of           o   Letter of instruction, signed by
          accounts                            all trustees;

                                          o   If the trustees are not named in
                                              the registration, please provide a
                                              copy of the trust document
                                              certified within the past 60 days;
                                              and

                                          o   Signature guarantee, if applicable
                                              (see trust above).

          Joint tenancy shareholders      o   Letter of instruction signed by
          whose co-tenants are                surviving tenant(s);
          deceased
                                          o   Certified copy of the death
                                              certificate; and

                                          o   Signature guarantee, if applicable
                                              (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


In-Kind Redemptions. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.



Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES

The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. Pricing does not occur on Exchange holidays. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent.

The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the Application:

      o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

      o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

      o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

      o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit
(ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                            FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                             Fiscal Year/Period Ended August 31,

                                                      2000       1999++

      NET ASSET VALUE, BEGINNING OF PERIOD                      $10.00
                                                                ------
      INCOME FROM OPERATIONS:
         Net investment income(1)                                  .02
         Net realized and unrealized gain (loss)                   .12
                                                                ------
             Total Income From Operations                          .14
                                                                ------
      NET ASSET VALUE, END OF PERIOD                            $10.14
                                                                ======
      TOTAL RETURN (%)(2)                                         1.40
      RATIOS/SUPPLEMENTAL DATA:
         Net assets, end of period ($000 omitted)               60,316
         Ratios to average net assets (%)(3):
           Operating expenses, net(4)                              .65
           Operating expenses, gross(4)                            .67
           Net investment income                                   .72
         Portfolio turnover (%)(5)                                  --


---------
++    For the period June 2, 1999 (commencement of operations) to August
      31, 1999.

(1)   Average month-end shares were used for this calculation.

(2)   Periods less than one year are not annualized.

(3)   The ratios for the period ended August 31, 1999 are annualized.

(4)   See Note 4 of the Annual Report for current period amounts.

(5) This rate is not meaningful due to the fund's short period of operation.

                                 SSgA FUNDS

                           SSgA Money Market Fund
                    SSgA US Government Money Market Fund
                      SSgA Tax Free Money Market Fund
                            SSgA Yield Plus Fund
                           SSgA Intermediate Fund
                           SSgA Bond Market Fund
                         SSgA High Yield Bond Fund
                   SSgA Intermediate Municipal Bond Fund
                        SSgA Growth and Income Fund
                          SSgA S&P 500 Index Fund
                          SSgA Matrix Equity Fund
                            SSgA Small Cap Fund
                          SSgA Special Equity Fund
                      SSgA Tuckerman Active REIT Fund
                        SSgA Aggressive Equity Fund
                            SSgA IAM SHARES Fund
                         SSgA Emerging Markets Fund
                       SSgA Active International Fund
                SSgA International Growth Opportunities Fund
                      SSgA Life Solutions Growth Fund
                     SSgA Life Solutions Balanced Fund
                 SSgA Life Solutions Income and Growth Fund

                   ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. To request an SAI, other information about the fund or to make any shareholder inquiry, please contact the fund at:


                      Russell Fund Distributors, Inc.

                          One International Place

                        Boston, Massachusetts 02110

                               1-800-997-7327


You also can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also access the SSgA Funds' website at www.ssgafunds.com.


SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                                MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.


                      PROSPECTUS DATED DECEMBER ____, 2000

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS..................................... 3

  INVESTMENT OBJECTIVE........................................................ 3
  PRINCIPAL INVESTMENT STRATEGIES............................................. 3
  PRINCIPAL RISKS OF INVESTING IN THE FUND.................................... 3
  RISK AND RETURN............................................................. 5

FEES AND EXPENSES OF THE FUND................................................. 6

MANAGEMENT OF THE FUND........................................................ 7

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT
  STRATEGIES AND RISKS........................................................ 7

SHAREHOLDER INFORMATION....................................................... 9

  PURCHASE OF FUND SHARES..................................................... 9
  REDEMPTION OF FUND SHARES.................................................. 11
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS............... 13
  PRICING OF FUND SHARES..................................................... 14
  DIVIDENDS AND DISTRIBUTIONS................................................ 14
  TAXES...................................................................... 15

FINANCIAL HIGHLIGHTS......................................................... 16

ADDITIONAL INFORMATION ABOUT THE FUND........................................ 18

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

This objective may be changed by the fund's trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to meet its investment objective by investing in high quality money market instruments. There are risks associated with these instruments, which are described in the section called Principal Risks.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

The fund management team bases its decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

The Money Market Fund has obtained a money market fund rating of Am from Standard & Poor's. The Am rating indicates that the fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Money Market Risk. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest Rate Risk. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.


Credit/Default Risk. The risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks.


Government Securities Risk. The risk that the US government will not provide financial support to US government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Foreign Risk. The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

Banking Industry Risk. The risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results.




Concentration Risk. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

Market Risk. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Liquidity Risk. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Fixed-Income Securities Risk. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

Risks of Repurchase Agreements. Under a repurchase agreement, a bank or broker sells securities to a fund and agrees to repurchase them at the fund's cost plus interest. If the value of the securities declines, and the bank or broker defaults on its repurchase obligation, the fund could incur a loss.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns

[bar chart]


1990            8.28%

1991            6.28%

1992            3.91%

1993            3.09%

1994            3.99%

1995            5.76%

1996            5.21%

1997            5.37%

1998            5.30%


1999            4.91%

Best Quarter - June 30, 1990: 2.02%


Worst Quarter - December 31, 1993: 0.74%


Current Fiscal Quarter - August 31, 2000: 1.58%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns


                    For the Periods Ended December 31, 1999:

                                 1 Year          5 Years        10 Years

 Money Market Fund                4.91%           5.31%          5.20%

 Salomon Smith Barney 3-          4.74            5.20           5.05
 month Treasury bill

 Lipper Average--Money            4.49            4.95           4.79
 Market Funds


                                  7-Day Yields


                     For the Period Ended December 31, 1999:

                                 Current       Effective
 Money Market Fund
                                  5.24%           5.37%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases       None

     Maximum Deferred Sales Charge (Load)                   None

     Maximum Sales Charge (Load) Imposed on Reinvested
        Dividends or Other Distributions                    None

     Redemption Fee                                         None

     Exchange Fee                                           None

     Maximum Account Fee                                    None

Annual Fund Operating Expenses
 (expenses that are deducted from fund assets)

     Management Fee                                            .25%


     Distribution and Service (12b-1) Fees(1)                  .07

     Other Expenses                                            .07
                                                               ---
     Total Annual Fund Operating Expenses                      .39%
                                                               ===


Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    1 year             3 years            5 years            10 years


     $40                $125               $219               $493
     ===                ====               ====               ====


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

----------


(1) The ratio includes .03 % for 12b-1 Distribution and .04% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors ("SSgA") is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $_____ billion under management as of _______________, 2000, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.


For these services, the fund pays State Street an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund as stated above may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:


Quality of Securities. The fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the fund's Advisor in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.


Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

Variable and Floating Rate Securities. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

o Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

o Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

US Government Securities. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict a they are in the US and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

Section 4(2) Commercial Paper. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

Repurchase Agreements. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange or Boston Federal Reserve are open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.

Order and Payment Procedures. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

Mail. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

        Regular Mail:                   Registered, Express or Certified Mail:


        SSgA Funds                      SSgA Funds

        P.O. Box 8317                   66 Brooks Drive

        Boston, MA  02266-8317          Braintree, MA  02184


All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor.

Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each fund reserves the right to terminate or modify the exchange privilege in the future.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

     State Street Bank and Trust Company
     225 Franklin Street, Boston, MA  02110
     ABA #0110-0002-8
     DDA #9904-631-0
     SSgA (Name of Fund) Fund(s)
     Account Number and Registration
     Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.    They must have a readily ascertainable market value;

3.    They must be liquid;

4.    They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption.

Checkwriting Service. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

Cash Sweep Program. Money managers of master trust clients and affiliated funds of the SSgA Funds may participate in a cash sweep program to automatically invest excess cash in the fund. A money manager must select the fund, give authorization to complete the fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the fund on a daily basis. Where the Advisor acts as the money manager, the Advisor will receive an advisory fee from the client.

Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in

Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

During periods of drastic economic or market changes, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will be sent the following business day. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

Redemption Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.    Your address of record has changed within the past 60 days;

2.    You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.    A broker or securities dealer, registered with a domestic stock exchange;

2.    A federal savings, cooperative or other type of bank;

3.    A savings and loan or other thrift institution;

4.    A credit union; or

5.    A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

         Seller                   Requirements for Written Requests

         Owner of individual,     o  Letter of instruction, signed by all
         joint, sole                 persons authorized to sign for the
         proprietorship,             account stating general titles/capacity,
         UGMA/UTMA (custodial        exactly as the account is registered; and
         accounts for minors)
         or general partner       o  Signature guarantee, if applicable (see
         accounts                    above).

         ----------------------------------------------------------------------

         Owners of corporate or   o  Letter of instruction signed by
         association accounts        authorized person(s), stating capacity as
                                     indicated by the corporate resolution;

         ----------------------------------------------------------------------

                                  o  Corporate resolution, certified within
                                     the past 90 days; and

                                  o  Signature guarantee, if applicable (see
                                     above).

         ----------------------------------------------------------------------

         Owners or trustees of    o  Letter of instruction, signed by all
         trust accounts              trustees;

                                  o  If the trustees are not named in the
                                     registration, please provide a copy of
                                     the trust document certified within the
                                     past 60 days; and

                                  o  Signature guarantee, if applicable (see
                                     above).
         ----------------------------------------------------------------------

         Joint tenancy            o  Letter of instruction signed by
         shareholders whose          surviving tenant(s);
         co-tenants are deceased
                                  o  Certified copy of the death
                                     certificate; and

                                  o  Signature guarantee, if applicable (see
                                     above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

In-Kind Redemptions. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES

The fund determines the price per share once each business day, or as of the close of the regular trading session of the New York Stock Exchange, if earlier (ordinarily 4 p.m. Eastern time). Pricing does not occur on Exchange holidays. A business day is one on which the New York Stock Exchange or Boston Federal Reserve are open for regular trading. The price is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the account Application:

o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distributions will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

Direct deposits through ACH are transmitted to the investor's account two business days after the payable date of the distributions, and generally are not charged a fee by the bank.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Although the sale or exchange of fund shares is a taxable event, no gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                           Fiscal Years Ended August 31,

                                               2000       1999          1998          1997          1996

NET ASSET VALUE, BEGINNING OF PERIOD                         $1.0000       $1.0000       $1.0000       $1.0000
                                                          ----------    ----------    ----------    ----------
INCOME FROM OPERATIONS:
   Net investment income                                       .0476         .0528         .0516         .0524
DISTRIBUTIONS:
   Dividends from net investment income                       (.0476)       (.0528)       (.0516)       (.0524)
                                                          ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                               $1.0000       $1.0000       $1.0000       $1.0000
                                                          ==========    ==========    ==========    ==========
TOTAL RETURN (%)                                                4.86          5.41          5.28          5.36
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period ($000 omitted)               10,084,283     5,477,326     4,278,165     3,475,409
   Ratios to average net assets (%):
     Operating expenses                                          .40           .41           .39           .39
     Net investment income                                      4.74          5.28          5.17          5.20

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                             SSgA Matrix Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                         SSgA Active International Fund

                  SSgA International Growth Opportunities Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. To request an SAI, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327

You also can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also access the SSgA Funds' website at www.ssgafunds.com.

SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                             PRIME MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.


                      PROSPECTUS DATED DECEMBER ____, 2000

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS..................................... 3

  INVESTMENT OBJECTIVE........................................................ 3
  PRINCIPAL INVESTMENT STRATEGIES............................................. 3
  PRINCIPAL RISKS OF INVESTING IN THE FUND.................................... 3
  RISK AND RETURN............................................................. 4

FEES AND EXPENSES OF THE FUND................................................. 5

MANAGEMENT OF THE FUND........................................................ 6

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT
  STRATEGIES AND RISKS........................................................ 6

SHAREHOLDER INFORMATION....................................................... 8

  PURCHASE OF FUND SHARES..................................................... 8
  REDEMPTION OF FUND SHARES...................................................10
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS............... 11
  PRICING OF FUND SHARES..................................................... 11
  DIVIDENDS AND DISTRIBUTIONS................................................ 11
  TAXES...................................................................... 12

FINANCIAL HIGHLIGHTS......................................................... 13

ADDITIONAL INFORMATION ABOUT THE FUND........................................ 14

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

This objective may be changed only with the approval of a majority of the fund's shareholders as defined in the Investment Company Act of 1940 (the 1940 Act).

PRINCIPAL INVESTMENT STRATEGIES

The Prime Money Market Fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include:
(1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

The Prime Money Market Fund has obtained a money market fund rating of AAm from Standard & Poor's. The AAm rating indicates that the fund's safety is very good, and it has a strong capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Money Market Risk. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest Rate Risk. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.


Credit/Default Risk. The risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks.


Government Securities Risk. The risk that the US government will not provide financial support to US government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Foreign Risk. The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

Banking Industry Risk. The risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results.



Market Risk. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Risks of Repurchase Agreements. Under a repurchase agreement, a bank or broker sells securities to a fund and agrees to repurchase them at the fund's cost plus interest. If the value of the securities declines, and the bank or broker defaults on its repurchase obligation, the fund could incur a loss.

Liquidity Risk. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.


RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns

[bar chart]


1995            6.04%

1996            5.44%

1997            5.60%

1998            5.52%


1999            5.13%


Best Quarter - June 30, 1995: 1.51%

Worst Quarter - June 30, 1994: 1.00%


Current Fiscal Quarter - August 31, 2000: 1.64%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns


                    For the Periods Ended December 31, 1999:

                                  1 Year         5 Years      Inception

 Prime Money Market Fund           5.13%          5.55%          5.40%

 Salomon Smith Barney 3-month      4.74           5.20           5.10
 Treasury bill

 Lipper Average--Institutional     4.91           5.32           5.17
 Money Market Funds


                                  7-Day Yields


                     For the Period Ended December 31, 1999:

                               Current         Effective

 Prime Money Market Fund          5.39%           5.53%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases       None

     Maximum Deferred Sales Charge (Load)                   None

     Maximum Sales Charge (Load) Imposed on Reinvested
        Dividends or Other Distributions                    None

     Redemption Fee                                         None

     Exchange Fee                                           None

     Maximum Account Fee                                    None

Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)


     Management Fee(1)                                         .15%

     Distribution and Service (12b-1) Fees(2)                  .04

     Other Expenses                                            .06
                                                              ----
     Gross Expenses                                            .25
                                                              ----
     Less Contractual Management Fee Reimbursement            (.01)

     Management Fee Waiver                                    (.04)

     Total Annual Fund Operating Expenses
     After Waivers and Reimbursements                          .20%
                                                              ====


Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    1 year             3 years           5 years            10 years

     $20                $64               $141               $318
     ===                ===               ====               ====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

----------


(1) The Advisor has contractually agreed to waive .05% of its .15% management fee. The management fee shown above has been restated to reflect the waiver. Also, the Advisor has voluntarily agreed to reimburse the fund for all expenses to the extent that total expenses exceed .20% of average daily net assets on an annual basis. The waiver and reimbursement will remain in effect until December 31, 2002. The annual management fee after waiver and reimbursement is .10%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

(2) The ratio includes .02% for 12b-1 Distribution and .02% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors ("SSgA") is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $_____ billion under management as of _______________, 2000, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.



For these services, the fund pays State Street an annual management fee, calculated daily and paid monthly, of 0.10%, after fee waiver and reimbursement, of the average daily net asset value of the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund as stated above may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:


Quality of Securities. The fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Fund's Advisor in accordance with procedures established by the Board of Trustees.


Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

Variable and Floating Rate Securities. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

o Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

o Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

US Government Securities. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict a they are in the US and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

Section 4(2) Commercial Paper. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

Repurchase Agreements. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial Investment and Account Balance. The Prime Money Market Fund requires a minimum initial investment of $20 million and a minimum account balance of $15 million. The fund reserves the right to reject any purchase order.

Purchase Dates and Times. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange or Boston Federal Reserve are open for regular trading. All purchases must be made in US dollars. Payments for fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Shares of the fund purchased by orders accepted prior to 3 p.m. Eastern time will earn the dividend determined on the date of purchase.

Order and Payment Procedures. There are several ways to invest in the fund. The SSgA Funds requires a purchase order in good form, which consists of a completed and signed SSgA Funds' Institutional Account Application, regardless of the investment method. For additional information, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, 1 International Place, 27th Floor, Boston, MA 02110.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

Federal Funds Wire. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that you make initial or subsequent investments by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

      1. Completing the SSgA Funds' Institutional Account Application and fax it to (617) 664-6011. Please confirm that the fax was received by calling (800) 997-7327.

      2. Telephoning State Street Bank and Trust Company at (800) 647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the fund; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

      3.    Instructing the wiring bank to wire federal funds to:

               State Street Bank and Trust Company

               225 Franklin Street
               Boston, MA  02110
               ABA #0110-0002-8
               DDA# 9904-631-0
               SSgA Prime Money Market Fund
               Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.


Mail. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Money Market Fund. Third party checksand checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:


1. The investment objective, policies and limitations must match that of the fund;

2.    They must have a readily ascertainable market value;

3.    They must be liquid;

4.    They must not be subject to restrictions on resale; and


5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


Exchange Privilege. Subject to the fund's minimum investment requirement, investors may exchange their fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Money Market Fund. If shares of the fund were purchased by check, the shares must have been present in an account for 15 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Investment Company upon 60 days' notice to shareholders.

Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request. Typically, payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. Redemption requests received prior to 3:00 p.m. Eastern time will not be entitled to that day's dividend. If fund shares were purchased by check or an automatic investment program ("AIP") and the shareholder elects to redeem shares within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. The fund will generally postpone sending redemption proceeds from such investment until the fund can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. An investor will not be permitted to redeem shares from the account until a completed Application is on file.

Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.


During periods of drastic economic or market changes, shareholders giving instructions by phone may encounter delays.


Redemption Requests in Writing. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:


      1. A clear letter of instruction or a stock assignment stating the fund and account number that the redemption is to be process from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

      2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The Prime Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $15 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.


In-Kind Redemption. The Prime Money Market Fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. Investors will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES


The fund determines the price per share once each business day at 3 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier. Pricing does not occur on Exchange holidays. A business day is one on which the New York Stock Exchange or Boston Federal Reserve are open for regular trading. The price per share for the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.


Distribution Option. You can choose from four different distribution options as indicated on the Application:


o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distributions will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

If Cash Option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Although the sale or exchange of fund shares is a taxable event, no gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                             Fiscal Years Ended August 31,

                                                 2000       1999         1998          1997          1996

NET ASSET VALUE, BEGINNING OF PERIOD                          $1.0000      $1.0000       $1.0000      $1.0000
                                                            ---------    ---------     ---------    ---------
INCOME FROM OPERATIONS:
   Net investment income                                        .0496        .0544         .0528        .0546
                                                            ---------    ---------     ---------    ---------
DISTRIBUTIONS:
   Dividends from net investment income                        (.0496)      (.0544)       (.0528)      (.0546)
                                                            ---------    ---------     ---------    ---------
NET ASSET VALUE, END OF PERIOD                                $1.0000      $1.0000       $1.0000      $1.0000
                                                            =========    =========     =========    =========
TOTAL RETURN (%)                                                 5.08         5.63          5.52         5.60

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period ($000 omitted)                 2,415,231    2,125,020     1,406,263    1,095,631
   Ratios to average net assets (%):
      Operating expenses, net(1)                                  .20          .20           .20          .20
      Operating expenses, gross(1)                                .26          .28           .28          .25
      Net investment income                                      4.96         5.48          5.40         5.44

----------
(1) See Note 4 of the Annual Report for current period amounts.

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. To request an SAI, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


You also can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also access the SSgA Funds' website at www.ssgafunds.com.


SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                                 SMALL CAP FUND

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The Small Cap Fund seeks to maximize total return through investment in equity securities; under normal market conditions, at least 65% of total assets will be invested in securities issued by smaller capitalized issuers.




                      PROSPECTUS DATED DECEMBER ____, 2000

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS..................................... 3

  INVESTMENT OBJECTIVE........................................................ 3
  PRINCIPAL INVESTMENT STRATEGIES............................................. 3
  PRINCIPAL RISKS OF INVESTING IN THE FUND.................................... 3
  RISK AND RETURN............................................................. 4

FEES AND EXPENSES OF THE FUND................................................. 5

MANAGEMENT OF THE FUND........................................................ 6

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT
  STRATEGIES AND RISKS........................................................ 6

  PORTFOLIO TURNOVER.......................................................... 7

SHAREHOLDER INFORMATION....................................................... 7

  PURCHASE OF FUND SHARES..................................................... 7
  REDEMPTION OF FUND SHARES................................................... 9

  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS............... 11
  PRICING OF FUND SHARES..................................................... 11
  DIVIDENDS AND DISTRIBUTIONS................................................ 12
  TAXES...................................................................... 12

FINANCIAL HIGHLIGHTS......................................................... 14

ADDITIONAL INFORMATION ABOUT THE FUND........................................ 16

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS


INVESTMENT OBJECTIVE


The fund's investment objective is to maximize total return through investment in equity securities; under normal market conditions, at least 65% of total assets will be invested in securities of smaller capitalized issuers.

This objective may be changed by the fund's trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES


The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies will include those stocks with market capitalization generally ranging in value from $50 million to $3 billion. Sector and industry weight are maintained at a similar level to that of the Russell 2000(R) Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also utilize futures and options.

Equity securities will be selected for the fund on the basis of proprietary analytical models of the Advisor. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The risks of securities of smaller capitalized companies are described in Principal Risks.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.


Securities of Small Cap Companies. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile which could increase the volatility of the fund's portfolio.


Analytical Models. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.




Derivatives. There are certain investment risks in using derivatives, such as futures contracts, options on futures, interest rate swaps and structured notes, as a hedging technique. If a fund incorrectly forecasts interest rates in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys a futures contract or option as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

Initial Public Offerings (IPOs). Performance of a fund may be impacted by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. There is no guarantee that a fund will continue to participate in the IPO market, and, due to their volatility, IPOs can have a positive or negative impact on performance.

Concentration Risk. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results.

Market Risk. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Liquidity Risk. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.


RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns

[bar chart]


1993           12.96%

1994           -0.95%

1995           41.83%

1996           28.79%

1997           23.60%

1998           -7.55%


1999            3.58%


Best Quarter - December 31, 1998: 19.66%

Worst Quarter - September 30, 1998: (27.21%)


Current Fiscal Quarter - August 31, 2000: 13.56%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns


                    For the Periods Ended December 31, 1999:


                                 1 Year          5 Years       Inception


 Small Cap Fund                   3.58%          16.67%        14.51%

 Russell 2000(R) Index           21.26           16.69         15.70

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases       None

     Maximum Deferred Sales Charge (Load)                   None

     Maximum Sales Charge (Load) Imposed on Reinvested
        Dividends or Other Distributions                    None

     Redemption Fee                                         None

     Exchange Fee                                           None

     Maximum Account Fee                                    None

Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)

     Management Fee                                            .75%

     Distribution and Service (12b-1) Fees(1)                  .19

     Other Expenses                                            .13
                                                               ---
     Total Annual Fund Operating Expenses                     1.07%
                                                              ====

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    1 year             3 years           5 years            10 years

     $109               $340              $590               $1,306
     ====               ====              ====               ======

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


----------
(1) The ratio includes .06% for 12b-1 Distribution and .13% for 12b-1 Shareholder Servicing Fees

                             MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors ("SSgA") is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $_____ billion under management as of _______________, 2000, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.


For these services, the fund pays State Street an annual management fee, calculated daily and paid monthly, of 0.75% of the average daily net asset value of the fund.


Mr. Jeffrey P. Adams, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Small Cap Fund. He joined State Street Global Advisors in 1989. Mr. Adams is head of research for the Quantitative US Active Equity Group and coordinates research and development projects related to all of the strategies. Prior to his responsibility in domestic equities, Mr. Adams was a Senior Investment Support Analyst at SSgA. He graduated from Northeastern University with a BS in Economics. There are five other portfolio managers who assist in management of the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund as stated above may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:




Futures Contracts and Options on Futures. To invest cash for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.


A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.


Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.


Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.


Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

Cash Management. If permitted by applicable exemptive orders or rulings, the fund may invest cash assets in shares of an affiliated mutual fund. This cash of the funds may be invested in shares of the SSgA Money Market Fund.

PORTFOLIO TURNOVER

The portfolio turnover rate cannot be predicted, but it is anticipated that the certain of a fund's annual turnover rate will generally fall within the range of 100-300% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.


                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.

Order and Payment Procedures. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Mail. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

        Regular Mail:                   Registered, Express or Certified Mail:


        SSgA Funds                      SSgA Funds

        P.O. Box 8317                   66 Brooks Drive

        Boston, MA  02266-8317          Braintree, MA  02184


All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor.


Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each fund reserves the right to terminate or modify the exchange privilege in the future.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

      State Street Bank and Trust Company
      225 Franklin Street, Boston, MA  02110
      ABA #0110-0002-8
      DDA #9904-631-0
      SSgA (Name of Fund) Fund(s)
      Account Number and Registration
      Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.



Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.    They must have a readily ascertainable market value;

3.    They must be liquid;

4.    They must not be subject to restrictions on resale; and


5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing Agreement with the SSgA Funds or the Distributor.

Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

During periods of drastic economic or market changes, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will be sent the following business day. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."





Redemption Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:


1.    Your address of record has changed within the past 60 days;


2.    You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).


Signature guarantees can usually be obtained from the following sources:

1.    A broker or securities dealer, registered with a domestic stock exchange;

2.    A federal savings, cooperative or other type of bank;

3.    A savings and loan or other thrift institution;

4.    A credit union; or

5.    A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

         Seller                     Requirements for Written Requests

         Owner of individual,     o    Letter of instruction, signed by all
         joint, sole                   persons authorized to sign for the
         proprietorship,               account stating general titles/capacity,
         UGMA/UTMA (custodial          exactly as the account is registered; and
         accounts for minors)
         or general partner       o    Signature guarantee, if applicable (see
         accounts                      above).

         ----------------------------------------------------------------------

         Owners of corporate or   o    Letter of instruction signed by
         association accounts          authorized person(s), stating capacity as
                                       indicated by the corporate resolution;

                                  o    Corporate resolution, certified within
                                       the past 90 days; and

                                  o    Signature guarantee, if applicable (see
                                       above).
         ----------------------------------------------------------------------

         Owners or trustees of    o    Letter of instruction, signed by all
         trust accounts                trustees;

                                  o    If the trustees are not named in the
                                       registration, please provide a copy of
                                       the trust document certified within the
                                       past 60 days; and

                                  o    Signature guarantee, if applicable (see
                                       above).
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         Joint tenancy            o    Letter of instruction signed by
         shareholders whose            surviving tenant(s);
         co-tenants are deceased
                                  o    Certified copy of the death
                                       certificate; and

                                  o    Signature guarantee, if applicable (see
                                       above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


In-Kind Redemptions. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES

The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. Pricing does not occur on Exchange holidays. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent.

The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.


Distribution Option. You can choose from four different distribution options as indicated on the Application:


o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                              Years Ended August 31,

                                                2000       1999       1998       1997       1996
NET ASSET VALUE, BEGINNING OF PERIOD                        $15.96     $22.11     $17.44    $14.42
                                                           -------    -------    -------    ------
INCOME FROM OPERATIONS:
   Net investment income(1)                                    .03        .02        .03       .04
   Net realized and unrealized gain (loss)                    1.78      (4.54)      5.87      3.25
                                                           -------    -------    -------    ------
       Total Income From Operations                           1.81      (4.52)      5.90      3.29
                                                           -------    -------    -------    ------
DISTRIBUTIONS:
   Dividends from net investment income                       (.02)      (.04)      (.01)     (.07)
   Dividends from net realized gain on
     investments                                                --      (.159)     (1.22)     (.20)
                                                           -------    -------    -------    ------

       Total Distributions                                    (.02)     (1.63)     (1.23)     (.27)
                                                           -------    -------    -------    ------
NET ASSET VALUE, END OF PERIOD                              $17.75     $15.96     $22.11    $17.44
                                                           =======    =======    =======    ======
TOTAL RETURN (%)                                             11.35     (22.32)     35.85     23.14
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                352,013    344,630    149,808    55,208
   Ratios to average net assets (%):
       Operating expenses, net                                1.07       1.04       1.00      1.00
       Operating expenses, gross                              1.07       1.04       1.09      1.18
       Net investment income                                   .17        .10        .18       .26
   Portfolio turnover (%)                                   110.82      86.13     143.79     76.85

----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                             SSgA Matrix Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                         SSgA Active International Fund

                  SSgA International Growth Opportunities Fund



                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. To request an SAI, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


You also can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also access the SSgA Funds' website at www.ssgafunds.com.


SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                               S&P 500 INDEX FUND

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.


"S&P 500" IS A TRADEMARK OF STANDARD & POOR'S CORPORATION AND HAS BEEN LICENSED FOR USE BY THE SSgA S&P 500 INDEX FUND. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P, AND S&P MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND.

                      PROSPECTUS DATED DECEMBER ____, 2000

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS..................................... 3

  INVESTMENT OBJECTIVE........................................................ 3
  PRINCIPAL INVESTMENT STRATEGIES............................................. 3
  PRINCIPAL RISKS OF INVESTING IN THE FUND.................................... 3
  RISK AND RETURN............................................................. 4

FEES AND EXPENSES OF THE FUND................................................. 6

MANAGEMENT OF THE FUND........................................................ 7

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT
STRATEGIES AND RISKS.......................................................... 7

SHAREHOLDER INFORMATION....................................................... 8

  PURCHASE OF FUND SHARES..................................................... 8
  REDEMPTION OF FUND SHARES.................................................. 10
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS............... 12
  PRICING OF FUND SHARES..................................................... 13
  DIVIDENDS AND DISTRIBUTIONS................................................ 13
  TAXES...................................................................... 13

FINANCIAL HIGHLIGHTS......................................................... 15

INFORMATION REGARDING STANDARD & POOR'S CORPORATION.......................... 16

ADDITIONAL INFORMATION ABOUT THE FUND........................................ 18

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's fundamental investment objective is to seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index).

This objective may be changed only with the approval of a majority of the fund's shareholders as defined in the Investment Company Act of 1940 (the 1940 Act).

PRINCIPAL INVESTMENT STRATEGIES

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.




Notwithstanding any investment strategy described below or any other applicable investment restriction, the fund may invest substantially all of its investable assets in an investment company with substantially the same investment objectives, policies and restrictions as the fund.


In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.


Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The fund (either on its own or as part of a master/feeder structure) intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The Fund may also invest in futures and options. The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

To the extent that the fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the fund's performance and the performance of the S&P 500 Index is anticipated in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, before deduction of fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the fund's performance to that of the S&P 500 Index will increase as the size of the fund increases.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Securities of Large Capitalization Companies. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Investments in Other Investment Company Funds. Currently the investments of the fund are concentrated in the shares of another investment company with substantially the same investment objectives, policies and restrictions as the fund. In that case, the fund's investment performance is directly related to the investment performance of the investment company shares that it holds (the "Master Fund"). The ability of the fund to meet its investment objective is directly related to the ability of the Master Fund to meet its objective. There can be no assurance that the investment objective of the fund or the Master Fund will be achieved.

Affiliated Persons. SSgA may also serve as investment advisor of the Master Fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the fund and the Master Fund. The Trustees believe they have structured the Master Fund to avoid these concerns. If a situation arises that may result in a conflict, the Trustees and officers of the fund will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.


Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.


Tracking Models. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its model to track the S&P 500 Index. The fund is not managed according to traditional methods of "active" investment management. Instead, the fund attempts to match the investment performance of its benchmark index through automated statistical analytic procedures.

Derivatives. There are certain investment risks in using derivatives, such as futures contracts, options on futures, interest rate swaps and structured notes, as a hedging technique. If a fund incorrectly forecasts interest rates in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys a futures contract or option as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.





Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results.

Market Risk. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Index Correlation. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The fund's management team will monitor correlation. Should the fund fail to achieve an appropriate level of correlation, the Advisor will report to the Board of Trustees, which will consider alternative arrangements.


RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns

[bar chart]


1993         9.61%


1994         1.30%

1995        37.02%

1996        22.65%

1997        33.10%

1998        28.35%


1999        20.89%


Best Quarter - December 31, 1998: 21.24%

Worst Quarter - September 30, 1998: (9.97%)


Current Fiscal Quarter - August 31, 2000: 7.14%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

Average Annual Total Returns

For the Periods Ended December 31, 1999:

                       1 Year       5 Years    Inception

S&P 500 Index Fund     20.89%        28.26%      21.25%

S&P 500 Index          21.04         28.56       21.53

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on
       Purchases                                                None
    Maximum Deferred Sales Charge (Load)                        None
    Maximum Sales Charge (Load) Imposed on Reinvested
       Dividends or Other Distributions                         None
    Redemption Fee                                              None
    Exchange Fee                                                None
    Maximum Account Fee                                         None

Annual Fund Operating Expenses
  (expenses that are deducted from fund assets)


    Management/Custody/Administration Fee (1)                   .045%
    Distribution and Service (12b-1) Fees                       .090
    Other Expenses (2)                                          .040
                                                                ----

    Total Net Annual Fund Operating Expenses                    .180%
                                                                ====


Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year          3 years        5 years        10 years


 $18              $58            $101           $230
 ===              ===            ====           ====


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


----------
(1) The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .18% of average daily net assets on an annual basis until December 31, 2002. The Total annual expenses shown above have been restated to reflect current fees and the reimbursement.

(2) The ratio includes .04% for 12b-1 Distribution and .05% for 12b-1 Shareholder Servicing Fees

                             MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors ("SSgA") is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $_____ billion under management as of _______________, 2000, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.



The fund pays the Master Fund an annual fee, calculated daily and paid monthly, of 0.045% (after fee reimbursement) of the average daily net asset value of the fund. The fee is for management, custody and administrative services provided by the Master Fund.



Mr. James B. May, CFA, Principal, has been with State Street since 1989. Before joining the Global Structured Products Group as a portfolio manager in January 1994, Mr. May served as a Senior Investment Support Analyst for the US Structured Products Group. Mr. May has been the lead portfolio manager for this fund since May 1995. Mr. May has been a portfolio manager in the US Structured Products Group of State Street since January 1994. He holds a BS in Finance from Bentley College and his MBA from Boston College. There are five other members of the team who assist Mr. May with the management of the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund as stated above may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:


S&P 500 Index. The fund attempts to replicate the return of the S&P 500 Index and invests (either on its own or as a part of a master/feeder structure) in all 500 stocks in the Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

Futures Contracts and Options on Futures. To invest cash for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.


American Depository Receipts (ADRs). The common stocks the fund may invest in include American Depository Receipts (ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers, such as less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of the fund's investment policies, the fund's investment in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.


The ADRs chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

Cash Management. If permitted by applicable exemptive orders or rulings, the fund may invest cash assets in shares of an affiliated mutual fund. This cash of the funds may be invested in shares of the SSgA Money Market Fund.


                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The fund requires a minimum initial investment of $10,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $10,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $10,000 minimum. Failure to bring the account balance to $10,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirements. The fund reserves the right to reject any purchase order. Investors purchasing fund assets through a pension or other participation plan should contact their plan for further information on purchases.



Order and Payment Procedures. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the

SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Mail. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:


      Regular Mail:                 Registered, Express or Certified Mail:

      SSgA Funds                    SSgA Funds
      P.O. Box 8317                 66 Brooks Drive
      Boston, MA  02266-8317        Braintree, MA  02184


All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor.


Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each fund reserves the right to terminate or modify the exchange privilege in the future.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.    Instructing the wiring bank to wire federal funds to:

         State Street Bank and Trust Company
         225 Franklin Street, Boston, MA  02110
         ABA #0110-0002-8
         DDA #9904-631-0
         SSgA (Name of Fund) Fund(s)
         Account Number and Registration
         Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.



Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account.

Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.



Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:


1. The investment objective, policies and limitations must match that of the fund;

2.    They must have a readily ascertainable market value;

3.    They must be liquid;

4.    They must not be subject to restrictions on resale; and


5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.


The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing Agreement with the SSgA Funds or the Distributor.


Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

During periods of drastic economic or market changes, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will be sent the following business day. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.





Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."





Redemption Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:


1.    Your address of record has changed within the past 60 days;


2.    You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).


Signature guarantees can usually be obtained from the following sources:

1.    A broker or securities dealer, registered with a domestic stock exchange;

2.    A federal savings, cooperative or other type of bank;

3.    A savings and loan or other thrift institution;

4.    A credit union; or

5.    A securities exchange or clearing agency.


Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.


Seller                           Requirements for Written Requests

Owner of individual, joint,      o     Letter of instruction, signed by all
sole proprietorship, UGMA/UTMA         persons authorized to sign for the
(custodial accounts for                account stating general titles/capacity,
minors) or general partner             exactly as the account is registered;
accounts                               and

                                 o     Signature guarantee, if applicable (see
                                       above).

--------------------------------------------------------------------------------
Owners of corporate or           o     Letter of instruction signed by
association accounts                   authorized person(s), stating capacity
                                       as indicated by the corporate
                                       resolution;

                                 o     Corporate resolution, certified within
                                       the past 90 days; and

--------------------------------------------------------------------------------
                                 o     Signature guarantee, if applicable (see
                                       above).

--------------------------------------------------------------------------------
Owners or trustees of trust      o     Letter of instruction, signed by all
accounts                               trustees;

                                 o     If the trustees are not named in the
                                       registration, please provide a copy of
                                       the trust document certified within the
                                       past 60 days; and

                                 o     Signature guarantee, if applicable (see
                                       above).

--------------------------------------------------------------------------------
Joint tenancy shareholders       o     Letter of instruction signed by
whose co-tenants are deceased          surviving tenant(s);

                                 o     Certified copy of the death certificate;
                                       and

                                 o     Signature guarantee, if applicable (see
                                       above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


In-Kind Redemptions. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES


The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. Pricing does not occur on Exchange holidays. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent.


The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.


Distribution Option. You can choose from four different distribution options as indicated on the Application:


o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.


Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.


Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the fund. The fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made, you would include in you gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the fund will qualify to make the Foreign Election; however, the fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                                   Fiscal Years Ended August 31,

                                                 2000         1999             1998             1997            1996

NET ASSET VALUE, BEGINNING OF PERIOD                       $     19.42      $     18.96      $     14.41      $   12.81
                                                           -----------      -----------      -----------      ---------
INCOME FROM OPERATIONS:
  Dividends from net investment income(1)                          .29              .31              .32            .32
  Dividends from et realized and unrealized
  gain (loss)                                                     6.74             1.18             5.22           1.98
                                                           -----------      -----------      -----------      ---------
  Total From Operations                                           7.03             1.49             5.54           2.30
                                                           -----------      -----------      -----------      ---------
DISTRIBUTIONS:
  From net investment income                                      (.29)            (.32)            (.32)          (.31)
  From net realized gain on investment                           (2.42)            (.71)            (.67)          (.39)
                                                           -----------      -----------      -----------      ---------
     Total Distributions                                         (2.71)           (1.03)            (.99)          (.70)
                                                           -----------      -----------      -----------      ---------
NET ASSET VALUE, END OF PERIOD                             $     23.74      $     19.42      $     18.96      $   14.41
                                                           ===========      ===========      ===========      =========
TOTAL RETURN (%)                                                 39.52             7.91            40.30          18.46
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($000 omitted)                     2,673,963        1,615,913        1,299,571        704,683
Ratios to average net assets (%):
  Operating expenses, net(2)                                       .18              .17              .16            .18
  Operating expenses, gross(2)                                     .28              .27              .26            .28
  Net investment income                                           1.29             1.50             2.00           2.32
Portfolio turnover (%)                                           13.80            26.17             7.54          28.72

----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)   See Note 4 of the Annual Report for current period amounts.

               INFORMATION REGARDING STANDARD & POOR'S CORPORATION


"Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by the SSgA S&P 500 Index Fund through the Master Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the fund regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the fund. Standard & Poor's has no obligation to take the needs of the shareholders of the fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the fund.


STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR THE SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund


                      SSgA Intermediate Municipal Bond Fund


                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                             SSgA Matrix Equity Fund


                               SSgA Small Cap Fund




                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                         SSgA Active International Fund

                  SSgA International Growth Opportunities Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. To request an SAI, other information about the fund or to make any shareholder inquiry, please contact the fund at:


                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


You also can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also access the SSgA Funds' website at www.ssgafunds.com.


SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                           TUCKERMAN ACTIVE REIT FUND

The Tucker Active REIT Fund seeks to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

                      PROSPECTUS DATED DECEMBER ____, 2000

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS......................................3

  INVESTMENT OBJECTIVE.........................................................3
  PRINCIPAL INVESTMENT STRATEGIES..............................................3
  PRINCIPAL RISKS..............................................................3
  RISK AND RETURN..............................................................4

FEES AND EXPENSES OF THE FUND..................................................5

MANAGEMENT OF THE FUND.........................................................7

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES
AND RISKS......................................................................7

SHAREHOLDER INFORMATION........................................................7

  PURCHASE OF FUND SHARES......................................................7
  REDEMPTION OF FUND SHARES....................................................9
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS................12
  PRICING OF FUND SHARES......................................................12
  DIVIDENDS AND DISTRIBUTIONS.................................................12
  TAXES.......................................................................13

FINANCIAL HIGHLIGHTS..........................................................14

ADDITIONAL INFORMATION ABOUT THE FUND.........................................16

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

This objective may be changed by the fund's trustees without shareholder approval.

The Tuckerman Active REIT Fund is not a diversified mutual fund, as defined by the Investment Company Act of 1940. Therefore, it is subject to risks that are described in this prospectus to which a diversified fund is not subject.

PRINCIPAL INVESTMENT STRATEGIES

The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Wilshire REIT(R) Index and across different types and regions based on the fundamental research of the Advisor. REIT securities are investment of real estate investment trusts. REITs invest in underlying properties and may not have diversified holdings.

PRINCIPAL RISKS

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-diversified fund. The top five holdings in the Active REIT Fund portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund. To the extent the Active REIT Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the fund's share price. Similarly, to the extent the fund chooses to invest in fewer issuers, the fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers.

REITS. REITs (real estate investment trusts) may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of any credit extended. Moreover, the underlying portfolios of REITs may not be diversified, and therefore are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to either qualify for tax-free pass through of income under federal tax laws or to maintain their exemption from certain federal securities laws.

Real Estate Securities. Just as real estate values go up and down, companies involved in the industry, and in which a fund invests, also fluctuate. Such a fund is subject to risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks. Values of companies involved in the real estate industry can fluctuate with the value of the real estate and as a result can be subject to some of the same risks as a direct real estate investment.

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.

Fixed-Income Securities Risk. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

Securities of Small Cap Companies. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile which could increase the volatility of the fund's portfolio.

Securities of Large Capitalization Companies. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Concentration Risk. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results.

Market Risk. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Liquidity Risk. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in REITs will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns

[bar chart]

1999        -0.31%

Best Quarter - June 30, 1999:  11.31%

Worst Quarter - September 30, 1998: (11.58%)

Current Fiscal Quarter - August 31, 2000:  9.05%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                       1 Year       Inception

Active REIT Fund       (0.31%)       (8.97%)

Wilshire REIT Index    (2.49)        (9.52)

S&P REIT Index         (5.54)       (13.05)

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases       None
    Maximum Deferred Sales Charge (Load)                   None
    Maximum Sales Charge (Load) Imposed on Reinvested
       Dividends or Other Distributions                    None
    Redemption Fee                                         None
    Exchange Fee                                           None
    Maximum Account Fee                                    None

Annual Fund Operating Expenses
 (expenses that are deducted from fund assets)

    Management Fee(1)                                       .65%
    Distribution and Service (12b-1) Fees(2)                .08
    Other Expenses                                          .34
                                                           ----
    Gross Expenses                                         1.07
                                                           ----
    Less Contractual Waivers and Reimbursements            (.07)
                                                           ----
    Total Annual Fund Operating Expenses                   1.00%
                                                           ====

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 year          3 years        5 years        10 years

    $102            $326           $576           $1,293
    ====            ====           ====           ======

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

--------
(1) The Advisor has contractually agreed to reimburse the Active REIT Fund to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .58% . The total annual expenses shown above have been restated to reflect the reimbursement.

(2) The ratio includes .05% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors ("SSgA") is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $_____ billion under management as of _______________, 2000, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

For these services, the fund pays State Street an annual management fee, calculated daily and paid monthly, of .58% after management fee waiver and reimbursement of the average daily net asset value of the fund.

Mr. Arthur Hurley, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Tuckerman Active REIT Fund. He joined the firm in 1995. Mr. Hurley has worked on the SSgA Tuckerman Active REIT Fund team since its inception. Prior to his current responsibilities, Mr. Hurley was the lead analyst covering the apartment, retail, health care, and self-storage property types. Prior to joining the REIT team, Mr. Hurley worked for SSgA's Active Fixed Income Group, where he managed portfolios, traded fixed income instruments, and conducted credit analyses. Mr. Hurley graduated cum laude from the University of Massachusetts/Dartmouth with a BA in Finance. There are two other portfolio managers who assist in managing the fund.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund as stated above may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

Real Estate Investment Trusts. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

Real Estate-Related Industries. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

Cash Management. If permitted by applicable exemptive orders or rulings, the fund may invest cash assets in shares of an affiliated mutual fund. This cash of the funds may be invested in shares of the SSgA Money Market Fund.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.

Order and Payment Procedures. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Mail. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

       Regular Mail:                  Registered, Express or Certified Mail:

       SSgA Funds                     SSgA Funds
       P.O. Box 8317                  66 Brooks Drive
       Boston, MA  02266-8317         Braintree, MA  02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor.

Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each fund reserves the right to terminate or modify the exchange privilege in the future.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.    Instructing the wiring bank to wire federal funds to:

             State Street Bank and Trust Company
             225 Franklin Street, Boston, MA  02110
             ABA #0110-0002-8
             DDA #9904-631-0
             SSgA (Name of Fund) Fund(s)
             Account Number and Registration
             Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2.    They must have a readily ascertainable market value;

3.    They must be liquid;

4.    They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing Agreement with the SSgA Funds or the Distributor.

Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

During periods of drastic economic or market changes, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will be sent the following business day. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

Redemption Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.    Your address of record has changed within the past 60 days;

2.    You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.    A broker or securities dealer, registered with a domestic stock exchange;

2.    A federal savings, cooperative or other type of bank;

3.    A savings and loan or other thrift institution;

4.    A credit union; or

5.    A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

       Seller                         Requirements for Written Requests

       Owner of individual, joint,    o     Letter of instruction, signed by
       sole proprietorship,                 all persons authorized to sign for
       UGMA/UTMA (custodial                 the account stating general
       accounts for minors) or              titles/capacity, exactly as the
       general partner accounts             account is registered; and

                                      o     Signature guarantee, if applicable
                                            (see above).

       -------------------------------------------------------------------------

       Owners of corporate or         o     Letter of instruction signed by
       association accounts                 authorized person(s), stating
                                            capacity as indicated by the
                                            corporate resolution;

                                      o     Corporate resolution, certified
                                            within the past 90 days; and

                                      o     Signature guarantee, if applicable
                                            (see above).

       -------------------------------------------------------------------------

       Owners or trustees of trust    o     Letter of instruction, signed by
       accounts                             all trustees;

                                      o     If the trustees are not named in
                                            the registration, please provide a
                                            copy of the trust document
                                            certified within the past 60 days;
                                            and

                                      o     Signature guarantee, if applicable
                                            (see above).

       -------------------------------------------------------------------------

       Joint tenancy shareholders     o     Letter of instruction signed by
       whose co-tenants are                 surviving tenant(s);
       deceased
                                      o     Certified copy of the death
                                            certificate; and

                                      o     Signature guarantee, if applicable
                                            (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

In-Kind Redemptions. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES

The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. Pricing does not occur on Exchange holidays. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent.

The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund monthly from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the Application:

o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                             Fiscal Year/Period Ended August 31,

                                                2000        1999          1998++

      NET ASSET VALUE, BEGINNING OF PERIOD                  $8.17        $10.00
                                                            -----        ------
      INCOME FROM OPERATIONS:
        Net investment income(1)                              .50           .15
        Net realized and unrealized gain (loss)              (.01)        (1.94)
                                                            -----        ------
        Total Income From Operations                          .49         (1.79)
                                                            -----        ------
      DISTRIBUTIONS:
        Dividends from net investment income                 (.58)         (.04)
                                                            -----        ------
      NET ASSET VALUE, END OF PERIOD                        $8.08         $8.17
                                                            -----        ------
      TOTAL RETURN (%)(2)                                    6.09        (17.99)
      RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)           45,528        18,458
        Ratios to average net assets (%)(3):
          Operating expenses, net(4)                         1.00          1.00
          Operating expenses, gross(4)                       1.09          1.38
          Net investment income                              6.25          5.21
        Portfolio turnover (%)(3)                           60.13         17.36

----------
++    For the period May 1, 1998 (commencement of operations) to August 31,
      1998.

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)   Periods less than one year are not annualized.

(3)   The ratios for the period ended August 31, 1998 are annualized.

(4)   See Note 4 of the Annual Report for current period amounts.

                                   SSgA FUNDS

                             SSgA Money Market Fund
                      SSgA US Government Money Market Fund
                         SSgA Tax Free Money Market Fund
                              SSgA Yield Plus Fund
                             SSgA Intermediate Fund
                              SSgA Bond Market Fund
                            SSgA High Yield Bond Fund
                      SSgA Intermediate Municipal Bond Fund
                           SSgA Growth and Income Fund
                             SSgA S&P 500 Index Fund
                             SSgA Matrix Equity Fund
                               SSgA Small Cap Fund
                            SSgA Special Equity Fund
                         SSgA Tuckerman Active REIT Fund
                           SSgA Aggressive Equity Fund
                              SSgA IAM SHARES Fund
                           SSgA Emerging Markets Fund
                         SSgA Active International Fund
                  SSgA International Growth Opportunities Fund
                         SSgA Life Solutions Growth Fund
                        SSgA Life Solutions Balanced Fund
                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. To request an SAI, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327

You also can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also access the SSgA Funds' website at www.ssgafunds.com.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                        U.S. GOVERNMENT MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The US Government Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.


                      PROSPECTUS DATED DECEMBER ____, 2000

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS......................................3

  INVESTMENT OBJECTIVE.........................................................3
  PRINCIPAL INVESTMENT STRATEGIES..............................................3
  PRINCIPAL RISKS OF INVESTING IN THE FUND.....................................3
  RISK AND RETURN..............................................................4

FEES AND EXPENSES OF THE FUND..................................................5

MANAGEMENT OF THE FUND.........................................................6

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND
RISKS..........................................................................6

SHAREHOLDER INFORMATION........................................................7

  PURCHASE OF FUND SHARES......................................................7
  REDEMPTION OF FUND SHARES....................................................9
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS................11
  PRICING OF FUND SHARES......................................................12
  DIVIDENDS AND DISTRIBUTIONS.................................................12
  TAXES.......................................................................13

FINANCIAL HIGHLIGHTS..........................................................14

ADDITIONAL INFORMATION ABOUT THE FUND.........................................16

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The US Government Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

This objective may be changed only with the approval of a majority of the fund's shareholders as defined in the Investment Company Act of 1940 (the 1940 Act).

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to meet its investment objective by investing in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

The US Government Money Market Fund has obtained a money market fund rating of AAAm from Standard & Poor's. The AAAm rating indicates that the fund's safety is excellent, and it has a superior capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Money Market Risk. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest Rate Risk. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.

Government Securities Risk. The risk that the US government will not provide financial support to US government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Because the fund may be 100% invested in US government securities, its return may be less than a fund which can invest without limitation in all types of securities.




Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results.

Market Risk. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Liquidity Risk. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Fixed-Income Securities Risk. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

Risks of Repurchase Agreements. Under a repurchase agreement, a bank or broker sells securities to a fund and agrees to repurchase them at the fund's cost plus interest. If the value of the securities declines, and the bank or broker defaults on its repurchase obligation, the fund could incur a loss.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns

[bar chart]

1992         3.73%

1993         2.99%

1994         3.93%

1995         5.61%

1996         5.14%

1997         5.26%

1998         5.21%


1999         4.78%


Best Quarter - June 30, 1991: 1.50%

Worst Quarter - December 31, 1993 0.72%


Current Fiscal Quarter - August 31, 2000: 1.56%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns


                    For the Periods Ended December 31, 1999:

                                              1 Year       5 Years     Inception

US Government Money
Market Fund                                    4.78%         5.20%       4.70%

Salomon Smith Barney
3-month Treasury bill                          4.74          5.20        4.70

Lipper Average--US Gov't
 Money Market Funds                            4.47          4.92        4.36


                                  7-Day Yields


                     For the Period Ended December 31, 1999:

                                              Current       Effective

US Government Money
Market Fund                                    5.09%          5.22%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases          None
    Maximum Deferred Sales Charge (Load)                      None
    Maximum Sales Charge (Load) Imposed on Reinvested
       Dividends or Other Distributions                       None
    Redemption Fee                                            None
    Exchange Fee                                              None
    Maximum Account Fee                                       None

Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)

    Management Fee                                            .25%
    Distribution and Service (12b-1) Fees(1)                  .09
    Other Expenses                                            .08
                                                              ---
    Total Annual Fund Operating Expenses                      .42%
                                                              ===

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 year          3 years        5 years        10 years

    $43             $135           $235           $530
    ===             ====           ====           ====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

----------
(1) The ratio includes .02% for 12b-1 Distribution and .07% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors ("SSgA") is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $_____ billion under management as of _______________, 2000, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.


For these services, the fund pays State Street an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund as stated above may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

US Government Securities. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

Repurchase Agreements. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

The fund will invest no than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.


Variable and Floating Rate Securities. The fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on

90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An account in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange or Boston Federal Reserve are open for regular trading. All purchases must be made in US dollars and in Federal funds (or converted to Federal funds). Purchase orders which are accepted: (1) prior to 1 p.m. Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 1 p.m. Eastern time and before 4 p.m. Eastern time will not earn the dividend determined on the day of purchase. The fund reserves the right to reject any purchase order if payment for fund shares has not been received by the Transfer Agent prior to 4 p.m. Eastern time.

Order and Payment Procedures. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $5 million.

Mail. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:


      Regular Mail:                 Registered, Express or Certified Mail:

      SSgA Funds                    SSgA Funds
      P.O. Box 8317                 66 Brooks Drive
      Boston, MA  02266-8317        Braintree, MA  02184


All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor.


Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each fund reserves the right to terminate or modify the exchange privilege in the future.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.    Instructing the wiring bank to wire federal funds to:

          State Street Bank and Trust Company
          225 Franklin Street, Boston, MA  02110
          ABA #0110-0002-8
          DDA #9904-631-0
          SSgA (Name of Fund) Fund(s)
          Account Number and Registration
          Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.



Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:


1. The investment objective, policies and limitations must match that of the fund;

2.    They must have a readily ascertainable market value;

3.    They must be liquid;

4.    They must not be subject to restrictions on resale; and


5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. Redemption requests received at or after 1 p.m. Eastern time and before 4 p.m. Eastern time will be entitled to that day's dividend. Redemption requests received before 1 p.m. Eastern time will not be entitled to that day's dividend. If Fund shares were purchased by check or an automatic investment program ("AIP") and the shareholder elects to redeem shares within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. The Fund will generally postpone sending redemption proceeds from such investment until the Fund can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. An investor will not be permitted to redeem shares from an account until a completed Application is on file.


Checkwriting Service. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.


Cash Sweep Program. Money managers of master trust clients and affiliated funds of the SSgA Funds may participate in a cash sweep program to automatically invest excess cash in the fund. A money manager must select the fund, give authorization to complete the fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the fund on a daily basis. Where the Advisor acts as the money manager, the Advisor will receive an advisory fee from the client.

Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record, provided the address has not been changed within 60 days of the redemption request. To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

During periods of drastic economic or market changes, shareholders giving instructions by phone may encounter delays.


Proceeds from requests received via telephone prior to 1 p.m. Eastern time will be sent the same day according to pre-designated instructions.


Redemption Proceeds by Wire. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. Redemption proceeds are sent the following business day unless requested via telephone by 1:00 p.m. Eastern time. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.





Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."





Redemption Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:


1.    Your address of record has changed within the past 60 days;


2.    You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).


Signature guarantees can usually be obtained from the following sources:

1.    A broker or securities dealer, registered with a domestic stock exchange;

2.    A federal savings, cooperative or other type of bank;

3.    A savings and loan or other thrift institution;

4.    A credit union; or

5.    A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

Seller                         Requirements for Written Requests

Owner of individual, joint,    o     Letter of instruction, signed by all persons
sole proprietorship,                 authorized to sign for the account stating general
UGMA/UTMA (custodial                 titles/capacity, exactly as the account is
accounts for minors) or              registered; and
general partner accounts       o     Signature guarantee, if applicable (see above).

----------------------------------------------------------------------------------------

Owners of corporate or         o     Letter of instruction signed by authorized
association accounts                 person(s), stating capacity as indicated by the
                                     corporate resolution;
                               o     Corporate resolution, certified within the past
                                     90 days; and
                               o     Signature guarantee, if applicable (see above).

----------------------------------------------------------------------------------------

Owners or trustees of trust    o     Letter of instruction, signed by all trustees;
accounts                       o     If the trustees are not named in the
                                     registration, please provide a copy of the trust
                                     document certified within the past 60 days; and
                               o     Signature guarantee, if applicable (see above).

----------------------------------------------------------------------------------------

Joint tenancy shareholders     o     Letter of instruction signed by surviving
whose co-tenants are deceased        tenant(s);
                               o     Certified copy of the death certificate; and
                               o     Signature guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


In-Kind Redemptions. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES


The fund determines the price per share twice each business day, as of 1 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). Pricing does not occur on Exchange holidays. A business day is one on which the New York Stock Exchange or Boston Federal Reserve are open for regular trading. The price per share for the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.


The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.


Distribution Option. You can choose from four different distribution options as indicated on the Application:


o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                        Fiscal Years Ended August 31,

                                  2000            1999          1998          1997          1996
NET ASSET VALUE, BEGINNING
  OF PERIOD                                   $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                              ----------    ----------    ----------    ----------
INCOME FROM OPERATIONS:
  Net investment income                            .0462         .0500         .0500         .0515
                                              ----------    ----------    ----------    ----------
DISTRIBUTIONS:
  Dividends from net
    investment income                             (.0462)       (.0500)       (.0500)       (.0515)
                                              ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF
  PERIOD                                      $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                              ==========    ==========    ==========    ==========
TOTAL RETURN(%)                                     4.74          5.33          5.19          5.27
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
    period ($000 omitted)                      1,239,304       945,897       904,483       683,210
  Ratios to average net assets (%)
     Operating expenses                              .42           .42           .44           .40
     Net investment income                          4.62          5.20          5.08          5.12

                                   SSgA FUNDS

                             SSgA Money Market Fund
                      SSgA US Government Money Market Fund
                         SSgA Tax Free Money Market Fund
                              SSgA Yield Plus Fund
                             SSgA Intermediate Fund
                              SSgA Bond Market Fund
                            SSgA High Yield Bond Fund
                      SSgA Intermediate Municipal Bond Fund
                           SSgA Growth and Income Fund
                             SSgA S&P 500 Index Fund
                             SSgA Matrix Equity Fund
                               SSgA Small Cap Fund
                            SSgA Special Equity Fund
                         SSgA Tuckerman Active REIT Fund
                           SSgA Aggressive Equity Fund
                              SSgA IAM SHARES Fund
                           SSgA Emerging Markets Fund
                         SSgA Active International Fund
                  SSgA International Growth Opportunities Fund

                         SSgA Life Solutions Growth Fund
                        SSgA Life Solutions Balanced Fund
                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. To request an SAI, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


You also can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also access the SSgA Funds' website at www.ssgafunds.com.


SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                         U.S. TREASURY MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.


                      PROSPECTUS DATED DECEMBER ____, 2000

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS..................................... 3

   INVESTMENT OBJECTIVE....................................................... 3
   PRINCIPAL INVESTMENT STRATEGIES............................................ 3
   PRINCIPAL RISKS OF INVESTING IN THE FUND................................... 3
   RISK AND RETURN............................................................ 4

FEES AND EXPENSES OF THE FUND................................................. 5

MANAGEMENT OF THE FUND........................................................ 6

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES
AND RISKS..................................................................... 6

SHAREHOLDER INFORMATION....................................................... 7

   PURCHASE OF FUND SHARES.................................................... 7
   REDEMPTION OF FUND SHARES.................................................. 8
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS............... 9
   PRICING OF FUND SHARES..................................................... 9
   DIVIDENDS AND DISTRIBUTIONS............................................... 10
   TAXES..................................................................... 10

FINANCIAL HIGHLIGHTS......................................................... 12

ADDITIONAL INFORMATION ABOUT THE FUND........................................ 13

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.

This objective may be changed only with the approval of a majority of the fund's shareholders as defined in the Investment Company Act of 1940 (the 1940 Act).

PRINCIPAL INVESTMENT STRATEGIES

The US Treasury Money Market Fund's investment policy is to invest its assets primarily in US Treasury bills, notes and bonds (which are direct obligations of the US Government) and repurchase agreements backed by such securities. Under normal market conditions, the US Treasury Money Market Fund will be 100% invested in such securities.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

The US Treasury Money Market Fund has obtained a money market fund rating of AAAm from Standard & Poor's. The AAAm rating indicates that the fund's safety is excellent, and it has a superior capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance.


The US Treasury Money Market Fund has obtained a rating of Aaa from Moody's Investors Service. The rating incorporates Moody's assessment of a fund's published objectives and policies, the creditworthiness of its assets, and its managements services. The fund is judged to be of an investment quality similar to Aaa-rated fixed income obligations; that is, the fund is judged to be of the best quality.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Money Market Risk. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the fund intends to meet its investment objective by investing only in US Treasury bills, notes and bonds, its return may be less than a fund which can invest without limitation in all types of securities.

Interest Rate Risk. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.

Government Securities Risk. The risk that the US government will not provide financial support to US government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.



Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results.


Market Risk. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.


Risks of Repurchase Agreements. Under a repurchase agreement, a bank or broker sells securities to a fund and agrees to repurchase them at the fund's cost plus interest. If the value of the securities declines, and the bank or broker defaults on its repurchase obligation, the fund could incur a loss.




Liquidity Risk. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns

[bar chart]

1994                3.74%

1995                5.91%

1996                5.27%

1997                5.46%

1998                5.36%


1999                4.86%


Best Quarter - June 30, 1995: 1.51%

Worst Quarter - March 31, 1994: 0.79%


Current Fiscal Quarter - August 31, 2000: 1.57%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns


                    For the Periods Ended December 31, 1999:

                                     1 Year       5 Years    Inception

US Treasury Money Market Fund         4.86%        5.37%       5.07%
Salomon Smith Barney 3-month          4.70         5.20        5.01
Treasury bill
Lipper Average--Institutional US      4.55         5.07        4.86
Treasury Money Market Funds


                                  7-Day Yields


                     For the Period Ended December 31, 1999:

                                          Current        Effective

US Treasury Money Market Fund              4.52%           4.62%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)

      Maximum Sales Charge (Load) Imposed on Purchases               None
      Maximum Deferred Sales Charge (Load)                           None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                            None
      Redemption Fee                                                 None
      Exchange Fee                                                   None
      Maximum Account Fee                                            None

Annual Fund Operating Expenses
  (expenses that are deducted from fund assets)


      Management Fee(1)                                               .25%
      Distribution and Service (12b-1) Fees(2)                        .04
      Other Expenses                                                  .09
                                                                     ----
      Gross Expenses                                                  .38
                                                                     ----
      Less Contractual Management Fee Waiver and
      Reimbursement                                                  (.18)
                                                                     ----
      Total Annual Fund Operating Expenses After Fee
      Waivers and Reimbursements                                      .20%
                                                                     ====


Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year                 3 years               5 years                10 years

 $20                     $64                   141                    $318
 ===                     ===                   ===                    ====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.


----------
(1) The Advisor has contractually agreed to waive .15% of its .25% management fee. The management fee shown above has been restated to reflect the waiver. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed .20% of average daily net assets on an annual basis. The waiver and reimbursement will remain in effect until December 31, 2002. The annual management fee after waiver and reimbursement is .07%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

(2) The ratio includes .02% for 12b-1 Distribution and .02% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors ("SSgA") is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $_____ billion under management as of _______________, 2000, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.



For these services, the fund pays State Street an annual management fee, calculated daily and paid monthly, of 0.07%, after fee waiver and reimbursement, of the average daily net asset value of the fund.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund as stated above may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

US Government Securities. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government or its instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

Repurchase Agreements. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

The fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.


Cash Management. If permitted by applicable exemptive orders or rulings, the fund may invest cash assets in shares of an affiliated mutual fund. This cash of the funds may be invested in shares of the SSgA Money Market Fund.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial Investment and Account Balance. The US Treasury Money Market Fund requires a minimum initial investment of $10 million and a minimum account balance of $7.5 million. The fund reserves the right to reject any purchase order.

Purchase Dates and Times. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange or Boston Federal Reserve are open for regular trading. All purchases must be made in US dollars and in Federal funds (or converted to Federal funds). Purchase orders which are accepted: (1) prior to 1 p.m. Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 1 p.m. Eastern time and before 4 p.m. Eastern time will not earn the dividend determined on the day of purchase. The fund reserves the right to reject any purchase order if payment for fund shares has not been received by the Transfer Agent prior to 4 p.m. Eastern time.

Order and Payment Procedures. There are several ways to invest in the fund. The SSgA Funds requires a purchase order in good form, which consists of a completed and signed SSgA Funds' Institutional Account Application, regardless of the investment method. For additional information, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, 1 International Place, 27th Floor, Boston, MA 02110.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

Federal Funds Wire. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that you make initial or subsequent investments by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

      1. Completing the SSgA Funds' Institutional Account Application and fax it to (617) 664-6011. Please confirm that the fax was received by calling 1-800-997-7327.

      2. Telephoning State Street Bank and Trust Company at 1-800-647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the fund; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

      3.    Instructing the wiring bank to wire federal funds to:

                  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, MA  02110
                  ABA #0110-0002-8
                  DDA# 9904-631-0
                  SSgA US Treasury Money Market Fund
                  Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.

Mail. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. Third party checks and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:


1. The investment objective, policies and limitations must match that of the fund;

2.    They must have a readily ascertainable market value;

3.    They must be liquid;

4.    They must not be subject to restrictions on resale; and


5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


Exchange Privilege. Subject to the fund's minimum investment requirement, investors may exchange their fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. If shares of the fund were purchased by check, the shares must have been present in an account for 15 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Investment Company upon 60 days' notice to shareholders.


Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. Redemption requests received at or after 1 p.m. Eastern time and before 4 p.m. Eastern time will be entitled to that day's dividend. Redemption requests received before 1 p.m. Eastern time will not be entitled to that day's dividend. If fund shares were purchased by check or an automatic investment program ("AIP") and the shareholder elects to redeem shares within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. The fund will generally postpone sending redemption proceeds from such investment until the fund can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. An investor will not be permitted to redeem shares from an account until a completed Application is on file.


Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.


During periods of drastic economic or market changes, shareholders giving instructions by phone may encounter delays.


Redemption Requests in Writing. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:


      1. A clear letter of instruction or a stock assignment stating the fund and account number that the redemption is to be process from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

      2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The US Treasury Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $7.5 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.


In-Kind Redemption. The US Treasury Money Market Fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. Investors will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES


The fund determines the price per share twice each business day, as of 1 p.m. Eastern time or as of the close of the regular trading session of the New York Stock Exchange, if earlier (ordinarily 4 p.m. Eastern time). Pricing does not occur on Exchange holidays. A business day is one on which the New York Stock Exchange or Boston Federal Reserve are open for regular trading. The price per share for the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.


Distribution Option. You can choose from four different distribution options as indicated on the Application:


o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distributions will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

If Cash Option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Although the sale or exchange of fund shares is a taxable event, no gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                                  Fiscal Years Ended August 31,

                                                  2000         1999           1998          1997         1996

NET ASSET VALUE, BEGINNING OF PERIOD                       $    1.0000    $    1.0000    $  1.0000    $  1.0000
                                                           -----------    -----------    ---------    ---------
INCOME FROM OPERATIONS:
    Net investment income                                        .0473          .0540        .0515        .0529
DISTRIBUTIONS:
    Dividends from net investment income                        (.0473)        (.0540)      (.0515)      (.0529)
                                                           -----------    -----------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                             $    1.0000    $    1.0000    $  1.0000    $  1.0000
                                                           ===========    ===========    =========    =========
TOTAL RETURN (%)                                                  4.84           5.53         5.36         5.42
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period ($000 omitted)                 1,115,614      1,000,367      916,845      189,004
    Ratios to average net assets (%):
       Operating expenses, net(1)                                  .20            .20          .20          .20
       Operating expenses, gross(1)                                .39            .39          .46          .38
       Net investment income                                      4.73           5.40         5.28         5.29

----------
(1)   See Note 4 of the Annual Report for current period amounts.

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. To request an SAI, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


You also can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also access the SSgA Funds' website at www.ssgafunds.com.


SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                                 YIELD PLUS FUND

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The Yield Plus Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.


                      PROSPECTUS DATED DECEMBER ____, 2000

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS......................................3

  INVESTMENT OBJECTIVE.........................................................3
  PRINCIPAL INVESTMENT STRATEGIES..............................................3
  PRINCIPAL RISKS OF INVESTING IN THE FUND.....................................3
  RISK AND RETURN..............................................................4

FEES AND EXPENSES OF THE FUND..................................................6

MANAGEMENT OF THE FUND.........................................................7

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND
  RISKS........................................................................7

SHAREHOLDER INFORMATION.......................................................11

  PURCHASE OF FUND SHARES.....................................................11
  REDEMPTION OF FUND SHARES...................................................13
  DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS................16
  PRICING OF FUND SHARES......................................................16
  DIVIDENDS AND DISTRIBUTIONS.................................................16
  TAXES.......................................................................17

FINANCIAL HIGHLIGHTS..........................................................18

ADDITIONAL INFORMATION ABOUT THE FUND.........................................20

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

This objective may be changed by the fund's trustees without shareholder approval.

The fund is not a money market fund and the price of this fund may fluctuate.

PRINCIPAL INVESTMENT STRATEGIES


The fund attempts to meet its objective by investing primarily in high-quality, dollar denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities.


The fund management team bases its decisions on the relative attractiveness of different sectors and issues which can vary depending on the general level of interest rates, market determined risk premiums, as well as supply/demand imbalances in the market. Risks associated with these investments are described in the Principal Risks section.

The Yield Plus Fund has obtained a credit quality rating of AA-f and a fund volatility rating of S1+ from Standard & Poor's. The fund is rated AA-f based on the creditworthiness of its assets and sound management and practices. The AA-f rating indicates the fund's holdings and counterparties provide "very strong protection" against losses from credit defaults. A fund volatility rating of S1+ indicates an extremely low sensitivity to changing market conditions. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Fixed-Income Securities Risk. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities.

Liquidity Risk. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Variable and Floating Rate Securities Risk. Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities. They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

Mortgage-Related Securities Risk. Mortgage-backed securities represent either direct or indirect participation in, or are collateralized by and payable from mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. Payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Mortgage-backed securities are subject to prepayment risk, call risk and extension risk.

Asset-Backed Securities Risk. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.

Market Risk. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Concentration Risk. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results.

Derivatives. There are certain investment risks in using derivatives, such as futures contracts, options on futures, interest rate swaps and structured notes, as a hedging technique. If a fund incorrectly forecasts interest rates in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys a futures contract or option as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.


Dollar-Denominated Instruments. Non-US corporations and banks issuing dollar-denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. These instruments are also subject to credit/default risk. There is the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.


Interest Rate Risk. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns -- Yield Plus Fund

[bar chart]

1993         3.44%

1994         4.10%

1995         6.56%

1996         5.48%

1997         5.54%

1998         4.83%

1999         5.52%

Best Quarter - March 31, 1995: 1.78%

Worst Quarter - September 30, 1993: 0.71%

Current Fiscal Quarter - August 31, 2000: 1.81%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 1999:

                          1 Year        5 Years     Inception

 Yield Plus Fund            5.52%         5.59%       5.03%

 LIBOR 90-day Index         5.46          5.65        5.17

                                  30-Day Yields

                     For the Period Ended December 31, 1999:

                           Current

 Yield Plus Fund            5.64%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases    None
    Maximum Deferred Sales Charge (Load)                None
    Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends or Other Distributions                  None
    Redemption Fee                                      None
    Exchange Fee                                        None
    Maximum Account Fee                                 None

Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)

    Management Fee                                       .25%
    Distribution and Service (12b-1) Fees(1)             .09
    Other Expenses                                       .08
                                                        ----
    Total Annual Fund Operating Expenses                 .42%
                                                        ====

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 year          3 years        5 years        10 years

    $43             $135           $235            $530
    ===             ====           ====            ====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

----------
(1) The ratio includes .04% for 12b-1 Distribution and .05% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors ("SSgA") is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $_____ billion under management as of _______________, 2000, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

For these services, the fund pays State Street an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.

Ms. Maria Pino, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Yield Plus Fund. Ms. Pino joined State Street in May 1997. Prior to that, Ms. Pino managed non-ERISA assets in a short term (1 to 5 year) fixed income fund and a money market fund at Partners HealthCare System/Brigham and Women's Hospital since 1993. Prior to that, she managed fixed income assets for the Commonwealth of Massachusetts State Employees and Teachers Pension Fund. Ms. Pino has been working in the investment management field since 1981. Ms. Pino holds a BS in Accounting from Providence College, an MA in Economics from Northeastern University, and an MBA from Boston University. Ms. Pino is a member of the Association for Investment Management and Research and the Boston Security Analysts Society. There are 10 other portfolio managers who assist in managing the fund.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund as stated above may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:


Variable and Floating Rate Securities. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

o Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

o Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.



Mortgage-Related Securities. The fund may invest in mortgage-related securities, including Government National Mortgage Association (GNMA) Certificates (Ginnie
Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.


The fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgage Properties may also include residential investment properties and second homes.

o Prepayment Risk--The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from these which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to majority and market value. Conversely, if a fund purchased mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values.

o Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

o Extension Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yielding securities.

Quality of Securities. The fund limits its investments to bank instruments, mortgage-related securities, asset-backed securities, commercial paper, corporate notes and bonds and obligations of foreign governments and agencies and subdivisions of foreign governments and supranational organizations that, at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one nationally recognized statistical rating organization; or (2) if not rated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees. All securities may be either fixed income, zero coupon or variable- or floating-rate securities and may be denominated in US dollars or selected foreign currencies.

Portfolio Duration. The fund will maintain a portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.


US Government Securities. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


Futures Contracts and Options on Futures. To invest cash for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.


A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.


Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.


Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.


Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict a they are in the US and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

Section 4(2) Commercial Paper. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 15% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

Repurchase Agreements. The fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

Portfolio Turnover. Because the fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase its income, the fund may be subject to a greater degree of portfolio turnover than might be expected from a fund which invests substantially all of its assets on a long-term basis. The portfolio turnover rate cannot be predicted, but it is anticipated that the fund's annual turnover rate generally fall within the range of 100-300% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. Investors purchasing fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.


Purchase Dates and Times. Fund shares may be purchased on any business day without a sales commission. A business day is one on which the New York Stock Exchange or Boston Federal Reserve are open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time. In addition, purchase orders received and accepted (1) prior to 12 noon Eastern time will purchase shares based on that day's closing net asset value and earn dividends on the date of the purchase; and (2) at or after 12 noon Eastern time will purchase shares based on that day's closing net asset value and earn the dividends determined on the next business day.


Order and Payment Procedures. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

Mail. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:


      Regular Mail:                 Registered, Express or Certified Mail:

      SSgA Funds                    SSgA Funds
      P.O. Box 8317                 66 Brooks Drive
      Boston, MA  02266-8317        Braintree, MA  02184


All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor.


Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each fund reserves the right to terminate or modify the exchange privilege in the future.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.    Instructing the wiring bank to wire federal funds to:

      State Street Bank and Trust Company
      225 Franklin Street, Boston, MA  02110
      ABA #0110-0002-8
      DDA #9904-631-0
      SSgA (Name of Fund) Fund(s)
      Account Number and Registration
      Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

Purchase requests received via telephone prior to 12 noon Eastern time will receive the net asset value next determined and be entitled to that day's dividend provided the wire is received by State Street Bank by 4 p.m. Eastern time. Purchase requests received after 12 noon Eastern time will receive the net asset value next determined and begin earning dividends the following business day.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.



Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.


In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:


1. The investment objective, policies and limitations must match that of the fund;

2.    They must have a readily ascertainable market value;

3.    They must be liquid;

4.    They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. A dividend will be paid according to the established dividend payment schedule on shares redeemed if the redemption request is received by State Street after 12 noon Eastern time. Redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend. If Fund shares were purchased by check or an automatic investment program ("AIP") and the shareholder elects to redeem shares within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. The Fund will generally postpone sending redemption proceeds from such investment until the Fund can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day and receive the dividend as of the day the redemption request was originally made by the underlying shareholder, pursuant to a duly executed shareholder servicing agreement with the SSgA Funds or the Distributor.


Cash Sweep Program. Money managers of master trust clients and affiliated funds of the SSgA Funds may participate in a cash sweep program to automatically invest excess cash in the fund. A money manager must select the fund, give authorization to complete the fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the fund on a daily basis. Where the Advisor acts as the money manager, the Advisor will receive an advisory fee from the client.

Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

During periods of drastic economic or market changes, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the fund, on the same or the next day. Although the fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. Requests received prior to 12 noon Eastern time will have the shares redeemed using that day's closing price with the proceeds wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received after 12 noon Eastern time will have the shares redeemed using that day's closing price and the proceeds wired the following business day. Redemption requests received prior to 12 noon Eastern time will not be eligible for that day's interest.




Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."





Redemption Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:


1.    Your address of record has changed within the past 60 days;


2.    You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).


Signature guarantees can usually be obtained from the following sources:

1.    A broker or securities dealer, registered with a domestic stock exchange;

2.    A federal savings, cooperative or other type of bank;

3.    A savings and loan or other thrift institution;

4.    A credit union; or

5.    A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

       Seller                 Requirements for Written Requests

       Owner of individual,   o     Letter of instruction, signed by
       joint, sole                  all persons authorized to sign for
       proprietorship,              the account stating general
       UGMA/UTMA                    titles/capacity, exactly as the
       (custodial accounts          account is registered; and
       for minors) or         o     Signature guarantee, if applicable
       general partner              (see above).
       accounts

       -------------------------------------------------------------------------

       Owners of corporate    o     Letter of instruction signed by
       or association               authorized person(s), stating
       accounts                     capacity as indicated by the
                                    corporate resolution;
                              o     Corporate resolution, certified
                                    within the past 90 days; and
                              o     Signature guarantee, if applicable
                                    (see above).

       -------------------------------------------------------------------------

       Owners or trustees     o     Letter of instruction, signed by
       of trust accounts            all trustees;
                              o     If the trustees are not named in the
                                    registration, please provide a copy of the trust document certified within the past 60 days; and
                              o     Signature guarantee, if applicable (see
                                    above).

       -------------------------------------------------------------------------

       Joint tenancy          o     Letter of instruction signed by
       shareholders whose           surviving tenant(s);
       co-tenants are         o     Certified copy of the death
       deceased                     certificate; and
                              o     Signature guarantee, if applicable
                                    (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


In-Kind Redemptions. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES

The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. Pricing does not occur on Exchange holidays. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent.

The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.


Distribution Option. You can choose from four different distribution options as indicated on the Application:


o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                              Fiscal Years Ended August 31,

                                         2000          1999           1998           1997           1996
NET ASSET VALUE, BEGINNING OF PERIOD               $      9.97    $     10.01    $     10.00    $     10.00
                                                   -----------    -----------    -----------    -----------
INCOME FROM OPERATIONS:
  Net investment income(1)                                 .54            .57            .54            .56
  Net realized and unrealized gain (loss)                 (.07)          (.04)           .01             --
                                                   -----------    -----------    -----------    -----------
     Total From Operations                                 .47            .53            .55            .56
                                                   -----------    -----------    -----------    -----------
DISTRIBUTIONS:
  Dividends from net investment income                    (.54)          (.57)          (.54)          (.56)
  Dividends from net realized gain on
    investments                                             --             --             --             --
                                                   -----------    -----------    -----------    -----------
     Total Distributions                                  (.54)          (.57)          (.54)          (.56)
                                                   -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                     $      9.90    $      9.97    $     10.01    $     10.00
                                                   ===========    ===========    ===========    ===========
TOTAL RETURN(%)                                           4.67           5.40           5.67           5.73
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period ($omitted)                 525,494        672,465        840,055        933,485
  Ratios to average net assets (%):
     Operating expenses                                    .41            .41            .38            .36
     Net investment income                                5.29           5.66           5.42           5.59
  Portfolio turnover rate (%)                           167.12         249.10          92.38          97.05

----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

                                   SSgA FUNDS


                             SSgA Money Market Fund
                      SSgA US Government Money Market Fund
                         SSgA Tax Free Money Market Fund
                              SSgA Yield Plus Fund
                             SSgA Intermediate Fund
                              SSgA Bond Market Fund
                            SSgA High Yield Bond Fund
                      SSgA Intermediate Municipal Bond Fund
                           SSgA Growth and Income Fund
                             SSgA S&P 500 Index Fund
                             SSgA Matrix Equity Fund
                               SSgA Small Cap Fund
                            SSgA Special Equity Fund
                         SSgA Tuckerman Active REIT Fund
                           SSgA Aggressive Equity Fund
                              SSgA IAM SHARES Fund
                           SSgA Emerging Markets Fund
                         SSgA Active International Fund
                  SSgA International Growth Opportunities Fund
                         SSgA Life Solutions Growth Fund
                        SSgA Life Solutions Balanced Fund
                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. To request an SAI, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


You also can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also access the SSgA Funds' website at www.ssgafunds.com.


SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                        INTERMEDIATE MUNICIPAL BOND FUND

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The Intermediate Municipal Bond Fund seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity of between three and 10 years.


                      PROSPECTUS DATED DECEMBER ____, 2000

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS......................................3

   INVESTMENT OBJECTIVE........................................................3
   PRINCIPAL INVESTMENT STRATEGIES.............................................3
   PRINCIPAL RISKS OF INVESTING IN THE FUND....................................3
   RISK AND RETURN.............................................................4

FEES AND EXPENSES OF THE FUND..................................................5

MANAGEMENT OF THE FUND.........................................................6

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
INVESTMENT STRATEGIES AND RISKS................................................6

SHAREHOLDER INFORMATION........................................................8

   PURCHASE OF FUND SHARES.....................................................8
   REDEMPTION OF FUND SHARES..................................................10
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS...............12
   PRICING OF FUND SHARES.....................................................13
   DIVIDENDS AND DISTRIBUTIONS................................................13
   TAXES......................................................................14

FINANCIAL HIGHLIGHTS..........................................................15

ADDITIONAL INFORMATION ABOUT THE FUND.........................................17

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's investment objective is to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity of between three and 10 years.

This objective may be changed only with the approval of a majority of the fund's shareholders as defined in the Investment Company Act of 1940 (the 1940 Act).

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund may invest at least 80% of its assets in municipal debt obligations in the top three credit ratings categories (Aaa, Aa, and A for Moody's Investors Services, Inc. ("Moody's"), or AAA, AA, and A for Standard and Poor's Corporation). The fund may invest up to 20% of its assets in bonds rated Baa (by Moody's) or BBB (by Standard and Poor's) or lower. However, the fund would be limited to 5% investment in lower rated or unrated securities. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see information about credit quality under "Additional Information about the Fund's Objectives, Strategies and Risks." Although the fund does not intend to invest in securities subject to the alternative minimum tax, it is allowed to do so without limitation. The fund may also purchase US government securities.

The Advisor's investment process is a top-down, bottom up discipline. The Advisor sets, and continually evaluates and adjusts, a duration for the fund based upon expectations about the direction of interest rates and other economic factors. Please see "Additional Information about the Fund's Objectives, Investment Strategies and Risks."

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the fund may be 80% or more invested in municipal debt obligations, its returns may be less than a fund which can invest without limitation in all types of securities.

Risks of Municipal Obligations. Municipal obligations are affected by economic, business or political developments. These securities may be less subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.


Interest Rate Risk. The risk that when interest rates increase, securities held by a fund will decline in value. Long term fixed income securities will normally have more price volatility because of this risk than short term securities. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one year duration, but would reduce its value by approximately fifteen dollars if it had a 15 year duration. Interest rate risk is generally moderate for intermediate term bonds.


Income Risk. The chance that falling interest rates will cause the fund's income to decline. Income risk is generally moderate for intermediate-term bonds.


Call Risk. The chance that during periods of falling interest rates, a bond issuer will call--or repay--a high-yielding bond before the bond's maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally moderate for intermediate-term bonds.

Credit/Default Risk. The risk that an issuer or guarantor of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks. Credit risk, which has the potential to hurt the fund's performance, should be low for the fund due to its policy of purchasing mostly high quality bonds.

Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results.


Tax Risks of Municipal Securities. The yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

RISK AND RETURN


The Intermediate Municipal Bond Fund has not been in existence for a full calendar year. Therefore, performance information is not available. This fund began operating on June 1, 2000.

Current Fiscal Quarter - August 31, 2000:  3.10%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)

      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                                None
      Redemption Fee                                                     None
      Exchange Fee                                                       None
      Maximum Account Fee                                                None

Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)

      Management Fee(1)                                                     .30%
      Distribution and Service (12b-1) Fees(2)                              .05
                                                                          -----
      Other Expenses                                                       1.33
                                                                          -----
      Gross Expenses                                                       1.68
                                                                          -----
      Less Contractual Management Fee Reimbursement                       (1.03)
                                                                          -----
      Total Annual Fund Operating Expenses after
      Reimbursement                                                         .65%
                                                                          =====


Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



     1 year                 3 years               5 years               10 years

       $66                   $322                  $712                  $1,808
       ===                   ====                  ====                  ======


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

----------
(1) The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .65% of average daily net assets on an annual basis until December 31, 2002.


(2) The ratio includes .02% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND


Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors ("SSgA") is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $_____ billion under management as of _______________, 2000, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

For these services, the fund pays State Street an annual management fee, calculated daily and paid monthly, of 0.00% (after fee reimbursement) of the average daily net asset value of the fund. The annual management fee before the reimbursement is .30% of the average daily net asset value of the fund.


Ms. Deborah B. Vargo, Principal, is the lead portfolio manager primarily responsible for investment decisions regarding the fund. Ms. Vargo has been with the firm since 1984. She is responsible for trading and investment strategies pertaining to the tax-exempt municipal bond market and has been dedicated to this asset class for over 16 years. At SSgA, she has managed corporate cash, tax-exempt common trust funds and a large public utility account. Ms. Vargo's work with the utility relationship resulted in her garnering the Chairman's Award for Excellence. She holds a BS in Finance from Boston University. There are five other portfolio managers who assist in managing the fund.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The fund's investment objective is fundamental. A fundamental investment objective may only be changed with the approval of the fund's shareholders. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.


Investment Process of the Fund. The Advisor's investment process is a top-down, bottom up discipline, which is also comprised of the following components: evaluation, construction and implementation. Each component stage is designed to add value to the investment process and result in favorable return over a benchmark index or peer group competition. The Advisor sets, and continually evaluates and adjusts, duration for the fund based upon expectations about the direction of interest rates and other economic factors. In the construction phase, the Advisor builds the portfolio based on the conclusions reached in the evaluation phase. The Advisor researches bond issuers to find attractive credit characteristics. The Advisor then determines the relative value in the market at any point in time. The Advisor purchases only those securities which have been deemed creditworthy. In the implementation phase, the Advisor conducts analyses of historical versus current sector spread relationships to uncover trends and trading opportunities between sectors, regions and individual issuers. This allows the Advisor to create an ideal mix of sectors and securities for the fund.


The fund will invest at least 80% of its net assets in tax-exempt securities under normal market conditions. The fund invests in municipal bonds that, depending on their maturity and quality, provide varying amounts of tax-exempt income. The fund is therefore subject to certain risks. The performance objective of the Municipal Bond Fund is to generate competitive current income and outperform its chosen benchmark or peer group representation before expenses.



Municipal Securities. The fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the

US government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.


Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Advisor reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

Municipal obligations involve possible risks, including being affected by economic, business and political developments and being subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Future laws may be effected extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will re-evaluate the fund's investment objective and may submit possible changes in the structure of the fund to its shareholders if shareholder approval is required.


Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

Quality of Securities. The Fund will invest at least 80% of the value of its net assets in municipal obligations which, in the case of bonds, are rated no lower than A by Moody's, Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The fund may invest up to 20% of the value of its net assets in municipal obligations which, in the case of bonds, are rated Baa by Moody's or BBB by S&P; however, of this amount, the fund would limit to 5% its investment in Municipal Obligations which are rated lower than the top four credit categories by the Rating Agencies and as low as the lowest rating assigned by the Rating Agencies. The fund also may invest in securities which, while not rated, are determined by the Advisor to be of comparable quality to the rated securities in which the fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined. The fund may invest in unrated securities if the underlying rating is deemed appropriate and/or the issuer does not choose to apply for a rating. This can occur in a pre-refunding situation or when an issuer has temporary, short-term needs. Subsequent to its purchase by the fund, an issue of rated municipal obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require the sale of such municipal obligations by the fund, but the Advisor will consider such event in determining whether the fund should continue to hold the municipal obligations

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the bond issuer will default, or fail to meets is payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four ratings categories are considered "investment grade." These types of bonds will comprise up to 95% of the fund's portfolio under normal market conditions. The fund may invest up to 5% of its assets in debt securities rated less than BBB- by S&P or Baa by Moody's, or in unrated securities judged by the Advisor to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks than investment-grade bonds, in that they are especially subject to adverse changes in general economic conditions and, in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.



US Government Securities. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency (see "Ratings of Municipal Obligations," below); obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. For more information, please see the sections in this prospectus called "Dividends and Distributions" and "Taxes." Under normal market conditions, the fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the fund may not achieve its investment objective.


Variable and Floating Rate Securities. The fund may purchase variable rate securities which are instruments issued or guaranteed by entities such as municipalities and other issuers of municipal securities. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

Variable and floating rate securities are subject to interest rate risk, the risk that when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities. They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

The fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations.


Cash Management. If permitted by applicable exemptive orders or rulings, the fund may invest cash assets in shares of an affiliated mutual fund. This cash of the funds may be invested in shares of the SSgA Money Market Fund.


                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES


Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.


Minimum Initial and Subsequent Investments and Account Balance. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.

Order and Payment Procedures. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Mail. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

         Regular Mail:                    Registered, Express or Certified Mail:

         SSgA Funds                       SSgA Funds
         P.O. Box 8317                    66 Brooks Drive
         Boston, MA  02266-8317           Braintree, MA  02184


All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor.


Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each fund reserves the right to terminate or modify the exchange privilege in the future.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.    Instructing the wiring bank to wire federal funds to:

         State Street Bank and Trust Company
         225 Franklin Street, Boston, MA 02110
         ABA #0110-0002-8
         DDA #9904-631-0
         SSgA (Name of Fund) Fund(s)
         Account Number and Registration
         Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:


1. The investment objective, policies and limitations must match that of the fund;

2.    They must have a readily ascertainable market value;

3.    They must be liquid;

4.    They must not be subject to restrictions on resale; and


5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.


The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing Agreement with the SSgA Funds or the Distributor.


Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record,record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

During periods of drastic economic or market changes, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will be sent the following business day. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.




Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."




Redemption Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.    Your address of record has changed within the past 60 days;

2.    You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).


Signature guarantees can usually be obtained from the following sources:

1.    A broker or securities dealer, registered with a domestic stock exchange;

2.    A federal savings, cooperative or other type of bank;

3.    A savings and loan or other thrift institution;

4.    A credit union; or

5.    A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

Seller                         Requirements for Written Requests

Owner of individual, joint,    o  Letter of instruction, signed by all persons
sole proprietorship,              authorized to sign for the account stating general

UGMA/UTMA (custodial              titles/capacity, exactly as the account is
accounts for minors) or           registered; and
general partner accounts       o  Signature guarantee, if applicable (see above).

----------------------------------------------------------------------------------

Owners of corporate or         o  Letter of instruction signed by authorized
association accounts              person(s), stating capacity as indicated by the
                                  corporate resolution;
                               o  Corporate resolution, certified within the past
                                  90 days; and
                               o  Signature guarantee, if applicable (see above).

----------------------------------------------------------------------------------

Owners or trustees of trust    o  Letter of instruction, signed by all trustees;
accounts                       o  If the trustees are not named in the
                                  registration, please provide a copy of the trust
                                  document certified within the past 60 days; and
                               o  Signature guarantee, if applicable (see above).

----------------------------------------------------------------------------------

Joint tenancy shareholders     o  Letter of instruction signed by surviving
whose co-tenants are              tenant(s);
deceased                       o  Certified copy of the death certificate; and
                               o  Signature guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


In-Kind Redemptions. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES


The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. Pricing does not occur on Exchange holidays. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent.

The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.


Distribution Option. You can choose from four different distribution options as indicated on the Application:


o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

Distributions will be sent to a pre-designated bank by the ACH by the payable date, if the Cash Option is selected. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

Because the yields on municipal bond funds and other tax-exempt funds are usually lower than those on taxable bond funds, you may not always benefit from a tax-exempt investment. Some taxable investments may serve you better. To determine which is more suitable, determine the tax-exempt fund's taxable equivalent yield. You do this by dividing the fund's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 28% federal tax bracket, and you can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.94% (5.0% divided by 72% [100% minus 28%]). In this example, you would choose the tax-exempt fund if its taxable equivalent yield of 6.94% were greater than the yield of a similar, though taxable investment.

The fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, the fund will not be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to its shareholders. The Board intends to distribute each year substantially all of the fund's net investment income and net capital gain.

Distributions by the fund that are designated as "exempt-interest dividends" generally may be excluded from the shareholder's gross income. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax, a special tax system that ensures that individuals pay at least some federal taxes. Although alternative minimum tax bond income is exempt from regular federal income tax, a very limited number of taxpayers who have many tax deductions may have to pay alternative minimum tax on the income from bonds considered tax-preference items. The fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the fund's dividends as a tax preference item in determining their federal tax.

Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                  Fiscal Period Ended August 31,

                                                              2000
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
    Net investment income
DISTRIBUTIONS:
    Dividends from net investment income
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(%)(1)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period ($000 omitted)
    Ratios to average net assets (%)(2)
       Operating expenses, net
       Operating expenses, gross
       Net investment income

----------
(1)   Periods less than one year are not annualized.

(2)   The ratios for the period ended August 31, 2000 are annualized.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                             SSgA Matrix Equity Fund


                               SSgA Small Cap Fund



                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                         SSgA Active International Fund

                  SSgA International Growth Opportunities Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. To request an SAI, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


You also can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also access the SSgA Funds' website at www.ssgafunds.com.


SSgA Funds' Investment Company Act File No.  811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                           TAX FREE MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The Tax Free Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.


                      PROSPECTUS DATED DECEMBER ____, 2000

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS......................................3

   INVESTMENT OBJECTIVE........................................................3
   PRINCIPAL INVESTMENT STRATEGIES.............................................3
   PRINCIPAL RISKS OF INVESTING IN THE FUND....................................3
   RISK AND RETURN.............................................................5

FEES AND EXPENSES OF THE FUND..................................................6

MANAGEMENT OF THE FUND.........................................................7

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
INVESTMENT STRATEGIES AND RISKS................................................7

SHAREHOLDER INFORMATION........................................................8

   PURCHASE OF FUND SHARES.....................................................8
   REDEMPTION OF FUND SHARES..................................................10
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS...............13
   PRICING OF FUND SHARES.....................................................13
   DIVIDENDS AND DISTRIBUTIONS................................................13
   TAXES......................................................................14

FINANCIAL HIGHLIGHTS..........................................................15

ADDITIONAL INFORMATION ABOUT THE FUND.........................................17

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

This objective may be changed only with the approval of a majority of the fund's shareholders as defined in the Investment Company Act of 1940 (the 1940 Act).

PRINCIPAL INVESTMENT STRATEGIES

The fund has a fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality and short-term municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund may buy or sell securities on a when-issued or forward commitment basis.

The fund may invest not more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.


The Tax Free Money Market Fund has obtained a money market fund rating of AAAm from Standard & Poor's. The AAAm rating indicates that the fund's safety is very good, and it has a strong capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Money Market Risk. The risk that a fund will not be able to maintain a NAV per share of $1.00 at all times. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest Rate Risk. The risk that during periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield will tend to be higher.


Credit/Default Risk. The risk that an issuer or guarantor of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks. Also, the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.

Liquidity Risk. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.


Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results.

Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

Risks of Municipal Obligations. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

The fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a fund's ability to acquire and dispose of municipal securities at desirable yield and price levels.

Concentration of a fund's investments in these municipal obligations will subject the fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns

[bar chart]

1995                3.41%

1996                2.93%

1997                3.07%

1998                2.97%

1999                2.77%


Best Quarter - June 30, 1995: 0.90%


Worst Quarter - March 31, 1999: 0.61%

Current Fiscal Quarter - August 31, 2000: 0.91%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index.

                          Average Annual Total Returns


                    For the Periods Ended December 31, 1999:


                                        1 Year           Inception

 Tax Free Money Market Fund              2.77%              3.03%
 IBC Financial Tax Free Index            2.94               3.04
 CAROL IS CHECKING THIS ONE


                                  7-Day Yields


                                  For the Period Ended December 31, 1999:
                                        Current           Effective

Tax Free Money Market Fund               4.01%              4.09%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)

      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends or Other Distributions                                None
      Redemption Fee                                                     None
      Exchange Fee                                                       None
      Maximum Account Fee                                                None

Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)


      Management Fee                                                        .25%
      Distribution and Service (12b-1) Fees(1)                              .22
      Other Expenses                                                        .10
                                                                            ---
      Total Annual Fund Operating Expenses                                  .57%
                                                                            ====


Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


     1 year                3 years               5 years                10 years

       $58                   $183                  $318                   $714
       ===                   ====                  ====                   ====


Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

----------
(1) The ratio includes .16% for 12b-1 Distribution and .06% for 12b-1 Shareholder Servicing Fees.

                             MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.


State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors ("SSgA") is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $_____ billion under management as of _______________, 2000, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.


For these services, the fund pays State Street an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                   OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The investment objective of the fund as stated above may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:


Quality of Securities. The fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the fund's Advisor in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO and a description of securities ratings.

Municipal Securities. The fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users. A municipal bond, like a bond issued by a corporation or the US government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.


Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Advisor reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

Municipal obligations involve possible risks, including being affected by economic, business and political developments and being subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Future laws may be effected extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will reevaluate the fund's investment objective and may submit possible changes in the structure of the fund to its shareholders.


Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.


Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.


Variable and Floating Rate Securities. The fund may purchase variable or floating rate securities which are instruments issued or guaranteed by entities such as municipalities and other issuers of municipal securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. The fund may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations.


Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.


Minimum Initial and Subsequent Investments and Account Balance. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the account (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The fund reserves the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange or Boston Federal Reserve are open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling agreement with the Distributor or SSgA

Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time. In addition, wire purchase orders received and accepted prior to 12 noon Eastern time will earn dividends on the date of the purchase if the wire is received by State Street prior to the close of the NYSE. All other methods of payment will earn dividends beginning the following business day after their receipt by the Transfer Agent.

Order and Payment Procedures. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $5 million.

Mail. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

         Regular Mail:                    Registered, Express or Certified Mail:

         SSgA Funds                       SSgA Funds
         P.O. Box 8317                    66 Brooks Drive
         Boston, MA  02266-8317           Braintree, MA  02184


All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.


Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor.


Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each fund reserves the right to terminate or modify the exchange privilege in the future.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.    Instructing the wiring bank to wire federal funds to:

         State Street Bank and Trust Company

         225 Franklin Street, Boston, MA  02110
         ABA #0110-0002-8
         DDA #9904-631-0
         SSgA (Name of Fund) Fund(s)
         Account Number and Registration
         Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:


1. The investment objective, policies and limitations must match that of the fund;

2.    They must have a readily ascertainable market value;

3.    They must be liquid;

4.    They must not be subject to restrictions on resale; and


5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.


Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds of $1,000 or more will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions and does not provide wire transfer service for redemption proceeds of less than $1,000. A dividend will be paid according to the established dividend payment schedule on shares redeemed if the telephone redemption request is received by State Street after 12 noon Eastern time. Telephone redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend. If fund shares were purchased by check or an automatic investment program ("AIP") and the shareholder elects to redeem shares within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. The fund will generally postpone sending redemption proceeds from such investment until the fund can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Checkwriting Service. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.


Cash Sweep Program. Money managers of master trust clients and affiliated funds of the SSgA Funds may participate in a cash sweep program to automatically invest excess cash in the fund. A money manager must select the fund, give authorization to complete the fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the fund on a daily basis. Where the Advisor acts as the money manager, the Advisor will receive an advisory fee from the client.

Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record,record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

During periods of drastic economic or market changes, shareholders giving instructions by phone may encounter delays.


Requests received via telephone prior to 12 noon Eastern time will be sent after the close of the fund on the same day according to pre-designated instructions. Requests received after 12 noon Eastern time will be sent the following business day and will receive that day's interest.


Redemption Proceeds by Wire. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will be sent the following business day. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing" or "Redemptions by Wire."

Redemption Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1.    Your address of record has changed within the past 60 days;

2.    You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).


Signature guarantees can usually be obtained from the following sources:

1.    A broker or securities dealer, registered with a domestic stock exchange;

2.    A federal savings, cooperative or other type of bank;

3.    A savings and loan or other thrift institution;

4.    A credit union; or

5.    A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

Seller                           Requirements for Written Requests

Owner of individual, joint,    o  Letter of instruction, signed by all persons
sole proprietorship,              authorized to sign for the account stating general
UGMA/UTMA (custodial              titles/capacity, exactly as the account is
accounts for minors) or           registered; and
general partner accounts       o  Signature guarantee, if applicable (see above).

-------------------------------------------------------------------------------------------

Owners of corporate or         o  Letter of instruction signed by authorized
association accounts              person(s), stating capacity as indicated by the
                                  corporate resolution;
                               o  Corporate resolution, certified within the past
                                  90 days; and
                               o  Signature guarantee, if applicable (see above).

-------------------------------------------------------------------------------------------

Owners or trustees of trust    o  Letter of instruction, signed by all trustees;
accounts                       o  If the trustees are not named in the
                                  registration, please provide a copy of the trust
                                  document certified within the past 60 days; and
                               o  Signature guarantee, if applicable (see above).

-------------------------------------------------------------------------------------------

Joint tenancy shareholders     o  Letter of instruction signed by surviving
whose co-tenants are deceased     tenant(s);
                               o  Certified copy of the death certificate; and
                               o  Signature guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.


In-Kind Redemptions. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

PRICING OF FUND SHARES


The fund determines the price per share twice each business day, as of 1 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). Pricing does not occur on Exchange holidays. A business day is one on which the New York Stock Exchange or Boston Federal Reserve are open for regular trading. The price per share for the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.


The fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the Application:


o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank by the first business day of the following month in which the dividend is payable. Investors are urged to verify with their bank whether it charges a fee to accept this wire.

TAXES

The fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, the fund will not be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to its shareholders. The Board intends to distribute each year substantially all of the fund's net investment income and net capital gain.

Distributions by the fund that are designated as "exempt-interest dividends" generally may be excluded from the shareholder's gross income. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

The fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the fund's dividends as a tax preference item in determining their federal tax.

Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Although the sale or exchange of fund shares is a taxable event, no gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


                                                                         Fiscal Years Ended August 31,

                                                        2000         1999         1998         1997         1996

   NET ASSET VALUE, BEGINNING OF PERIOD                              $1.0000      $1.0000      $1.0000      $1.0000
                                                                     -------      -------      -------      -------
   INCOME FROM OPERATIONS:
       Net investment income                                           .0267        .0304        .0295        .0302
   DISTRIBUTIONS:
       Dividends from net investment income                           (.0267)      (.0304)      (.0295)      (.0302)
                                                                     -------      -------      -------      -------
   NET ASSET VALUE, END OF PERIOD                                    $1.0000      $1.0000      $1.0000      $1.0000
                                                                     =======      =======      =======      =======
   TOTAL RETURN(%)(1)                                                   2.71         3.08         2.99         3.07
   RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period ($000 omitted)                      262,393      260,084      163,502       45,061
       Ratios to average net assets (%)(2)
          Operating expenses, net                                        .56          .56          .58          .57
          Operating expenses, gross                                      .56          .56          .58          .57
          Net investment income                                         2.67         3.04         2.98         3.01

----------
(1)   Periods less than one year are not annualized.

(2)   The ratios for the period ended August 31, 1995 are annualized.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                             SSgA Matrix Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                         SSgA Active International Fund

                  SSgA International Growth Opportunities Fund


                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. To request an SAI, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         Russell Fund Distributors, Inc.

                             One International Place

                           Boston, Massachusetts 02110

                                 1-800-997-7327


You also can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also access the SSgA Funds' website at www.ssgafunds.com.


SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                            ACTIVE INTERNATIONAL FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY..................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS..............................3

   INVESTMENT STRATEGIES......................................................3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES.......................7
   INVESTMENT RISKS..........................................................10
   INVESTMENT RESTRICTIONS...................................................10
   TEMPORARY DEFENSIVE POSITION..............................................12
   PORTFOLIO TURNOVER........................................................12

MANAGEMENT OF THE FUND.......................................................12

   BOARD OF TRUSTEES AND OFFICERS............................................12
   COMPENSATION..............................................................15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS....................................16

INVESTMENT ADVISORY AND OTHER SERVICES.......................................17

   ADVISOR...................................................................17
   ADMINISTRATOR.............................................................17
   CUSTODIAN AND TRANSFER AGENT..............................................18
   DISTRIBUTOR...............................................................19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS..................19
   INDEPENDENT ACCOUNTANTS...................................................20
   LEGAL COUNSEL.............................................................20

BROKERAGE PRACTICES AND COMMISSIONS..........................................20

PRICING OF FUND SHARES.......................................................22

TAXES........................................................................23

CALCULATION OF PERFORMANCE DATA..............................................24

ADDITIONAL INFORMATION.......................................................25

   SHAREHOLDER MEETINGS......................................................25
   CAPITALIZATION AND VOTING.................................................25
   FEDERAL LAW AFFECTING STATE STREET........................................25
   PROXY VOTING POLICY.......................................................25

FINANCIAL STATEMENTS.........................................................25

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS.................................26

   RATINGS OF DEBT INSTRUMENTS...............................................26
   RATINGS OF COMMERCIAL PAPER...............................................26

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


Equity Securities. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.


US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Debt Securities. The fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. Other debt will typically represent less than 5% of the fund's assets. The fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.


Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed

--------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.


Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

American Depository Receipts (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.


Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


Warrants. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


Foreign Currency. The funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.


In addition to the forward exchange contracts, the Emerging Markets and Active International Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The funds may not hedge their positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 10% of the value of its assets committed to such contracts. No fund will enter into a forward contract with a term of more than one year.

Special Situations and Illiquid Securities. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Canada, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United States and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Statement of Additional Information. Countries may be added to or deleted from the list.

Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities

(including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."


Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.


Restrictions on OTC Options. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).


The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.


Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.


The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of differentiations, exchange control regulations and indigenous economic and political developments.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:


1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer..

5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

6. Purchase or sell commodities or commodity futures contracts or options on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.


13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

14. Make investments for the purpose of gaining control of an issuer's management.

15. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.


To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.


Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for each of the fiscal years ended August 31 was:


--------------------------------------------------------------------------------
2000                              1999                           1998
--------------------------------------------------------------------------------
                                 62.02%                         74.79%
--------------------------------------------------------------------------------


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------
                        Position(s)      Principal Occupation(s)
Name, Address and Age   with SSgA funds  During Past 5 Years
--------------------------------------------------------------------------------
Lynn L. Anderson        Trustee         o  Vice Chairman, Frank Russell Company;
909 A Street            (Interested     o  Chairman of the Board and Chief
Tacoma, WA  98402       Person of the      Executive Officer, Frank Russell
Age 61                  SSgA funds as      Investment Management Company and
                        defined in the     Russell Fund Distributors, Inc.;
                        1940 Act),      o  Chairman of the Board, Frank Russell
                        Chairman of        Trust Company;
                        the Board and   o  Trustee, President and Chief
                        President          Executive Officer, Frank Russell
                                           Investment Company and Russell
                                           Insurance Funds; and
                                        o  Director, Russell Insurance Agency,
                                           Inc., Frank Russell Investments
                                           (Ireland) Limited, Frank Russell
                                           Investment Company plc; Frank Russell
                                           Institutional Funds plc, Frank
                                           Russell Qualifying Investor Fund, and
                                           Frank Russell Investments (Cayman)
                                           Ltd.
--------------------------------------------------------------------------------
William L. Marshall     Trustee         o  Chief Executive Officer and
33 West Court Street                       President, Wm. L. Marshall
Doylestown, PA 18901                       Associates, Inc. (a registered
Age 58                                     investment advisor and provider of
                                           financial and related consulting
                                           services);
                                        o  Certified Financial Planner and
                                           Member, Institute of Certified
                                           Financial Planners;
                                        o  Member, Registry of Financial
                                           Planning Practitioners and Advisory
                                           Committee, International Association
                                           for Financial Planning Broker-Dealer
                                           Program;
                                        o  Registered Representative for
                                           Securities with FSC Securities Corp.,
                                           Marietta, Georgia.
--------------------------------------------------------------------------------
Steven J. Mastrovich    Trustee         o  September 2000 to Present, Global
522 5th Avenue                             Head of Structured Real Estate, J.P.
New York, NY  10036                        Morgan Investment Management
Age 44                                  o  January 2000 to September 2000,
                                           Managing Director, HSBC Securities
                                           (USA) Inc.
                                        o  From 1998 to 2000, President, Key
                                           Global Capital, Inc.;
                                        o  From 1997 to 1998, Partner, Squire,
                                           Sanders & Dempsey (law firm); and
                                        o  From 1994 to 1997, Partner, Brown,
                                           Rudnick, Freed & Gesmer (law firm).
--------------------------------------------------------------------------------
Patrick J. Riley        Trustee         o  Partner, Riley, Burke & Donahue,
One Corporate Place                        L.L.P. (law firm).
55 Ferncroft Road
Danvers, MA  01923
Age 52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Richard D. Shirk        Trustee         o  President and Chief Executive
3350 Peachtree Road,                       Officer, Blue Cross/Blue Shield of
N.E.                                       Georgia.
Atlanta, GA  30326
Age 55
--------------------------------------------------------------------------------
Bruce D. Taber          Trustee         o  Consultant, Computer Simulation,
26 Round Top Road                          General Electric Industrial Control
Boxford, MA  01921                         Systems.
Age 57
--------------------------------------------------------------------------------
Henry W. Todd           Trustee         o  President and Director, Zink &
111 Commerce Drive                         Triest Co., Inc. (dealer in vanilla
Montgomeryville, PA                        flavor materials); and
18936                                   o  Director, Executive Vice President,
Age 58                                     A.M. Todd Group, Inc. and Flavorite
                                           Laboratories.
--------------------------------------------------------------------------------
J. David Griswold       Vice President  o  Assistant Secretary and Associate
909 A Street            and Secretary      General Counsel, Frank Russell
Tacoma, WA  98402                          Investment Management Company, Frank
Age 43                                     Russell Capital Inc., Frank Russell
                                           Company and Frank Russell Investments
                                           (Delaware), Inc.;
                                        o  President and Associate General
                                           Counsel, Russell Fund Distributors,
                                           Inc.
                                        o  Director, Secretary and Associate
                                           General Counsel, Frank Russell
                                           Securities, Inc.;
                                        o  Secretary, Frank Russell Canada
                                           Limited/Limitee.
--------------------------------------------------------------------------------
Mark E. Swanson         Treasurer and   o  Director - Funds Administration,
909 A Street            Principal          Frank Russell Investment Management
Tacoma, WA  98402       Accounting         Company and Frank Russell Trust
Age 37                  Officer            Company; and
                                        o  Treasurer and Chief Accounting
                                           Officer, Frank Russell Investment
                                           Company and Russell Insurance Funds.
--------------------------------------------------------------------------------
Rick J. Chase           Assistant       o  Manager, Fund Administration, Frank
909 A Street            Treasurer          Russell Investment Management
Tacoma, WA  98402                          Company; and
Age 35                                  o  Assistant Treasurer, Frank Russell
                                           Investment Company and Russell
                                           Insurance Funds.
--------------------------------------------------------------------------------
Deedra S. Walkey         Assistant      o  Associate General Counsel and
909 A Street            Secretary          Assistant Secretary, Frank Russell
Tacoma, WA  98402                          Company, Frank Russell Investment
Age 36                                     Management Company, Frank Russell
                                           Trust Company, Frank Russell
                                           Investment Company, Russell Insurance
                                           Funds, and Russell Insurance Agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Carla L. Anderson       Assistant       o  Senior Paralegal and Assistant
909 A Street            Secretary          Secretary, Frank Russell Company,
Tacoma, WA  98402                          Frank Russell Investment Management
Age 35                                     Company, Frank Russell Securities,
                                           Inc., Russell Fund Distributors,
                                           Inc., Frank Russell Capital Inc.,
                                           Frank Russell International Services
                                           Company Inc., Russell Real Estate
                                           Advisors Inc. and A Street
                                           Investment Associates, Inc.
--------------------------------------------------------------------------------


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
Name of SSgA Fund                        Amount of Total Annual Trustee
                                         Compensation (Including Out of Pocket
                                         Expenses) Attributable to Each Fund
                                         For the Fiscal Year Ended August 31,
                                         2000
--------------------------------------------------------------------------------
 Money Market
--------------------------------------------------------------------------------
 US Government Money Market
--------------------------------------------------------------------------------
 Matrix Equity
--------------------------------------------------------------------------------
 S&P 500 Index
--------------------------------------------------------------------------------
 Small Cap
--------------------------------------------------------------------------------
 Yield Plus
--------------------------------------------------------------------------------
 Bond Market
--------------------------------------------------------------------------------
 Emerging Markets
--------------------------------------------------------------------------------
 US Treasury Money Market
--------------------------------------------------------------------------------
 Growth & Income
--------------------------------------------------------------------------------
 Intermediate
--------------------------------------------------------------------------------
 Prime Money Market
--------------------------------------------------------------------------------
 Tax Free Money Market
--------------------------------------------------------------------------------
 Active International
--------------------------------------------------------------------------------
 International Growth Opportunities
--------------------------------------------------------------------------------
 Tuckerman Active REIT
--------------------------------------------------------------------------------
 High Yield Bond
--------------------------------------------------------------------------------
 Special Equity
--------------------------------------------------------------------------------
 Aggressive Equity
--------------------------------------------------------------------------------
 IAM SHARES
--------------------------------------------------------------------------------
 Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
 All Life Solutions Funds                                    0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:






----------
(1)   The fund did not operate a full year during fiscal 2000.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


      -----------------------------------------------------------------
       2000                  1999                  1998
      -----------------------------------------------------------------
                             $704,561              $789,484
      -----------------------------------------------------------------

Additionally, Advisor voluntarily agreed to waive up to the full amount of its advisory fees for the fund to the extent that expenses exceed 1.00% of average daily net assets on an annual basis, which amounted to $___________ in Fiscal 2000, $344,227 in fiscal 1999 and $303,608 in fiscal 1998. The Advisor has contractually agreed to the waiver through December 31, 2002.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


      -----------------------------------------------------------------
       2000                  1999                  1998
      -----------------------------------------------------------------
                             $64,929               $69,319
      -----------------------------------------------------------------


CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

 DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued expenses in the following amount to Distributor for the fiscal period ended August 31:


      -----------------------------------------------------------------
       2000                  1999                  1998
      -----------------------------------------------------------------
                             $36,135               $37,376
      -----------------------------------------------------------------

For fiscal 2000, this amount is reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other*


The fund accrued expenses in the following amount to the Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal period ended August 31:


      -----------------------------------------------------------------
       2000                  1999                  1998
      -----------------------------------------------------------------
                             $26,674               $31,171
      -----------------------------------------------------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

----------
* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.


The total brokerage commissions paid by the fund amounted to the following for the fiscal year ended August 31:


      ----------------------------------------------------------
       2000                        1999
      ----------------------------------------------------------
                                   $186,483
      ----------------------------------------------------------

Of the total brokerage commissions paid by the fund for the fiscal year ended August 31, 2000, no commissions were received by an affiliated broker/dealer [FRIMCO TO CONFIRM] or _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:

                                                Securities       Commissions
                                                  ($000)            ($000)
                                           -------------------------------------
















                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.


With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.


Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.


The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2000, the fund had a net tax basis capital loss carryover of $___________ which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 200__. As permitted by tax regulations, the fund intends to defer a net realized currency loss of $358,398 from November 1, 1998 to August 31, 1999, and treat it as arising in the fiscal year 2000.


Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P(1+T)^n = ERV

            where:  P =     a hypothetical initial payment of $1,000
                    T =     average annual total return
                    n =     number of years
                    ERV =   ending redeemable value of a $1,000
                            payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


      --------------------------------------------
      One Year Ending       Inception to
      August 31, 2000       August 31, 2000(1)
      --------------------------------------------

      --------------------------------------------

----------
(1) Periods less than one year are not annualized. The fund commenced operations on March 7, 1995.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o     High rates of return on funds employed.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection. o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

      F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

      F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff and Phelps, Inc. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

      Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      o Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      o Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      o Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      o Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, Inc. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

      A1+--Obligations supported by the highest capacity for timely repayment.

      A1--Obligations supported by a very strong capacity for timely repayment.

      A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

      B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

      D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             AGGRESSIVE EQUITY FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY..................................................................3


DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS..............................3

  INVESTMENT STRATEGIES.......................................................3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES........................6
  INVESTMENT RESTRICTIONS.....................................................8
  TEMPORARY DEFENSIVE POSITION................................................9
  PORTFOLIO TURNOVER.........................................................10

MANAGEMENT OF THE FUND.......................................................10

  BOARD OF TRUSTEES AND OFFICERS.............................................10
  COMPENSATION...............................................................13
  CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................13

INVESTMENT ADVISORY AND OTHER SERVICES.......................................14

  ADVISOR....................................................................14
  ADMINISTRATOR..............................................................14
  CUSTODIAN AND TRANSFER AGENT...............................................16
  DISTRIBUTOR................................................................16
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................16
  INDEPENDENT ACCOUNTANTS....................................................17
  LEGAL COUNSEL..............................................................18

BROKERAGE PRACTICES AND COMMISSIONS..........................................18

PRICING OF FUND SHARES.......................................................20

TAXES........................................................................20

CALCULATION OF PERFORMANCE DATA..............................................21

ADDITIONAL INFORMATION.......................................................22

  SHAREHOLDER MEETINGS.......................................................22
  CAPITALIZATION AND VOTING..................................................22
  FEDERAL LAW AFFECTING STATE STREET.........................................22
  PROXY VOTING POLICY........................................................23

FINANCIAL STATEMENTS.........................................................23

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                     DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


--------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Illiquid Securities. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

American Depository Receipts (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

Warrants. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.




Convertible Securities. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.


Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."


Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.


Restrictions on OTC Options. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).


The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.


Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.


The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental and restrictions 9 through 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.


2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.


6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.


7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereonfor hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

9. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.


11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.


The portfolio turnover rate for the fund for each of the fiscal years ended August 31 was:

      --------------------------------------------
       2000                  1999*
      --------------------------------------------
                             179.56%
      --------------------------------------------

*For the period December 30, 1998 (commencement of operations) to August 31,
1999.


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------
                        Position(s)
                        with            Principal Occupation(s)
Name, Address and Age   SSgA funds      During Past 5 Years
--------------------------------------------------------------------------------
Lynn L. Anderson        Trustee         o  Vice Chairman, Frank Russell Company;
909 A Street            (Interested     o  Chairman of the Board and Chief
Tacoma, WA  98402       Person of the      Executive Officer, Frank Russell
Age 61                  SSgA funds as      Investment Management Company and
                        defined in the     Russell Fund Distributors, Inc.;
                        1940 Act),      o  Chairman of the Board, Frank Russell
                        Chairman of        Trust Company;
                        the Board and   o  Trustee, President and Chief
                        President          Executive Officer, Frank Russell
                                           Investment Company and Russell
                                           Insurance Funds; and
                                        o  Director, Russell Insurance Agency,
                                           Inc., Frank Russell Investments
                                           (Ireland) Limited, Frank Russell
                                           Investment Company plc; Frank
                                           Russell Institutional Funds plc,
                                           Frank Russell Qualifying Investor
                                           Fund, and Frank Russell Investments
                                           (Cayman) Ltd.
--------------------------------------------------------------------------------
William L. Marshall     Trustee         o  Chief Executive Officer and
33 West Court Street                       President, Wm. L. Marshall
Doylestown, PA 18901                       Associates, Inc. (a registered
Age 58                                     investment advisor and provider of
                                           financial and related consulting
                                           services);
                                        o  Certified Financial Planner and
                                           Member, Institute of Certified
                                           Financial Planners;
                                        o  Member, Registry of Financial
                                           Planning Practitioners and Advisory
                                           Committee, International Association
                                           for Financial Planning Broker-Dealer
                                           Program;
                                        o  Registered Representative for
                                           Securities with FSC Securities Corp.,
                                           Marietta, Georgia.
--------------------------------------------------------------------------------
Steven J. Mastrovich    Trustee         o  September 2000 to Present, Global
522 5th Avenue                             Head of Structured Real Estate, J.P.
New York, NY  10036                        Morgan Investment Management
Age 44                                  o  January 2000 to September 2000,
                                           Managing Director, HSBC Securities
                                           (USA) Inc.
                                        o  From 1998 to 2000, President, Key
                                           Global Capital, Inc.;
                                        o  From 1997 to 1998, Partner, Squire,
                                           Sanders & Dempsey (law firm); and
                                        o  From 1994 to 1997, Partner, Brown,
                                           Rudnick, Freed & Gesmer (law firm).
--------------------------------------------------------------------------------
Patrick J. Riley        Trustee         o  Partner, Riley, Burke & Donahue,
One Corporate Place                        L.L.P. (law firm).
55 Ferncroft Road
Danvers, MA  01923
Age 52
--------------------------------------------------------------------------------
Richard D. Shirk        Trustee         o  President and Chief Executive
3350 Peachtree Road,                       Officer, Blue Cross/Blue Shield of
N.E.                                       Georgia.
Atlanta, GA  30326
Age 55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bruce D. Taber          Trustee         o  Consultant, Computer Simulation,
26 Round Top Road                          General Electric Industrial Control
Boxford, MA  01921                         Systems.
Age 57
--------------------------------------------------------------------------------
Henry W. Todd           Trustee         o  President and Director, Zink &
111 Commerce Drive                         Triest Co., Inc. (dealer in vanilla
Montgomeryville, PA                        flavor materials); and
18936                                   o  Director, Executive Vice President,
Age 58                                     A.M. Todd Group, Inc. and Flavorite
                                           Laboratories.
--------------------------------------------------------------------------------
J. David Griswold       Vice President  o  Assistant Secretary and Associate
909 A Street            and Secretary      General Counsel, Frank Russell
Tacoma, WA  98402                          Investment Management Company, Frank
Age 43                                     Russell Capital Inc., Frank Russell
                                           Company and Frank Russell Investments
                                           (Delaware), Inc.;
                                        o  President and Associate General
                                           Counsel, Russell Fund Distributors,
                                           Inc.
                                        o  Director, Secretary and Associate
                                           General Counsel, Frank Russell
                                           Securities, Inc.;
                                        o  Secretary, Frank Russell Canada
                                           Limited/Limitee.
--------------------------------------------------------------------------------
Mark E. Swanson         Treasurer and   o  Director - Funds Administration,
909 A Street            Principal          Frank Russell Investment Management
Tacoma, WA  98402       Accounting         Company and Frank Russell Trust
Age 37                  Officer            Company; and
                                        o  Treasurer and Chief Accounting
                                           Officer, Frank Russell Investment
                                           Company and Russell Insurance Funds.
--------------------------------------------------------------------------------
Rick J. Chase           Assistant       o  Manager, Fund Administration, Frank
909 A Street            Treasurer          Russell Investment Management
Tacoma, WA  98402                          Company; and
Age 35                                  o  Assistant Treasurer, Frank Russell
                                           Investment Company and Russell
                                           Insurance Funds.
--------------------------------------------------------------------------------
Deedra S. Walkey        Assistant       o  Associate General Counsel and
909 A Street            Secretary          Assistant Secretary, Frank Russell
Tacoma, WA  98402                          Company, Frank Russell Investment
Age 36                                     Management Company, Frank Russell
                                           Trust Company, Frank Russell
                                           Investment Company, Russell
                                           Insurance Funds, and Russell
                                           Insurance Agency.
--------------------------------------------------------------------------------
Carla L. Anderson       Assistant       o  Senior Paralegal and Assistant
909 A Street            Secretary          Secretary, Frank Russell Company,
Tacoma, WA  98402                          Frank Russell Investment Management
Age 35                                     Company, Frank Russell Securities,
                                           Inc., Russell Fund Distributors,
                                           Inc., Frank Russell Capital Inc.,
                                           Frank Russell International Services
                                           Company Inc., Russell Real Estate
                                           Advisors Inc. and A Street
                                           Investment Associates, Inc.
--------------------------------------------------------------------------------

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
                                             Amount of Total Annual
                                             Trustee Compensation
                                             (Including Out of Pocket
                                             Expenses) Attributable to
                                             Each Fund For the Fiscal Year
 Name of SSgA Fund                           Ended August 31, 2000
--------------------------------------------------------------------------------
 Money Market
--------------------------------------------------------------------------------
 US Government Money Market
--------------------------------------------------------------------------------
 Matrix Equity
--------------------------------------------------------------------------------
 S&P 500 Index
--------------------------------------------------------------------------------
 Small Cap
--------------------------------------------------------------------------------
 Yield Plus
--------------------------------------------------------------------------------
 Bond Market
--------------------------------------------------------------------------------
 Emerging Markets
--------------------------------------------------------------------------------
 US Treasury Money Market
--------------------------------------------------------------------------------
 Growth & Income
--------------------------------------------------------------------------------
 Intermediate
--------------------------------------------------------------------------------
 Prime Money Market
--------------------------------------------------------------------------------
 Tax Free Money Market
--------------------------------------------------------------------------------
 Active International
--------------------------------------------------------------------------------
 International Growth Opportunities
--------------------------------------------------------------------------------
 Tuckerman Active REIT
--------------------------------------------------------------------------------
 High Yield Bond
--------------------------------------------------------------------------------
 Special Equity
--------------------------------------------------------------------------------
 Aggressive Equity
--------------------------------------------------------------------------------
 IAM SHARES
--------------------------------------------------------------------------------
 Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
 All Life Solutions Funds                          0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street,


--------
(1)   The fund did not operate a full year during fiscal 2000.

who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:




                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

      --------------------------------------------
       2000                  1999*
      --------------------------------------------
                             $34,124
      --------------------------------------------

*For the period December 30, 1998 (commencement of operations) to August 31,
1999.

The Advisor has agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2002. This reimbursement amounted to $43,969 in fiscal 1999 and $_______________ in fiscal 2000.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:

      --------------------------------------------
       2000                  1999*
      --------------------------------------------
                             $1,463
      --------------------------------------------

*For the period December 30, 1998 (commencement of operations) to August 31,
1999.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


The fund accrued the following expenses to the Distributor for the fiscal years ended August 31:

      --------------------------------------------
       2000                  1999*
      --------------------------------------------
                             $1,102
      --------------------------------------------

*For the period December 30, 1998 to August 31, 1999.

For fiscal 2000, these amounts are reflective of the following individual payments:

     Advertising
     Printing of Prospectuses
     Compensation to Dealers
     Compensation to Sales
     Personnel
     Other(1)

The fund accrued expenses in the following amount to Advisor under a Service Agreement pursuant to Rule 12b-1 for the fiscal years ended August 31:

      --------------------------------------------
       2000                  1999*
      --------------------------------------------
                             $4
      --------------------------------------------

*For the period December 30, 1998 (commencement of operations) to August 31,
1999.


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The total brokerage commissions paid by the fund amounted to the following for the fiscal years ended August 31:

      --------------------------------------------
       2000                  1999*
      --------------------------------------------
                             $20,280
      --------------------------------------------

*For the period December 30, 1998 (commencement of operations) to August 31,
1999.

Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:

      --------------------------------------------
       2000                  1999*
      --------------------------------------------
                             $12,118
      --------------------------------------------

*For the period December 30, 1998 (commencement of operations) to August 31,
1999

Relating to the total brokerage commissions paid by the fund for fiscal 2000, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to ___% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was __% for the fiscal year ended August 31, 2000. or _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:

                                            Securities         Commissions
                                              ($000)             ($000)
                                        ---------------------------------------

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

        P(1+T)^n = ERV

        where: P =     a hypothetical initial payment of $1,000

               T =     average annual total return
               n =     number of years
               ERV =   ending redeemable value of a $1,000 payment made at the
                       beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:

         -------------------------------------

         One Year Ending     Inception to
         August 31, 2000     August 31, 2000(1)
         -------------------------------------

         -------------------------------------


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

--------
(1) Periods less than one year are not annualized. The Fund commenced operations on December 30, 1998.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS

The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                BOND MARKET FUND

                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES........................8
   INVESTMENT RESTRICTIONS....................................................10
   TEMPORARY DEFENSIVE POSITION...............................................11
   PORTFOLIO TURNOVER.........................................................12

MANAGEMENT OF THE FUND........................................................12

   BOARD OF TRUSTEES AND OFFICERS.............................................12
   COMPENSATION...............................................................15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................15

INVESTMENT ADVISORY AND OTHER SERVICES........................................16

   ADVISOR....................................................................16
   ADMINISTRATOR..............................................................16
   CUSTODIAN AND TRANSFER AGENT...............................................18
   DISTRIBUTOR................................................................18
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................18
   INDEPENDENT ACCOUNTANTS....................................................19
   LEGAL COUNSEL..............................................................20

BROKERAGE PRACTICES AND COMMISSIONS...........................................20

PRICING OF FUND SHARES........................................................21

TAXES.........................................................................22

CALCULATION OF PERFORMANCE DATA...............................................23

ADDITIONAL INFORMATION........................................................24

   SHAREHOLDER MEETINGS.......................................................24
   CAPITALIZATION AND VOTING..................................................24
   FEDERAL LAW AFFECTING STATE STREET.........................................24
   PROXY VOTING POLICY........................................................24

FINANCIAL STATEMENTS..........................................................24

APPENDIX: DESCRIPTION OF SECURITIES RATINGS...................................25

   RATINGS OF DEBT INSTRUMENTS................................................25
   RATINGS OF COMMERCIAL PAPER................................................25

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


The fund will measure its performance against The Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The Index includes all public obligations of the US Treasury (excluding flower bonds and foreign-targeted issues); all publicly issued debt of US Government agencies and quasi-federal corporations; corporate debt guaranteed by the US Government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate debt. Corporate sectors include, but are not limited to, industrial, finance, utility and Yankee. Included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.


The mortgage component of the Lehman Brothers Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and home equity loans (pass-throughs, bullets and controlled amortization structures). All securities have an average life of at least one year.


The fund may invest in the following instruments:


US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.


--------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Illiquid Securities. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.

Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

Variable and Floating Rate Securities. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions or (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.


The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.


Mortgage-Related Securities. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

Zero Coupon Securities. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.


Because the funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.




Foreign Currency Transactions. The fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. The fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the fund to lose the premium it paid and its transaction costs.


Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.


The Lehman Brothers Aggregate Bond Index. The Bond Fund will measure its performance against the Lehman Brothers Aggregate Bond Index (the "LBAB Index"). The fund also intends to maintain an average maturity and duration similar to that of the LBAB Index. The duration of the LBAB Index as of August 31, 2000 was
4.9 years. The LBAB Index is made up of the Government/Credit Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/ Credit Bond Index includes the Government and Corporate Bond Indices. The LBAB Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All in the LBAB Index issues have at least one year to maturity and an outstanding par value of at least $150 million.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."


Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.


Restrictions on OTC Options. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).


The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.


Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.


The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions, restrictions 1 through 7 are fundamental and restrictions 8 and 9 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.


2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.


7. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.


8. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.


9. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

10. Make investments for the purpose of gaining control of an issuer's management.

11. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for the fiscal years ended August 31 was:

        -------------------------------------------------------------------
        2000                     1999                 1998
        -------------------------------------------------------------------
                                 327.83%              300.77%
        -------------------------------------------------------------------


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

------------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with          Principal Occupation(s) During Past 5 Years
                                   SSgA funds
------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                   Trustee (Interested       o   Vice Chairman, Frank Russell Company;
909 A Street                       Person of the SSgA
Tacoma, WA  98402                  funds as defined in       o   Chairman of the Board and Chief Executive Officer,
Age 61                             the 1940 Act),                Frank Russell Investment Management Company and Russell
                                   Chairman of the Board         Fund Distributors, Inc.;
                                   and President
                                                             o   Chairman of the Board, Frank Russell Trust Company;

                                                             o   Trustee, President and Chief Executive Officer, Frank
                                                                 Russell Investment Company and Russell Insurance Funds; and

                                                             o   Director, Russell Insurance Agency, Inc., Frank Russell
                                                                 Investments (Ireland) Limited, Frank Russell Investment
                                                                 Company plc; Frank Russell Institutional Funds plc, Frank
                                                                 Russell Qualifying Investor Fund, and Frank Russell
                                                                 Investments (Cayman) Ltd.

------------------------------------------------------------------------------------------------------------------------------
William L. Marshall                 Trustee                  o   Chief Executive Officer and President, Wm. L. Marshall
33 West Court Street                                             Associates, Inc. (a registered investment advisor and
Doylestown, PA 18901                                             provider of financial and related consulting services);
Age 58
                                                             o   Certified Financial Planner and Member, Institute of
                                                                 Certified Financial Planners;

                                                             o   Member, Registry of Financial Planning Practitioners
                                                                 and Advisory Committee, International Association for
                                                                 Financial Planning Broker-Dealer Program;

                                                             o   Registered Representative for Securities with FSC
                                                                 Securities Corp., Marietta, Georgia.

------------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich                Trustee                  o   September 2000 to Present, Global Head of Structured
522 5th Avenue                                                   Real Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                       o   January 2000 to September 2000, Managing Director, HSBC
                                                                 Securities (USA) Inc.

                                                             o   From 1998 to 2000, President, Key Global Capital,
                                                                 Inc.;

                                                             o   From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                                 (law firm); and

                                                             o   From 1994 to 1997, Partner, Brown, Rudnick, Freed & Gesmer
                                                                 (law firm).

------------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                   Trustee                   o   Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

------------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                   Trustee                   o   President and Chief Executive Officer, Blue Cross/Blue
3350 Peachtree Road, N.E.                                        Shield of Georgia.
Atlanta, GA  30326
Age 55

------------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with          Principal Occupation(s) During Past 5 Years
                                   SSgA funds
------------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                     Trustee                   o   Consultant, Computer Simulation, General Electric
26 Round Top Road                                                Industrial Control Systems.
Boxford, MA  01921
Age 57

------------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                      Trustee                   o   President and Director, Zink & Triest Co., Inc. (dealer
111 Commerce Drive                                               in vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                       o   Director, Executive Vice President, A.M. Todd Group,
                                                                 Inc. and Flavorite Laboratories.

------------------------------------------------------------------------------------------------------------------------------
J. David Griswold                  Vice President and        o   Assistant Secretary and Associate General Counsel,
909 A Street                       Secretary                     Frank Russell Investment Management Company, Frank Russell
Tacoma, WA  98402                                                Capital Inc., Frank Russell Company and Frank Russell
Age 43                                                           Investments (Delaware), Inc.;

                                                             o   President and Associate General Counsel, Russell Fund
                                                                 Distributors, Inc.

                                                             o   Director, Secretary and Associate General Counsel,
                                                                 Frank Russell Securities, Inc.;

                                                             o   Secretary, Frank Russell Canada Limited/Limitee.

------------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                    Treasurer and             o   Director - Funds Administration, Frank Russell
909 A Street                       Principal Accounting          Investment Management Company and Frank Russell Trust
Tacoma, WA  98402                  Officer                       Company; and
Age 37
                                                             o   Treasurer and Chief Accounting Officer, Frank Russell
                                                                 Investment Company and Russell Insurance Funds.

------------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                      Assistant Treasurer       o   Manager, Fund Administration, Frank Russell Investment
909 A Street                                                     Management Company; and
Tacoma, WA  98402
Age 35                                                       o   Assistant Treasurer, Frank Russell Investment Company
                                                                 and Russell Insurance Funds.

------------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                   Assistant Secretary       o   Associate General Counsel and Assistant Secretary,
909 A Street                                                     Frank Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                                Company, Frank Russell Trust Company, Frank Russell
Age 36                                                           Investment Company, Russell Insurance Funds, and Russell
                                                                 Insurance Agency.

------------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                  Assistant Secretary       o   Senior Paralegal and Assistant Secretary, Frank Russell
909 A Street                                                     Company, Frank Russell Investment Management Company, Frank
Tacoma, WA  98402                                                Russell Securities, Inc., Russell Fund Distributors, Inc.,
Age 35                                                           Frank Russell Capital Inc., Frank Russell International
                                                                 Services Company Inc., Russell Real Estate Advisors Inc.
                                                                 and A Street Investment Associates, Inc.
------------------------------------------------------------------------------------------------------------------------------

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.





--------------------------------------------------------------------------------
Name of SSgA Fund                     Amount of Total Annual Trustee
                                      Compensation (Including Out of Pocket
                                      Expenses) Attributable to Each Fund For
                                      the Fiscal Year Ended August 31, 2000
--------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------
US Government Money Market
--------------------------------------------------------------------------------
Matrix Equity
--------------------------------------------------------------------------------
S&P 500 Index
--------------------------------------------------------------------------------
Small Cap
--------------------------------------------------------------------------------
Yield Plus
--------------------------------------------------------------------------------
Bond Market
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------
US Treasury Money Market
--------------------------------------------------------------------------------
Growth & Income
--------------------------------------------------------------------------------
Intermediate
--------------------------------------------------------------------------------
Prime Money Market
--------------------------------------------------------------------------------
Tax Free Money Market
--------------------------------------------------------------------------------
Active International
--------------------------------------------------------------------------------
International Growth Opportunities
--------------------------------------------------------------------------------
Tuckerman Active REIT
--------------------------------------------------------------------------------
High Yield Bond
--------------------------------------------------------------------------------
Special Equity
--------------------------------------------------------------------------------
Aggressive Equity
--------------------------------------------------------------------------------
IAM SHARES
--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
All Life Solutions Funds                                  0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street,

----------


(1)   The fund did not operate a full year during fiscal 2000.

who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:




                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

        ------------------------------------------------------------------
        2000                     1999                 1998
        ------------------------------------------------------------------
                                 $658,662             $396,385
        ------------------------------------------------------------------

Additionally, the Advisor voluntarily agreed to reimburse the fund for all expenses in excess of .50% of average daily net assets on an annual basis, which amounted to $_______________ in fiscal 2000, $0 in fiscal 1999 and $51,983 in fiscal 1998. The Advisor has contractually agreed to this reimbursement through December 31, 2002.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:

        ------------------------------------------------------------------
        2000                     1999                 1998
        ------------------------------------------------------------------
                                 $68,425              $39,978
        ------------------------------------------------------------------

----------

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations;

arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to Distributor for the fiscal years ended August 31:


        ------------------------------------------------------------------
        2000                     1999                 1998
        ------------------------------------------------------------------
                                 $75,956              $46,241
        ------------------------------------------------------------------

For fiscal 2000, these amounts are reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)


The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal years ended August 31:


        ------------------------------------------------------------------
        2000                     1999                 1998
        ------------------------------------------------------------------
                                 $64,379              $26,340
        ------------------------------------------------------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

----------

(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of each fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:

                                     ($000)
                              --------------------

The Bond Market Fund normally does not pay a stated brokerage commission on transactions. _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.


                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.


With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.


Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.


International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.


The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              P(1+T)^n = ERV

              where:  P =   a hypothetical initial payment of $1,000

                      T =   average annual total return

                      n =   number of years

                      ERV = ending redeemable value of a $1,000 payment
                            made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


          ------------------------------------------------------------
           One Year Ending               Inception to
           August 31, 2000               August 31, 2000(1)
          ------------------------------------------------------------

          ------------------------------------------------------------


Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

             YIELD = 2[(((a-b)/Cd) + 1)^6-1]

             where:  A =     dividends and interests earned during the period

                     B =     expenses accrued for the period (net of
                             reimbursements);
                     C = average daily number of shares outstanding during the period that were entitled to receive dividends; and
                     D = the maximum offering price per share on the last day of the period.


The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

The current 30-day yield (annualized) for the fund for the period ended August 31, 2000 was __________%.

----------

(1) Periods less than one fiscal year are not annualized. The fund commenced operations on February 7, 1996.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            o     Leading market positions in well-established industries.

            o     High rates of return on funds employed.

            o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

      F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

      F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff and Phelps, Inc. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

      Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

o Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

o Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

o Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

o Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, Inc. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

      A1+--Obligations supported by the highest capacity for timely repayment.

      A1--Obligations supported by a very strong capacity for timely repayment.

      A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

      B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

      D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                              EMERGING MARKETS FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES........................7
   INVESTMENT RISKS...........................................................10
   INVESTMENT RESTRICTIONS....................................................10
   TEMPORARY DEFENSIVE POSITION...............................................12
   PORTFOLIO TURNOVER.........................................................12

MANAGEMENT OF THE FUND........................................................13

   BOARD OF TRUSTEES AND OFFICERS.............................................13
   COMPENSATION...............................................................15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................16

INVESTMENT ADVISORY AND OTHER SERVICES........................................17

   ADVISOR....................................................................17
   ADMINISTRATOR..............................................................17
   CUSTODIAN AND TRANSFER AGENT...............................................18
   DISTRIBUTOR................................................................19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................19
   INDEPENDENT ACCOUNTANTS....................................................20
   LEGAL COUNSEL..............................................................20

BROKERAGE PRACTICES AND COMMISSIONS...........................................21

PRICING OF FUND SHARES........................................................22

TAXES.........................................................................23

CALCULATION OF PERFORMANCE DATA...............................................24

ADDITIONAL INFORMATION........................................................25

   SHAREHOLDER MEETINGS.......................................................25
   CAPITALIZATION AND VOTING..................................................25
   FEDERAL LAW AFFECTING STATE STREET.........................................25
   PROXY VOTING POLICY........................................................25

FINANCIAL STATEMENTS..........................................................25

APPENDIX - DESCRIPTION OF SECURITIES RATINGS..................................26

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its fundamental investment objective and restrictions, the fund may invest in the following instruments and utilize the following investment techniques:

Warrants. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.


Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions

--------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


Special Situations and Illiquid Securities. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Interest Rate Swaps. The fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities it anticipates purchasing at a later date. The fund intends to use these transactions as a hedge and not as a speculative investment.


The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an advisor using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared to what it would have been if this investment technique was not used.

A fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the funds are contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund contractually entitled to receive. Since interest rate swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.


Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.



American Depository Receipts (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


Foreign Currency. The funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Emerging Markets and Active International Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The funds may not hedge their positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 10% of the value of its assets committed to such contracts. No fund will enter into a forward contract with a term of more than one year.


Risks of Foreign Currency. The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. The fund attempts to buy and sell foreign currencies on favorable terms. Price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country.

Convertible Securities. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


Debt Securities. The fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. Other debt will typically represent less than 5% of the fund's assets. The fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."


Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.


Restrictions on OTC Options. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.


Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.


The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of differentiations, exchange control regulations and indigenous economic and political developments.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:


      1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

      2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

      3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

      4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, emerging markets governments, their agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

      5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.


      6. Purchase or sell commodities or commodity futures contracts or option on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.


      7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

      8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

      9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
            (ii) entering into repurchase transactions.

      10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

      11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options. 12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

      14. Make investments for the purpose of gaining control of an issuer's management.

      15. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the fund's net assets. Included in such amount, but not to exceed 2% of the value of the fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.


PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

In addition, the fund trades more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for the fund. However, the fund does not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

The portfolio turnover rate for the fund for each of the fiscal years ended August 31 was:


        -----------------------------------------------------------------
        2000                   1999                 1998
        -----------------------------------------------------------------
                               39.64%               38.94%
        -----------------------------------------------------------------

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with        Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                   Trustee (Interested     o   Vice Chairman, Frank Russell Company;
909 A Street                       Person of the SSgA
Tacoma, WA  98402                  funds as defined in     o   Chairman of the Board and Chief Executive Officer,
Age 61                             the 1940 Act),              Frank Russell Investment Management Company and Russell
                                   Chairman of the             Fund Distributors, Inc.;
                                   Board and President
                                                           o   Chairman of the Board, Frank Russell Trust Company;

                                                           o   Trustee, President and Chief Executive Officer, Frank
                                                               Russell Investment Company and Russell Insurance Funds;
                                                               and

                                                           o   Director, Russell Insurance Agency, Inc., Frank Russell
                                                               Investments (Ireland) Limited, Frank Russell Investment
                                                               Company plc; Frank Russell Institutional Funds plc, Frank
                                                               Russell Qualifying Investor Fund, and Frank Russell
                                                               Investments (Cayman) Ltd.

--------------------------------------------------------------------------------------------------------------------------
William L. Marshall                 Trustee                o   Chief Executive Officer and President, Wm. L.
33 West Court Street                                           Marshall Associates, Inc. (a registered investment
Doylestown, PA 18901                                           advisor and provider of financial and related consulting
Age 58                                                         services);

                                                           o   Certified Financial Planner and Member, Institute of
                                                               Certified Financial Planners;

                                                           o   Member, Registry of Financial Planning Practitioners
                                                               and Advisory Committee, International Association for
                                                               Financial Planning Broker-Dealer Program;

                                                           o   Registered Representative for Securities with FSC
                                                               Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich                Trustee                o   September 2000 to Present, Global Head of Structured
522 5th Avenue                                                 Real Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                     o   January 2000 to September 2000, Managing Director,
                                                               HSBC Securities (USA) Inc.

                                                           o   From 1998 to 2000, President, Key Global Capital,
                                                               Inc.;

                                                           o   From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                               (law firm); and

                                                           o   From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                               Gesmer (law firm).

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with        Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                   Trustee                 o   Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                   Trustee                 o   President and Chief Executive Officer, Blue
3350 Peachtree Road, N.E.                                      Cross/Blue Shield of Georgia.
Atlanta, GA  30326
Age 55

--------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                     Trustee                 o   Consultant, Computer Simulation, General Electric
26 Round Top Road                                              Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                      Trustee                 o   President and Director, Zink & Triest Co., Inc.
111 Commerce Drive                                             (dealer in vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                     o   Director, Executive Vice President, A.M. Todd Group,
                                                               Inc. and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------------------
J. David Griswold                  Vice President and      o   Assistant Secretary and Associate General Counsel,
909 A Street                       Secretary                   Frank Russell Investment Management Company, Frank
Tacoma, WA  98402                                              Russell Capital Inc., Frank Russell Company and Frank
Age 43                                                         Russell Investments (Delaware), Inc.;

                                                           o   President and Associate General Counsel, Russell Fund
                                                               Distributors, Inc.

                                                           o   Director, Secretary and Associate General Counsel,
                                                               Frank Russell Securities, Inc.;

                                                           o   Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                    Treasurer and           o   Director - Funds Administration, Frank Russell
909 A Street                       Principal Accounting        Investment Management Company and Frank Russell Trust
Tacoma, WA  98402                  Officer                     Company; and
Age 37
                                                           o   Treasurer and Chief Accounting Officer, Frank Russell
                                                               Investment Company and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                      Assistant Treasurer     o   Manager, Fund Administration, Frank Russell
909 A Street                                                   Investment Management Company; and
Tacoma, WA  98402
Age 35                                                     o   Assistant Treasurer, Frank Russell Investment Company
                                                               and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                    Assistant Secretary    o   Associate General Counsel and Assistant Secretary,
909 A Street                                                   Frank Russell Company, Frank Russell Investment
Tacoma, WA  98402                                              Management Company, Frank Russell Trust Company, Frank
Age 36                                                         Russell Investment Company, Russell Insurance Funds, and
                                                               Russell Insurance Agency.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with        Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                  Assistant Secretary     o   Senior Paralegal and Assistant Secretary, Frank
909 A Street                                                   Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                              Company, Frank Russell Securities, Inc., Russell Fund
Age 35                                                         Distributors, Inc., Frank Russell Capital Inc., Frank
                                                               Russell International Services Company Inc., Russell Real
                                                               Estate Advisors Inc. and A Street Investment Associates,
                                                               Inc.
--------------------------------------------------------------------------------------------------------------------------


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
 Name of SSgA Fund                        Amount of Total Annual Trustee
                                          Compensation (Including Out of
                                          Pocket Expenses) Attributable to
                                          Each Fund For the Fiscal Year
                                          Ended August 31, 2000
--------------------------------------------------------------------------------
 Money Market
--------------------------------------------------------------------------------
 US Government Money Market
--------------------------------------------------------------------------------
 Matrix Equity
--------------------------------------------------------------------------------
 S&P 500 Index
--------------------------------------------------------------------------------
 Small Cap
--------------------------------------------------------------------------------
 Yield Plus
--------------------------------------------------------------------------------
 Bond Market
--------------------------------------------------------------------------------
 Emerging Markets
--------------------------------------------------------------------------------
 US Treasury Money Market
--------------------------------------------------------------------------------
 Growth & Income
--------------------------------------------------------------------------------
 Intermediate
--------------------------------------------------------------------------------
 Prime Money Market
--------------------------------------------------------------------------------
 Tax Free Money Market
--------------------------------------------------------------------------------
 Active International
--------------------------------------------------------------------------------
 International Growth Opportunities
--------------------------------------------------------------------------------
 Tuckerman Active REIT
--------------------------------------------------------------------------------
 High Yield Bond
--------------------------------------------------------------------------------
 Special Equity
--------------------------------------------------------------------------------
 Aggressive Equity
--------------------------------------------------------------------------------
 IAM SHARES
--------------------------------------------------------------------------------
 Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
 All Life Solutions Funds                                     0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

----------
(1)   The fund did not operate a full year during fiscal 2000.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


        -----------------------------------------------------------------
        2000                   1999                 1998
        -----------------------------------------------------------------
                               $2,037,694           $1,655,030
        -----------------------------------------------------------------

Effective November 1, 1995, the Advisor voluntarily agreed to reimburse the fund for all expenses in excess of 1.25% of average daily net assets. The Advisor has contractually agreed to this reimbursement through December 31, 2002. This reimbursement amounted to $_______________ in fiscal 2000, $243,835 in fiscal 1999 and $342,890 in fiscal 1998.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


        -----------------------------------------------------------------
        2000                   1999                 1998
        -----------------------------------------------------------------
                               $187,953             $175,204
        -----------------------------------------------------------------


CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset

----------

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any

Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to the Distributor for the fiscal years ended August 31:


        -----------------------------------------------------------------
        2000                   1999                 1998
        -----------------------------------------------------------------
                               $231,395             $243,326
        -----------------------------------------------------------------

For fiscal 2000, these amounts are reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)


Under the Plan, each fund and/or the Distributor may also enter into agreements ("Service Agreements") with financial institutions, which may include Advisor ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations.

The fund accrued expenses in the following amount to Advisor under a Service Agreement pursuant to Rule 12b-1 for the fiscal years ended August 31:


        -----------------------------------------------------------------
        2000                   1999                 1998
        -----------------------------------------------------------------
                               $83,019              $79,828
        -----------------------------------------------------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.




LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

----------


(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.


The fund paid the following brokerage commissions for the fiscal years ended August 31:


        -----------------------------------------------------------------
        2000                   1999                 1998
        -----------------------------------------------------------------
                               $627,264             $842,128
        -----------------------------------------------------------------


The principal reasons for changes in the fund's brokerage commissions for the three years were: (1) changes in fund asset size; and (2) changes in market conditions.

The fund has not paid commissions to an affiliated broker-dealer for the fiscal years ended August 31, 1998 and 1999. _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:

                          Securities           Commissions
                            ($000)                ($000)
                     -----------------------------------------


                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.


With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.


International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.


The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2000, the fund had net tax basis capital loss carryovers of $_________ and $___________, which may be applied against any realized net taxable gains in each year or until their expiration dates of August 31, ____, and August 31, ____, respectively. As permitted by tax regulations, the fund intends to defer a net realized capital loss of $4,775,701 incurred from November 1, 1998 to August 31, 1999, and treat it as arising in the fiscal year 2000.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

            where:  P =   a hypothetical initial payment of $1,000

                    T =   average annual total return

                    n =   number of years

                    ERV = ending redeemable value of a $1,000
                          payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


           --------------------------------------------
           One Year Ending          Inception to
           August 31, 2000          August 31, 2000(1)
           --------------------------------------------

           --------------------------------------------

----------
(1) Periods less than one year are not annualized. The Fund commenced operations on March 1, 1994.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

Long-Term Corporation and Tax-Exempt Debt Ratings

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

Tax-Exempt Note Ratings

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             GROWTH AND INCOME FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES........................6
   INVESTMENT RESTRICTIONS.....................................................9
   TEMPORARY DEFENSIVE POSITION...............................................10
   PORTFOLIO TURNOVER.........................................................10

MANAGEMENT OF THE FUND........................................................11

   BOARD OF TRUSTEES AND OFFICERS.............................................11
   COMPENSATION...............................................................13
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................14

INVESTMENT ADVISORY AND OTHER SERVICES........................................15

   ADVISOR....................................................................15
   ADMINISTRATOR..............................................................15
   CUSTODIAN AND TRANSFER AGENT...............................................16
   DISTRIBUTOR................................................................17
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................17
   INDEPENDENT ACCOUNTANTS....................................................18
   LEGAL COUNSEL..............................................................18

BROKERAGE PRACTICES AND COMMISSIONS...........................................18

PRICING OF FUND SHARES........................................................20

TAXES.........................................................................21

CALCULATION OF PERFORMANCE DATA...............................................22

ADDITIONAL INFORMATION........................................................22

   SHAREHOLDER MEETINGS.......................................................22
   CAPITALIZATION AND VOTING..................................................23
   FEDERAL LAW AFFECTING STATE STREET.........................................23
   PROXY VOTING POLICY........................................................23

FINANCIAL STATEMENTS..........................................................23

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


--------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Illiquid Securities. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


Warrants. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

American Depository Receipts (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.



Convertible Securities. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

The S&P 500 Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities

(including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."


Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.


Restrictions on OTC Options. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.


Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.


The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. The fund will not:


      1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.


      2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

      3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

      4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

      5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into "repurchase agreements." The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

      6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

      7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.


      9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.


      10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

      11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

      12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.


      14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

      15. Make investments for the purpose of gaining control of an issuer's management.

      16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.


PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.


The portfolio turnover rates for the fund for the fiscal years ended August 31 were:

        ----------------------------------------------------------------
         2000                  1999                 1998
        ----------------------------------------------------------------
                               72.27%               66.44%
        ----------------------------------------------------------------

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with        Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                   Trustee (Interested     o   Vice Chairman, Frank Russell Company;
909 A Street                       Person of the SSgA
Tacoma, WA  98402                  funds as defined in     o   Chairman of the Board and Chief Executive Officer,
Age 61                             the 1940 Act),              Frank Russell Investment Management Company and Russell
                                   Chairman of the             Fund Distributors, Inc.;
                                   Board and President
                                                           o   Chairman of the Board, Frank Russell Trust Company;

                                                           o   Trustee, President and Chief Executive Officer, Frank
                                                               Russell Investment Company and Russell Insurance Funds;
                                                               and

                                                           o   Director, Russell Insurance Agency, Inc., Frank Russell
                                                               Investments (Ireland) Limited, Frank Russell Investment
                                                               Company plc; Frank Russell Institutional Funds plc, Frank
                                                               Russell Qualifying Investor Fund, and Frank Russell
                                                               Investments (Cayman) Ltd.

--------------------------------------------------------------------------------------------------------------------------
William L. Marshall                 Trustee                o   Chief Executive Officer and President, Wm. L.
33 West Court Street                                           Marshall Associates, Inc. (a registered investment
Doylestown, PA 18901                                           advisor and provider of financial and related consulting
Age 58                                                         services);

                                                           o   Certified Financial Planner and Member, Institute of
                                                               Certified Financial Planners;

                                                           o   Member, Registry of Financial Planning Practitioners
                                                               and Advisory Committee, International Association for
                                                               Financial Planning Broker-Dealer Program;

                                                           o   Registered Representative for Securities with FSC
                                                               Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich                Trustee                o   September 2000 to Present, Global Head of Structured
522 5th Avenue                                                 Real Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                     o   January 2000 to September 2000, Managing Director,
                                                               HSBC Securities (USA) Inc.

                                                           o   From 1998 to 2000, President, Key Global Capital,
                                                               Inc.;

                                                           o   From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                               (law firm); and

                                                           o   From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                               Gesmer (law firm).

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with        Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                   Trustee                 o   Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                   Trustee                 o   President and Chief Executive Officer, Blue
3350 Peachtree Road, N.E.                                      Cross/Blue Shield of Georgia.
Atlanta, GA  30326
Age 55

--------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                     Trustee                 o   Consultant, Computer Simulation, General Electric
26 Round Top Road                                              Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                      Trustee                 o   President and Director, Zink & Triest Co., Inc.
111 Commerce Drive                                             (dealer in vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                     o   Director, Executive Vice President, A.M. Todd Group,
                                                               Inc. and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------------------
J. David Griswold                  Vice President and      o   Assistant Secretary and Associate General Counsel,
909 A Street                       Secretary                   Frank Russell Investment Management Company, Frank
Tacoma, WA  98402                                              Russell Capital Inc., Frank Russell Company and Frank
Age 43                                                         Russell Investments (Delaware), Inc.;

                                                           o   President and Associate General Counsel, Russell Fund
                                                               Distributors, Inc.

                                                           o   Director, Secretary and Associate General Counsel,
                                                               Frank Russell Securities, Inc.;

                                                           o   Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                    Treasurer and           o   Director - Funds Administration, Frank Russell
909 A Street                       Principal Accounting        Investment Management Company and Frank Russell Trust
Tacoma, WA  98402                  Officer                     Company; and
Age 37
                                                           o   Treasurer and Chief Accounting Officer, Frank Russell
                                                               Investment Company and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                      Assistant Treasurer     o   Manager, Fund Administration, Frank Russell
909 A Street                                                   Investment Management Company; and
Tacoma, WA  98402
Age 35                                                     o   Assistant Treasurer, Frank Russell Investment Company
                                                               and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                   Assistant Secretary     o   Associate General Counsel and Assistant Secretary,
909 A Street                                                   Frank Russell Company, Frank Russell Investment
Tacoma, WA  98402                                              Management Company, Frank Russell Trust Company, Frank
Age 36                                                         Russell Investment Company, Russell Insurance Funds, and
                                                               Russell Insurance Agency.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with        Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                  Assistant Secretary     o   Senior Paralegal and Assistant Secretary, Frank
909 A Street                                                   Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                              Company, Frank Russell Securities, Inc., Russell Fund
Age 35                                                         Distributors, Inc., Frank Russell Capital Inc., Frank
                                                               Russell International Services Company Inc., Russell Real
                                                               Estate Advisors Inc. and A Street Investment Associates,
                                                               Inc.
--------------------------------------------------------------------------------------------------------------------------


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
 Name of SSgA Fund                        Amount of Total Annual Trustee
                                          Compensation (Including Out of
                                          Pocket Expenses) Attributable to
                                          Each Fund For the Fiscal Year
                                          Ended August 31, 2000
--------------------------------------------------------------------------------
 Money Market
--------------------------------------------------------------------------------
 US Government Money Market
--------------------------------------------------------------------------------
 Matrix Equity
--------------------------------------------------------------------------------
 S&P 500 Index
--------------------------------------------------------------------------------
 Small Cap
--------------------------------------------------------------------------------
 Yield Plus
--------------------------------------------------------------------------------
 Bond Market
--------------------------------------------------------------------------------
 Emerging Markets
--------------------------------------------------------------------------------
 US Treasury Money Market
--------------------------------------------------------------------------------
 Growth & Income
--------------------------------------------------------------------------------
 Intermediate
--------------------------------------------------------------------------------
 Prime Money Market
--------------------------------------------------------------------------------
 Tax Free Money Market
--------------------------------------------------------------------------------
 Active International
--------------------------------------------------------------------------------
 International Growth Opportunities
--------------------------------------------------------------------------------
 Tuckerman Active REIT
--------------------------------------------------------------------------------
 High Yield Bond
--------------------------------------------------------------------------------
 Special Equity
--------------------------------------------------------------------------------
 Aggressive Equity
--------------------------------------------------------------------------------
 IAM SHARES
--------------------------------------------------------------------------------
 Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
 All Life Solutions Funds                                     0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:






----------
(1)   The fund did not operate a full year during fiscal 2000.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


        ----------------------------------------------------------------
         2000                  1999                 1998
        ----------------------------------------------------------------
                               $1,944,399           $841,720
        ----------------------------------------------------------------

Advisor voluntarily agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to $_______________ in fiscal 2000, $162,624 in fiscal 1999 and $189,990 in fiscal
1998. The Advisor has contractually agreed to this reimbursement through December 31, 2002.

ADMINISTRATOR


Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


        ----------------------------------------------------------------
         2000                  1999                 1998
        ----------------------------------------------------------------
                               $71,293              $29,989
        ----------------------------------------------------------------


CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account

----------

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to Distributor for the fiscal years ended August 31:


        ----------------------------------------------------------------
         2000                  1999                 1998
        ----------------------------------------------------------------
                               $145,722             $50,316
        ----------------------------------------------------------------

For fiscal 2000, these amounts are reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)


The fund accrued expenses to State Street, as Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal years ended August 31:


        ----------------------------------------------------------------
         2000                  1999                 1998
        ----------------------------------------------------------------
                               $202,467             $73,390
        ----------------------------------------------------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of each fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

----------

(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.


The brokerage commissions paid by the fund for the fiscal years ended August 31:


        ----------------------------------------------------------------
         2000                  1999                 1998
        ----------------------------------------------------------------
                               $288,787             $131,302
        ----------------------------------------------------------------


The principal reasons for changes in the fund's brokerage commissions for the three years were: (1) changes in fund asset size; and (2) changes in market conditions.


Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer for fiscal 2000 were $_________. Of that amount, the percentage of affiliated brokerage to total brokerage for the fund was ___%. _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.

The percentage of total affiliated transactions (relating to trading activity) to total transactions for the fund was ___% for fiscal 2000.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:

                        Securities           Commissions
                          ($000)                ($000)
                   -----------------------------------------


                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.


With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.


International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.


The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

            where:  P =    a hypothetical initial payment of $1,000

                    T =    average annual total return

                    n =    number of years

                    ERV =  ending redeemable value of a $1,000
                           payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


The average annual total return for the fund is as follows:

   -----------------------------------------------------------------------
    One Year Ending           Five Years Ending        Inception to
    August 31, 2000           August 31, 2000          August 31, 2000(1)
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


----------
(1) Periods less than one year are not annualized. The Fund commenced operations on September 1, 1993.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                              HIGH YIELD BOND FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   RISK FACTORS - LOWER RATED DEBT SECURITIES..................................7
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES........................8
   INVESTMENT RESTRICTIONS....................................................12
   TEMPORARY DEFENSIVE POSITION...............................................12
   PORTFOLIO TURNOVER.........................................................13

MANAGEMENT OF THE FUND........................................................13

   BOARD OF TRUSTEES AND OFFICERS.............................................13
   COMPENSATION...............................................................16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................16

INVESTMENT ADVISORY AND OTHER SERVICES........................................17

   ADVISOR....................................................................17
   ADMINISTRATOR..............................................................17
   CUSTODIAN AND TRANSFER AGENT...............................................19
   DISTRIBUTOR................................................................19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................19
   INDEPENDENT ACCOUNTANTS....................................................20
   LEGAL COUNSEL..............................................................21

BROKERAGE PRACTICES AND COMMISSIONS...........................................21

PRICING OF FUND SHARES........................................................22

TAXES.........................................................................22

CALCULATION OF PERFORMANCE DATA...............................................23

ADDITIONAL INFORMATION........................................................24

   SHAREHOLDER MEETINGS.......................................................24
   CAPITALIZATION AND VOTING..................................................24
   FEDERAL LAW AFFECTING STATE STREET.........................................25
   PROXY VOTING POLICY........................................................25

FINANCIAL STATEMENTS..........................................................25

APPENDIX- DESCRIPTION OF SECURITIES RATINGS...................................26

   RATINGS OF DEBT INSTRUMENTS................................................26
   RATINGS OF COMMERCIAL PAPER................................................27

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


High Risk, High Yield Bonds. The fund will invest in high risk, high yield bonds. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.


Bonds rated below BBB by S&P (BB, B, CCC, CC and C) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and D the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. Please see "Risk Factors - Lower Rated Debt Securities" in this SAI.

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.


Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the

--------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

Variable and Floating Rate Securities. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions or (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.


The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.


Mortgage-Related Securities. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

      1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

      2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

      3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.


Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


Zero Coupon Securities. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.


Because the funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.


Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

Lehman Brothers High Yield Bond Index. The High Yield Bond Fund will measure its performance against the Lehman Brothers High Yield Bond Index (the "Index"). The duration of the Index as of August 31, 1998 was 4.8 years. The Index includes fixed rate, public nonconvertible, noninvestment-grade issues registered with the SEC that are rated Ba1 or lower by Moody's Investors Service ("Moody's"). If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's Rating Group (S&P"), or by Fitch's Investors Service ("Fitch") if an S&P rating is unavailable. A small number of unrated bonds is included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

RISK FACTORS - LOWER RATED DEBT SECURITIES


The growth of the market for lower rated debt securities has paralleled a long period of economic expansion. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities may be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of the fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the fund was investing only in investment grade securities.

The fund's Advisor may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Please see the Appendix for a description of securities ratings.




Convertible Securities. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Foreign Currency Transactions. The fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. The fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the fund to lose the premium it paid and its transaction costs.


Special Situations and Illiquid Securities. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.


Hedging Foreign Currency Risk. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

The fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. The fund will not enter into a position hedging commitment if, as a result thereof, the fund would have more than 10% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than one year.

In addition to the forward exchange contracts, the fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks.





Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on futures exchanges. The fund will not speculate in foreign security or currency options or futures or related options. The fund will not hedge a currency substantially in excess of: (1) the market value of securities denominated in such currency that the fund has committed to purchase or anticipates purchasing; or (2) in the case of securities that have been sold by the fund but not yet delivered, the proceeds thereof in their denominated currency. The fund will not incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.


Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."


Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.


Restrictions on OTC Options. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.


Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.


The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions, restrictions 1 through 7 are fundamental and restrictions 8 and 9 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:


      1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.


      2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

      3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

      4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

      5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

      6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.


      7. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.


      8. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.


      9. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.


PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.


The portfolio turnover rate for the fund for the fiscal years ended August 31 was:

       -----------------------------------------------------------------
        2000                   1999                 1998*
       -----------------------------------------------------------------
                               234.31%              173.64%
       -----------------------------------------------------------------

* For the period May 5, 1998 (commencement of operations) to August 31, 1998 (annualized).




                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

-------------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with           Principal Occupation(s) During Past 5 Years
                                   SSgA funds

-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                   Trustee (Interested        o   Vice Chairman, Frank Russell Company;
909 A Street                       Person of the SSgA
Tacoma, WA  98402                  funds as defined in        o   Chairman of the Board and Chief Executive Officer,
Age 61                             the 1940 Act),                 Frank Russell Investment Management Company and Russell
                                   Chairman of the Board          Fund Distributors, Inc.;
                                   and President
                                                              o   Chairman of the Board, Frank Russell Trust Company;

                                                              o   Trustee, President and Chief Executive Officer, Frank
                                                                  Russell Investment Company and Russell Insurance Funds; and

                                                              o   Director, Russell Insurance Agency, Inc., Frank Russell
                                                                  Investments (Ireland) Limited, Frank Russell Investment
                                                                  Company plc; Frank Russell Institutional Funds plc, Frank
                                                                  Russell Qualifying Investor Fund, and Frank Russell
                                                                  Investments (Cayman) Ltd.

-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall                Trustee                    o   Chief Executive Officer and President, Wm. L. Marshall
33 West Court Street                                              Associates, Inc. (a registered investment advisor and
Doylestown, PA 18901                                              provider of financial and related consulting services);
Age 58
                                                              o   Certified Financial Planner and Member, Institute of
                                                                  Certified Financial Planners;

                                                              o   Member, Registry of Financial Planning Practitioners
                                                                  and Advisory Committee, International Association for
                                                                  Financial Planning Broker-Dealer Program;

                                                              o   Registered Representative for Securities with FSC
                                                                  Securities Corp., Marietta, Georgia.

-------------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich               Trustee                    o   September 2000 to Present, Global Head of Structured
522 5th Avenue                                                    Real Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                        o   January 2000 to September 2000, Managing Director, HSBC
                                                                  Securities (USA) Inc.

                                                              o   From 1998 to 2000, President, Key Global Capital,
                                                                  Inc.;

                                                              o   From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                                  (law firm); and

                                                              o   From 1994 to 1997, Partner, Brown, Rudnick, Freed & Gesmer
                                                                  (law firm).

-------------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                   Trustee                    o   Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

-------------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                   Trustee                    o   President and Chief Executive Officer, Blue Cross/Blue
3350 Peachtree Road, N.E.                                         Shield of Georgia.
Atlanta, GA  30326
Age 55

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with           Principal Occupation(s) During Past 5 Years
                                   SSgA funds

-------------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                     Trustee                    o   Consultant, Computer Simulation, General Electric
26 Round Top Road                                                 Industrial Control Systems.
Boxford, MA  01921
Age 57

-------------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                      Trustee                    o   President and Director, Zink & Triest Co., Inc. (dealer
111 Commerce Drive                                                in vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                        o   Director, Executive Vice President, A.M. Todd Group,
                                                                  Inc. and Flavorite Laboratories.

-------------------------------------------------------------------------------------------------------------------------------
J. David Griswold                  Vice President and         o   Assistant Secretary and Associate General Counsel,
909 A Street                       Secretary                      Frank Russell Investment Management Company, Frank Russell
Tacoma, WA  98402                                                 Capital Inc., Frank Russell Company and Frank Russell
Age 43                                                            Investments (Delaware), Inc.;

                                                              o   President and Associate General Counsel, Russell Fund
                                                                  Distributors, Inc.

                                                              o   Director, Secretary and Associate General Counsel,
                                                                  Frank Russell Securities, Inc.;

                                                              o   Secretary, Frank Russell Canada Limited/Limitee.

-------------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                    Treasurer and              o   Director - Funds Administration, Frank Russell
909 A Street                       Principal Accounting           Investment Management Company and Frank Russell Trust
Tacoma, WA  98402                  Officer                        Company; and
Age 37
                                                              o   Treasurer and Chief Accounting Officer, Frank Russell
                                                                  Investment Company and Russell Insurance Funds.

-------------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                      Assistant Treasurer        o   Manager, Fund Administration, Frank Russell Investment
909 A Street                                                      Management Company; and
Tacoma, WA  98402
Age 35                                                        o   Assistant Treasurer, Frank Russell Investment Company
                                                                  and Russell Insurance Funds.

-------------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                   Assistant Secretary        o   Associate General Counsel and Assistant Secretary,
909 A Street                                                      Frank Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                                 Company, Frank Russell Trust Company, Frank Russell
Age 36                                                            Investment Company, Russell Insurance Funds, and Russell
                                                                  Insurance Agency.

-------------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                  Assistant Secretary        o   Senior Paralegal and Assistant Secretary, Frank Russell
909 A Street                                                      Company, Frank Russell Investment Management Company, Frank
Tacoma, WA  98402                                                 Russell Securities, Inc., Russell Fund Distributors, Inc.,
Age 35                                                            Frank Russell Capital Inc., Frank Russell International
                                                                  Services Company Inc., Russell Real Estate Advisors Inc.
                                                                  and A Street Investment Associates, Inc.
-------------------------------------------------------------------------------------------------------------------------------

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.





--------------------------------------------------------------------------------
 Name of SSgA Fund                        Amount of Total Annual Trustee
                                          Compensation (Including Out of
                                          Pocket Expenses) Attributable to
                                          Each Fund For the Fiscal Year
                                          Ended August 31, 2000
--------------------------------------------------------------------------------
 Money Market
--------------------------------------------------------------------------------
 US Government Money Market
--------------------------------------------------------------------------------
 Matrix Equity
--------------------------------------------------------------------------------
 S&P 500 Index
--------------------------------------------------------------------------------
 Small Cap
--------------------------------------------------------------------------------
 Yield Plus
--------------------------------------------------------------------------------
 Bond Market
--------------------------------------------------------------------------------
 Emerging Markets
--------------------------------------------------------------------------------
 US Treasury Money Market
--------------------------------------------------------------------------------
 Growth & Income
--------------------------------------------------------------------------------
 Intermediate
--------------------------------------------------------------------------------
 Prime Money Market
--------------------------------------------------------------------------------
 Tax Free Money Market
--------------------------------------------------------------------------------
 Active International
--------------------------------------------------------------------------------
 International Growth Opportunities
--------------------------------------------------------------------------------
 Tuckerman Active REIT
--------------------------------------------------------------------------------
 High Yield Bond
--------------------------------------------------------------------------------
 Special Equity
--------------------------------------------------------------------------------
 Aggressive Equity
--------------------------------------------------------------------------------
 IAM SHARES
--------------------------------------------------------------------------------
 Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
 All Life Solutions Funds                                     0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and

----------
(1)   The fund did not operate a full year during fiscal 2000.

outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:




                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

       -----------------------------------------------------------------
        2000                   1999                 1998*
       -----------------------------------------------------------------
                               $63,113              $9,082
       -----------------------------------------------------------------

*For the period May 5, 1998 (commencement of operations) to August 31, 1998.

The Advisor reimbursed the Advisory fee of $_______________ in fiscal 2000, $45,278 in fiscal 1999 and $30,649 in fiscal 1998. The Advisor has contractually agreed to this reimbursement through December 31, 2002.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:

       -----------------------------------------------------------------
        2000                   1999                 1998*
       -----------------------------------------------------------------
                               $6,579               $912
       -----------------------------------------------------------------

*For the period May 5, 1998 (commencement of operations) to August 31, 1998.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations;

arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.




       -----------------------------------------------------------------
        2000                   1999                 1998*
       -----------------------------------------------------------------
                               $13,258              $858
       -----------------------------------------------------------------

*For the period May 5, 1998 (commencement of operations) to August 31, 1998

For fiscal 2000, these amounts are reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)

The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal years ended August 31:

       -----------------------------------------------------------------
        2000                   1999                 1998*
       -----------------------------------------------------------------
                               $4,821               $759
       -----------------------------------------------------------------

*For the period May 5, 1998 (commencement of operations) to August 31, 1998.


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of each fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by regular broker dealers of the fund, as defined by Rule 10b-10 of the 1940 Act. However, no securities of such broker-dealers were held as of August 31, 2000. _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000. [FRIMCO TO CONFIRM] The High Yield Bond Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.


With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.


Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.


International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.


The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.


Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

            where:  P =   a hypothetical initial payment of $1,000

                    T =   average annual total return

                    n =   number of years

                    ERV = ending redeemable value of a $1,000
                          payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[(((a-b)/Cd) + 1)^6-1]

          where:  A =   dividends and interests earned during the period

                  B =   expenses accrued for the period (net of reimbursements);

                  C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                  D = the maximum offering price per share on the last day of the period.


The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

The current 30-day yield (annualized) for the fund for the period ended August 31, 2000 was ______%.


The average annual total return for the fund is as follows:


           ----------------------------------------------------------
           One Year Ending               Inception to
           August 31, 2000               August 31, 2000(1)
           ----------------------------------------------------------

           ----------------------------------------------------------


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the



----------
(1) Periods less than one year are not annualized. The fund commenced operations on May 1, 1998.

Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX- DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

      Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

      B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

      CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

      C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

      D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

o Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o     High rates of return on funds employed.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

o Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

o Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

o Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

      F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

      F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff and Phelps, Inc. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

      Duff 1+ -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

      Duff 1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      Good Grade. Duff 2 -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      Satisfactory Grade. Duff 3 -- Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      Non-Investment Grade. Duff 4 -- Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      Default. Duff 5 -- Issuer failed to meet scheduled principal and/or interest payments.

IBCA, Inc. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

      A1+ -- Obligations supported by the highest capacity for timely repayment.

      A1 -- Obligations supported by a very strong capacity for timely repayment.

      A2 -- Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      B1 -- Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

      B2 -- Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C1 -- Obligations for which there is an inadequate capacity to ensure timely repayment.

      D1 -- Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                       STATEMENT OF ADDITIONAL INFORMATION

                                 IAM SHARES FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES........................5
   INVESTMENT RISKS............................................................6
   INVESTMENT RESTRICTIONS.....................................................7
   TEMPORARY DEFENSIVE POSITION................................................8
   PORTFOLIO TURNOVER..........................................................8

MANAGEMENT OF THE FUND.........................................................9

   BOARD OF TRUSTEES AND OFFICERS..............................................9
   COMPENSATION...............................................................11
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................12

INVESTMENT ADVISORY AND OTHER SERVICES........................................13

   ADVISOR....................................................................13
   ADMINISTRATOR..............................................................13
   CUSTODIAN AND TRANSFER AGENT...............................................14
   DISTRIBUTOR................................................................15
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................15
   INDEPENDENT ACCOUNTANTS....................................................16
   LEGAL COUNSEL..............................................................16

BROKERAGE PRACTICES AND COMMISSIONS...........................................16

PRICING OF FUND SHARES........................................................18

TAXES.........................................................................19

CALCULATION OF PERFORMANCE DATA...............................................20

ADDITIONAL INFORMATION........................................................20

   SHAREHOLDER MEETINGS.......................................................20
   CAPITALIZATION AND VOTING..................................................20
   FEDERAL LAW AFFECTING STATE STREET.........................................21
   PROXY VOTING POLICY........................................................21

FINANCIAL STATEMENTS..........................................................21

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

Warrants. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

American Depository Receipts (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.


The ADRs chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both.


Illiquid Securities. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

Convertible Securities. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.


Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."


Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

INVESTMENT RISKS


Optimization Model and Risk. The fund will utilize an optimization model to implement its investment strategy. Under normal market conditions, the fund will remain fully exposed to the equity markets at all times. As the equity market rises or declines, the fund is expected to do likewise. Therefore, there is the risk that investing in the fund could result in a loss of capital.

Foreign Investments. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls, and currency fluctuations during the settlement period.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and may be changed only with the approval of a majority of the shareholders of the fund. Restrictions 12 through 15 are nonfundamental and may be changed by the fund with the approval of the fund's board of trustees but without shareholder consent. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may (i) lend cash to any registered investment company or portfolio series for which the fund's Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder and (ii) lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.


6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.


7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the Investment Company Act of 1940 (1940 Act).

10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.


13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.


14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.


The portfolio turnover rate for the fund for each of the fiscal years ended August 31 was:

--------------------------------------------------------------------------------
2000                                   1999*
--------------------------------------------------------------------------------
                                        --
--------------------------------------------------------------------------------

*The portfolio turnover rate for the fund for the fiscal period ended August 31, 1999, was nominal due to the fund's short period of operation and is therefore not reported.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with       Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                   Trustee (Interested    o     Vice Chairman, Frank Russell Company;
909 A Street                       Person of the SSgA
Tacoma, WA  98402                  funds as defined in    o     Chairman of the Board and Chief Executive Officer, Frank
Age 61                             the 1940 Act),               Russell Investment Management Company and Russell Fund
                                   Chairman of the              Distributors, Inc.;
                                   Board and President
                                                          o     Chairman of the Board, Frank Russell Trust Company;

                                                          o     Trustee, President and Chief Executive Officer, Frank
                                                                Russell Investment Company and Russell Insurance Funds;
                                                                and

                                                          o     Director, Russell Insurance Agency, Inc., Frank Russell
                                                                Investments (Ireland) Limited, Frank Russell Investment
                                                                Company plc; Frank Russell Institutional Funds plc,
                                                                Frank Russell Qualifying Investor Fund, and Frank
                                                                Russell Investments (Cayman) Ltd.

--------------------------------------------------------------------------------------------------------------------------
William L. Marshall                Trustee                o     Chief Executive Officer and President, Wm. L. Marshall
33 West Court Street                                            Associates, Inc. (a registered investment advisor and
Doylestown, PA 18901                                            provider of financial and related consulting services);
Age 58
                                                          o     Certified Financial Planner and Member, Institute of
                                                                Certified Financial Planners;

                                                          o     Member, Registry of Financial Planning Practitioners and
                                                                Advisory Committee, International Association for
                                                                Financial Planning Broker-Dealer Program;

                                                          o     Registered Representative for Securities with FSC
                                                                Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich               Trustee                o     September 2000 to Present, Global Head of Structured
522 5th Avenue                                                  Real Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                    o     January 2000 to September 2000, Managing Director, HSBC
                                                                Securities (USA) Inc.

                                                          o     From 1998 to 2000, President, Key Global Capital, Inc.;

                                                          o     From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                                (law firm); and

                                                          o     From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                                Gesmer (law firm).

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                   Trustee                o     Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                   Trustee                o     President and Chief Executive Officer, Blue Cross/Blue
3350 Peachtree Road, N.E.                                       Shield of Georgia.
Atlanta, GA  30326
Age 55

--------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                     Trustee                o     Consultant, Computer Simulation, General Electric
26 Round Top Road                                               Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                      Trustee                o     President and Director, Zink & Triest Co., Inc. (dealer in
111 Commerce Drive                                              vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                    o     Director, Executive Vice President, A.M. Todd Group, Inc.
                                                                and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------------------
J. David Griswold                  Vice President and     o     Assistant Secretary and Associate General Counsel, Frank
909 A Street                       Secretary                    Russell Investment Management Company, Frank Russell
Tacoma, WA  98402                                               Capital Inc., Frank Russell Company and Frank Russell
Age 43                                                          Investments (Delaware), Inc.;

                                                          o     President and Associate General Counsel, Russell Fund
                                                                Distributors, Inc.

                                                          o     Director, Secretary and Associate General Counsel, Frank
                                                                Russell Securities, Inc.;

                                                          o     Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                    Treasurer and          o     Director - Funds Administration, Frank Russell Investment
909 A Street                       Principal Accounting         Management Company and Frank Russell Trust Company; and
Tacoma, WA  98402                  Officer
Age 37                                                    o     Treasurer and Chief Accounting Officer, Frank Russell
                                                                Investment Company and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                      Assistant Treasurer    o     Manager, Fund Administration, Frank Russell Investment
909 A Street                                                    Management Company; and
Tacoma, WA  98402
Age 35                                                    o     Assistant Treasurer, Frank Russell Investment Company and
                                                                Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                   Assistant Secretary    o     Associate General Counsel and Assistant Secretary, Frank
909 A Street                                                    Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                               Company, Frank Russell Trust Company, Frank Russell
Age 36                                                          Investment Company, Russell Insurance Funds, and Russell
                                                                Insurance Agency.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                  Assistant Secretary    o     Senior Paralegal and Assistant Secretary, Frank Russell
909 A Street                                                    Company, Frank Russell Investment Management Company,
Tacoma, WA  98402                                               Frank Russell Securities, Inc., Russell Fund Distributors,
Age 35                                                          Inc., Frank Russell Capital Inc., Frank Russell
                                                                International Services Company Inc., Russell Real Estate
                                                                Advisors Inc. and A Street Investment Associates, Inc.
--------------------------------------------------------------------------------------------------------------------------


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
Name of SSgA Fund                         Amount of Total Annual Trustee
                                          Compensation (Including Out of Pocket
                                          Expenses) Attributable to Each Fund
                                          For the Fiscal Year Ended August 31,
                                          2000
--------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------
US Government Money Market
--------------------------------------------------------------------------------
Matrix Equity
--------------------------------------------------------------------------------
S&P 500 Index
--------------------------------------------------------------------------------
Small Cap
--------------------------------------------------------------------------------
Yield Plus
--------------------------------------------------------------------------------
Bond Market
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------
US Treasury Money Market
--------------------------------------------------------------------------------
Growth & Income
--------------------------------------------------------------------------------
Intermediate
--------------------------------------------------------------------------------
Prime Money Market
--------------------------------------------------------------------------------
Tax Free Money Market
--------------------------------------------------------------------------------
Active International
--------------------------------------------------------------------------------
International Growth Opportunities
--------------------------------------------------------------------------------
Tuckerman Active REIT
--------------------------------------------------------------------------------
High Yield Bond
--------------------------------------------------------------------------------
Special Equity
--------------------------------------------------------------------------------
Aggressive Equity
--------------------------------------------------------------------------------
IAM SHARES
--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
All Life Solutions Funds                                     0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:





----------
(1)   The fund did not operate a full year during fiscal 2000.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                                      1999*
--------------------------------------------------------------------------------
                                          $35,669
--------------------------------------------------------------------------------

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                                       1999*
--------------------------------------------------------------------------------
                                           $3,115
--------------------------------------------------------------------------------

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.


CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to the Distributor for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                                       1999*
--------------------------------------------------------------------------------
                                           $2,703
--------------------------------------------------------------------------------

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.

For fiscal 2000, these amounts are reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)

Under the Plan, each fund and/or the Distributor may also enter into agreements ("Service Agreements") with financial institutions, which may include Advisor ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations.

The fund accrued expenses in the following amount to Advisor under a Service Agreement pursuant to Rule 12b-1 for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                                       1999*
--------------------------------------------------------------------------------
                                           $3,598
--------------------------------------------------------------------------------

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The total brokerage commissions paid by the fund amounted to the following for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                                       1999*
--------------------------------------------------------------------------------
                                           $58,368
--------------------------------------------------------------------------------

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.

Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                                       1999*
--------------------------------------------------------------------------------
                                           $28,756
--------------------------------------------------------------------------------

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.

_________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:


                                      Securities                     Commissions
                                         $000                           ($000)



                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.


With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.


Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.


International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

            where:  P =          a hypothetical initial payment of $1,000

                    T =          average annual total return

                    n =          number of years

                    ERV =        ending redeemable value of a $1,000
                                 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:




--------------------------------------------------------------------------------
One Year Ending                     Inception to
August 31, 2000                     August 31, 2000(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.


----------
(1) Periods less than one year are not annualized. The fund commenced operations on June 2, 1999.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

With respect to the SSgA IAM SHARES Fund, proxies are voted in accordance with AFL/CIO guidelines.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                INTERMEDIATE FUND

                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES........................8
   INVESTMENT RESTRICTIONS....................................................11
   TEMPORARY DEFENSIVE POSITION...............................................12
   PORTFOLIO TURNOVER.........................................................12

MANAGEMENT OF THE FUND........................................................13

   BOARD OF TRUSTEES AND OFFICERS.............................................13
   COMPENSATION...............................................................15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................16

INVESTMENT ADVISORY AND OTHER SERVICES........................................17

   ADVISOR....................................................................17
   ADMINISTRATOR..............................................................17
   CUSTODIAN AND TRANSFER AGENT...............................................18
   DISTRIBUTOR................................................................19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................19
   INDEPENDENT ACCOUNTANTS....................................................20
   LEGAL COUNSEL..............................................................20

BROKERAGE PRACTICES AND COMMISSIONS...........................................20

PRICING OF FUND SHARES........................................................22

TAXES.........................................................................23

CALCULATION OF PERFORMANCE DATA...............................................23

ADDITIONAL INFORMATION........................................................25

   SHAREHOLDER MEETINGS.......................................................25
   CAPITALIZATION AND VOTING..................................................25
   FEDERAL LAW AFFECTING STATE STREET.........................................25
   PROXY VOTING POLICY........................................................25

FINANCIAL STATEMENTS..........................................................25

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Illiquid Securities. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

Variable and Floating Rate Securities. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions or (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.


The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.


Mortgage-Related Securities. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

      1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

      2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

      3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

Zero Coupon Securities. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.


Because the funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.


Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


Mortgage-Backed Security Rolls. The fund may enter into "forward roll" transactions with respect to mortgage-backed securities it holds. In a forward roll transaction, the fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the fund may decline below the price at which the fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the fund will place cash, US Government securities or other high-grade debt securities in a segregated account with Custodian in an amount equal to its obligation under the roll.

Interest Rate Swaps. The fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities it anticipates purchasing at a later date. The fund intends to use these transactions as a hedge and not as a speculative investment.


The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an advisor using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared to what it would have been if this investment technique was not used.

A fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the funds are contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund contractually entitled to receive. Since interest rate swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.



Foreign Currency Transactions. The fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. The fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the fund to lose the premium it paid and its transaction costs.


Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

The Lehman Brothers Intermediate Government/Credit Bond Index ("LBIGC Index"). The Intermediate Fund will measure its performance against, and also intends to maintain an average maturity and duration similar to that of, the LBIGC Index. The LBIGC Index is a subset of the Lehman Brothers Government/Credit Bond Index and it comprises all securities that appear in this Index limited to those with maturities ranging from one to ten years only. The LBIGC Index includes the Government and Corporate Bond

Indices. The LBIGC Index includes fixed rate debt issues rated investment-grade or higher by Moody's, S&P or Fitch, in that order. All issues in the Index have at least one year to maturity and an outstanding par value of at least $150 million.


Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."


Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

Restrictions on OTC Options. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.


Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.


The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. The fund will not:


      1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.


      2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

      3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

      4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

      5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

      6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

      7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.


      9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.


      10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

      11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

      12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.


      14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

      15. Make investments for the purpose of gaining control of an issuer's management.

      16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for each of the fiscal years ended August 31 was:


       ---------------------------------------------------------------
        2000                 1999                 1998
       ---------------------------------------------------------------
                             304.47%              244.58%
       ---------------------------------------------------------------

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age           Position(s) with         Principal Occupation(s) During Past 5 Years
                                SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                Trustee (Interested      o   Vice Chairman, Frank Russell Company;
909 A Street                    Person of the SSgA
Tacoma, WA  98402               funds as defined in      o   Chairman of the Board and Chief Executive Officer,
Age 61                          the 1940 Act),               Frank Russell Investment Management Company and Russell
                                Chairman of the Board        Fund Distributors, Inc.;
                                and President
                                                         o   Chairman of the Board, Frank Russell Trust Company;

                                                         o   Trustee, President and Chief Executive Officer, Frank
                                                             Russell Investment Company and Russell Insurance Funds; and

                                                         o   Director, Russell Insurance Agency, Inc., Frank Russell
                                                             Investments (Ireland) Limited, Frank Russell Investment
                                                             Company plc; Frank Russell Institutional Funds plc, Frank
                                                             Russell Qualifying Investor Fund, and Frank Russell
                                                             Investments (Cayman) Ltd.

--------------------------------------------------------------------------------------------------------------------------
William L. Marshall             Trustee                  o   Chief Executive Officer and President, Wm. L. Marshall
33 West Court Street                                         Associates, Inc. (a registered investment advisor and
Doylestown, PA 18901                                         provider of financial and related consulting services);
Age 58
                                                         o   Certified Financial Planner and Member, Institute of
                                                             Certified Financial Planners;

                                                         o   Member, Registry of Financial Planning Practitioners
                                                             and Advisory Committee, International Association for
                                                             Financial Planning Broker-Dealer Program;

                                                         o   Registered Representative for Securities with FSC
                                                             Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich            Trustee                  o   September 2000 to Present, Global Head of Structured
522 5th Avenue                                               Real Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                   o   January 2000 to September 2000, Managing Director, HSBC
                                                             Securities (USA) Inc.

                                                         o   From 1998 to 2000, President, Key Global Capital,
                                                             Inc.;

                                                         o   From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                             (law firm); and

                                                         o   From 1994 to 1997, Partner, Brown, Rudnick, Freed & Gesmer
                                                             (law firm).

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age           Position(s) with         Principal Occupation(s) During Past 5 Years
                                SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                Trustee                  o   Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                Trustee                  o   President and Chief Executive Officer, Blue Cross/Blue
3350 Peachtree Road, N.E.                                    Shield of Georgia.
Atlanta, GA  30326
Age 55

--------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                  Trustee                  o   Consultant, Computer Simulation, General Electric
26 Round Top Road                                            Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                   Trustee                  o   President and Director, Zink & Triest Co., Inc. (dealer
111 Commerce Drive                                           in vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                   o   Director, Executive Vice President, A.M. Todd Group,
                                                             Inc. and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------------------
J. David Griswold               Vice President and       o   Assistant Secretary and Associate General Counsel,
909 A Street                    Secretary                    Frank Russell Investment Management Company, Frank Russell
Tacoma, WA  98402                                            Capital Inc., Frank Russell Company and Frank Russell
Age 43                                                       Investments (Delaware), Inc.;

                                                         o   President and Associate General Counsel, Russell Fund
                                                             Distributors, Inc.

                                                         o   Director, Secretary and Associate General Counsel,
                                                             Frank Russell Securities, Inc.;

                                                         o   Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                 Treasurer and            o   Director - Funds Administration, Frank Russell
909 A Street                    Principal Accounting         Investment Management Company and Frank Russell Trust
Tacoma, WA  98402               Officer                      Company; and
Age 37

                                                         o   Treasurer and Chief Accounting Officer, Frank Russell
                                                             Investment Company and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                   Assistant Treasurer      o   Manager, Fund Administration, Frank Russell Investment
909 A Street                                                 Management Company; and
Tacoma, WA  98402
Age 35                                                   o   Assistant Treasurer, Frank Russell Investment Company
                                                             and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                Assistant Secretary      o   Associate General Counsel and Assistant Secretary,
909 A Street                                                 Frank Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                            Company, Frank Russell Trust Company, Frank Russell
Age 36                                                       Investment Company, Russell Insurance Funds, and Russell
                                                             Insurance Agency.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age           Position(s) with         Principal Occupation(s) During Past 5 Years
                                SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson               Assistant Secretary      o   Senior Paralegal and Assistant Secretary, Frank Russell
909 A Street                                                 Company, Frank Russell Investment Management Company, Frank
Tacoma, WA  98402                                            Russell Securities, Inc., Russell Fund Distributors, Inc.,
Age 35                                                       Frank Russell Capital Inc., Frank Russell International
                                                             Services Company Inc., Russell Real Estate Advisors Inc.
                                                             and A Street Investment Associates, Inc.
--------------------------------------------------------------------------------------------------------------------------


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
 Name of SSgA Fund                        Amount of Total Annual Trustee
                                          Compensation (Including Out of
                                          Pocket Expenses) Attributable to
                                          Each Fund For the Fiscal Year
                                          Ended August 31, 2000
--------------------------------------------------------------------------------
 Money Market
--------------------------------------------------------------------------------
 US Government Money Market
--------------------------------------------------------------------------------
 Matrix Equity
--------------------------------------------------------------------------------
 S&P 500 Index
--------------------------------------------------------------------------------
 Small Cap
--------------------------------------------------------------------------------
 Yield Plus
--------------------------------------------------------------------------------
 Bond Market
--------------------------------------------------------------------------------
 Emerging Markets
--------------------------------------------------------------------------------
 US Treasury Money Market
--------------------------------------------------------------------------------
 Growth & Income
--------------------------------------------------------------------------------
 Intermediate
--------------------------------------------------------------------------------
 Prime Money Market
--------------------------------------------------------------------------------
 Tax Free Money Market
--------------------------------------------------------------------------------
 Active International
--------------------------------------------------------------------------------
 International Growth Opportunities
--------------------------------------------------------------------------------
 Tuckerman Active REIT
--------------------------------------------------------------------------------
 High Yield Bond
--------------------------------------------------------------------------------
 Special Equity
--------------------------------------------------------------------------------
 Aggressive Equity
--------------------------------------------------------------------------------
 IAM SHARES
--------------------------------------------------------------------------------
 Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
 All Life Solutions Funds                                     0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:






----------
(1)   The fund did not operate a full year during fiscal 2000.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


       ---------------------------------------------------------------
        2000                 1999                 1998
       ---------------------------------------------------------------
                             $617,533             $526,775
       ---------------------------------------------------------------

Advisor voluntarily agreed to reimburse the fund for all expenses in excess of
 .60% of average daily net assets on an annual basis, which amounted to $_______________ in fiscal 2000, $392,319 in fiscal 1999 and $349,406 in fiscal
1998. The Advisor has contractually agreed to this reimbursement through December 31, 2010.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


       ---------------------------------------------------------------
        2000                 1999                 1998
       ---------------------------------------------------------------
                             $23,998              $19,915
       ---------------------------------------------------------------


CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued expenses to Distributor for the fiscal years ended August 31:


       ---------------------------------------------------------------
        2000                 1999                 1998
       ---------------------------------------------------------------
                             $28,632              $22,918
       ---------------------------------------------------------------

For fiscal 2000, these amounts are reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)


The fund accrued expenses to State Street, as Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal years ended August 31:


       ---------------------------------------------------------------
        2000                 1999                 1998
       ---------------------------------------------------------------
                             $49,701              $36,354
       ---------------------------------------------------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of each fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:

                                     ($000)
                              --------------------

The Intermediate Fund normally does not pay a stated brokerage commissions on transactions. _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.


                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.


With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.


Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.


International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.


The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.



Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

            where:  P =   a hypothetical initial payment of $1,000

                    T =   average annual total return

                    n =   number of years

                    ERV = ending redeemable value of a $1,000
                          payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


        ----------------------------------------------------------------
          One Year Ending      Five Years Ending     Inception to
          August 31, 2000      August 31, 2000       August 31, 2000(1)
        ----------------------------------------------------------------

        ----------------------------------------------------------------


Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2[(((a-b)/Cd) + 1)^6-1]

           where:  A = dividends and interests earned during the period

                   B = expenses accrued for the period (net of reimbursements);

                   C = average daily number of shares outstanding during the
                       period that were entitled to receive dividends; and

                   D = the maximum offering price per share on the last day of the period.


The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

The current 30-day yield (annualized) for the fund for the period ended August 31, 2000 was _____%.

----------
(1) Periods less than one year are not annualized. The Fund commenced operations on September 1, 1993.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                     INTERNATIONAL GROWTH OPPORTUNITIES FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                               TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES........................7
   INVESTMENT RESTRICTIONS....................................................11
   TEMPORARY DEFENSIVE POSITION...............................................12
   PORTFOLIO TURNOVER.........................................................12

MANAGEMENT OF THE FUND........................................................13

   BOARD OF TRUSTEES AND OFFICERS.............................................13
   COMPENSATION...............................................................15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................16

INVESTMENT ADVISORY AND OTHER SERVICES........................................17

   ADVISOR....................................................................17
   ADMINISTRATOR..............................................................17
   CUSTODIAN AND TRANSFER AGENT...............................................18
   DISTRIBUTOR................................................................19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................19
   INDEPENDENT ACCOUNTANTS....................................................20
   LEGAL COUNSEL..............................................................20

BROKERAGE PRACTICES AND COMMISSIONS...........................................20

PRICING OF FUND SHARES........................................................22

TAXES.........................................................................23

CALCULATION OF PERFORMANCE DATA...............................................24

ADDITIONAL INFORMATION........................................................25

   SHAREHOLDER MEETINGS.......................................................25
   CAPITALIZATION AND VOTING..................................................25
   FEDERAL LAW AFFECTING STATE STREET.........................................25
   PROXY VOTING POLICY........................................................25

FINANCIAL STATEMENTS..........................................................26

APPENDIX: DESCRIPTION OF SECURITIES RATINGS...................................27

   RATINGS OF DEBT INSTRUMENTS................................................27
   RATINGS OF COMMERCIAL PAPER................................................27

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


Equity Securities. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.


US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Debt Securities. The fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. Other debt will typically represent less than 5% of the fund's assets. The fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.


Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.


The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.


Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

American Depository Receipts (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Foreign Currency Transactions. The fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. The fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the fund to lose the premium it paid and its transaction costs.


Foreign Currency. The funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Emerging Markets and Active International Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The funds may not hedge their positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 10% of the value of its assets committed to such contracts. No fund will enter into a forward contract with a term of more than one year.

Special Situations and Illiquid Securities. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Variable and Floating Rate Securities. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions or (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

Zero Coupon Securities. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.


Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

The MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Canada, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United States and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Statement of Additional Information. Countries may be added to or deleted from the list.


Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.


Restrictions on OTC Options. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.


Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of differentiations, exchange control regulations and indigenous economic and political developments.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental, and restriction 9 is nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:


      1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.


      2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

      3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

      4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

      5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.


      6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
            (ii) entering into repurchase transactions.

      7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

      8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.


      9. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.


To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.


With respect to the industry concentration outlined in the Prospectus, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.


Except with respect to Investment Restriction Nos. 2 and 9, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.


The portfolio turnover rates for the fund were as follows for of the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                       1999                      1998*
--------------------------------------------------------------------------------
                           39.19%                    17.24%
--------------------------------------------------------------------------------

*For the period May 1, 1998 (commencement of operations) to August 31, 1998 (annualized).


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with       Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                   Trustee (Interested    o     Vice Chairman, Frank Russell Company;
909 A Street                       Person of the SSgA
Tacoma, WA  98402                  funds as defined in    o     Chairman of the Board and Chief Executive Officer, Frank
Age 61                             the 1940 Act),               Russell Investment Management Company and Russell Fund
                                   Chairman of the              Distributors, Inc.;
                                   Board and President
                                                          o     Chairman of the Board, Frank Russell Trust Company;

                                                          o     Trustee, President and Chief Executive Officer, Frank
                                                                Russell Investment Company and Russell Insurance Funds;
                                                                and

                                                          o     Director, Russell Insurance Agency, Inc., Frank Russell
                                                                Investments (Ireland) Limited, Frank Russell Investment
                                                                Company plc; Frank Russell Institutional Funds plc, Frank
                                                                Russell Qualifying Investor Fund, and Frank Russell
                                                                Investments (Cayman) Ltd.

--------------------------------------------------------------------------------------------------------------------------
William L. Marshall                Trustee                o     Chief Executive Officer and President, Wm. L. Marshall
33 West Court Street                                            Associates, Inc. (a registered investment advisor and
Doylestown, PA 18901                                            provider of financial and related consulting services);
Age 58
                                                          o     Certified Financial Planner and Member, Institute of
                                                                Certified Financial Planners;

                                                          o     Member, Registry of Financial Planning Practitioners and
                                                                Advisory Committee, International Association for
                                                                Financial Planning Broker-Dealer Program;

                                                          o     Registered Representative for Securities with FSC
                                                                Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich               Trustee                o     September 2000 to Present, Global Head of Structured Real
522 5th Avenue                                                  Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                    o     January 2000 to September 2000, Managing Director, HSBC
                                                                Securities (USA) Inc.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                          o     From 1998 to 2000, President, Key Global Capital, Inc.;

                                                          o     From 1997 to 1998, Partner, Squire, Sanders & Dempsey (law
                                                                firm); and

                                                          o     From 1994 to 1997, Partner, Brown, Rudnick, Freed & Gesmer
                                                                (law firm).

--------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                   Trustee                o     Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                   Trustee                o     President and Chief Executive Officer, Blue Cross/Blue
3350 Peachtree Road, N.E.                                       Shield of Georgia.
Atlanta, GA  30326
Age 55

--------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                     Trustee                o     Consultant, Computer Simulation, General Electric
26 Round Top Road                                               Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                      Trustee                o     President and Director, Zink & Triest Co., Inc. (dealer in
111 Commerce Drive                                              vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                    o     Director, Executive Vice President, A.M. Todd Group, Inc.
                                                                and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------------------
J. David Griswold                  Vice President and     o     Assistant Secretary and Associate General Counsel, Frank
909 A Street                       Secretary                    Russell Investment Management Company, Frank Russell
Tacoma, WA  98402                                               Capital Inc., Frank Russell Company and Frank Russell
Age 43                                                          Investments (Delaware), Inc.;

                                                          o     President and Associate General Counsel, Russell Fund
                                                                Distributors, Inc.

                                                          o     Director, Secretary and Associate General Counsel, Frank
                                                                Russell Securities, Inc.;

                                                          o     Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                    Treasurer and          o     Director - Funds Administration, Frank Russell Investment
909 A Street                       Principal Accounting         Management Company and Frank Russell Trust Company; and
Tacoma, WA  98402                  Officer
Age 37                                                    o     Treasurer and Chief Accounting Officer, Frank Russell
                                                                Investment Company and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                      Assistant Treasurer    o     Manager, Fund Administration, Frank Russell Investment
909 A Street                                                    Management Company; and
Tacoma, WA  98402
Age 35                                                    o     Assistant Treasurer, Frank Russell Investment Company and
                                                                Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                   Assistant Secretary    o     Associate General Counsel and Assistant Secretary, Frank
909 A Street                                                    Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                               Company, Frank Russell Trust Company, Frank Russell
Age 36                                                          Investment Company, Russell Insurance Funds, and Russell
                                                                Insurance Agency.

--------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                  Assistant Secretary    o     Senior Paralegal and Assistant Secretary, Frank Russell
909 A Street                                                    Company, Frank Russell Investment Management Company,
Tacoma, WA  98402                                               Frank Russell Securities, Inc., Russell Fund Distributors,
Age 35                                                          Inc., Frank Russell Capital Inc., Frank Russell
                                                                International Services Company Inc., Russell Real Estate
                                                                Advisors Inc. and A Street Investment Associates, Inc.
--------------------------------------------------------------------------------------------------------------------------


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
Name of SSgA Fund                         Amount of Total Annual Trustee
                                          Compensation (Including Out of Pocket
                                          Expenses) Attributable to Each Fund
                                          For the Fiscal Year Ended August 31,
                                          2000
--------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------
US Government Money Market
--------------------------------------------------------------------------------
Matrix Equity
--------------------------------------------------------------------------------
S&P 500 Index
--------------------------------------------------------------------------------
Small Cap
--------------------------------------------------------------------------------
Yield Plus
--------------------------------------------------------------------------------
Bond Market
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------
US Treasury Money Market
--------------------------------------------------------------------------------
Growth & Income
--------------------------------------------------------------------------------
Intermediate
--------------------------------------------------------------------------------
Prime Money Market
--------------------------------------------------------------------------------
Tax Free Money Market
--------------------------------------------------------------------------------
Active International
--------------------------------------------------------------------------------
International Growth Opportunities
--------------------------------------------------------------------------------
Tuckerman Active REIT
--------------------------------------------------------------------------------
High Yield Bond
--------------------------------------------------------------------------------
Special Equity
--------------------------------------------------------------------------------
Aggressive Equity
--------------------------------------------------------------------------------
IAM SHARES
--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
All Life Solutions Funds                                     0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:





----------
(1)   The fund did not operate a full year during fiscal 2000.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The fund accrued the following expenses to the Advisor for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                      1999                       1998*
--------------------------------------------------------------------------------
                          $280,800                   $47,352
--------------------------------------------------------------------------------

*For the period May 1, 1998 (commencement of operations) to August 31, 1998.

The Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. This reimbursement amounted to $_______________ in fiscal 2000 and $75,630 in fiscal 1999. The reimbursement will continue through December 31, 2002.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

The fund accrued the following expenses to the Administrator for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                      1999                       1998*
--------------------------------------------------------------------------------
                          $25,987                    $4,202
--------------------------------------------------------------------------------

*For the period May 1, 1998 (commencement of operations) to August 31, 1998.


CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


The fund accrued the following expenses to the Distributor for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                       1999                       1998*
--------------------------------------------------------------------------------
                           $19,035                    $1,408
--------------------------------------------------------------------------------

*For the period May 1, 1998 (commencement of operations) to August 31, 1998.

For fiscal 2000, these amounts are reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)

The fund accrued the following expenses to the Advisor under Service Agreements pursuant to Rule 12b-1 for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                       1999                       1998*
--------------------------------------------------------------------------------
                           $12,780                    $1,643
--------------------------------------------------------------------------------

*For the period May 1, 1998 (commencement of operations) to August 31, 1998.


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The total brokerage commissions paid by the fund amounted to the following for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                                       1999
--------------------------------------------------------------------------------
                                           $29,489
--------------------------------------------------------------------------------

Of the total brokerage commissions paid by the fund for the fiscal year ended August 31, 2000, no commissions were received by an affiliated broker/dealer. _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000. (FRIMCO TO CONFIRM)

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:


                                          Securities           Commissions
                                            ($000)                ($000)
                                     ------------------------------------------



                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.


With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.


International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.


The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2000, the fund had a net tax basis capital loss carryover of $__________ which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 200_. As permitted by tax regulations, the fund intends to defer a net realized capital and currency losses of $180,778 from November 1, 1998 to August 31, 1999, and treat them as arising in the fiscal year 2000.


Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

            where:  P =    a hypothetical initial payment of $1,000

                    T =    average annual total return

                    n =    number of years

                    ERV =  ending redeemable value of a $1,000
                           payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


--------------------------------------------------------------------------------
One Year Ending                          Inception to
August 31, 2000                          August 31, 2000(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------
(1) Periods less than one year are not annualized. The fund commenced operations on May 1, 1998.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            o     Leading market positions in well-established industries.

            o     High rates of return on funds employed.

            o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

      F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

      F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff and Phelps, Inc. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

      Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

o Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

o Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

o Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

o Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, Inc. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

      A1+--Obligations supported by the highest capacity for timely repayment.

      A1--Obligations supported by a very strong capacity for timely repayment.

      A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

      B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

      D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                       STATEMENT OF ADDITIONAL INFORMATION

                            LIFE SOLUTIONS(SM) FUNDS

                      Life Solutions Income and Growth Fund
                          Life Solutions Balanced Fund
                           Life Solutions Growth Fund


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December ___, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the funds' annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the funds' annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS.............................3
   INVESTMENT PRACTICES OF THE UNDERLYING FUNDS................................3
   INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS...............................6
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES.......................14
   INVESTMENT RESTRICTIONS....................................................18
   TEMPORARY DEFENSIVE POSITION...............................................19
   PORTFOLIO TURNOVER.........................................................19

MANAGEMENT OF THE FUND........................................................20

   BOARD OF TRUSTEES AND OFFICERS.............................................20
   COMPENSATION...............................................................23
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................23

INVESTMENT ADVISORY AND OTHER SERVICES........................................24

   ADVISOR....................................................................24
   ADMINISTRATOR..............................................................27
   CUSTODIAN AND TRANSFER AGENT...............................................28
   DISTRIBUTOR................................................................29
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................29
   INDEPENDENT ACCOUNTANTS....................................................32
   LEGAL COUNSEL..............................................................32

BROKERAGE PRACTICES AND COMMISSIONS...........................................32

PRICING OF LIFE SOLUTIONS FUND SHARES.........................................34

TAXES.........................................................................35

CALCULATION OF PERFORMANCE DATA...............................................36

   TOTAL RETURN...............................................................36
   YIELD......................................................................37

ADDITIONAL INFORMATION........................................................38

   SHAREHOLDER MEETINGS.......................................................38
   CAPITALIZATION AND VOTING..................................................38
   FEDERAL LAW AFFECTING STATE STREET.........................................38
   PROXY VOTING POLICY........................................................39

FINANCIAL STATEMENTS..........................................................39

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS

Each Life Solutions Fund attempts to meet its investment objective by investing in a different combination of the Investment Company's portfolios (the "Underlying Funds"). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

INVESTMENT PRACTICES OF THE UNDERLYING FUNDS

In addition to the information contained in the Life Solutions Funds' Prospectus, and each Underlying Fund's Prospectus, the following describes the investment practices for each of the Underlying Funds in which the Life Solutions Funds may invest.

S&P 500 Index Fund ("Index Fund"). The fundamental investment objective is to seek to replicate the total return of the S&P 500 Index.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The fund intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the Index in proportion to their weightings.

To the extent that the fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the fund's performance and the performance of the Index is anticipated in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, before deduction of fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the fund's performance to that of the Index will increase as the size of the fund increases. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The fund's management team will monitor correlation. Should the fund fail to achieve an appropriate level of correlation, Advisor will report to the Board of Trustees, which will consider alternative arrangements.

Matrix Equity Fund ("Matrix Fund"). The fundamental investment objective is to provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an active equity strategy using bottom-up, quantitative stock selection from among the securities included in the S&P 500 Index based upon a multi-factor return forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Small Cap Fund. The nonfundamental investment objective is to maximize total return through investment in equity securities; under normal market conditions, at least 65% of total assets will be invested in securities of smaller capitalized issuers.

The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies will include those stocks with market capitalization generally ranging in value from $50 million to $3 billion. Sector and industry weight are maintained at a similar level to that of the Russell 2000(R) Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation.

Equity securities will be selected for the fund on the basis of proprietary analytical models of Advisor. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

Growth and Income Fund. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund's goal is to provide greater long-term returns than the overall US equity market without incurring greater risks than those commonly associated with investments in equity securities. The fund's portfolio strategy combines market economics with fundamental research. The Advisor begins by assessing current economic conditions and forecasting economic expectations for the coming months. The industry sectors of the S&P 500 Index are examined to determine the sector's market capitalized weighting and to estimate the performance of each sector relative to the Index as a whole. A balance is determined for the portfolio, giving greater weight to market sectors that are expected to outperform the overall market. Stocks are then selected for each sector of the fund's portfolio based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation and prospects.

Special Equity Fund. The nonfundamental investment objective is to maximize total return through investment in mid- and small capitalization US equity securities.

The fund will attempt to meets its objective through the active selection of equity securities based on fundamental analysis. The investment approach emphasizes bottom-up stock selection informed by a top-down macroeconomic outlook. The Advisor focuses on identifying high quality stocks with sustainable growth prospects, paying particular attention to changes in the rates of growth of individual companies' earnings. This emphasis on growth stock selection makes the fund subject to risks associated with stock selection and reliance on the model.

Tuckerman Active REIT Fund ("Active REIT Fund," formerly the Real Estate Equity
Fund). The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies. The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Wilshire REIT Index(R) and across different types and regions based on the fundamental research of the Advisor. REIT securities are investment of real estate investment trusts. REITs invest in underlying properties and may not have diversified holdings.

In addition, the top five holdings in the portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund.

Aggressive Equity Fund. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are under valued relative to their growth potential as measured by SSgA's proprietary models.

The investable universe is constructed using the Russell 3000(R) Index. The universe is further restricted by keeping in the universe only those securities that have above average 5-year earnings growth projections. All current holdings are then added to this universe to create an investable universe. Securities with aggressive five-year projections are subject to risks associated with rapid growth. Securities are then ranked using SSgA's proprietary growth and value measures. Each of these measures is combined to arrive at an overall sentiment for each security.


IAM SHARES Fund. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (IAM companies).

The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM companies. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of IAM companies. As of the fiscal year-end of the fund, August 31, 2000, there was a universe of 340 publicly traded IAM affiliated companies as provided by the IAM. Based on the current model environment, nearly half of the 340 IAM-represented companies comprised the August 31, 2000 investments in the fund. The weighted average capitalization of the fund was $158.8 billion.

Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment.

The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM companies are diverse both geographically and by industry. The portfolio manager will rebalance the fund frequently in order to maintain its relative exposure to IAM companies, as well as to account for any changes to the universe of IAM companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest the remaining 35% of its assets in securities contained in the S&P 500 Index; these securities are chosen by a multifactor model which seeks to outperform the S&P 500 Index. In the 35% portion, the manager screens out securities of certain companies identified by the IAM.


Active International Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of countries, currencies and securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index. Through the use of the Advisor's proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the Index.

Emerging Markets Fund. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Under normal circumstances, the fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the fund invests will be expanded over time as the stock markets in other countries evolve and in countries for which subcustodian arrangements are approved by the fund's Board of Trustees. Nearly all of the fund's assets will be invested in equity, and equity-like, securities concentrated in emerging market countries (i.e., typically over 85%). Currently, the definition of an emerging market is that gross domestic product per capita is less than $10,000 per year. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (IFCI) Index countries. As the IFCI Index introduces new emerging market countries, the fund will expand to gain exposure to new emerging countries.

International Growth Opportunities Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The Advisor's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.


Bond Market Fund. The nonfundamental investment objective is to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index (the LBAB Index).


Under normal market conditions, the fund attempts to meet its objective by investing at least 65% of its total assets in investment-grade debt instruments. Securities may be either fixed income, zero coupon or variable or floating-rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest up to 35% in derivative securities, including futures and options, interest rate exchange agreements and other swap agreements and collateralized mortgage obligations.

The fund management team makes investment decisions to seek to match or exceed the return of the LBAB Index. The fund seeks to match the Index's duration at all times while adding value through issue and sector selection.

Intermediate Fund. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund normally invests at least 65% of its total assets in investment-grade debt instruments. Under these conditions, the fund may be 35% in high-quality, short-term securities and other securities.

The fund management team makes investment decisions to seek to match or exceed the return of the Lehman Brothers Intermediate Government/Corporate Bond (the LBIGC Index). The fund seeks to match the Index's duration at all times while adding value through issue and sector selection. From the fixed-income securities represented by the Index, the fund management team considers interest rate trends to determine what types of bonds to invest in. Different securities are favored depending on the stability of interest rates.

High Yield Bond Fund The nonfundamental investment objective is to maximize total return by investing primarily in fixed income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond Index (LBHYB Index).

Under normal market conditions, the fund attempts to meet its objective by investing at least 65% of its total assets in high yield, high risk (non-investment grade) debt securities. Securities may be either fixed income, zero coupon or variable or floating-rate and may be denominated in US dollars or selected foreign currencies. The fund may invest in derivative securities, including futures and options, interest rate exchange agreements and other swap agreements and collateralized mortgage obligations.

State Street Global Advisors, the advisor to the SSgA Funds, manages the High Yield Bond Fund by concentrating on industry allocation and securities selection, deciding on which industries to focus on and then which bonds to buy within these industries. In making individual security selections, the Advisor looks for securities that are undervalued.

Yield Plus Fund. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund attempts to meet its objective by investing primarily in high-quality, investment-grade debt instruments. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because of the fund may invest in securities with higher levels of risk and different maturities.

The fund management team bases its decisions on the relative attractiveness of different sectors and issues which can vary depending on the general level of interest rates, market determined risk premiums, as well as supply/demand imbalances in the market.

The Yield Plus Fund has obtained a quality rating from one or more national security rating organizations. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance.

Money Market Fund. The non-fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments.

The fund management team bases its decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

The Money Market Fund has obtained a quality rating from one or more national security rating organizations. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance.

US Government Money Market Fund ("Government Fund"). The Government Fund attempts to meet its investment objective by investing in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments. Under normal market conditions, the Government Money Market Fund will be 100% invested in such securities.

The US Government Money Market Fund has obtained a quality rating from one or more national security rating organizations. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance.

INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

The Underlying Funds use certain investment instruments and techniques, consistent with each Underlying Fund's investment objective and policies. The principal practices are the following:

Repurchase Agreements (all Underlying Funds). The Underlying Funds may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by the fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the Life Solutions Funds and the Underlying Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Life Solutions Funds and the Underlying Funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Advisor.


Reverse Repurchase Agreements (all Underlying Funds). The Underlying Funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. A fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associates with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

Money Market Instruments (Money Market and US Government Money Market Funds). Each Life Solutions Fund may invest in the Underlying Funds that invest in securities with maturities of one year or less at the time from the trade date or such other date upon which a Life Solutions Fund's interest in a securities is subject to market action. Each Life Solutions Fund will follow procedures reasonably designed to assure that the process so determined approximates the current market value of the Life Solutions Fund's securities. The procedures also address such matters as diversification and credit quality of the securities of the Life Solutions Funds' purchase, and were designed to ensure compliance by the Life Solutions Funds with the requirements of Rule 2a-7 of the 1940 Act.

Lower Grade Debt Instruments (High Yield Bond Fund). The Life Solutions Funds may also invest in an Underlying Fund that invests in high-yield, high-risk securities, commonly referred to as junk bonds. As a result, the Life Solutions Funds may be subject to some of the risks resulting from high yield investing. Further, each of the Life Solutions Funds may invest in Underlying Funds that invest in medium-grade bonds. If these bonds are downgraded, the Life Solutions Funds will consider whether to increase or decrease their investment in the affected Underlying Fund. Lower quality debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Lower rated and comparable unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

US Government Obligations (all Underlying Funds except Active International and Emerging Markets). The types of US Government obligations in which the Underlying Funds may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Underlying Funds may purchase US Government obligations on a forward commitment basis.


Forward Commitments (all Underlying Funds except High Yield Bond). The Underlying Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with an Underlying Fund's ability to manage its investment portfolio, maintain a stable net asset value (in the case of a money market fund) and meet redemption requests. The Underlying Funds may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Underlying Funds of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Underlying Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

When-Issued Transactions (all Underlying Funds except Active International, Emerging Markets and International Growth Opportunities). New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The Underlying Funds will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Underlying Funds may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Underlying Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Underlying Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Underlying Funds. No Underlying Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and the securities held by the Underlying Funds are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income an Underlying Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Underlying Fund's net asset value.

When payment for when-issued securities is due, an Underlying Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Underlying Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Section 4(2) Commercial Paper. The Underlying Funds may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the Underlying Fund's investment restriction relating to investments in illiquid securities.

Warrants (Matrix, Small Cap, Special Equity, Aggressive Equity, Active International, Growth and Income and Emerging Markets). The Underlying Funds may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. No Underlying Fund will more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchange.

Convertible Securities (Small Cap, Special Equity, Aggressive Equity, Active International, Growth and Income, High Yield Bond, and Emerging Markets). The Underlying Funds may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


American Depository Receipts (ADRs) (Index, Matrix, Small Cap, Special Equity, Aggressive Equity, IAM SHARES, Active International, Emerging Markets and International Growth Opportunities) and European Depository Receipts (EDRs) (Active International and Emerging Markets). The Underlying Funds may invest in securities of foreign issuers in the form of ADRs, EDRs and similar instruments, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs, in registered form, are designed for use in the US securities markets, and EDRs are issued for trading primarily in European securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of an Underlying Fund's investment policies, An Underlying Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.


The ADRs chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

The ADRs chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both.


Treasury Inflation-Protection Securities (Money Market, Government and Yield
Plus). The Underlying Funds may purchase Inflation-Protection Securities ("IPS"), which are a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

Variable and Floating Rate Securities (Money Market, Government, Bond, High Yield Bond, Yield Plus, International Growth Opportunities and Intermediate). The Underlying Funds may purchase variable rate US Government obligations which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. The Underlying Funds may also invest in Funding Agreements, which are privately placed, unregistered obligations negotiated with a purchaser. Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Asset-Backed Securities (Money Market, Bond, Yield Plus and Intermediate). The Underlying Funds may purchase asset-backed securities. The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and an Underlying Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

Mortgage-Related Securities (Money Market, Government, Bond, High Yield Bond, Yield Plus and Intermediate). The Underlying Funds may invest in Mortgage-related securities. Mortgage certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

      1. GNMA Mortgage Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans

            Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow Underlying Funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

      2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

      3. FNMA Guaranteed Mortgage Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

Mortgage-Backed Security Rolls (Bond and Intermediate). The Underlying Funds may enter into "forward roll" transactions with respect to mortgage-backed securities it holds. In a forward roll transaction, the Underlying Funds will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the Underlying Funds may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the Underlying Funds may decline below the price at which the Underlying Funds are obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Underlying Funds will place cash, US Government securities or other high-grade debt securities in a segregated account with Custodian in an amount equal to its obligation under the roll.

Interest Rate Swaps (Bond, Yield Plus, High Yield Bond and Intermediate). The Underlying Funds may enter into interest rate swap transactions with respect to any security they are entitled to hold. Interest rate swaps involve the exchange by the Underlying Funds with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Underlying Funds expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Underlying Funds intends to use these transactions as a hedge and not as a speculative investment.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an advisor using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared to what it would have been if this investment technique was not used.

A fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the funds are contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund contractually entitled to receive. Since interest rate swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

Preferred Stocks (All Underlying Funds except Yield Plus, Money Market Bond Market, Intermediate and High Yield Bond). The Underlying Funds may invest in preferred stock. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking Underlying Funds provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation's debt securities.

Foreign Government Securities (Active International, Emerging Markets and International Growth Opportunities). The Underlying Funds may invest in foreign government securities, which generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The Underlying Funds noted above will not invest a material percentage of its assets in sovereign debt.

Foreign Currency Transactions (Bond, High Yield Bond, Yield Plus, International Growth Opportunities and Intermediate). The Underlying Funds may engage in foreign currency transactions as described below. The US dollar value of assets held by the Bond or Yield Plus Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. The Bond and Yield Plus Funds will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The Funds may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect a Fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The Yield Plus and Bond Market Funds may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause a Fund to lose the premium it paid and its transaction costs.

Foreign Currency (Active International, Emerging Markets and International Growth Opportunities). The Active International and Emerging Markets Funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Funds' dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to their Fund positions generally. The Funds are not obligated to hedge their portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Funds of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way. See "Risk Factors -- Futures Contracts and Options on Futures" for further discussion of the risks associated with such investment techniques.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Funds will not speculate in foreign security or currency options or futures or related options.

The Funds may not hedge their positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in their portfolios denominated or quoted in that particular foreign currency. The Funds will not enter into a position hedging commitment if, as a result thereof, it would have more than 10% of the value of their respective assets committed to such contracts. The Funds will not enter into a forward contract with a term of more than one year.

Zero Coupon Securities (Money Market, Government, High Yield Bond, Bond, Yield Plus and Intermediate). These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the Underlying Funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each Underlying Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Underlying Funds. Investing in these securities might also force the Underlying Funds to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs) (Money Market, Government, Bond, High Yield Bond, Yield Plus and Intermediate). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Special Situations and Illiquid Securities (all Underlying Funds). The Underlying Funds and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the Underlying Fund's capital appreciation potential. These investments are generally illiquid. The Underlying Funds currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the Underlying Funds invest more than 15% of its net assets in illiquid securities (except the Money Market and US Government Money Market Funds, which will invest no more than 10%). Due to foreign ownership restrictions, the Underlying Funds may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


The S&P 500 Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the Index Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include Canadian securities. No other foreign securities are eligible for inclusion.


Information Regarding Standard & Poor's Corporation. "Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by the SSgA S&P 500 Index Fund through the Master Fund. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the S&P 500 Index Fund regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the S&P 500 Index Fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the shareholders of the S&P 500 Index Fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the S&P 500 Index Fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.


STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE S&P 500 Index FUND OR THE SHAREHOLDERS OF THE S&P 500 Index FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Prospectus. Countries may be added to or deleted from the list.

The Russell Indexes. The Russell 2000(R) Index consists of the smallest 2,000 companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is composed of 3,000 large US companies, as determined by market capitalization, representing approximately 98% of the total US equity market. The purpose of the Russell 2000 Index is to provide a comprehensive representation of the investable US small-capitalization equity market. The average market capitalization is $700 million.

The Lehman Brothers Aggregate Bond Index. The Bond Fund will measure its performance against the Lehman Brothers Aggregate Bond Index (the "LBAB Index"). The Fund also intends to maintain an average maturity and duration similar to that of the LBAB Index. The LBAB Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The LBAB Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All in the LBAB Index issues have at least one year to maturity and an outstanding par value of at least $100 million.

The Lehman Brothers Intermediate Government/Corporate Bond Index ("LBIGC Index"). The Intermediate Fund will measure its performance against, and also intends to maintain an average maturity and duration similar to that of, the LBIGC Index. The LBIGC Index is a subset of the Lehman Brothers Government/Corporate Bond Index and it comprises all securities that appear in this Index limited to those with maturities ranging from one to ten years only. The LBIGC Index includes the Government and Corporate Bond Indices. The LBIGC Index includes fixed rate debt issues rated investment-grade or higher by Moody's, S&P or Fitch, in that order. All issues in the Index have at least one year to maturity and an outstanding par value of at least $100 million.

Wilshire REIT Index. The Wilshire REIT Index is a market capitalization weighted index of publicly traded Real Estate Investment Trusts (REITs). The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The index is rebalanced monthy and returns are calculated on a buy and hold basis. The index has been constructed to avoid survivor basis.

Lehman Brothers High Yield Bond Index. The High Yield Bond Fund will measure its performance against the Lehman Brothers High Yield Bond Index (the "Index"). The duration of the Index as of December 31, 1997 was 4.41 years. The Index includes fixed rate, public nonconvertible, noninvestment-grade issues registered with the SEC that are rated Ba1 or lower by Moody's Investors Service ("Moody's"). If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's Rating Group (S&P"), or by Fitch's Investors Service ("Fitch") if an S&P rating is unavailable. A small number of unrated bonds is included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.


Russell Small Cap Completeness Index. The Index is comprised of the largest 3,000 US securities based on market capitalization (the securities comprising the Russell 3000(R) Index), excluding all securities in the S&P500 Index. The small capitalization segment of the Index ranges from approximately $25 million to $3 billion in capitalization and represents about 40% of the Index's total capitalization weight. The mid-capitalization segment's capitalization range is approximately $3 billion to $25 billion, and makes up the remaining 60% of the Index's cap weight. The capitalization weightings of the fund will reflect the composition of the benchmark.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES


The Underlying Funds (except for money market funds) may seek to hedge its portfolio against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Underlying Funds have authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Underlying Funds may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Advisor believes that, because the Underlying Funds will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Underlying Funds will not subject the Underlying Funds to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Underlying Funds are intended to reduce the volatility of the net asset value of the Underlying Fund's shares, the

Underlying Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Underlying Fund's hedging transactions will be effective.

Writing Covered Call Options. The Underlying Funds are authorized to write
(sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Underlying Funds to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Underlying Funds receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Underlying Funds would seek to mitigate the effects of a price decline. By writing covered call options, however, the Underlying Funds gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Underlying Fund's ability to sell the underlying security will be limited while the option is in effect unless the Underlying Funds effects a closing purchase transaction.

Writing Covered Put Options. The Underlying Funds are authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When the Underlying Funds writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Underlying Funds assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Underlying Funds may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Underlying Funds has written, however, the Underlying Funds must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Underlying Funds may write put options as an alternative to purchasing actual securities. If security prices rise, the Underlying Funds would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Underlying Funds will also profit, because they should be able to close out the option at a lower price. If security prices fall, the Underlying Funds would expect to suffer a loss. This loss should be less than the loss the Underlying Funds would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Underlying Funds are authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Underlying Funds has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Underlying Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Underlying Funds for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Underlying Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Underlying Funds will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Underlying Funds would exceed 5% of the market value of the Underlying Fund's total assets.

Purchasing Call Options. The Underlying Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Underlying Funds will purchase call options only in connection with "closing purchase transactions." The fund will not purchase put options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

Stock Index Options and Financial Futures. The Underlying Funds are authorized to engage in transactions in stock index options and financial futures, and related options. The Underlying Funds may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Underlying Funds invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Underlying Funds may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Underlying Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Underlying Funds' investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Underlying Funds will not make such investments.

The Underlying Funds may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Underlying Funds may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Underlying Funds in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

The Underlying Funds may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Underlying Fund's securities portfolio that might otherwise result. When the Underlying Funds are not fully invested in the securities markets and anticipates a significant market advance, the Underlying Funds may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Underlying Funds intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Underlying Funds will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Underlying Funds experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

The Underlying Funds also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Underlying Funds enters into futures transactions. The Underlying Funds may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Underlying Funds can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Underlying Funds intends to purchase.

The Underlying Funds are also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

The Underlying Funds are authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Underlying Funds, sold by the Underlying Funds but not yet delivered, or committed or anticipated to be purchased by the Underlying Funds. As an illustration, the Underlying Funds may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Underlying Funds can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the Underlying Funds require that all of the Underlying Fund's futures and options on futures transactions constitute bona fide hedging transactions and that an Underlying Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Underlying Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Underlying Fund's total assets.

Restrictions on OTC Options. The Underlying Funds (except the Money Market Fund) may engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Underlying Funds will acquire only those OTC options for which Advisor believes the Underlying Funds can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Underlying Funds have adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Underlying Funds; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Underlying Funds; (3) margin deposits on the Underlying Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Underlying Funds that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Underlying Funds, taken at market value. However, if an OTC option is sold by the Underlying Funds to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Underlying Funds have the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Underlying Funds will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


Asset Coverage for Futures and Options Positions. The Underlying Funds will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Underlying Funds will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Underlying Funds will not enter into an option or futures position that exposes the Underlying Funds to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Underlying Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Underlying Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Underlying Fund's assets could impede portfolio management or the Underlying Fund's ability to meeting redemption requests or other current obligations.

Risk Factors in Options, Futures, Forward and Currency Transactions. Utilization of options and futures transactions to hedge the Underlying Funds' portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Underlying Funds will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Underlying Funds may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Underlying Funds may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Underlying Funds cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Underlying Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Underlying Funds can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Underlying Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS


The Life Solutions Funds are subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 14 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. No Life Solutions Fund will:


      1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and shares of the Underlying Funds or other investment companies). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

      2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of a Life Solutions Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Life Solutions Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Life Solutions Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

      3. Pledge, mortgage or hypothecate its assets. However, a Life Solutions Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings permitted by paragraph (2) above.

      4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities and shares of the Underlying Funds), if immediately after and as a result of such investment the current market value of a Life Solutions Fund's holdings in the securities of such issuer exceeds 5% of the value of its assets and to not more than 10% of the outstanding voting securities of such issuer.

      5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Life Solutions Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of its total assets.


      6. Purchase or sell commodities or commodity futures contracts except that the Life Solutions Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.


      7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the Life Solutions Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      8. Engage in the business of underwriting securities issued by others, except that the Life Solutions Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

      9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

      10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of a Life Solutions Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

      11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Life Solutions Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

      12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Life Solutions Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

      14. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.


For defensive purposes, the Underlying Funds (except the money market funds) may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in an Underlying Fund not achieving its investment objective.


PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


The portfolio turnover rate for each Life Solutions Fund is calculated by dividing the lesser of purchases or sales of underlying fund shares for the particular year by the monthly average value of the underlying fund shares owned by the Fund during the year. Each Life Solutions Fund's portfolio turnover rate is expected to not exceed 100%. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. The Life Solutions Funds will not purchase or sell underlying fund shares to: (i) accommodate purchases and sales of each Fund's shares; (ii) change the percentages of each Fund's assets invested in each of the Underlying Funds in response to market conditions; and
(iii) maintain or modify the allocation of each Fund's assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

For the fiscal periods ended August 31, the portfolio turnover rates for the Life Solutions Funds were:


--------------------------------------------------------------------------------
August 31,             Income and Growth    Balanced          Growth
--------------------------------------------------------------------------------
2000
--------------------------------------------------------------------------------
1999                     93.34%               51.09%            43.15%
--------------------------------------------------------------------------------
1998                     93.28%              101.40%            67.66%
--------------------------------------------------------------------------------

The following table shows the portfolio turnover rate for the Underlying Funds for each of the fiscal years/periods ended August 31:


----------------------------------------------------------------------------------------------------
Underlying Fund                              2000               1999              1998
                                             (%)                (%)               (%)
----------------------------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                                            13.80             26.17
----------------------------------------------------------------------------------------------------
SSgA Small Cap Fund                                               110.82             86.13
----------------------------------------------------------------------------------------------------
SSgA Matrix Equity Fund                                           130.98            133.63
----------------------------------------------------------------------------------------------------
SSgA Growth and Income Fund                                        72.27             66.44
----------------------------------------------------------------------------------------------------
SSgA Special Equity Fund                                          211.30             88.36(1)
----------------------------------------------------------------------------------------------------
SSgA Tuckerman Active REIT Fund                                    60.13             17.36
----------------------------------------------------------------------------------------------------
SSgA Aggressive Equity Fund                                       179.56               N/A
----------------------------------------------------------------------------------------------------
SSgA IAM SHARES Fund                                                  --*              N/A
----------------------------------------------------------------------------------------------------
SSgA Emerging Markets Fund                                         39.64             38.94
----------------------------------------------------------------------------------------------------
SSgA Active International Fund                                     62.02             74.79
----------------------------------------------------------------------------------------------------
SSgA International Growth Opportunities                            39.19             17.24
Fund
----------------------------------------------------------------------------------------------------
SSgA Bond Market Fund                                             327.83            300.77
----------------------------------------------------------------------------------------------------
SSgA Intermediate Fund                                            304.47            244.58
----------------------------------------------------------------------------------------------------
SSgA High Yield Bond Fund                                         234.31            173.64(1)
----------------------------------------------------------------------------------------------------
SSgA Yield Plus Fund                                              167.12            249.10
----------------------------------------------------------------------------------------------------

*The portfolio turnover rate for the IAM SHARES Fund for the fiscal period ended August 31, 1999, was nominal due to the fund's short period of operation and is therefore not reported.


A high turnover rate (over 100%) will: (1) increase transaction expenses which could adversely affect a Life Solutions Fund's performance; and (2) result in increased brokerage commissions, custodian fees and other transaction costs, and the possibility of realized capital gains or losses.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

----------
(1)   The ratios for the period are annualized.

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with       Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                   Trustee (Interested    o     Vice Chairman, Frank Russell Company;
909 A Street                       Person of the SSgA
Tacoma, WA  98402                  funds as defined in    o     Chairman of the Board and Chief Executive Officer, Frank
Age 61                             the 1940 Act),               Russell Investment Management Company and Russell Fund
                                   Chairman of the              Distributors, Inc.;
                                   Board and President
                                                          o     Chairman of the Board, Frank Russell Trust Company;

                                                          o     Trustee, President and Chief Executive Officer, Frank
                                                                Russell Investment Company and Russell Insurance Funds;
                                                                and

                                                          o     Director, Russell Insurance Agency, Inc., Frank Russell
                                                                Investments (Ireland) Limited, Frank Russell Investment
                                                                Company plc; Frank Russell Institutional Funds plc, Frank
                                                                Russell Qualifying Investor Fund, and Frank Russell
                                                                Investments (Cayman) Ltd.

--------------------------------------------------------------------------------------------------------------------------
William L. Marshall                Trustee                o     Chief Executive Officer and President, Wm. L. Marshall
33 West Court Street                                            Associates, Inc. (a registered investment advisor and
Doylestown, PA 18901                                            provider of financial and related consulting services);
Age 58
                                                          o     Certified Financial Planner and Member, Institute of
                                                                Certified Financial Planners;

                                                          o     Member, Registry of Financial Planning Practitioners and
                                                                Advisory Committee, International Association for
                                                                Financial Planning Broker-Dealer Program;

                                                          o     Registered Representative for Securities with FSC
                                                                Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich               Trustee                o     September 2000 to Present, Global Head of Structured Real
522 5th Avenue                                                  Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                    o     January 2000 to September 2000, Managing Director, HSBC
                                                                Securities (USA) Inc.

                                                          o     From 1998 to 2000, President, Key Global Capital, Inc.;

                                                          o     From 1997 to 1998, Partner, Squire, Sanders & Dempsey (law
                                                                firm); and

                                                          o     From 1994 to 1997, Partner, Brown, Rudnick, Freed & Gesmer
                                                                (law firm).

--------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                   Trustee                o     Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                   Trustee                o     President and Chief Executive Officer, Blue Cross/Blue
3350 Peachtree Road, N.E.                                       Shield of Georgia.
Atlanta, GA  30326
Age 55
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                     Trustee                o     Consultant, Computer Simulation, General Electric
26 Round Top Road                                               Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                      Trustee                o     President and Director, Zink & Triest Co., Inc. (dealer in
111 Commerce Drive                                              vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                    o     Director, Executive Vice President, A.M. Todd Group, Inc.
                                                                and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------------------
J. David Griswold                  Vice President and     o     Assistant Secretary and Associate General Counsel, Frank
909 A Street                       Secretary                    Russell Investment Management Company, Frank Russell
Tacoma, WA  98402                                               Capital Inc., Frank Russell Company and Frank Russell
Age 43                                                          Investments (Delaware), Inc.;

                                                          o     President and Associate General Counsel, Russell Fund
                                                                Distributors, Inc.

                                                          o     Director, Secretary and Associate General Counsel, Frank
                                                                Russell Securities, Inc.;

                                                          o     Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                    Treasurer and          o     Director - Funds Administration, Frank Russell Investment
909 A Street                       Principal Accounting         Management Company and Frank Russell Trust Company; and
Tacoma, WA  98402                  Officer
Age 37                                                    o     Treasurer and Chief Accounting Officer, Frank Russell
                                                                Investment Company and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                      Assistant Treasurer    o     Manager, Fund Administration, Frank Russell Investment
909 A Street                                                    Management Company; and
Tacoma, WA  98402
Age 35                                                    o     Assistant Treasurer, Frank Russell Investment Company and
                                                                Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                   Assistant Secretary    o     Associate General Counsel and Assistant Secretary, Frank
909 A Street                                                    Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                               Company, Frank Russell Trust Company, Frank Russell
Age 36                                                          Investment Company, Russell Insurance Funds, and Russell
                                                                Insurance Agency.

--------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                  Assistant Secretary    o     Senior Paralegal and Assistant Secretary, Frank Russell
909 A Street                                                    Company, Frank Russell Investment Management Company,
Tacoma, WA  98402                                               Frank Russell Securities, Inc., Russell Fund Distributors,
Age 35                                                          Inc., Frank Russell Capital Inc., Frank Russell
                                                                International Services Company Inc., Russell Real Estate
                                                                Advisors Inc. and A Street Investment Associates, Inc.
--------------------------------------------------------------------------------------------------------------------------

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
Name of SSgA Fund                         Amount of Total Annual Trustee
                                          Compensation (Including Out of Pocket
                                          Expenses) Attributable to Each Fund
                                          For the Fiscal Year Ended August 31,
                                          2000
--------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------
US Government Money Market
--------------------------------------------------------------------------------
Matrix Equity
--------------------------------------------------------------------------------
S&P 500 Index
--------------------------------------------------------------------------------
Small Cap
--------------------------------------------------------------------------------
Yield Plus
--------------------------------------------------------------------------------
Bond Market
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------
US Treasury Money Market
--------------------------------------------------------------------------------
Growth & Income
--------------------------------------------------------------------------------
Intermediate
--------------------------------------------------------------------------------
Prime Money Market
--------------------------------------------------------------------------------
Tax Free Money Market
--------------------------------------------------------------------------------
Active International
--------------------------------------------------------------------------------
International Growth Opportunities
--------------------------------------------------------------------------------
Tuckerman Active REIT
--------------------------------------------------------------------------------
High Yield Bond
--------------------------------------------------------------------------------
Special Equity
--------------------------------------------------------------------------------
Aggressive Equity
--------------------------------------------------------------------------------
IAM SHARES
--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
All Life Solutions Funds                                     0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

----------
(1)   The fund did not operate a full year during fiscal 2000.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:


Life Solutions Income and Growth Fund



Life Solutions Balanced Fund



Life Solutions Growth Fund



                     INVESTMENT ADVISORY AND OTHER SERVICES

Each Life Solutions Fund, as a shareholder of the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.

ADVISOR

State Street Bank and Trust Company ("State Street" or "Advisor") serves as the Life Solutions and Underlying Funds' investment Advisor pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

Under the Advisory Agreement, Advisor directs the Life Solutions Fund's investments in accordance with their investment objectives, policies and limitations. The Life Solutions Funds do not pay Advisory fees. However, as consideration for the Advisor's services to the Underlying Funds, the Advisor receives from each of the Underlying Funds an annual advisory fee, accrued daily at the rate of 1/366th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Underlying Fund's average daily net assets during the month (before fee waivers/reimbursements):


--------------------------------------------------------------------------------
Underlying Fund                                      Advisory Fee Before
                                                     Waivers or
                                                     Reimbursements

--------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                                  0.18%
--------------------------------------------------------------------------------
SSgA Small Cap Fund                                      0.75%
--------------------------------------------------------------------------------
SSgA Matrix Equity Fund                                  0.75%
--------------------------------------------------------------------------------
SSgA Special Equity Fund                                 0.75%
--------------------------------------------------------------------------------
SSgA Tuckerman Active REIT Fund                          0.65%
--------------------------------------------------------------------------------
SSgA Aggressive Equity Fund                              0.50%
--------------------------------------------------------------------------------
SSgA Growth and Income Fund                              0.85%
--------------------------------------------------------------------------------
SSgA IAM SHARES Fund                                     0.25%
--------------------------------------------------------------------------------
SSgA Emerging Markets Fund                               0.75%
--------------------------------------------------------------------------------
SSgA Active International Fund                           0.75%
--------------------------------------------------------------------------------
SSgA International Growth Opportunities Fund             0.75%
--------------------------------------------------------------------------------
SSgA Bond Market Fund                                    0.30%
--------------------------------------------------------------------------------
SSgA Intermediate Fund                                   0.30%
--------------------------------------------------------------------------------
SSgA High Yield Bond Fund                                0.30%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SSgA Yield Plus Fund                                     0.25%
--------------------------------------------------------------------------------
SSgA Money Market Fund                                   0.25%
--------------------------------------------------------------------------------
SSgA US Government Money Market Fund                     0.25%
--------------------------------------------------------------------------------

The following table shows the expenses accrued by the Underlying Funds for Advisory services for the past three fiscal years:


------------------------------------------------------------------------------------------------------
Advisory Expenses Accrued by Underlying Funds for the Fiscal Years Ended August 31:
------------------------------------------------------------------------------------------------------
Underlying Fund                                       2000               1999              1998
------------------------------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                                                  $ 2,371,531       $ 1,553,362
------------------------------------------------------------------------------------------------------
SSgA Small Cap Fund                                                        2,981,207         2,570,320
------------------------------------------------------------------------------------------------------
SSgA Matrix Equity Fund                                                    4,135,005         3,831,136
------------------------------------------------------------------------------------------------------
SSgA Growth and Income Fund                                                1,944,399           841,720
------------------------------------------------------------------------------------------------------
SSgA Special Equity Fund                                                     110,157            42,924
------------------------------------------------------------------------------------------------------
SSgA Tuckerman Active REIT Fund                                              233,829            42,368
------------------------------------------------------------------------------------------------------
SSgA Aggressive Equity Fund                                                   34,124               N/A
------------------------------------------------------------------------------------------------------
SSgA IAM SHARES Fund                                                          35,669*              N/A
------------------------------------------------------------------------------------------------------
SSgA Emerging Markets Fund                                                 2,037,694         1,997,920
------------------------------------------------------------------------------------------------------
SSgA Active International Fund                                               704,561           789,484
------------------------------------------------------------------------------------------------------
SSgA International Growth Opportunities Fund                                 280,800            47,352
------------------------------------------------------------------------------------------------------
SSgA Bond Market Fund                                                        658,662           396,385
------------------------------------------------------------------------------------------------------
SSgA Intermediate Fund                                                       617,533           526,775
------------------------------------------------------------------------------------------------------
SSgA High Yield Bond Fund                                                     63,113             9,082
------------------------------------------------------------------------------------------------------
SSgA Yield Plus Fund                                                       1,590,264         1,562,490
------------------------------------------------------------------------------------------------------
SSgA Money Market Fund                                                    18,916,832        12,730,865
------------------------------------------------------------------------------------------------------
SSgA US Government Money Market Fund                                       3,309,521         2,155,910
------------------------------------------------------------------------------------------------------

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.


The Advisor has voluntarily agreed to waive or reimburse its Advisory fee for some of the Underlying Funds. The Advisory fee after the waiver or reimbursement amounted to the following percentages of average daily net assets for the fiscal year ended August 31, 1999.:


--------------------------------------------------------------------------------
Underlying Fund                                      Advisory Fee After
                                                     Waivers or
                                                     Reimbursements

--------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                                  0.00%
--------------------------------------------------------------------------------
SSgA Matrix Equity Fund                                  0.16%
--------------------------------------------------------------------------------
SSgA Small Cap Fund                                      0.00%
--------------------------------------------------------------------------------
SSgA Growth and Income Fund                              0.07%
--------------------------------------------------------------------------------
SSgA Special Equity Fund                                 0.47%
--------------------------------------------------------------------------------
SSgA Tuckerman Active REIT Fund                          0.09%
--------------------------------------------------------------------------------
SSgA Aggressive Equity Fund                              0.65%
--------------------------------------------------------------------------------
SSgA Active International Fund                           0.37%
--------------------------------------------------------------------------------
SSgA IAM SHARES                                          0.23%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SSgA Emerging Markets Fund                               0.09%
--------------------------------------------------------------------------------
SSgA International Growth Opportunities Fund             0.20%
--------------------------------------------------------------------------------
SSgA Bond Market Fund                                    0.00%
--------------------------------------------------------------------------------
SSgA Intermediate Fund                                   0.51%
--------------------------------------------------------------------------------
SSgA High Yield Bond Fund                                0.22%
--------------------------------------------------------------------------------
SSgA Yield Plus Fund                                     0.00%
--------------------------------------------------------------------------------
SSgA Money Market Fund                                   0.00%
--------------------------------------------------------------------------------
SSgA US Government Money Market Fund                     0.00%
--------------------------------------------------------------------------------

The following table shows Advisory fees waived, if any, for the Underlying Funds by the Advisor for the past three fiscal years:


------------------------------------------------------------------------------------------
Advisory Expenses Waived by the Advisor for the Underlying Funds for
the Fiscal Years Ended August 31:
------------------------------------------------------------------------------------------
Underlying Fund                            2000               1999              1998
------------------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                                       $2,357,461        $1,553,362
------------------------------------------------------------------------------------------
SSgA Matrix Equity Fund                                          898,383         1,468,858
------------------------------------------------------------------------------------------
SSgA Active International Fund                                   344,227           303,608
------------------------------------------------------------------------------------------
SSgA Bond Market Fund                                                N/A            51,983
------------------------------------------------------------------------------------------


The following table shows Advisory fees reimbursed, if any, for the Underlying Funds by the Advisor for the past three fiscal years:


----------------------------------------------------------------------------------------
Advisory Expenses Reimbursed by the Advisor for the Underlying Funds
for the Fiscal Years Ended August 31:
----------------------------------------------------------------------------------------
Underlying Fund                            2000             1999                1998
----------------------------------------------------------------------------------------
SSgA Small Cap Fund                                              N/A                 N/A
----------------------------------------------------------------------------------------
SSgA Growth and Income Fund                                 $162,524            $189,990
----------------------------------------------------------------------------------------
SSgA Emerging Markets Fund                                   243,835             342,890
----------------------------------------------------------------------------------------
SSgA Intermediate Fund                                       392,319             349,406
----------------------------------------------------------------------------------------
SSgA Special Equity Fund                                      69,513              25,783
----------------------------------------------------------------------------------------
SSgA Aggressive Equity Fund                                   43,969               N/A
----------------------------------------------------------------------------------------
SSgA High Yield Bond Fund                                     45,278              30,649
----------------------------------------------------------------------------------------
SSgA Tuckerman Active REIT Fund                               33,270              25,008
----------------------------------------------------------------------------------------
SSgA International Growth
   Opportunities Fund                                         75,630              35,553
----------------------------------------------------------------------------------------


The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Life Solutions Fund and either a majority of all Trustees or a majority of the shareholders of the Life Solutions Fund approve its continuance. The Agreement may be terminated by Advisor or the Life Solutions Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


ADMINISTRATOR

Frank Russell Investment Management Company ("Administrator") serves as the Life Solutions and Underlying Funds' Administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). The Life Solutions Funds do not pay the Administrator a fee. However, each Underlying Fund pays the Administrator for its services. A description of the services provided under the Administration Agreement and the basis for computing the administration fee is provided in the Life Solutions Fund's Prospectus. The following table shows the expenses accrued by the Underlying Funds for administration services for the past three fiscal years:


----------------------------------------------------------------------------------------------------------
Administration Expenses Accrued by Underlying Funds for the Fiscal Years Ended August 31:
----------------------------------------------------------------------------------------------------------
Underlying Fund                                     2000              1999               1998
----------------------------------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                                                     $  739,432         $  469,014
----------------------------------------------------------------------------------------------------------
SSgA Small Cap Fund                                                            123,690            104,139
----------------------------------------------------------------------------------------------------------
SSgA Matrix Equity Fund                                                        171,590            155,073
----------------------------------------------------------------------------------------------------------
SSgA Growth and Income Fund                                                     71,293             29,989
----------------------------------------------------------------------------------------------------------
SSgA Special Equity Fund                                                         4,566              1,734
----------------------------------------------------------------------------------------------------------
SSgA Tuckerman Active REIT Fund                                                 11,227              1,975
----------------------------------------------------------------------------------------------------------
SSgA Aggressive Equity Fund                                                      1,463                N/A
----------------------------------------------------------------------------------------------------------
SSgA IAM SHARES Fund                                                             3,115*               N/A
----------------------------------------------------------------------------------------------------------
SSgA Emerging Markets Fund                                                     187,953            175,204
----------------------------------------------------------------------------------------------------------
SSgA Active International Fund                                                  64,929             69,319
----------------------------------------------------------------------------------------------------------
SSgA International Growth Opportunities Fund                                    25,987              4,202
----------------------------------------------------------------------------------------------------------
SSgA Bond Market Fund                                                           68,425             39,978
----------------------------------------------------------------------------------------------------------
SSgA Intermediate Fund                                                          23,998             19,915
----------------------------------------------------------------------------------------------------------
SSgA High Yield Bond Fund                                                        6,579                912
----------------------------------------------------------------------------------------------------------
SSgA Yield Plus Fund                                                           197,686            188,882
----------------------------------------------------------------------------------------------------------
SSgA Money Market Fund                                                       2,350,171          1,532,523
----------------------------------------------------------------------------------------------------------
SSgA US Government Money Market Fund                                           412,315            262,785
----------------------------------------------------------------------------------------------------------

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.


The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Life Solutions Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or the Life Solutions Funds without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Zurich, Paris and Auckland, and have approximately 1,400 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independent operating subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator's and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Life Solutions Funds may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Life Solutions Funds may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Life Solutions Funds have adopted an active distribution plan (the "Plan"), which is described in the Life Solutions Fund's Prospectus. Further, the Underlying Funds have adopted an active distribution plan.

The Plan provides that the Life Solutions Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Funds may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

The following table shows the expenses accrued by the Underlying Funds to Russell Fund Distributors, Inc., as Distributor, for the past three fiscal years ended August 31:


------------------------------------------------------------------------------------------------------
Distribution Expenses Accrued by Underlying Funds for the Fiscal Years Ended August 31:
------------------------------------------------------------------------------------------------------
Underlying Fund                                  2000               1999              1998
------------------------------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                                                  $  909,637        $  689,820
------------------------------------------------------------------------------------------------------
SSgA Small Cap Fund                                                         357,033           233,331
------------------------------------------------------------------------------------------------------
SSgA Matrix Equity Fund                                                     200,471           189,023
------------------------------------------------------------------------------------------------------
SSgA Growth and Income Fund                                                 145,722            50,316
------------------------------------------------------------------------------------------------------
SSgA Special Equity Fund                                                     14,368             1,165
------------------------------------------------------------------------------------------------------
SSgA Tuckerman Active REIT Fund                                              16,606             1,708
------------------------------------------------------------------------------------------------------
SSgA Aggressive Equity Fund                                                   1,102               N/A
------------------------------------------------------------------------------------------------------
SSgA IAM SHARES Fund                                                          2,703*              N/A
------------------------------------------------------------------------------------------------------
SSgA Emerging Markets Fund                                                  231,395           243,326
------------------------------------------------------------------------------------------------------
SSgA Active International Fund                                               36,135            37,376
------------------------------------------------------------------------------------------------------
SSgA International Growth Opportunities Fund                                 19,035             1,408
------------------------------------------------------------------------------------------------------
SSgA Bond Market Fund                                                        75,956            46,241
------------------------------------------------------------------------------------------------------
SSgA Intermediate Fund                                                       28,632            22,918
------------------------------------------------------------------------------------------------------
SSgA High Yield Bond Fund                                                    13,258               858
------------------------------------------------------------------------------------------------------
SSgA Yield Plus Fund                                                        248,774           240,957
------------------------------------------------------------------------------------------------------
SSgA Money Market Fund                                                    2,770,913         2,327,851
------------------------------------------------------------------------------------------------------
SSgA US Government Money Market Fund                                        317,018           309,505
------------------------------------------------------------------------------------------------------

*For the period June 2, 1999 (commencement of operations) to August 31, 1999.

The following table shows the expenses accrued by the Life Solutions Funds to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:


----------------------------------------------------------------------------------------------
Distribution Expenses Accrued by The Life Solutions Funds for the Fiscal Year Ended August 31:
----------------------------------------------------------------------------------------------
Life Solutions Fund                   2000               1999               1998
----------------------------------------------------------------------------------------------
Balanced                                                 $20,018            $40,582
----------------------------------------------------------------------------------------------
Growth                                                    12,857             26,907
----------------------------------------------------------------------------------------------
Income and Growth                                          5,480              9,748
----------------------------------------------------------------------------------------------

For fiscal 2000, this amount is reflective of the following individual payments:

-----------------------------------------------------------------------------------------------------------------------
                  Advertising    Printing of      Compensation to     Compensation to      Other(1)       Total
                                 Prospectuses     Dealers             Sales Personnel
-----------------------------------------------------------------------------------------------------------------------
Underlying Fund:
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index
-----------------------------------------------------------------------------------------------------------------------
Small Cap
-----------------------------------------------------------------------------------------------------------------------
Matrix
-----------------------------------------------------------------------------------------------------------------------
Growth and
 Income
-----------------------------------------------------------------------------------------------------------------------
Special Equity
-----------------------------------------------------------------------------------------------------------------------
Active REIT
-----------------------------------------------------------------------------------------------------------------------
Aggressive
Equity
-----------------------------------------------------------------------------------------------------------------------
IAM SHARES
-----------------------------------------------------------------------------------------------------------------------
Emerging
 Markets
-----------------------------------------------------------------------------------------------------------------------
Active
International
-----------------------------------------------------------------------------------------------------------------------
International
Growth Oppor-
tunities
-----------------------------------------------------------------------------------------------------------------------
Bond Market
-----------------------------------------------------------------------------------------------------------------------


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

-----------------------------------------------------------------------------------------------------------------------
Intermediate
-----------------------------------------------------------------------------------------------------------------------
High Yield Bond
-----------------------------------------------------------------------------------------------------------------------
Yield Plus
-----------------------------------------------------------------------------------------------------------------------
Money
 Market
-----------------------------------------------------------------------------------------------------------------------
Government
-----------------------------------------------------------------------------------------------------------------------

Life Solutions
Funds:
-----------------------------------------------------------------------------------------------------------------------
Balanced
-----------------------------------------------------------------------------------------------------------------------
Growth
-----------------------------------------------------------------------------------------------------------------------
Income and
Growth
-----------------------------------------------------------------------------------------------------------------------


Under the Plan, the Underlying Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include Advisor ("Service Organizations"), to provide shareholder servicing with respect to Underlying Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in each Underlying Fund's Prospectus under "Distribution and Shareholder Servicing."

The following table shows the expenses accrued, if any, by the Underlying Funds to the Advisor, under a Service Agreement pursuant to Rule 12b-1, for the past three fiscal years ended August 31:


--------------------------------------------------------------------------------------------------------
Expenses Accrued by Underlying Funds to Advisor Pursuant to a Service
Agreement for the Fiscal Years Ended August 31:
--------------------------------------------------------------------------------------------------------
Underlying Fund                                        2000              1999             1998
--------------------------------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                                                      $  817,524       $  480,844
--------------------------------------------------------------------------------------------------------
SSgA Small Cap Fund                                                             416,264          323,393
--------------------------------------------------------------------------------------------------------
SSgA Matrix Equity Fund                                                         503,372          438,952
--------------------------------------------------------------------------------------------------------
SSgA Growth and Income Fund                                                     202,467           73,390
--------------------------------------------------------------------------------------------------------
SSgA Special Equity Fund                                                          4,667            1,466
--------------------------------------------------------------------------------------------------------
SSgA Tuckerman Active REIT Fund                                                  11,064            2,059
--------------------------------------------------------------------------------------------------------
SSgA Aggressive Equity                                                                7              N/A
--------------------------------------------------------------------------------------------------------
SSgA IAM SHARES Fund                                                              3,598              N/A
--------------------------------------------------------------------------------------------------------
SSgA Emerging Markets Fund                                                       83,019           79,828
--------------------------------------------------------------------------------------------------------
SSgA Active International Fund                                                   26,674           31,171
--------------------------------------------------------------------------------------------------------
SSgA International Growth Opportunities Fund                                     12,780            1,643
--------------------------------------------------------------------------------------------------------
SSgA Bond Market Fund                                                            64,379           26,340
--------------------------------------------------------------------------------------------------------
SSgA Intermediate Fund                                                           49,701           36,354
--------------------------------------------------------------------------------------------------------
SSgA High Yield Bond Fund                                                         4,821              759
--------------------------------------------------------------------------------------------------------
SSgA Yield Plus Fund                                                            294,682          270,457
--------------------------------------------------------------------------------------------------------
SSgA Money Market Fund                                                        2,691,113        1,890,456
--------------------------------------------------------------------------------------------------------
SSgA US Government Money  Market Fund                                           635,532          386,357
--------------------------------------------------------------------------------------------------------

For the fiscal year ended August 31, 2000, the Life Solutions Funds accrued no expenses to the Advisor under a Service Agreement pursuant to Rule 12b-1. [FRIMCO CONFIRM]


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


Since the Life Solutions Funds purchase only shares of the Underlying Funds, such transactions are effected through the Funds' Transfer Agent and are not effected through a broker. However, all portfolio transactions are placed on behalf of the Underlying Funds by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Underlying Fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Underlying Fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause the Underlying Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Underlying Fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Underlying Funds and review the prices paid by the Underlying Funds over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Underlying Funds. Certain services received by the Advisor attributable to a particular Underlying Fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.


The following table shows the brokerage commissions paid by the certain Underlying Funds for the past three fiscal years. Underlying Funds not listed below paid no brokerage commissions during the past three years:


-----------------------------------------------------------------------------------------
Brokerage Commissions Paid by Underlying Funds for the Fiscal Years Ended August 31:
-----------------------------------------------------------------------------------------
Underlying Fund                       2000              1999              1998
-----------------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                                      $  245,467        $  256,104
-----------------------------------------------------------------------------------------
SSgA Small Cap Fund                                             976,387           926,902
-----------------------------------------------------------------------------------------
SSgA Matrix Equity Fund                                       1,213,696         1,062,789
-----------------------------------------------------------------------------------------
SSgA Growth and Income Fund                                     288,787           131,302
-----------------------------------------------------------------------------------------
SSgA Emerging Markets Fund                                      627,264           842,128
-----------------------------------------------------------------------------------------
SSgA Active International Fund                                  186,482               N/A
-----------------------------------------------------------------------------------------
SSgA Tuckerman Active REIT                                      131,088               N/A
-----------------------------------------------------------------------------------------
SSgA Int'l Growth Opportunities                                  29,489               N/A
-----------------------------------------------------------------------------------------
SSgA Special Equity Fund                                         54,166               N/A
-----------------------------------------------------------------------------------------
SSgA Aggressive Equity Fund                                      20,260               N/A
-----------------------------------------------------------------------------------------
SSgA IAM Shares Fund                                             58,358               N/A
-----------------------------------------------------------------------------------------


Of the total brokerage commissions paid by certain Underlying Funds, the following table shows the amount of commissions received, if any, by an affiliated broker/dealer for the past three fiscal years:


-----------------------------------------------------------------------------------------
Brokerage Commissions Received by Affiliated Broker/Dealers for the Fiscal Years Ended
August 31:
-----------------------------------------------------------------------------------------
Underlying Fund                        2000              1999              1998
-----------------------------------------------------------------------------------------
SSgA S&P 500 Index Fund                                        $200,264          $152,786
-----------------------------------------------------------------------------------------
SSgA Small Cap Fund                                              68,610            54,003
-----------------------------------------------------------------------------------------
SSgA Matrix Equity Fund                                         296,885           221,282
-----------------------------------------------------------------------------------------
SSgA Growth and Income Fund                                     220,657            96,102
-----------------------------------------------------------------------------------------
SSgA Active International Fund                                   11,982               N/A
-----------------------------------------------------------------------------------------
SSgA Special Equity Fund                                          1,250               N/A
-----------------------------------------------------------------------------------------
SSgA Aggressive Equity Fund                                      12,118               N/A
-----------------------------------------------------------------------------------------
SSgA IAM Shares Fund                                             28,756               N/A
-----------------------------------------------------------------------------------------

The principal reasons for changes in an Underlying Fund's brokerage commissions for the three years were: (1) changes in fund asset size; and (2) changes in market conditions.

The following table shows: (1) the percentage of brokerage commissions received by affiliated broker/dealers (in relation to the total brokerage commissions paid by the Underlying Funds and Life Solutions Funds); and (2) the percentage of trading activity transactions effected through an affiliated broker/dealer (in relation to total transactions effected by the Underlying Funds or Life Solutions Funds) for the fiscal year ended August 31, 2000:

----------------------------------------------------------------------------------------------------
Fund                                  Total Brokerage Commissions        Total Commission-Based
                                      Received by Affiliated B/Ds (%)    Transactions Effected
                                                                         Through Affiliated B/Ds (%)
----------------------------------------------------------------------------------------------------
SSgA S&P 500 Index Fund
----------------------------------------------------------------------------------------------------
SSgA Small Cap Fund
----------------------------------------------------------------------------------------------------
SSgA Matrix Equity Fund
----------------------------------------------------------------------------------------------------
SSgA Growth and Income Fund
----------------------------------------------------------------------------------------------------
SSgA Tuckerman Active REIT
----------------------------------------------------------------------------------------------------
SSgA Special Equity Fund
----------------------------------------------------------------------------------------------------
SSgA Aggressive Equity Fund
----------------------------------------------------------------------------------------------------
SSgA IAM Shares Fund
----------------------------------------------------------------------------------------------------

During the fiscal year ended August 31, 2000, the Life Solutions Funds did not purchase securities issued by regular broker dealers of the Funds, as defined by Rule 10b-10 of the 1940 Act. Please refer to each Underlying Fund's SAIs for a list of purchases of securities issued by the top ten regular broker dealers of each respective Underlying Fund, and commissions paid,if applicable by dollar amounts of securities executed or commissions received on behalf of each Underlying Fund as of August 31, 2000. The Yield Plus and Money Market Funds normally do not pay a stated brokerage commission on transactions.


                      PRICING OF LIFE SOLUTIONS FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. Net asset value per share is calculated once each business day for the Life Solutions Funds as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Life Solutions Funds' net asset value is determined by appraising each Fund's underlying investment (i.e., the Underlying Funds as the current net asset value per share of the Underlying Funds). Trading may occur in the Underlying Funds in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). Because the net asset value of the Underlying Funds will not be calculated at such times, if securities held in the Underlying Funds are traded at such times, the Underlying Funds' net asset value per share may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares, which in turn affects the net asset value of the Life Solutions Funds. Moreover, trading in securities on European and Asian exchanges and in the over-the-counter market is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Underlying Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Underlying Fund's net asset value, in which case an adjustment would be made.


With the exceptions noted below, the Underlying Funds value portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sale price.


The Underlying Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Underlying Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on Underlying Fund shares computed by dividing the annualized daily income of the Underlying Fund's portfolio by the net asset value based upon the amortized cost valuation method may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Underlying Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

The Life Solutions Funds intend to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Life Solutions Funds will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the Life Solutions Funds distribute annually to shareholders at least 90% of net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Life Solutions Funds to qualify as a RIC they must abide by all of the following requirements: (1) at least 90% of the Life Solutions Funds' gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the Life Solutions Funds' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Life Solutions Funds and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Life Solutions Funds' taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

The Life Solutions Funds will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of i ordinary income for that year; (2) 98% of capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Life Solutions Funds subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as long-term gain with respect to shares of a Life Solutions Fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the capital gain distribution.

As permitted by tax regulations, the Growth Fund intends to defer a net realized capital loss of $32,528 incurred from November 1, 1998 to August 31, 1999, and treat it as arising in fiscal year 2000.

Issues Related to Hedging and Option Investments. The Underlying Funds' ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Underlying Funds' income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by the Underlying Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Underlying Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Underlying Funds in advance since the amount of the assets to be invested within various countries is not known.

If the Underlying Funds invest in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Underlying Funds. The Underlying Funds can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

State and Local Taxes. Depending upon the extent of the Underlying Funds' activities in states and localities in which their offices are maintained, their agents or independent contractors are located or it is otherwise deemed to be conducting business, the Underlying Funds may be subject to the tax laws of such states or localities.


The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Life Solutions Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Life Solutions Funds with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

The Life Solutions Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

            Where: P =   a hypothetical initial payment of $1,000

             T =         average annual total return

             n =         number of years

            ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the Life Solutions Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

The average annual total return for each applicable Underlying Fund and Life Solutions Fund is as follows:


---------------------------------------------------------------------------------------------------------
Average Annual Total Return
---------------------------------------------------------------------------------------------------------
Fund                                                    One Year Ending   Five Years       Inception Date
                                                        August 31, 2000   Ending August    to August 31,
                                                        (%):              31, 2000 (%):    2000 (%):(1)
---------------------------------------------------------------------------------------------------------
SSgA S&P 500 Index Fund
---------------------------------------------------------------------------------------------------------
SSgA Small Cap Fund
---------------------------------------------------------------------------------------------------------
SSgA Matrix Equity Fund
---------------------------------------------------------------------------------------------------------
SSgA Special Equity Fund
---------------------------------------------------------------------------------------------------------
SSgA Growth and Income Fund
---------------------------------------------------------------------------------------------------------
SSgA IAM SHARES Fund
---------------------------------------------------------------------------------------------------------
SSgA Emerging Markets Fund
---------------------------------------------------------------------------------------------------------
SSgA Active International Fund
---------------------------------------------------------------------------------------------------------

----------
(1)   Periods less than one year are not annualized.

---------------------------------------------------------------------------------------------------------
SSgA Tuckerman Active REIT Fund
---------------------------------------------------------------------------------------------------------
SSgA Aggressive Equity Fund(1)
---------------------------------------------------------------------------------------------------------
SSgA International Growth Opportunities Fund
---------------------------------------------------------------------------------------------------------
SSgA High Yield Bond Fund
---------------------------------------------------------------------------------------------------------
SSgA Bond Market Fund
---------------------------------------------------------------------------------------------------------
SSgA Intermediate Fund
---------------------------------------------------------------------------------------------------------
SSgA Yield Plus Fund
---------------------------------------------------------------------------------------------------------
SSgA Life Solutions Balanced Fund
---------------------------------------------------------------------------------------------------------
SSgA Life Solutions Growth Fund
---------------------------------------------------------------------------------------------------------
SSgA Life Solutions Income and Growth Fund
---------------------------------------------------------------------------------------------------------


Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

YIELD

Some of the Underlying Funds compute yields. Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

             YIELD = 2[(a-b+1)^6-1]
                        ---
                        Cd

             Where: A =   dividends and interests earned during the period

             B =          expenses accrued for the period (net of
                          reimbursements);

             C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

             D = the maximum offering price per share on the last day of the period.

The current annualized yield of the applicable Underlying Funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^365/7]-1


The following table shows the current 30-day yield (annualized), or current and effective 7-day yields, for the period ended August 31, 2000, for each Underlying Fund (as applicable):

----------
(1) For the period December 30, 1998 (commencement of operations) to August 31, 1999, amount is not annualized.

------------------------------------------------------------------------------------------
Underlying Fund                      Current            Current            Effective
                                     30-day Yield (%)   7-day Yield (%)    7-day Yield (%)
------------------------------------------------------------------------------------------
SSgA Bond Market Fund                                         N/A                N/A
------------------------------------------------------------------------------------------
SSgA Intermediate Fund                                        N/A                N/A
------------------------------------------------------------------------------------------
SSgA High Yield Bond Fund                                     N/A                N/A
------------------------------------------------------------------------------------------
SSgA Yield Plus Fund                                          N/A                N/A
------------------------------------------------------------------------------------------
SSgA Money Market Fund                     N/A
------------------------------------------------------------------------------------------
SSgA US Government Money                   N/A
  Market Fund
------------------------------------------------------------------------------------------


The yield quoted is not indicative of future results. Yields will depend on the type, quality, and maturity and interest rate of instruments held by the Underlying Fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the Life Solutions Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants are included in the Life Solutions Funds' Annual Report to Shareholders. Copies of these reports accompany this Statement of Additional Information and are incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               MATRIX EQUITY FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES........................6
   INVESTMENT RESTRICTIONS.....................................................9
   TEMPORARY DEFENSIVE POSITION...............................................10
   PORTFOLIO TURNOVER.........................................................10

MANAGEMENT OF THE FUND........................................................10

   BOARD OF TRUSTEES AND OFFICERS.............................................10
   COMPENSATION...............................................................13
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................13

INVESTMENT ADVISORY AND OTHER SERVICES........................................14

   ADVISOR....................................................................14
   ADMINISTRATOR..............................................................14
   CUSTODIAN AND TRANSFER AGENT...............................................16
   DISTRIBUTOR................................................................16
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................16
   INDEPENDENT ACCOUNTANTS....................................................17
   LEGAL COUNSEL..............................................................18

BROKERAGE PRACTICES AND COMMISSIONS...........................................18

PRICING OF FUND SHARES........................................................20

TAXES.........................................................................20

CALCULATION OF PERFORMANCE DATA...............................................21

ADDITIONAL INFORMATION........................................................22

   SHAREHOLDER MEETINGS.......................................................22
   CAPITALIZATION AND VOTING..................................................22
   FEDERAL LAW AFFECTING STATE STREET.........................................22
   PROXY VOTING POLICY........................................................23

FINANCIAL STATEMENTS..........................................................23

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Illiquid Securities. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

Warrants. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

American Depository Receipts (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

The S&P 500 Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.




Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."


Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.


Restrictions on OTC Options. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.


Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.


The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:


      1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.


      2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

      3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

      4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

      5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

      6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

      7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.


      9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.


      10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

      11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

      12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

      14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

      15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                      1999                      1998
--------------------------------------------------------------------------------
                          130.98%                   133.63%
--------------------------------------------------------------------------------


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with       Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                   Trustee (Interested    o     Vice Chairman, Frank Russell Company;
909 A Street                       Person of the SSgA
Tacoma, WA  98402                  funds as defined in    o     Chairman of the Board and Chief Executive Officer, Frank
Age 61                             the 1940 Act),               Russell Investment Management Company and Russell Fund
                                   Chairman of the              Distributors, Inc.;
                                   Board and President
                                                          o     Chairman of the Board, Frank Russell Trust Company;

                                                          o     Trustee, President and Chief Executive Officer, Frank
                                                                Russell Investment Company and Russell Insurance Funds;
                                                                and

                                                          o     Director, Russell Insurance Agency, Inc., Frank Russell
                                                                Investments (Ireland) Limited, Frank Russell Investment
                                                                Company plc; Frank Russell Institutional Funds plc, Frank
                                                                Russell Qualifying Investor Fund, and Frank Russell
                                                                Investments (Cayman) Ltd.

--------------------------------------------------------------------------------------------------------------------------
William L. Marshall                Trustee                o     Chief Executive Officer and President, Wm. L. Marshall
33 West Court Street                                            Associates, Inc. (a registered investment advisor and
Doylestown, PA 18901                                            provider of financial and related consulting services);
Age 58
                                                          o     Certified Financial Planner and Member, Institute of
                                                                Certified Financial Planners;

                                                          o     Member, Registry of Financial Planning Practitioners and
                                                                Advisory Committee, International Association for
                                                                Financial Planning Broker-Dealer Program;

                                                          o     Registered Representative for Securities with FSC
                                                                Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich               Trustee                o     September 2000 to Present, Global Head of Structured Real
522 5th Avenue                                                  Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                    o     January 2000 to September 2000, Managing Director, HSBC
                                                                Securities (USA) Inc.

                                                          o     From 1998 to 2000, President, Key Global Capital, Inc.;

                                                          o     From 1997 to 1998, Partner, Squire, Sanders & Dempsey (law
                                                                firm); and

                                                          o     From 1994 to 1997, Partner, Brown, Rudnick, Freed & Gesmer
                                                                (law firm).

--------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                   Trustee                o     Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                   Trustee                o     President and Chief Executive Officer, Blue Cross/Blue
3350 Peachtree Road, N.E.                                       Shield of Georgia.
Atlanta, GA  30326
Age 55
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                     Trustee                o     Consultant, Computer Simulation, General Electric
26 Round Top Road                                               Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                      Trustee                o     President and Director, Zink & Triest Co., Inc. (dealer in
111 Commerce Drive                                              vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                    o     Director, Executive Vice President, A.M. Todd Group, Inc.
                                                                and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------------------
J. David Griswold                  Vice President and     o     Assistant Secretary and Associate General Counsel, Frank
909 A Street                       Secretary                    Russell Investment Management Company, Frank Russell
Tacoma, WA  98402                                               Capital Inc., Frank Russell Company and Frank Russell
Age 43                                                          Investments (Delaware), Inc.;

                                                          o     President and Associate General Counsel, Russell Fund
                                                                Distributors, Inc.

                                                          o     Director, Secretary and Associate General Counsel, Frank
                                                                Russell Securities, Inc.;

                                                          o     Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                    Treasurer and          o     Director - Funds Administration, Frank Russell Investment
909 A Street                       Principal Accounting         Management Company and Frank Russell Trust Company; and
Tacoma, WA  98402                  Officer
Age 37                                                    o     Treasurer and Chief Accounting Officer, Frank Russell
                                                                Investment Company and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                      Assistant Treasurer    o     Manager, Fund Administration, Frank Russell Investment
909 A Street                                                    Management Company; and
Tacoma, WA  98402
Age 35                                                    o     Assistant Treasurer, Frank Russell Investment Company and
                                                                Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                   Assistant Secretary    o     Associate General Counsel and Assistant Secretary, Frank
909 A Street                                                    Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                               Company, Frank Russell Trust Company, Frank Russell
Age 36                                                          Investment Company, Russell Insurance Funds, and Russell
                                                                Insurance Agency.

--------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                  Assistant Secretary    o     Senior Paralegal and Assistant Secretary, Frank Russell
909 A Street                                                    Company, Frank Russell Investment Management Company,
Tacoma, WA  98402                                               Frank Russell Securities, Inc., Russell Fund Distributors,
Age 35                                                          Inc., Frank Russell Capital Inc., Frank Russell
                                                                International Services Company Inc., Russell Real Estate
                                                                Advisors Inc. and A Street Investment Associates, Inc.
--------------------------------------------------------------------------------------------------------------------------

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
Name of SSgA Fund                         Amount of Total Annual Trustee
                                          Compensation (Including Out of Pocket
                                          Expenses) Attributable to Each Fund
                                          For the Fiscal Year Ended August 31,
                                          2000
--------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------
US Government Money Market
--------------------------------------------------------------------------------
Matrix Equity
--------------------------------------------------------------------------------
S&P 500 Index
--------------------------------------------------------------------------------
Small Cap
--------------------------------------------------------------------------------
Yield Plus
--------------------------------------------------------------------------------
Bond Market
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------
US Treasury Money Market
--------------------------------------------------------------------------------
Growth & Income
--------------------------------------------------------------------------------
Intermediate
--------------------------------------------------------------------------------
Prime Money Market
--------------------------------------------------------------------------------
Tax Free Money Market
--------------------------------------------------------------------------------
Active International
--------------------------------------------------------------------------------
International Growth Opportunities
--------------------------------------------------------------------------------
Tuckerman Active REIT
--------------------------------------------------------------------------------
High Yield Bond
--------------------------------------------------------------------------------
Special Equity
--------------------------------------------------------------------------------
Aggressive Equity
--------------------------------------------------------------------------------
IAM SHARES
--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
All Life Solutions Funds                                     0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street,


----------
(1)   The fund did not operate a full year during fiscal 2000.

who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:




                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                       1999                        1998
--------------------------------------------------------------------------------
                           $4,135,005                  $3,831,136
--------------------------------------------------------------------------------


The Advisor voluntarily agreed to waive .125% of its advisory fee to the fund. Advisor fees of $____________ in fiscal 2000, $898,383 in fiscal 1999 and 41,468,858 in fiscal 1998.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                       1999                        1998
--------------------------------------------------------------------------------
                           $171,590                    $155,073
--------------------------------------------------------------------------------

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations;

arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.


Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to Distributor for the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                       1999                       1998
--------------------------------------------------------------------------------
                           $200,471                   $189,023
--------------------------------------------------------------------------------

For fiscal 2000, these amounts are reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)


The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                       1999                       1998
--------------------------------------------------------------------------------
                           $503,372                   $438,952
--------------------------------------------------------------------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of each fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.


The brokerage commissions paid by the fund amounted to the following for the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                      1999                      1998
--------------------------------------------------------------------------------
                          $1,213,698                $1,062,789
--------------------------------------------------------------------------------

Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                      1999                      1998
--------------------------------------------------------------------------------
                          $296,885                  $221,282
--------------------------------------------------------------------------------


The principal reasons for changes in the fund's brokerage commissions for the three years were: (1) changes in fund asset size; and (2) changes in market conditions.


Relating to the total brokerage commissions paid by the fund for fiscal 2000, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to ___% of the total. _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.

The percentage of transactions (relating to trading activity) effected through an affiliated broker/dealer as a percentage of total transactions was 29% for the fiscal period ended August 31, 2000.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:


                                           Securities           Commissions
                                             ($000)                ($000)
                                      ------------------------------------------

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.


With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.


Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.


International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.


The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

            where:  P =    a hypothetical initial payment of $1,000

                    T =    average annual total return
                    n =    number of years

                    ERV =  ending redeemable value of a $1,000
                           payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


--------------------------------------------------------------------------------
One Year Ended           5 Years Ended         Inception to
August 31, 2000          August 31, 2000       August 31, 2000(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.


----------
(1) Periods less than one year are not annualized. The Fund commenced operations on May 4, 1992.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                       STATEMENT OF ADDITIONAL INFORMATION

                                MONEY MARKET FUND

                        U.S. GOVERNMENT MONEY MARKET FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of a prospectus by calling 1-800-647-7327.

This statement incorporates by reference each fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of each fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   INVESTMENT RESTRICTIONS.....................................................7

MANAGEMENT OF THE FUND.........................................................8

   BOARD OF TRUSTEES AND OFFICERS..............................................8
   COMPENSATION...............................................................11
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................11

INVESTMENT ADVISORY AND OTHER SERVICES........................................12

   ADVISOR....................................................................12
   ADMINISTRATOR..............................................................12
   CUSTODIAN AND TRANSFER AGENT...............................................14
   DISTRIBUTOR................................................................14
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................14
   INDEPENDENT ACCOUNTANTS....................................................16
   LEGAL COUNSEL..............................................................16

BROKERAGE PRACTICES AND COMMISSIONS...........................................16

PRICING OF FUND SHARES........................................................17

TAXES.........................................................................18

CALCULATION OF PERFORMANCE DATA...............................................19

ADDITIONAL INFORMATION........................................................19

   SHAREHOLDER MEETINGS.......................................................19
   CAPITALIZATION AND VOTING..................................................20
   FEDERAL LAW AFFECTING STATE STREET.........................................20
   PROXY VOTING POLICY........................................................20

FINANCIAL STATEMENTS..........................................................20

APPENDIX: DESCRIPTION OF SECURITIES RATINGS...................................21

   RATINGS OF DEBT INSTRUMENTS................................................21
   RATINGS OF COMMERCIAL PAPER................................................21

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the funds may invest in the following instruments and use the following investment techniques:

US Government Obligations. The types of US Government obligations in which each fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each fund may purchase US Government obligations on a forward commitment basis.


Treasury Inflation-Protection Securities. Each fund may invest in Inflation-Protection Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

Variable and Floating Rate Securities (Items 2, 3 and 4 below apply to the Money Market Fund only). The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the: (1) US Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.


Repurchase Agreements. The funds may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by Custodian until repurchased. Repurchase agreements assist the funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Advisor.


Section 4(2) Commercial Paper (Money Market only). The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

Asset-Backed Securities (Money Market Fund only). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.


The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

Mortgage-Related Securities. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

      1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

      2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

      3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.


Illiquid Securities. The fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Forward Commitments. Each fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with each fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

Reverse Repurchase Agreements. The funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions". Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by each fund may decline below the price at which it is obligated to repurchase the securities. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associates with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.


Stripped (Zero Coupon) Securities. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury and recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.


Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.


INVESTMENT RESTRICTIONS


Each fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of a fund's shareholders. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. A fund will not:


      1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities ). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. US banks and certain domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

      2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

      3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

      4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

      5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. With respect to the Money Market Fund only, the fund may lend cash to any registered investment company or portfolio series for which the Fund's Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.


      6. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.


      7.    Purchase or sell commodities or commodity futures contracts.


      8. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

      9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.


      10. Purchase or sell real estate or real estate mortgage loans; provided, however, that (i) the Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans; and (ii) the funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.


      11. Purchase interests in oil, gas or other mineral exploration or development programs.


      12. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

      13. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.


      14. Make investments for the purpose of gaining control of an issuer's management.

      15. Purchase the securities of any issuer if the Investment Company's officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

      16. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the fund's total assets would be invested in such securities.

      17. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the funds' shareholders.


      18. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.


With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with       Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                   Trustee (Interested    o     Vice Chairman, Frank Russell Company;
909 A Street                       Person of the SSgA
Tacoma, WA  98402                  funds as defined in    o     Chairman of the Board and Chief Executive Officer, Frank
Age 61                             the 1940 Act),               Russell Investment Management Company and Russell Fund
                                   Chairman of the              Distributors, Inc.;
                                   Board and President
                                                          o     Chairman of the Board, Frank Russell Trust Company;

                                                          o     Trustee, President and Chief Executive Officer, Frank
                                                                Russell Investment Company and Russell Insurance Funds;
                                                                and

                                                          o     Director, Russell Insurance Agency, Inc., Frank Russell
                                                                Investments (Ireland) Limited, Frank Russell Investment
                                                                Company plc; Frank Russell Institutional Funds plc, Frank
                                                                Russell Qualifying Investor Fund, and Frank Russell
                                                                Investments (Cayman) Ltd.

--------------------------------------------------------------------------------------------------------------------------
William L. Marshall                Trustee                o     Chief Executive Officer and President, Wm. L. Marshall
33 West Court Street                                            Associates, Inc. (a registered investment advisor and
Doylestown, PA 18901                                            provider of financial and related consulting services);
Age 58
                                                          o     Certified Financial Planner and Member, Institute of
                                                                Certified Financial Planners;

                                                          o     Member, Registry of Financial Planning Practitioners and
                                                                Advisory Committee, International Association for
                                                                Financial Planning Broker-Dealer Program;

                                                          o     Registered Representative for Securities with FSC
                                                                Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich               Trustee                o     September 2000 to Present, Global Head of Structured Real
522 5th Avenue                                                  Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                    o     January 2000 to September 2000, Managing Director, HSBC
                                                                Securities (USA) Inc.

                                                          o     From 1998 to 2000, President, Key Global Capital, Inc.;

                                                          o     From 1997 to 1998, Partner, Squire, Sanders & Dempsey (law
                                                                firm); and

                                                          o     From 1994 to 1997, Partner, Brown, Rudnick, Freed & Gesmer
                                                                (law firm).

--------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                   Trustee                o     Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                   Trustee                o     President and Chief Executive Officer, Blue Cross/Blue
3350 Peachtree Road, N.E.                                       Shield of Georgia.
Atlanta, GA  30326
Age 55
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                     Trustee                o     Consultant, Computer Simulation, General Electric
26 Round Top Road                                               Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                      Trustee                o     President and Director, Zink & Triest Co., Inc. (dealer in
111 Commerce Drive                                              vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                    o     Director, Executive Vice President, A.M. Todd Group, Inc.
                                                                and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------------------
J. David Griswold                  Vice President and     o     Assistant Secretary and Associate General Counsel, Frank
909 A Street                       Secretary                    Russell Investment Management Company, Frank Russell
Tacoma, WA  98402                                               Capital Inc., Frank Russell Company and Frank Russell
Age 43                                                          Investments (Delaware), Inc.;

                                                          o     President and Associate General Counsel, Russell Fund
                                                                Distributors, Inc.

                                                          o     Director, Secretary and Associate General Counsel, Frank
                                                                Russell Securities, Inc.;

                                                          o     Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                    Treasurer and          o     Director - Funds Administration, Frank Russell Investment
909 A Street                       Principal Accounting         Management Company and Frank Russell Trust Company; and
Tacoma, WA  98402                  Officer
Age 37                                                    o     Treasurer and Chief Accounting Officer, Frank Russell
                                                                Investment Company and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                      Assistant Treasurer    o     Manager, Fund Administration, Frank Russell Investment
909 A Street                                                    Management Company; and
Tacoma, WA  98402
Age 35                                                    o     Assistant Treasurer, Frank Russell Investment Company and
                                                                Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                   Assistant Secretary    o     Associate General Counsel and Assistant Secretary, Frank
909 A Street                                                    Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                               Company, Frank Russell Trust Company, Frank Russell
Age 36                                                          Investment Company, Russell Insurance Funds, and Russell
                                                                Insurance Agency.

--------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                  Assistant Secretary    o     Senior Paralegal and Assistant Secretary, Frank Russell
909 A Street                                                    Company, Frank Russell Investment Management Company,
Tacoma, WA  98402                                               Frank Russell Securities, Inc., Russell Fund Distributors,
Age 35                                                          Inc., Frank Russell Capital Inc., Frank Russell
                                                                International Services Company Inc., Russell Real Estate
                                                                Advisors Inc. and A Street Investment Associates, Inc.
--------------------------------------------------------------------------------------------------------------------------

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
Name of SSgA Fund                         Amount of Total Annual Trustee
                                          Compensation (Including Out of Pocket
                                          Expenses) Attributable to Each Fund
                                          For the Fiscal Year Ended August 31,
                                          2000
--------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------
US Government Money Market
--------------------------------------------------------------------------------
Matrix Equity
--------------------------------------------------------------------------------
S&P 500 Index
--------------------------------------------------------------------------------
Small Cap
--------------------------------------------------------------------------------
Yield Plus
--------------------------------------------------------------------------------
Bond Market
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------
US Treasury Money Market
--------------------------------------------------------------------------------
Growth & Income
--------------------------------------------------------------------------------
Intermediate
--------------------------------------------------------------------------------
Prime Money Market
--------------------------------------------------------------------------------
Tax Free Money Market
--------------------------------------------------------------------------------
Active International
--------------------------------------------------------------------------------
International Growth Opportunities
--------------------------------------------------------------------------------
Tuckerman Active REIT
--------------------------------------------------------------------------------
High Yield Bond
--------------------------------------------------------------------------------
Special Equity
--------------------------------------------------------------------------------
Aggressive Equity
--------------------------------------------------------------------------------
IAM SHARES
--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
All Life Solutions Funds                                     0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street,


----------
(1)   The fund did not operate a full year during fiscal 2000.

who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:


Money Market Fund



Government Money Market Fund



                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


The Money Market and Government Money Market Funds accrued the following expenses to Advisor for the fiscal years ended August 31:

--------------------------------------------------------------------------------
                            2000               1999               1998
--------------------------------------------------------------------------------
Money Market                                   $18,916,832        $12,730,865
--------------------------------------------------------------------------------
Government Money Market                         $3,309,521         $2,155,910
--------------------------------------------------------------------------------


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

The Money Market and Government Money Market Funds accrued the following expenses to Administrator for the fiscal years ended August 31:


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

--------------------------------------------------------------------------------
                            2000               1999               1998
--------------------------------------------------------------------------------
Money Market                                   $2,350,171         $1,532,523
--------------------------------------------------------------------------------
Government Money Market                          $412,315           $262,785
--------------------------------------------------------------------------------


CUSTODIAN AND TRANSFER AGENT

State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

Each fund accrued the following expenses to Distributor for the fiscal years ended August 31:


--------------------------------------------------------------------------------
                                 2000              1999             1998
--------------------------------------------------------------------------------
Money Market Fund                                  $2,770,913       $2,327,851
--------------------------------------------------------------------------------
Government Money Market Fund                          317,018          309,505
--------------------------------------------------------------------------------

For fiscal 2000, these amounts are reflective of the following individual payments:

                                              Money Market     Government
                                                               Money Market
Advertising
Printing of Prospectuses
Compensation to Dealers
Compensation to Sales Personnel
Other(1)


Each fund accrued expenses in the following amounts to Advisor, under Service Agreements pursuant to Rule 12b-1, for fiscal year ended August 31:


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

--------------------------------------------------------------------------------
                            2000               1999              1998
--------------------------------------------------------------------------------
Money Market Fund                              $2,691,113        $1,890,456
--------------------------------------------------------------------------------
Government Money
   Market Fund                                 $  635,531        $  386,357
--------------------------------------------------------------------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of each fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2000, the Money Market Fund and Government Money Market Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund.

The value of broker-dealer securities held as of August 31, 2000, is as follows:


                                                             Government
                                 Money Market Fund        Money Market Fund
                                      ($000)                   ($000)
                              -------------------------------------------------



The Money Market and US Government Money Market Funds normally do not pay a stated brokerage commissions on transactions.

                             PRICING OF FUND SHARES


Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. Net asset value per share of the Government Money Market Fund is calculated twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). Net asset value per share of the Money Market Fund is calculated as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.


It is the policy of each fund to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940

Act, the funds use the amortized cost valuation method to value portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on a fund's shares computed by dividing the annualized daily income on a fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize each fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of each fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


As of August 31, 2000, the Money Market Fund had a net tax basis capital loss carryover of $______, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 200_, whichever occurs first.


State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

            where:  P =     a hypothetical initial payment of $1,000

                    T =     average annual total return

                    n =     number of years

                    ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts. Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^365/7]-1


The following are the current and effective yields for the funds for the seven-day period ended August 31, 2000:

Money Market Fund

         Current Yield

         Effective Yield

Government Money Market Fund

         Current Yield

         Effective Yield


The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the funds.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for each fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in each fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o     High rates of return on funds employed.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

      F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

      F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff and Phelps, Inc. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

      Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      o Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      o Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      o Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      o Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, Inc. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

      A1+--Obligations supported by the highest capacity for timely repayment.

      A1--Obligations supported by a very strong capacity for timely repayment.

      A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

      B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

      D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                       STATEMENT OF ADDITIONAL INFORMATION

                             PRIME MONEY MARKET FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   INVESTMENT RESTRICTIONS.....................................................7

MANAGEMENT OF THE FUND.........................................................8

   BOARD OF TRUSTEES AND OFFICERS..............................................8
   COMPENSATION...............................................................11
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................11

INVESTMENT ADVISORY AND OTHER SERVICES........................................12

   ADVISOR....................................................................12
   ADMINISTRATOR..............................................................12
   CUSTODIAN AND TRANSFER AGENT...............................................14
   DISTRIBUTOR................................................................14
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................14
   INDEPENDENT ACCOUNTANTS....................................................15
   LEGAL COUNSEL..............................................................16

BROKERAGE PRACTICES AND COMMISSIONS...........................................16

PRICING OF FUND SHARES........................................................17

TAXES.........................................................................17

CALCULATION OF PERFORMANCE DATA...............................................18

ADDITIONAL INFORMATION........................................................19

   SHAREHOLDER MEETINGS.......................................................19
   CAPITALIZATION AND VOTING..................................................19
   FEDERAL LAW AFFECTING STATE STREET.........................................19
   PROXY VOTING POLICY........................................................20

FINANCIAL STATEMENTS..........................................................20

APPENDIX: DESCRIPTION OF SECURITIES RATINGS...................................21

   RATINGS OF DEBT INSTRUMENTS................................................21
   RATINGS OF COMMERCIAL PAPER................................................21

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Treasury Inflation-Protection Securities. The fund may invest in Inflation-Protection Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").


Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.


Variable and Floating Rate Securities. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions or (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.


Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.


The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

Mortgage-Related Securities. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.


      1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

      2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

      3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.


Illiquid Securities. The fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

Stripped (Zero Coupon) Securities. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury and recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

INVESTMENT RESTRICTIONS


The fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made and may not be changed without a vote of a majority of the funds shareholders. The fund will not:


      1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

      2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

      3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

      4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

      5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

      6. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

      7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

      8. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      10. Purchase interests in oil, gas or other mineral exploration or development programs.

      11. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

      12. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

      13. Make investments for the purpose of gaining control of an issuer's management.

      14. Purchase the securities of any issuer if the Investment Company's officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

      15. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the funds' total assets would be invested in such securities, except that the funds may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

      16. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with       Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                   Trustee (Interested    o     Vice Chairman, Frank Russell Company;
909 A Street                       Person of the SSgA
Tacoma, WA  98402                  funds as defined in    o     Chairman of the Board and Chief Executive Officer, Frank
Age 61                             the 1940 Act),               Russell Investment Management Company and Russell Fund
                                   Chairman of the              Distributors, Inc.;
                                   Board and President
                                                          o     Chairman of the Board, Frank Russell Trust Company;

                                                          o     Trustee, President and Chief Executive Officer, Frank
                                                                Russell Investment Company and Russell Insurance Funds;
                                                                and

                                                          o     Director, Russell Insurance Agency, Inc., Frank Russell
                                                                Investments (Ireland) Limited, Frank Russell Investment
                                                                Company plc; Frank Russell Institutional Funds plc, Frank
                                                                Russell Qualifying Investor Fund, and Frank Russell
                                                                Investments (Cayman) Ltd.

--------------------------------------------------------------------------------------------------------------------------
William L. Marshall                Trustee                o     Chief Executive Officer and President, Wm. L. Marshall
33 West Court Street                                            Associates, Inc. (a registered investment advisor and
Doylestown, PA 18901                                            provider of financial and related consulting services);
Age 58
                                                          o     Certified Financial Planner and Member, Institute of
                                                                Certified Financial Planners;

                                                          o     Member, Registry of Financial Planning Practitioners and
                                                                Advisory Committee, International Association for
                                                                Financial Planning Broker-Dealer Program;

                                                          o     Registered Representative for Securities with FSC
                                                                Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich               Trustee                o     September 2000 to Present, Global Head of Structured Real
522 5th Avenue                                                  Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                    o     January 2000 to September 2000, Managing Director, HSBC
                                                                Securities (USA) Inc.

                                                          o     From 1998 to 2000, President, Key Global Capital, Inc.;

                                                          o     From 1997 to 1998, Partner, Squire, Sanders & Dempsey (law
                                                                firm); and

                                                          o     From 1994 to 1997, Partner, Brown, Rudnick, Freed & Gesmer
                                                                (law firm).

--------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                   Trustee                o     Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                   Trustee                o     President and Chief Executive Officer, Blue Cross/Blue
3350 Peachtree Road, N.E.                                       Shield of Georgia.
Atlanta, GA  30326
Age 55
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                     Trustee                o     Consultant, Computer Simulation, General Electric
26 Round Top Road                                               Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                      Trustee                o     President and Director, Zink & Triest Co., Inc. (dealer in
111 Commerce Drive                                              vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                    o     Director, Executive Vice President, A.M. Todd Group, Inc.
                                                                and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------------------
J. David Griswold                  Vice President and     o     Assistant Secretary and Associate General Counsel, Frank
909 A Street                       Secretary                    Russell Investment Management Company, Frank Russell
Tacoma, WA  98402                                               Capital Inc., Frank Russell Company and Frank Russell
Age 43                                                          Investments (Delaware), Inc.;

                                                          o     President and Associate General Counsel, Russell Fund
                                                                Distributors, Inc.

                                                          o     Director, Secretary and Associate General Counsel, Frank
                                                                Russell Securities, Inc.;

                                                          o     Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                    Treasurer and          o     Director - Funds Administration, Frank Russell Investment
909 A Street                       Principal Accounting         Management Company and Frank Russell Trust Company; and
Tacoma, WA  98402                  Officer
Age 37                                                    o     Treasurer and Chief Accounting Officer, Frank Russell
                                                                Investment Company and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                      Assistant Treasurer    o     Manager, Fund Administration, Frank Russell Investment
909 A Street                                                    Management Company; and
Tacoma, WA  98402
Age 35                                                    o     Assistant Treasurer, Frank Russell Investment Company and
                                                                Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                   Assistant Secretary    o     Associate General Counsel and Assistant Secretary, Frank
909 A Street                                                    Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                               Company, Frank Russell Trust Company, Frank Russell
Age 36                                                          Investment Company, Russell Insurance Funds, and Russell
                                                                Insurance Agency.

--------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                  Assistant Secretary    o     Senior Paralegal and Assistant Secretary, Frank Russell
909 A Street                                                    Company, Frank Russell Investment Management Company,
Tacoma, WA  98402                                               Frank Russell Securities, Inc., Russell Fund Distributors,
Age 35                                                          Inc., Frank Russell Capital Inc., Frank Russell
                                                                International Services Company Inc., Russell Real Estate
                                                                Advisors Inc. and A Street Investment Associates, Inc.
--------------------------------------------------------------------------------------------------------------------------

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
Name of SSgA Fund                         Amount of Total Annual Trustee
                                          Compensation (Including Out of Pocket
                                          Expenses) Attributable to Each Fund
                                          For the Fiscal Year Ended August 31,
                                          2000
--------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------
US Government Money Market
--------------------------------------------------------------------------------
Matrix Equity
--------------------------------------------------------------------------------
S&P 500 Index
--------------------------------------------------------------------------------
Small Cap
--------------------------------------------------------------------------------
Yield Plus
--------------------------------------------------------------------------------
Bond Market
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------
US Treasury Money Market
--------------------------------------------------------------------------------
Growth & Income
--------------------------------------------------------------------------------
Intermediate
--------------------------------------------------------------------------------
Prime Money Market
--------------------------------------------------------------------------------
Tax Free Money Market
--------------------------------------------------------------------------------
Active International
--------------------------------------------------------------------------------
International Growth Opportunities
--------------------------------------------------------------------------------
Tuckerman Active REIT
--------------------------------------------------------------------------------
High Yield Bond
--------------------------------------------------------------------------------
Special Equity
--------------------------------------------------------------------------------
Aggressive Equity
--------------------------------------------------------------------------------
IAM SHARES
--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
All Life Solutions Funds                                     0
--------------------------------------------------------------------------------

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street,


----------
(1)   The fund did not operate a full year during fiscal 2000.

who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:



                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                         1999                      1998
--------------------------------------------------------------------------------
                             $4,030,377                $2,587,310
--------------------------------------------------------------------------------

The Advisor voluntarily agreed to reimburse the fund for all expenses in excess of .20% of average daily net assets on an annual basis. The Advisor has contractually agreed to this waiver through December 31, 2010. The Advisor reimbursed $_______________ in fiscal 2000, $1,729,867 in fiscal 1999 and
$1,437,500 in fiscal 1998.

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.


The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


The fund accrued the following expenses to Administrator for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                         1999                      1998
--------------------------------------------------------------------------------
                             $835,190                  $522,160
--------------------------------------------------------------------------------


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations;

arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to Russell Fund Distributors for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                         1999                      1998
--------------------------------------------------------------------------------
                             $673,246                  $470,433
--------------------------------------------------------------------------------

For fiscal 2000, these amounts are reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)

The fund accrued expenses in the following amount to Advisor, under a Service Agreement pursuant to Rule 12b-1, for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                         1999                      1998
--------------------------------------------------------------------------------
                             $671,730                  $431,218
--------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of each fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:

                                                                Securities
                                                                  ($000)
                                                           --------------------



The Prime Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

            where:  P =    a hypothetical initial payment of $1,000

                    T =    average annual total return

                    n =    number of years

                    ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^365/7]-1

The following are the Fund's current and effective yields for the seven-day period ended August 31, 2000:

         Current Yield

         Effective Yield

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS

The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            o     Leading market positions in well-established industries.

            o     High rates of return on funds employed.

            o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

      F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

      F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff and Phelps, Inc. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

      Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      o Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      o Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      o Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      o Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, Inc. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

      A1+--Obligations supported by the highest capacity for timely repayment.

      A1--Obligations supported by a very strong capacity for timely repayment.

      A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

      B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

      D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                       STATEMENT OF ADDITIONAL INFORMATION

                                 SMALL CAP FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES........................6
   INVESTMENT RESTRICTIONS.....................................................9
   TEMPORARY DEFENSIVE POSITION...............................................10
   PORTFOLIO TURNOVER.........................................................11

MANAGEMENT OF THE FUND........................................................11

   BOARD OF TRUSTEES AND OFFICERS.............................................11
   COMPENSATION...............................................................14
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................14

INVESTMENT ADVISORY AND OTHER SERVICES........................................15

   ADVISOR....................................................................15
   ADMINISTRATOR..............................................................15
   CUSTODIAN AND TRANSFER AGENT...............................................17
   DISTRIBUTOR................................................................17
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................17
   INDEPENDENT ACCOUNTANTS....................................................18
   LEGAL COUNSEL..............................................................19

BROKERAGE PRACTICES AND COMMISSIONS...........................................19

PRICING OF FUND SHARES........................................................21

TAXES.........................................................................22

CALCULATION OF PERFORMANCE DATA...............................................23

ADDITIONAL INFORMATION........................................................23

   SHAREHOLDER MEETINGS.......................................................23
   CAPITALIZATION AND VOTING..................................................23
   FEDERAL LAW AFFECTING STATE STREET.........................................24
   PROXY VOTING POLICY........................................................24

FINANCIAL STATEMENTS..........................................................24

APPENDIX: DESCRIPTION OF SECURITIES RATINGS...................................25

   RATINGS OF DEBT INSTRUMENTS................................................25
   RATINGS OF COMMERCIAL PAPER................................................25

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Illiquid Securities. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

American Depository Receipts (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.


Cash Reserves. For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by a fund will decline, and thereby possibly cause its yield to decline as well.


Warrants. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

Convertible Securities. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


Debt Securities. The fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. Other debt will typically represent less than 5% of the fund's assets. The fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

The Russell 2000(R) Index. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is composed of 3,000 of the largest US companies, as determined by market capitalization, representing approximately 98% of the total US equity market. The purpose of the Russell 2000 Index is to provide a comprehensive representation of the investable US small-capitalization equity market. The average market capitalization is $700 million.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."


Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.


Restrictions on OTC Options. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.


Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS


Foreign Investments. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because some of the fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.


Foreign investments in the Small Cap Fund will be minimal.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

      1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.


      2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

      3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

      4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

      5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.


      6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.


      7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      8. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

      9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

      10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

      11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

      12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.


      13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.


      14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

      15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The portfolio turnover rate for the fund for each of the fiscal years ended August 31 was:


--------------------------------------------------------------------------------
2000                         1999                      1998
--------------------------------------------------------------------------------
                             110.82%                   86.13%
--------------------------------------------------------------------------------


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with       Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                   Trustee (Interested    o     Vice Chairman, Frank Russell Company;
909 A Street                       Person of the SSgA
Tacoma, WA  98402                  funds as defined in    o     Chairman of the Board and Chief Executive Officer, Frank
Age 61                             the 1940 Act),               Russell Investment Management Company and Russell Fund
                                   Chairman of the              Distributors, Inc.;
                                   Board and President
                                                          o     Chairman of the Board, Frank Russell Trust Company;

                                                          o     Trustee, President and Chief Executive Officer, Frank
                                                                Russell Investment Company and Russell Insurance Funds;
                                                                and

                                                          o     Director, Russell Insurance Agency, Inc., Frank Russell
                                                                Investments (Ireland) Limited, Frank Russell Investment
                                                                Company plc; Frank Russell Institutional Funds plc, Frank
                                                                Russell Qualifying Investor Fund, and Frank Russell
                                                                Investments (Cayman) Ltd.

--------------------------------------------------------------------------------------------------------------------------
William L. Marshall                Trustee                o     Chief Executive Officer and President, Wm. L. Marshall
33 West Court Street                                            Associates, Inc. (a registered investment advisor and
Doylestown, PA 18901                                            provider of financial and related consulting services);
Age 58
                                                          o     Certified Financial Planner and Member, Institute of
                                                                Certified Financial Planners;

                                                          o     Member, Registry of Financial Planning Practitioners and
                                                                Advisory Committee, International Association for
                                                                Financial Planning Broker-Dealer Program;

                                                          o     Registered Representative for Securities with FSC
                                                                Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich               Trustee                o     September 2000 to Present, Global Head of Structured Real
522 5th Avenue                                                  Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                    o     January 2000 to September 2000, Managing Director, HSBC
                                                                Securities (USA) Inc.

                                                          o     From 1998 to 2000, President, Key Global Capital, Inc.;

                                                          o     From 1997 to 1998, Partner, Squire, Sanders & Dempsey (law
                                                                firm); and

                                                          o     From 1994 to 1997, Partner, Brown, Rudnick, Freed & Gesmer
                                                                (law firm).

--------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                   Trustee                o     Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                   Trustee                o     President and Chief Executive Officer, Blue Cross/Blue
3350 Peachtree Road, N.E.                                       Shield of Georgia.
Atlanta, GA  30326
Age 55
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                     Trustee                o     Consultant, Computer Simulation, General Electric
26 Round Top Road                                               Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                      Trustee                o     President and Director, Zink & Triest Co., Inc. (dealer in
111 Commerce Drive                                              vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                    o     Director, Executive Vice President, A.M. Todd Group, Inc.
                                                                and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------------------
J. David Griswold                  Vice President and     o     Assistant Secretary and Associate General Counsel, Frank
909 A Street                       Secretary                    Russell Investment Management Company, Frank Russell
Tacoma, WA  98402                                               Capital Inc., Frank Russell Company and Frank Russell
Age 43                                                          Investments (Delaware), Inc.;

                                                          o     President and Associate General Counsel, Russell Fund
                                                                Distributors, Inc.

                                                          o     Director, Secretary and Associate General Counsel, Frank
                                                                Russell Securities, Inc.;

                                                          o     Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                    Treasurer and          o     Director - Funds Administration, Frank Russell Investment
909 A Street                       Principal Accounting         Management Company and Frank Russell Trust Company; and
Tacoma, WA  98402                  Officer
Age 37                                                    o     Treasurer and Chief Accounting Officer, Frank Russell
                                                                Investment Company and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                      Assistant Treasurer    o     Manager, Fund Administration, Frank Russell Investment
909 A Street                                                    Management Company; and
Tacoma, WA  98402
Age 35                                                    o     Assistant Treasurer, Frank Russell Investment Company and
                                                                Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                   Assistant Secretary    o     Associate General Counsel and Assistant Secretary, Frank
909 A Street                                                    Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                               Company, Frank Russell Trust Company, Frank Russell
Age 36                                                          Investment Company, Russell Insurance Funds, and Russell
                                                                Insurance Agency.

--------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                  Assistant Secretary    o     Senior Paralegal and Assistant Secretary, Frank Russell
909 A Street                                                    Company, Frank Russell Investment Management Company,
Tacoma, WA  98402                                               Frank Russell Securities, Inc., Russell Fund Distributors,
Age 35                                                          Inc., Frank Russell Capital Inc., Frank Russell
                                                                International Services Company Inc., Russell Real Estate
                                                                Advisors Inc. and A Street Investment Associates, Inc.
--------------------------------------------------------------------------------------------------------------------------

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
Name of SSgA Fund                         Amount of Total Annual Trustee
                                          Compensation (Including Out of Pocket
                                          Expenses) Attributable to Each Fund
                                          For the Fiscal Year Ended August 31,
                                          2000
--------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------
US Government Money Market
--------------------------------------------------------------------------------
Matrix Equity
--------------------------------------------------------------------------------
S&P 500 Index
--------------------------------------------------------------------------------
Small Cap
--------------------------------------------------------------------------------
Yield Plus
--------------------------------------------------------------------------------
Bond Market
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------
US Treasury Money Market
--------------------------------------------------------------------------------
Growth & Income
--------------------------------------------------------------------------------
Intermediate
--------------------------------------------------------------------------------
Prime Money Market
--------------------------------------------------------------------------------
Tax Free Money Market
--------------------------------------------------------------------------------
Active International
--------------------------------------------------------------------------------
International Growth Opportunities
--------------------------------------------------------------------------------
Tuckerman Active REIT
--------------------------------------------------------------------------------
High Yield Bond
--------------------------------------------------------------------------------
Special Equity
--------------------------------------------------------------------------------
Aggressive Equity
--------------------------------------------------------------------------------
IAM SHARES
--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
All Life Solutions Funds                                     0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street,


----------
(1)   The fund did not operate a full year during fiscal 2000.

who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:




                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


Effective March 9, 1995 through the fiscal year ended August 31, 1997, Advisor voluntarily agreed to reimburse the fund for all expenses in excess of 1.00% on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2002. The fund accrued gross expenses to Advisor and the Advisor waived or reimbursed expenses to the fund in the following amounts:

--------------------------------------------------------------------------------
                       2000             1999             1998
--------------------------------------------------------------------------------
Accrued Expenses                        $2,981,207       $2,570,320
--------------------------------------------------------------------------------
Reimbursed Expenses                             --               --
--------------------------------------------------------------------------------


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                         1999                      1998
--------------------------------------------------------------------------------
                             $123,690                  $104,139
--------------------------------------------------------------------------------

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations;

arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to the Distributor for the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                         1999                      1998
--------------------------------------------------------------------------------
                             $357,033                  $233,331
--------------------------------------------------------------------------------

For fiscal 2000, these amounts are reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)


The fund accrued expenses in the following amounts to Advisor, under Service Agreements pursuant to Rule 12b-1, for fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                         1999                      1998
--------------------------------------------------------------------------------
                             $416,264                  $323,393
--------------------------------------------------------------------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.


The total brokerage commissions paid by the fund amounted to the following for the fiscal years ended August 31:

--------------------------------------------------------------------------------
2000                         1999                      1998
--------------------------------------------------------------------------------
                             $975,387                  $926,902
--------------------------------------------------------------------------------


Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for each of the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                         1999                      1998
--------------------------------------------------------------------------------
                             $68,610                   $54,003
--------------------------------------------------------------------------------


The principal reasons for changes in the fund's brokerage commissions for the three years were: (1) changes in fund asset size; and (2) changes in market conditions.


Relating to the total brokerage commissions paid by the fund for fiscal 2000, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to ___% of the total. _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2000.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:

                                           Securities           Commissions
                                             ($000)                ($000)
                                      ------------------------------------------



                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.


With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.


Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.


International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


At August 31, 2000, the fund had a net tax basis capital loss carryover of $_____________ which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 200__. As permitted by tax regulations, the fund intends to defer a net realized capital loss of $20,502,864 from November 1, 1998 to August 31, 1999, and treat it as arising in the fiscal year 2000.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

            where:  P =    a hypothetical initial payment of $1,000

                    T =    average annual total return

                    n =    number of years

                    ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total returns for the fund are as follows:


--------------------------------------------------------------------------------
One Year Ending           Five Years Ending         Inception to
August 31, 2000           August 31, 2000           August 31, 2000(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of


----------
(1) Periods less than one year are not annualized. The Fund commenced operations on July 1, 1992.

the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            o     Leading market positions in well-established industries.

            o     High rates of return on funds employed.

            o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

      F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

      F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff and Phelps, Inc. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

      Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

o Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

o Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

o Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

o Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, Inc. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

      A1+--Obligations supported by the highest capacity for timely repayment.

      A1--Obligations supported by a very strong capacity for timely repayment.

      A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

      B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

      D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               S&P 500 INDEX FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES........................6
   INVESTMENT RESTRICTIONS.....................................................8
   TEMPORARY DEFENSIVE POSITION................................................9
   PORTFOLIO TURNOVER..........................................................9

MANAGEMENT OF THE FUND........................................................10

   BOARD OF TRUSTEES AND OFFICERS.............................................10
   COMPENSATION...............................................................12
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................13

INVESTMENT ADVISORY AND OTHER SERVICES........................................14

   ADVISOR....................................................................14
   ADMINISTRATOR..............................................................14
   CUSTODIAN AND TRANSFER AGENT...............................................15
   DISTRIBUTOR................................................................16
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................16
   INDEPENDENT ACCOUNTANTS....................................................17
   LEGAL COUNSEL..............................................................17

BROKERAGE PRACTICES AND COMMISSIONS...........................................18

PRICING OF FUND SHARES........................................................20

TAXES.........................................................................20

CALCULATION OF PERFORMANCE DATA...............................................21

ADDITIONAL INFORMATION........................................................22

   SHAREHOLDER MEETINGS.......................................................22
   CAPITALIZATION AND VOTING..................................................22
   FEDERAL LAW AFFECTING STATE STREET.........................................22
   PROXY VOTING POLICY........................................................23

FINANCIAL STATEMENTS..........................................................23

APPENDIX: DESCRIPTION OF SECURITIES RATINGS...................................24

   RATINGS OF DEBT INSTRUMENTS................................................24
   RATINGS OF COMMERCIAL PAPER................................................24

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.


Effective June 1, 2000, the SSgA S&P 500 Index Fund may invest substantially all of its investable assets in an investment company with substantially the same investment objectives, policies and restrictions as the fund. In this structure, the fund is a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.


                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Illiquid Securities. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

American Depository Receipts (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.


The ADRs chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.


Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.


The S&P 500 Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 10 are fundamental and restrictions 11 through 13 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made.


1. The fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

2. The fund will not borrow more than 33-1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

3. With respect to 75% of its total assets, the fund will not invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment (i) the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets or (ii) the Fund holds more than 10% of the voting securities of the issuer.


4. The fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

5. The fund will not purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.


6. The fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

7. The fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

8. The fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

9. The fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940
      Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10. Notwithstanding the investment policies and restrictions of the fund, the fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the fund.


11. The fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.


12. The fund will not invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

13. The fund will not make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.


PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

Portfolio turnover rates for the fund for the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                        1999                     1998
--------------------------------------------------------------------------------
                               13.80%                   26.17%
--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age              Position(s) with       Principal Occupation(s) During Past 5 Years
                                   SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                   Trustee (Interested    o     Vice Chairman, Frank Russell Company;
909 A Street                       Person of the SSgA
Tacoma, WA  98402                  funds as defined in    o     Chairman of the Board and Chief Executive Officer, Frank
Age 61                             the 1940 Act),               Russell Investment Management Company and Russell Fund
                                   Chairman of the              Distributors, Inc.;
                                   Board and President
                                                          o     Chairman of the Board, Frank Russell Trust Company;

                                                          o     Trustee, President and Chief Executive Officer, Frank
                                                                Russell Investment Company and Russell Insurance Funds;
                                                                and

                                                          o     Director, Russell Insurance Agency, Inc., Frank Russell
                                                                Investments (Ireland) Limited, Frank Russell Investment
                                                                Company plc; Frank Russell Institutional Funds plc, Frank
                                                                Russell Qualifying Investor Fund, and Frank Russell
                                                                Investments (Cayman) Ltd.

--------------------------------------------------------------------------------------------------------------------------
William L. Marshall                Trustee                o     Chief Executive Officer and President, Wm. L. Marshall
33 West Court Street                                            Associates, Inc. (a registered investment advisor and
Doylestown, PA 18901                                            provider of financial and related consulting services);
Age 58
                                                          o     Certified Financial Planner and Member, Institute of
                                                                Certified Financial Planners;

                                                          o     Member, Registry of Financial Planning Practitioners and
                                                                Advisory Committee, International Association for
                                                                Financial Planning Broker-Dealer Program;

                                                          o     Registered Representative for Securities with FSC
                                                                Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich               Trustee                o     September 2000 to Present, Global Head of Structured Real
522 5th Avenue                                                  Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                    o     January 2000 to September 2000, Managing Director, HSBC
                                                                Securities (USA) Inc.

                                                          o     From 1998 to 2000, President, Key Global Capital, Inc.;

                                                          o     From 1997 to 1998, Partner, Squire, Sanders & Dempsey (law
                                                                firm); and

                                                          o     From 1994 to 1997, Partner, Brown, Rudnick, Freed & Gesmer
                                                                (law firm).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                   Trustee                o     Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                   Trustee                o     President and Chief Executive Officer, Blue Cross/Blue
3350 Peachtree Road, N.E.                                       Shield of Georgia.
Atlanta, GA  30326
Age 55

--------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                     Trustee                o     Consultant, Computer Simulation, General Electric
26 Round Top Road                                               Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                      Trustee                o     President and Director, Zink & Triest Co., Inc. (dealer in
111 Commerce Drive                                              vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                    o     Director, Executive Vice President, A.M. Todd Group, Inc.
                                                                and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------------------
J. David Griswold                  Vice President and     o     Assistant Secretary and Associate General Counsel, Frank
909 A Street                       Secretary                    Russell Investment Management Company, Frank Russell
Tacoma, WA  98402                                               Capital Inc., Frank Russell Company and Frank Russell
Age 43                                                          Investments (Delaware), Inc.;

                                                          o     President and Associate General Counsel, Russell Fund
                                                                Distributors, Inc.

                                                          o     Director, Secretary and Associate General Counsel, Frank
                                                                Russell Securities, Inc.;

                                                          o     Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                    Treasurer and          o     Director - Funds Administration, Frank Russell Investment
909 A Street                       Principal Accounting         Management Company and Frank Russell Trust Company; and
Tacoma, WA  98402                  Officer
Age 37                                                    o     Treasurer and Chief Accounting Officer, Frank Russell
                                                                Investment Company and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                      Assistant Treasurer    o     Manager, Fund Administration, Frank Russell Investment
909 A Street                                                    Management Company; and
Tacoma, WA  98402
Age 35                                                    o     Assistant Treasurer, Frank Russell Investment Company and
                                                                Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                   Assistant Secretary    o     Associate General Counsel and Assistant Secretary, Frank
909 A Street                                                    Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                               Company, Frank Russell Trust Company, Frank Russell
Age 36                                                          Investment Company, Russell Insurance Funds, and Russell
                                                                Insurance Agency.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                  Assistant Secretary    o     Senior Paralegal and Assistant Secretary, Frank Russell
909 A Street                                                    Company, Frank Russell Investment Management Company,
Tacoma, WA  98402                                               Frank Russell Securities, Inc., Russell Fund Distributors,
Age 35                                                          Inc., Frank Russell Capital Inc., Frank Russell
                                                                International Services Company Inc., Russell Real Estate
                                                                Advisors Inc. and A Street Investment Associates, Inc.
--------------------------------------------------------------------------------------------------------------------------


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
Name of SSgA Fund                         Amount of Total Annual Trustee
                                          Compensation (Including Out of Pocket
                                          Expenses) Attributable to Each Fund
                                          For the Fiscal Year Ended August 31,
                                          2000
--------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------
US Government Money Market
--------------------------------------------------------------------------------
Matrix Equity
--------------------------------------------------------------------------------
S&P 500 Index
--------------------------------------------------------------------------------
Small Cap
--------------------------------------------------------------------------------
Yield Plus
--------------------------------------------------------------------------------
Bond Market
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------
US Treasury Money Market
--------------------------------------------------------------------------------
Growth & Income
--------------------------------------------------------------------------------
Intermediate
--------------------------------------------------------------------------------
Prime Money Market
--------------------------------------------------------------------------------
Tax Free Money Market
--------------------------------------------------------------------------------
Active International
--------------------------------------------------------------------------------
International Growth Opportunities
--------------------------------------------------------------------------------
Tuckerman Active REIT
--------------------------------------------------------------------------------
High Yield Bond
--------------------------------------------------------------------------------
Special Equity
--------------------------------------------------------------------------------
Aggressive Equity
--------------------------------------------------------------------------------
IAM SHARES
--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
All Life Solutions Funds                                     0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:





----------
(1)   The fund did not operate a full year during fiscal 2000.

                     INVESTMENT ADVISORY AND OTHER SERVICES


ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                        1999                     1998
--------------------------------------------------------------------------------
                            $2,371,531               $1,553,362
--------------------------------------------------------------------------------

Advisor voluntarily agreed to waive up to the full amount of its advisory fees for the fund to the extent that total expenses exceed .18% of average daily net assets on an annual basis, which amounted to $_______________ in fiscal 2000, $2,357,461 in fiscal 1999 and $1,553,362 in fiscal 1998. The Advisor has contractually agreed to the waiver through December 31, 2010.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter


US Equity Portfolios


3.15 basis points up to and including $2 billion; 2.9 basis points thereafter


US Fixed Income Portfolios


3.15 basis points up to and including $1 billion; 2.9 basis points thereafter


International Portfolios


7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)


3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                        1999                     1998
--------------------------------------------------------------------------------
                            $739,432                 $469,014
--------------------------------------------------------------------------------


CUSTODIAN AND TRANSFER AGENT

State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the expenses in the following amounts to Distributor for the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                        1999                     1998
--------------------------------------------------------------------------------
                            $909,637                 $689,820
--------------------------------------------------------------------------------

For fiscal 2000, these amounts are reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)


The fund accrued expenses in the following amounts to Advisor, under Service Agreements pursuant to Rule 12b-1, for fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                        1999                     1998
--------------------------------------------------------------------------------
                            $817,524                 $480,844
--------------------------------------------------------------------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.


The following were the brokerage commissions paid by the fund for the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                        1999                     1998
--------------------------------------------------------------------------------
                            $245,467                 $256,104
--------------------------------------------------------------------------------

Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for each of the fiscal years ended August 31:


--------------------------------------------------------------------------------
2000                        1999                     1998
--------------------------------------------------------------------------------
                            $200,264                 $152,786
--------------------------------------------------------------------------------


The principal reasons for changes in the fund's brokerage commissions for the three years were: (1) changes in fund asset size; and (2) changes in market conditions.


Relating to the total brokerage commissions paid by the fund for fiscal 2000, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to __% of the total.

The percentage of transactions (relating to trading activity) effected through an affiliated broker/dealer as a percentage of total transactions was __% for the fiscal year ended August 31, 2000. _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:


                                        Securities           Commissions
                                          ($000)                ($000)
                                   ------------------------------------------

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.


With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.


Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.


International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.


The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

            where:  P =    a hypothetical initial payment of $1,000

                    T =    average annual total return

                    n =    number of years

                    ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


--------------------------------------------------------------------------------
One Year Ended              5 Years Ended            Inception to
August 31, 2000             August 31, 2000          August 31, 2000(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


----------
(1) Periods less than one year are not annualized. The Fund commenced operations on December 30, 1992.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            o     Leading market positions in well-established industries.

            o     High rates of return on funds employed.

            o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

      F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

      F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff and Phelps, Inc. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

      Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

o Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

o Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

o Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

o Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, Inc. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

      A1+--Obligations supported by the highest capacity for timely repayment.

      A1--Obligations supported by a very strong capacity for timely repayment.

      A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

      B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

      D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                       STATEMENT OF ADDITIONAL INFORMATION

                               SPECIAL EQUITY FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES........................6
   INVESTMENT RESTRICTIONS.....................................................9
   TEMPORARY DEFENSIVE POSITION...............................................10
   PORTFOLIO TURNOVER.........................................................10

MANAGEMENT OF THE FUND........................................................11

   BOARD OF TRUSTEES AND OFFICERS.............................................11
   COMPENSATION...............................................................13
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................14

INVESTMENT ADVISORY AND OTHER SERVICES........................................15

   ADVISOR....................................................................15
   ADMINISTRATOR..............................................................15
   CUSTODIAN AND TRANSFER AGENT...............................................16
   DISTRIBUTOR................................................................17
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................17
   INDEPENDENT ACCOUNTANTS....................................................18
   LEGAL COUNSEL..............................................................18

BROKERAGE PRACTICES AND COMMISSIONS...........................................18

PRICING OF FUND SHARES........................................................20

TAXES.........................................................................21

CALCULATION OF PERFORMANCE DATA...............................................22

ADDITIONAL INFORMATION........................................................22

   SHAREHOLDER MEETINGS.......................................................22

   CAPITALIZATION AND VOTING..................................................23

   FEDERAL LAW AFFECTING STATE STREET.........................................23

   PROXY VOTING POLICY........................................................23

FINANCIAL STATEMENTS..........................................................23

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS..................................24

   RATINGS OF DEBT INSTRUMENTS................................................24
   RATINGS OF COMMERCIAL PAPER................................................24

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Illiquid Securities. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

American Depository Receipts (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

Warrants. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.


Convertible Securities. The fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

Russell Small Cap Completeness Index. The Index is comprised of the largest 3,000 US securities based on market capitalization (the securities comprising the Russell 3000(R) Index), excluding all securities in the S&P 500 Index. The small capitalization segment of the Index ranges from approximately $25 million to $3 billion in capitalization and represents about 40% of the Index's total capitalization weight. The mid-capitalization segment's capitalization range is approximately $3 billion to $25 billion, and makes up the remaining 60% of the Index's cap weight. The capitalization weightings of the fund will reflect the composition of the benchmark.

Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities

(including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."


Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.


Restrictions on OTC Options. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).


The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.


Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.


The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Foreign Investments. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because some of the fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.


INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental and restrictions 9 through 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:


1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.


2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.


6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.


7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

9. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.


11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

With respect to the industry concentration outlined in the Prospectus, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.


The portfolio turnover rate for the fund for the fiscal years ended August 31 was:

    ------------------------------------------------------------------------
     2000                              1999                           1998*
    ------------------------------------------------------------------------
                                       211.30%                        88.36%
    ------------------------------------------------------------------------

*For the period May 1, 1998 (commencement of operations) to August 31, 1998.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.



--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age             Position(s) with        Principal Occupation(s) During Past 5 Years
                                  SSgA funds
-------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                  Trustee (Interested     o   Vice Chairman, Frank Russell Company;
909 A Street                      Person of the SSgA      o   Chairman of the Board and Chief Executive Officer,
Tacoma, WA  98402                 funds as defined in         Frank Russell Investment Management Company and Russell
Age 61                            the 1940 Act),              Fund Distributors, Inc.;
                                  Chairman of the         o   Chairman of the Board, Frank Russell Trust Company;
                                  Board and President     o   Trustee, President and Chief Executive Officer, Frank
                                                              Russell Investment Company and Russell Insurance Funds;
                                                              and
                                                          o   Director, Russell Insurance Agency, Inc., Frank
                                                              Russell Investments (Ireland) Limited, Frank Russell
                                                              Investment Company plc; Frank Russell Institutional Funds
                                                              plc, Frank Russell Qualifying Investor Fund, and Frank
                                                              Russell Investments (Cayman) Ltd.

-------------------------------------------------------------------------------------------------------------------------
William L. Marshall               Trustee                 o   Chief Executive Officer and President, Wm. L.
33 West Court Street                                          Marshall Associates, Inc. (a registered investment
Doylestown, PA 18901                                          advisor and provider of financial and related consulting
Age 58                                                        services);
                                                          o   Certified Financial Planner and Member, Institute of
                                                              Certified Financial Planners;
                                                          o   Member, Registry of Financial Planning Practitioners
                                                              and Advisory Committee, International Association for
                                                              Financial Planning Broker-Dealer Program;
                                                          o   Registered Representative for Securities with FSC
                                                              Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich              Trustee                 o   September 2000 to Present, Global Head of Structured
522 5th Avenue                                                Real Estate, J.P. Morgan Investment Management
New York, NY  10036                                       o   January 2000 to September 2000, Managing Director,
Age 44                                                        HSBC Securities (USA) Inc.
                                                          o   From 1998 to 2000, President, Key Global Capital,
                                                              Inc.;
                                                          o   From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                              (law firm); and
                                                          o   From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                              Gesmer (law firm).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age             Position(s) with        Principal Occupation(s) During Past 5 Years
                                  SSgA funds
-------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                  Trustee                 o   Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                  Trustee                 o   President and Chief Executive Officer, Blue
3350 Peachtree Road, N.E.                                     Cross/Blue Shield of Georgia.
Atlanta, GA  30326
Age 55

--------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                    Trustee                 o   Consultant, Computer Simulation, General Electric
26 Round Top Road                                             Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                     Trustee                 o   President and Director, Zink & Triest Co., Inc.
111 Commerce Drive                                            (dealer in vanilla flavor materials); and
Montgomeryville, PA  18936                                o   Director, Executive Vice President, A.M. Todd Group,
Age 58                                                        Inc. and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------------------
J. David Griswold                 Vice President and      o   Assistant Secretary and Associate General Counsel,
909 A Street                      Secretary                   Frank Russell Investment Management Company, Frank
Tacoma, WA  98402                                             Russell Capital Inc., Frank Russell Company and Frank
Age 43                                                        Russell Investments (Delaware), Inc.;
                                                          o   President and Associate General Counsel, Russell Fund
                                                              Distributors, Inc.
                                                          o   Director, Secretary and Associate General Counsel,
                                                              Frank Russell Securities, Inc.;
                                                          o   Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                   Treasurer and           o   Director -- Funds Administration, Frank Russell
909 A Street                      Principal Accounting        Investment Management Company and Frank Russell Trust
Tacoma, WA  98402                 Officer                     Company; and
Age 37                                                    o   Treasurer and Chief Accounting Officer, Frank Russell
                                                              Investment Company and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                     Assistant Treasurer     o   Manager, Fund Administration, Frank Russell
909 A Street                                                  Investment Management Company; and
Tacoma, WA  98402                                         o   Assistant Treasurer, Frank Russell Investment Company
Age 35                                                        and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                  Assistant Secretary     o   Associate General Counsel and Assistant Secretary,
909 A Street                                                  Frank Russell Company, Frank Russell Investment
Tacoma, WA  98402                                             Management Company, Frank Russell Trust Company, Frank
Age 36                                                        Russell Investment Company, Russell Insurance Funds, and
                                                              Russell Insurance Agency.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age             Position(s) with        Principal Occupation(s) During Past 5 Years
                                  SSgA funds
-------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                 Assistant Secretary     o   Senior Paralegal and Assistant Secretary, Frank
909 A Street                                                  Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                             Company, Frank Russell Securities, Inc., Russell Fund
Age 35                                                        Distributors, Inc., Frank Russell Capital Inc., Frank
                                                              Russell International Services Company Inc., Russell Real
                                                              Estate Advisors Inc. and A Street Investment Associates,
                                                              Inc.
--------------------------------------------------------------------------------------------------------------------------


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------------------------------
Name of SSgA Fund                         Amount of Total Annual Trustee
                                          Compensation (Including Out of Pocket
                                          Expenses) Attributable to Each Fund
                                          For the Fiscal Year Ended August 31,
                                          2000
--------------------------------------------------------------------------------
 Money Market
--------------------------------------------------------------------------------
 US Government Money Market
--------------------------------------------------------------------------------
 Matrix Equity
--------------------------------------------------------------------------------
 S&P 500 Index
--------------------------------------------------------------------------------
 Small Cap
--------------------------------------------------------------------------------
 Yield Plus
--------------------------------------------------------------------------------
 Bond Market
--------------------------------------------------------------------------------
 Emerging Markets
--------------------------------------------------------------------------------
 US Treasury Money Market
--------------------------------------------------------------------------------
 Growth & Income
--------------------------------------------------------------------------------
 Intermediate
--------------------------------------------------------------------------------
 Prime Money Market
--------------------------------------------------------------------------------
 Tax Free Money Market
--------------------------------------------------------------------------------
 Active International
--------------------------------------------------------------------------------
 International Growth Opportunities
--------------------------------------------------------------------------------
 Tuckerman Active REIT
--------------------------------------------------------------------------------
 High Yield Bond
--------------------------------------------------------------------------------
 Special Equity
--------------------------------------------------------------------------------
 Aggressive Equity
--------------------------------------------------------------------------------
 IAM SHARES
--------------------------------------------------------------------------------
 Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
 All Life Solutions Funds                                     0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

----------
(1) The fund did not operate a full year during fiscal 2000.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

   --------------------------------------------------------------------------
    2000                              1999                           1998*
   --------------------------------------------------------------------------
                                      $110,157                       $42,924
   --------------------------------------------------------------------------

*For the period May 1, 1998 (commencement of operations) to August 31, 1998.

The Advisor voluntarily agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets. The Advisor has contractually agreed to the reimbursement through December 31, 2002. This reimbursement amounted to $_______________ in fiscal 2000, $69,513 in fiscal 1999 and $25,783 in the period May 1, 1998 to August 31, 1998.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:

   --------------------------------------------------------------------------
    2000                              1999                           1998*
   --------------------------------------------------------------------------
                                      $4,566                         $1,734
   --------------------------------------------------------------------------

*For the period May 1, 1998 (commencement of operations) to August 31, 1998.


CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios-- $24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


The fund accrued the following expenses to the Distributor for the fiscal years ended August 31:

   --------------------------------------------------------------------------
     2000                              1999                           1998*
   --------------------------------------------------------------------------
                                       $14,368                        $1,161
   --------------------------------------------------------------------------

*For the period May 1, 1998 (commencement of operations) to August 31, 1998.

For fiscal 2000, these amounts are reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)

The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal years ended August 31:

   --------------------------------------------------------------------------
                                       1999                           1998*
   --------------------------------------------------------------------------
                                       $4,667                         $1,466
   --------------------------------------------------------------------------

*For the period May 1, 1998 (commencement of operations) to August 31, 1998.


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of each fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The total brokerage commissions paid by the fund amounted to the following for the fiscal years ended August 31:

        ----------------------------------------------------------------
         2000                              1999
        ----------------------------------------------------------------
                                           $54,166
        ----------------------------------------------------------------

Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:

        ----------------------------------------------------------------
         2000                              1999
        ----------------------------------------------------------------
                                           $1,250
        ----------------------------------------------------------------

Relating to the total brokerage commissions paid by the fund for fiscal 2000, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to ____% of the total. _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was ___% for the fiscal year ended August 31, 2000.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:

                                           Brokerage          Commissions
                                            ($000)               ($000)
                                       -----------------  -------------------


                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.


With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.


Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.


International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.


The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the

Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


At August 31, 2000, the fund had a net tax basis capital loss carryover of $__________ which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 200__. As permitted by tax regulations, the fund intends to defer a net realized capital loss of $1,179,108 from November 1, 1998 to August 31, 1999, and treat it as arising in the fiscal year 2000.


The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P(1+T)^n = ERV

            where:  P =          a hypothetical initial payment of $1,000

                    T =          average annual total return

                    n =          number of years

                    ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:


         ---------------------------------------------------------------
           One Year Ended                   Inception to
           August 31, 2000                  August 31, 2000(1)
         ---------------------------------------------------------------


         ---------------------------------------------------------------

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure


----------
(1) Periods less than one year are not annualized. The fund commenced operations on May 1, 1998.

to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            o     Leading market positions in well-established industries.

            o     High rates of return on funds employed.

            o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff and Phelps, Inc. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

         Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

o Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

o Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

o Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

o Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, Inc. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

      A1+--Obligations supported by the highest capacity for timely repayment.

      A1--Obligations supported by a very strong capacity for timely repayment.

      A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

      B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

      D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           TUCKERMAN ACTIVE REIT FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                       TABLE OF CONTENTS

FUND HISTORY.................................................................. 3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS.............................. 3

   INVESTMENT STRATEGIES...................................................... 3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES....................... 5
   INVESTMENT RESTRICTIONS.................................................... 8
   TEMPORARY DEFENSIVE POSITION............................................... 9
   PORTFOLIO TURNOVER......................................................... 9

MANAGEMENT OF THE FUND....................................................... 10

   BOARD OF TRUSTEES AND OFFICERS............................................ 10
   COMPENSATION.............................................................. 12
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.................................... 13

INVESTMENT ADVISORY AND OTHER SERVICES....................................... 14

   ADVISOR................................................................... 14
   ADMINISTRATOR............................................................. 14
   CUSTODIAN AND TRANSFER AGENT.............................................. 15
   DISTRIBUTOR............................................................... 16
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS.................. 16
   INDEPENDENT ACCOUNTANTS................................................... 17
   LEGAL COUNSEL............................................................. 17

BROKERAGE PRACTICES AND COMMISSIONS.......................................... 18

PRICING OF FUND SHARES....................................................... 19

TAXES........................................................................ 20

CALCULATION OF PERFORMANCE DATA.............................................. 21

ADDITIONAL INFORMATION....................................................... 22

   SHAREHOLDER MEETINGS...................................................... 22
   CAPITALIZATION AND VOTING................................................. 22
   FEDERAL LAW AFFECTING STATE STREET........................................ 22
   PROXY VOTING POLICY....................................................... 23

FINANCIAL STATEMENTS......................................................... 23

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS................................. 24

   RATINGS OF DEBT INSTRUMENTS............................................... 24
   RATINGS OF COMMERCIAL PAPER............................................... 24

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

The SSgA Tuckerman Active REIT Fund was formerly known as the SSgA Real Estate Equity Fund. The name change took effect on April 23, 1999.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.




INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Debt Securities. The fund may also invest temporarily in investment grade debt securities for defensive purposes. The fund will invest in convertible debt securities. Please see the Appendix for a description of securities ratings.


Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.


The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Illiquid Securities. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


Cash Reserves. For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by a fund will decline, and thereby possibly cause its yield to decline as well.


Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

Wilshire REIT Index. The Wilshire REIT Index is a market capitalization weighted index of publicly traded Real Estate Investment Trusts (REITs). The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index has been constructed to avoid survivor bias.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.


Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."


Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.


Restrictions on OTC Options. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.


The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS


The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental, and restrictions 9 through 12 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:


1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities, and securities of companies directly or indirectly engaged in the real estate industry).


2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

4. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of a type permitted by the fund's investment policies, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

5. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

9. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

10. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the fund's net assets. Included in such amount, but not to exceed 2% of the value of the fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

11. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act.

12. Purchase the securities of any issuer if, as a result of such purchase, the value of the securities of any five issuers held by the fund would exceed 40% of the fund's total assets.


With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER


Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.


The portfolio turnover rates for the fund were the following for the fiscal year ended August 31:

        ----------------------------------------------
        2000          1999          1998*
        ----------------------------------------------
                        60.13%        17.36%
        ----------------------------------------------

* For the period May 1, 1998 (commencement of operations) to August 31, 1998 (annualized).




                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

-------------------------------------------------------------------------------------------------------------------
Name, Address and Age         Position(s) with      Principal Occupation(s) During Past 5 Years
                              SSgA funds
-------------------------------------------------------------------------------------------------------------------
 Lynn L. Anderson             Trustee (Interested   o    Vice Chairman, Frank Russell Company;
 909 A Street                 Person of the SSgA    o    Chairman of the Board and Chief Executive Officer,
 Tacoma, WA  98402            funds as defined in        Frank Russell Investment Management Company and Russell
 Age 61                       the 1940 Act),             Fund Distributors, Inc.;
                              Chairman of the       o    Chairman of the Board, Frank Russell Trust Company;
                              Board and President   o    Trustee, President and Chief Executive Officer, Frank
                                                         Russell Investment Company and Russell Insurance Funds;
                                                         and
                                                    o    Director, Russell Insurance Agency, Inc., Frank
                                                         Russell Investments (Ireland) Limited, Frank Russell
                                                         Investment Company plc; Frank Russell Institutional Funds
                                                         plc, Frank Russell Qualifying Investor Fund, and Frank
                                                         Russell Investments (Cayman) Ltd.
-------------------------------------------------------------------------------------------------------------------
 William L. Marshall          Trustee               o    Chief Executive Officer and President, Wm. L.
 33 West Court Street                                    Marshall Associates, Inc. (a registered investment
 Doylestown, PA 18901                                    advisor and provider of financial and related consulting
 Age 58                                                  services);
                                                    o    Certified Financial Planner and Member, Institute of
                                                         Certified Financial Planners;
                                                    o    Member, Registry of Financial Planning Practitioners
                                                         and Advisory Committee, International Association for
                                                         Financial Planning Broker-Dealer Program;
                                                    o    Registered Representative for Securities with FSC
                                                         Securities Corp., Marietta, Georgia.
-------------------------------------------------------------------------------------------------------------------
 Steven J. Mastrovich         Trustee               o    September 2000 to Present, Global Head of Structured
 522 5th Avenue                                          Real Estate, J.P. Morgan Investment Management
 New York, NY  10036                                o    January 2000 to September 2000, Managing Director, HSBC
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 Age 44                                                  Securities (USA) Inc.
                                                    o    From 1998 to 2000, President, Key Global Capital,
                                                         Inc.;
                                                    o    From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                         (law firm); and
                                                    o    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                         Gesmer (law firm).
-------------------------------------------------------------------------------------------------------------------
 Patrick J. Riley             Trustee               o    Partner, Riley, Burke & Donahue, L.L.P. (law firm).
 One Corporate Place
 55 Ferncroft Road
 Danvers, MA  01923
 Age 52
-------------------------------------------------------------------------------------------------------------------
 Richard D. Shirk             Trustee               o    President and Chief Executive Officer, Blue
 3350 Peachtree Road, N.E.                               Cross/Blue Shield of Georgia.
 Atlanta, GA  30326
 Age 55
-------------------------------------------------------------------------------------------------------------------
 Bruce D. Taber               Trustee               o    Consultant, Computer Simulation, General Electric
 26 Round Top Road                                       Industrial Control Systems.
 Boxford, MA  01921
 Age 57
-------------------------------------------------------------------------------------------------------------------
 Henry W. Todd                Trustee               o    President and Director, Zink & Triest Co., Inc.
 111 Commerce Drive                                      (dealer in vanilla flavor materials); and
 Montgomeryville, PA  18936                         o    Director, Executive Vice President, A.M. Todd Group,
 Age 58                                                  Inc. and Flavorite Laboratories.
-------------------------------------------------------------------------------------------------------------------
 J. David Griswold            Vice President and    o    Assistant Secretary and Associate General Counsel,
 909 A Street                 Secretary                  Frank Russell Investment Management Company, Frank
 Tacoma, WA  98402                                       Russell Capital Inc., Frank Russell Company and Frank
 Age 43                                                  Russell Investments (Delaware), Inc.;
                                                    o    President and Associate General Counsel, Russell Fund
                                                         Distributors, Inc.
                                                    o    Director, Secretary and Associate General Counsel,
                                                         Frank Russell Securities, Inc.;
                                                    o    Secretary, Frank Russell Canada Limited/Limitee.
-------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson              Treasurer and         o    Director -- Funds Administration, Frank Russell
 909 A Street                 Principal Accounting       Investment Management Company and Frank Russell Trust
 Tacoma, WA  98402            Officer                    Company; and
 Age 37                                             o    Treasurer and Chief Accounting Officer, Frank Russell
                                                         Investment Company and Russell Insurance Funds.
-------------------------------------------------------------------------------------------------------------------
 Rick J. Chase                Assistant Treasurer   o    Manager, Fund Administration, Frank Russell
 909 A Street                                            Investment Management Company; and
 Tacoma, WA  98402                                  o    Assistant Treasurer, Frank Russell Investment Company
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 Age 35                                                  and Russell Insurance Funds.

-------------------------------------------------------------------------------------------------------------------
 Deedra S. Walkey             Assistant Secretary   o    Associate General Counsel and Assistant Secretary,
 909 A Street                                            Frank Russell Company, Frank Russell Investment
 Tacoma, WA  98402                                       Management Company, Frank Russell Trust Company, Frank
 Age 36                                                  Russell Investment Company, Russell Insurance Funds, and
                                                         Russell Insurance Agency.
-------------------------------------------------------------------------------------------------------------------
 Carla L. Anderson            Assistant Secretary   o    Senior Paralegal and Assistant Secretary, Frank
 909 A Street                                            Russell Company, Frank Russell Investment Management
 Tacoma, WA  98402                                       Company, Frank Russell Securities, Inc., Russell Fund
 Age 35                                                  Distributors, Inc., Frank Russell Capital Inc., Frank
                                                         Russell International Services Company Inc., Russell Real
                                                         Estate Advisors Inc. and A Street Investment Associates,
                                                         Inc.
-------------------------------------------------------------------------------------------------------------------


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

 -----------------------------------------------------------------------------
 Name of SSgA Fund                     Amount of Total Annual Trustee
                                       Compensation (Including Out of Pocket
                                       Expenses) Attributable to Each Fund
                                       For the Fiscal Year Ended August 31,
                                       2000
 -----------------------------------------------------------------------------
  Money Market
 -----------------------------------------------------------------------------
  US Government Money Market
 -----------------------------------------------------------------------------
  Matrix Equity
 -----------------------------------------------------------------------------
  S&P 500 Index
 -----------------------------------------------------------------------------
  Small Cap
 -----------------------------------------------------------------------------
  Yield Plus
 -----------------------------------------------------------------------------
  Bond Market
 -----------------------------------------------------------------------------
  Emerging Markets
 -----------------------------------------------------------------------------
  US Treasury Money Market
 -----------------------------------------------------------------------------
  Growth & Income
 -----------------------------------------------------------------------------
  Intermediate
 -----------------------------------------------------------------------------
  Prime Money Market
 -----------------------------------------------------------------------------
  Tax Free Money Market
 -----------------------------------------------------------------------------
  Active International
 -----------------------------------------------------------------------------
  International Growth Opportunities
 -----------------------------------------------------------------------------
  Tuckerman Active REIT
 -----------------------------------------------------------------------------
  High Yield Bond
 -----------------------------------------------------------------------------
  Special Equity
 -----------------------------------------------------------------------------
  Aggressive Equity
 -----------------------------------------------------------------------------
  IAM SHARES
 -----------------------------------------------------------------------------
  Intermediate Municipal Bond Fund(1)
 -----------------------------------------------------------------------------
  All Life Solutions Funds                                 0
 -----------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:


o State Street Bank and Trust Company, for Dartmouth College, 200 Newport Avenue, North Quincy, MA 02171-2145--16%;

o Hunter & Company, FBO Yale University, PO Box 9242, Boston, MA 02209-9242--5%; and


----------
(1) The fund did not operate a full year during fiscal 2000.

o Wachovia Bank NA as Trustee for State Street Boston Corporation Executive Compensation, 301 North Main Street, PO Box 3073, Winston-Salem, NC 27150-0001--5%.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


The fund accrued the following expenses to the Advisor for the fiscal year ended August 31, 1999 and the period May 1, 1998 (commencement of operations) to August 31, 1998:

     ----------------------------------------
     1999                  1998
     ----------------------------------------
     $233,829              $42,368
     ----------------------------------------

The Advisor contractually agreed to waive up to the full amount of its Advisory fee to the extent that toal expenses exceed 1.00% of average daily net assets on an annual basis. The Advisor waived advisory fees of $33,270 in fiscal 1999 and $25,008 in 1998. The Advisor has contractually agreed to this waiver through December 31, 2002.

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


The fund accrued the following expenses to the Administrator for the fiscal year ended August 31, 1999 and the period May 1, 1998 (commencement of operations) to August 31, 1998:


     --------------------------------------------
     1999                  1998
     --------------------------------------------
     $11,227               $1,975
     --------------------------------------------

CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

$25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street

Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to the Distributor for the fiscal year ended August 31, 1999 and the period May 1, 1998 (commencement of operations) to August 31, 1998:

        --------------------------------------
        1999                  1998
        --------------------------------------
        $16,606               $1,708
        --------------------------------------

For fiscal 1999, these amounts are reflective of the following individual payments:

       Advertising                             $   566
       Printing of Prospectuses                  6,419
       Compensation to Dealers                       9
       Compensation to Sales Personnel           3,163
       Other(1)                                  6,449
                                               -------

The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal year ended August 31, 1999 and the period May 1, 1998 (commencement of operations) to August 31, 1998:

        --------------------------------------
        1999                  1998
        --------------------------------------
        $11,604               $2,059
        --------------------------------------

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of each fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.


The total brokerage commissions paid by the fund amounted to the following for the fiscal year ended August 31:

        ---------------------------------
        1999
        ---------------------------------
        $131,088
        ---------------------------------

Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for each of the fiscal year ended August 31:

        ---------------------------------
        1999
        ---------------------------------
        $11,982
        ---------------------------------


Relating to the total brokerage commissions paid by the fund for fiscal 1999, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to _______% of the total. _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 8% for the fiscal year ended August 31, 1999.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:


                                             Securities         Commissions
                                            ($000)              ($000)
                                       --------------------------------------
    Investment Tecnology(1)                         0                 22
    Lehman Bros. Inc.(1,2)                          0                 12
    State Street Brokerage (1)                      0                 12
    Donaldson, Lufkin & Jenrette(1)                 0                 10
    BT Alex Brown(1)                                0                  9
    Merrill Lynch Pierce Fenner(1,2)                0                  7
    Newbridge Securities Inc.(1,2)                  0                  6
    CS First Boston(1)                              0                  6
    Goldman Sachs & Co.(1,2)                        0                  5
    JP Morgan Securities Inc.(1)                    0                  4
    Prudential Securities Inc.(2)                   0                  0
    Troster Singer Stevens(2)                       0                  0
    Bear Stearns Securities(2)                      0                  0
    Knight Trimark Securities LLP(2)                0                  0
    McDonald & Co.(2)                               0                  0

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

----------
(1) Broker commissions only.
(2) Broker principal transaction only.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.


With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.


Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.


International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.


The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2000, the fund had a net tax basis capital loss carryover of $_______________ which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 200___. As permitted by tax regulations, the fund intends to defer a net realized capital loss of $3,132,796 incurred from November 1, 1998 to August 31, 1999, and treat it as arising in fiscal year 2000.


Dividends-Received Deduction. The portion of the dividends received from the fund by its corporate shareholders which qualifies for the 70% dividends-received deduction will be reduced to the extent that the fund holds dividend-paying stock for less than 45 days (91 days for certain preferred stocks). In addition, distributions that the fund receives from a REIT will not constitute "dividends" for purposes of the dividends-received deduction. Accordingly, only a small percentage of dividends from the fund are expected to qualify for the dividends-received deduction. Shareholders should consult their tax advisor regarding dividends-received deductions and their allowance.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P(1+T)^n = ERV
            where:  P =          a hypothetical initial payment of $1,000
                    T =          average annual total return
                    n =          number of years
                    ERV =        ending redeemable value of a $1,000 payment
                                    made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:

      -------------------------------------------------
      One Year Ending        Inception to
      August 31, 1999        August 31,1999(1)
      -------------------------------------------------
          6.09%                 (9.92%)
      -------------------------------------------------

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


----------
(1) Periods less than one year are not annualized. The fund commenced operations on May 1, 1998.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            o     Leading market positions in well-established industries.

            o     High rates of return on funds employed.

            o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

      F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

      F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff and Phelps, Inc. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

      Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

o Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

o Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

o Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

o Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, Inc. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

      A1+--Obligations supported by the highest capacity for timely repayment.

      A1--Obligations supported by a very strong capacity for timely repayment.

      A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

      B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

      D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com


                       STATEMENT OF ADDITIONAL INFORMATION

                          US TREASURY MONEY MARKET FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

  INVESTMENT STRATEGIES........................................................3
  INVESTMENT RESTRICTIONS......................................................5

MANAGEMENT OF THE FUND.........................................................6

  BOARD OF TRUSTEES AND OFFICERS...............................................6
  COMPENSATION.................................................................8
  CONTROLLING AND PRINCIPAL SHAREHOLDERS.......................................9

INVESTMENT ADVISORY AND OTHER SERVICES........................................10

  ADVISOR.....................................................................10
  ADMINISTRATOR...............................................................10
  CUSTODIAN AND TRANSFER AGENT................................................11
  DISTRIBUTOR.................................................................12
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS....................12
  INDEPENDENT ACCOUNTANTS.....................................................13
  LEGAL COUNSEL...............................................................13

BROKERAGE PRACTICES AND COMMISSIONS...........................................13

PRICING OF FUND SHARES........................................................15

TAXES.........................................................................15

CALCULATION OF PERFORMANCE DATA...............................................16

FINANCIAL STATEMENTS..........................................................17

APPENDIX - DESCRIPTION OF SECURITIES RATINGS..................................18

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


US Government Obligations. The types of US Government obligations in which the fund may at times invest include a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance. The fund may purchase US Government obligations on a forward commitment basis. The fund may also purchase Treasury Inflation Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protection Securities provide for semiannual payments of interest and a payment of principal at maturity.

Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


Illiquid Securities. The fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.


Stripped (Zero Coupon) Securities. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury and recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.


INVESTMENT RESTRICTIONS


The fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of a fund's shareholders. Each investment restriction applies at the time an investment is made. The fund will not:

1. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

4. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

5. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.


6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

8. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.


9. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10. Make investments for the purpose of gaining control of an issuer's management.


To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

-------------------------------------------------------------------------------------------------------------------
Name, Address and Age             Position(s) with        Principal Occupation(s) During Past 5 Years
                                  SSgA funds
-------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                  Trustee (Interested     o   Vice Chairman, Frank Russell Company;
909 A Street                      Person of the SSgA      o   Chairman of the Board and Chief Executive Officer,
Tacoma, WA  98402                 funds as defined in         Frank Russell Investment Management Company and Russell
Age 61                            the 1940 Act),              Fund Distributors, Inc.;
                                  Chairman of the         o   Chairman of the Board, Frank Russell Trust Company;
                                  Board and President     o   Trustee, President and Chief Executive Officer, Frank
                                                              Russell Investment Company and Russell Insurance Funds;
                                                              and
                                                          o   Director, Russell Insurance Agency, Inc., Frank
                                                              Russell Investments (Ireland) Limited, Frank Russell
                                                              Investment Company plc; Frank Russell Institutional Funds
                                                              plc, Frank Russell Qualifying Investor Fund, and Frank
                                                              Russell Investments (Cayman) Ltd.

-------------------------------------------------------------------------------------------------------------------
William L. Marshall               Trustee                 o   Chief Executive Officer and President, Wm. L.
33 West Court Street                                          Marshall Associates, Inc. (a registered investment
Doylestown, PA 18901                                          advisor and provider of financial and related consulting
Age 58                                                        services);
                                                          o   Certified Financial Planner and Member, Institute of
                                                              Certified Financial Planners;
                                                          o   Member, Registry of Financial Planning Practitioners
                                                              and Advisory Committee, International Association for
                                                              Financial Planning Broker-Dealer Program;
                                                          o   Registered Representative for Securities with FSC
                                                              Securities Corp., Marietta, Georgia.

-------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich              Trustee                 o   September 2000 to Present, Global Head of Structured
522 5th Avenue                                                Real Estate, J.P. Morgan Investment Management
New York, NY  10036                                       o   January 2000 to September 2000, Managing Director,
Age 44                                                        HSBC Securities (USA) Inc.
                                                          o   From 1998 to 2000, President, Key Global Capital,
                                                              Inc.;
                                                          o   From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                              (law firm); and
                                                          o   From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                              Gesmer (law firm).
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                  Trustee                 o   Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

-------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                  Trustee                 o   President and Chief Executive Officer, Blue
3350 Peachtree Road, N.E.                                     Cross/Blue Shield of Georgia.
Atlanta, GA  30326
Age 55

-------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                    Trustee                 o   Consultant, Computer Simulation, General Electric
26 Round Top Road                                             Industrial Control Systems.
Boxford, MA  01921
Age 57

-------------------------------------------------------------------------------------------------------------------
Henry W. Todd                     Trustee                 o   President and Director, Zink & Triest Co., Inc.
111 Commerce Drive                                            (dealer in vanilla flavor materials); and
Montgomeryville, PA  18936                                o   Director, Executive Vice President, A.M. Todd Group,
Age 58                                                        Inc. and Flavorite Laboratories.

-------------------------------------------------------------------------------------------------------------------
J. David Griswold                 Vice President and      o   Assistant Secretary and Associate General Counsel,
909 A Street                      Secretary                   Frank Russell Investment Management Company, Frank
Tacoma, WA  98402                                             Russell Capital Inc., Frank Russell Company and Frank
Age 43                                                        Russell Investments (Delaware), Inc.;
                                                          o   President and Associate General Counsel, Russell Fund
                                                              Distributors, Inc.
                                                          o   Director, Secretary and Associate General Counsel,
                                                              Frank Russell Securities, Inc.;
                                                          o   Secretary, Frank Russell Canada Limited/Limitee.

-------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                   Treasurer and           o   Director -- Funds Administration, Frank Russell
909 A Street                      Principal Accounting        Investment Management Company and Frank Russell Trust
Tacoma, WA  98402                 Officer                     Company; and
Age 37                                                    o   Treasurer and Chief Accounting Officer, Frank Russell
                                                              Investment Company and Russell Insurance Funds.

-------------------------------------------------------------------------------------------------------------------
Rick J. Chase                     Assistant Treasurer     o   Manager, Fund Administration, Frank Russell
909 A Street                                                  Investment Management Company; and
Tacoma, WA  98402                                         o   Assistant Treasurer, Frank Russell Investment Company
Age 35                                                        and Russell Insurance Funds.

-------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                  Assistant Secretary     o   Associate General Counsel and Assistant Secretary,
909 A Street                                                  Frank Russell Company, Frank Russell Investment
Tacoma, WA  98402                                             Management Company, Frank Russell Trust Company, Frank
Age 36                                                        Russell Investment Company, Russell Insurance Funds, and
                                                              Russell Insurance Agency.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                 Assistant Secretary     o   Senior Paralegal and Assistant Secretary, Frank
909 A Street                                                  Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                             Company, Frank Russell Securities, Inc., Russell Fund
Age 35                                                        Distributors, Inc., Frank Russell Capital Inc., Frank
                                                              Russell International Services Company Inc., Russell Real
                                                              Estate Advisors Inc. and A Street Investment Associates,
                                                              Inc.
-------------------------------------------------------------------------------------------------------------------


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

--------------------------------------------------------
 Name of SSgA Fund            Amount of Total Annual
                              Trustee Compensation
                              (Including Out of Pocket
                              Expenses) Attributable to
                              Each Fund For the Fiscal
                              Year Ended August 31, 2000
--------------------------------------------------------
 Money Market
--------------------------------------------------------
 US Government Money Market
--------------------------------------------------------
 Matrix Equity
--------------------------------------------------------
 S&P 500 Index
--------------------------------------------------------
 Small Cap
--------------------------------------------------------
 Yield Plus
--------------------------------------------------------
 Bond Market
--------------------------------------------------------
 Emerging Markets
--------------------------------------------------------
 US Treasury Money Market
--------------------------------------------------------
 Growth & Income
--------------------------------------------------------
 Intermediate
--------------------------------------------------------
 Prime Money Market
--------------------------------------------------------
 Tax Free Money Market
--------------------------------------------------------
 Active International
--------------------------------------------------------
 International Growth
 Opportunities
--------------------------------------------------------
 Tuckerman Active REIT
--------------------------------------------------------
 High Yield Bond
--------------------------------------------------------
 Special Equity
--------------------------------------------------------
 Aggressive Equity
--------------------------------------------------------
 IAM SHARES
--------------------------------------------------------
 Intermediate Municipal
 Bond Fund(1)
--------------------------------------------------------
 All Life Solutions Funds                 0
--------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

----------
(1)   The fund did not operate a full year during fiscal 2000.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

        -----------------------------------------------------------------
         2000                  1999                  1998
        -----------------------------------------------------------------
                               $2,568,885            $2,635,885
        -----------------------------------------------------------------

The Advisor voluntarily agreed to reimburse the fund for all expenses in excess of .20% of average daily net assets on an annual basis, which amounted to $_______________ in fiscal 2000, $1,922,966 in fiscal 1999 and $1,983,638 in fiscal 1998. The Advisor has contractually agreed to the reimbursement through December 31, 2010.


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


        -----------------------------------------------------------------
         2000                  1999                  1998
        -----------------------------------------------------------------
                               $319,491              $319,376
        -----------------------------------------------------------------


CUSTODIAN AND TRANSFER AGENT

State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to Distributor for the fiscal years ended August 31:


        -----------------------------------------------------------------
         2000                  1999                  1998
        -----------------------------------------------------------------
                               $238,263              $294,063
        -----------------------------------------------------------------

For fiscal 2000, these amounts are reflective of the following individual payments:

     Advertising
     Printing of Prospectuses
     Compensation to Dealers
     Compensation to Sales Personnel
     Other(1)


The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal year ended August 31:


        -----------------------------------------------------------------
         2000                  1999                  1998
        -----------------------------------------------------------------
                               $256,889              $263,589
        -----------------------------------------------------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of each fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:

                                   Securities
                                     ($000)
                                 ---------------


The US Treasury Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share twice each business day, as of 3:00 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements:

(1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

       P(1+T)^n = ERV

       where: P =     a hypothetical initial payment of $1,000
              T =     average annual total return
              n =     number of years
              ERV =   ending redeemable value of a $1,000 payment made at the
                      beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

      EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^365/7]-1


The following are the fund's current and effective yields for the seven-day period ended August 31, 2000:

      Current Yield

      Effective Yield

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

Long-Term Corporation and Tax-Exempt Debt Ratings

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

Tax-Exempt Note Ratings

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                 YIELD PLUS FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY.................................................................. 3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS.............................. 3

   INVESTMENT STRATEGIES...................................................... 3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES....................... 8
   INVESTMENT RESTRICTIONS................................................... 11
   TEMPORARY DEFENSIVE POSITION.............................................. 12
   PORTFOLIO TURNOVER........................................................ 12

MANAGEMENT OF THE FUND....................................................... 13

   BOARD OF TRUSTEES AND OFFICERS............................................ 13
   COMPENSATION.............................................................. 15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.................................... 16

INVESTMENT ADVISORY AND OTHER SERVICES....................................... 17

   ADVISOR................................................................... 17
   ADMINISTRATOR............................................................. 17
   CUSTODIAN AND TRANSFER AGENT.............................................. 18
   DISTRIBUTOR............................................................... 19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS.................. 19
   INDEPENDENT ACCOUNTANTS................................................... 20
   LEGAL COUNSEL............................................................. 20

Brokerage Practices AND COMMISSIONS.......................................... 20

PRICING OF FUND SHARES....................................................... 22

TAXES........................................................................ 23

CALCULATION OF PERFORMANCE DATA.............................................. 24

ADDITIONAL INFORMATION....................................................... 25

   SHAREHOLDER MEETINGS...................................................... 25
   CAPITALIZATION AND VOTING................................................. 25
   FEDERAL LAW AFFECTING STATE STREET........................................ 25
   PROXY VOTING POLICY....................................................... 26

FINANCIAL STATEMENTS......................................................... 26

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


Variable and Floating Rate Securities. The fund may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions or (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also invest in Funding Agreements, which are privately placed, unregistered obligations negotiated with a purchaser. Floating Rate Securities are issued by the same type of organizations. The terms of Floating Rate Securities provide for the automatic adjustment of an interest rate whenever a specified interest rate changes.

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

Mortgage-Related Securities. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other


----------

(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.


US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.


Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Illiquid Securities. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.





Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.




Stripped (Zero Coupon) Securities. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury and recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.


Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Interest Rate Swaps. The fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities it anticipates purchasing at a later date. The fund intends to use these transactions as a hedge and not as a speculative investment.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an advisor using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared to what it would have been if this investment technique was not used.

A fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the funds are contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund contractually entitled to receive. Since interest rate swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

Total Rate of Return Swaps. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

International Securities. A fund's return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Foreign markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the US and there may be less public information available about foreign companies.

Treasury Inflation-Protection Securities. The fund may invest in Inflation-Protection Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

Foreign Currency Transactions. The fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. The fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the fund to lose the premium it paid and its transaction costs.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Interest Rate and Financial Futures Options. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

Restrictions on OTC Options. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

      1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

      2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

      3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

      4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

      5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

      6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

      7. Purchase or sell real estate or real estate mortgage loans; provided, however, the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

      9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

      10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

      11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

      12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act.

      14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

      15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

The following were the portfolio turnover rates for the fund for the fiscal years ended August 31:

        --------------------------------------------------
        2000          1999             1998
        --------------------------------------------------
                       167.12%          249.10%
        --------------------------------------------------

The higher turnover in 1998 was the result of a portfolio manager change and the volatility of the fund's asset base.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------------------------------------
Name, Address and Age      Position(s) with      Principal Occupation(s) During Past 5 Years
                           SSgA funds

--------------------------------------------------------------------------------------------------------------
Lynn L. Anderson           Trustee (Interested   o   Vice Chairman, Frank Russell Company;
909 A Street               Person of the SSgA    o   Chairman of the Board and Chief Executive Officer,
Tacoma, WA  98402          funds as defined in       Frank Russell Investment Management Company and Russell
Age 61                     the 1940 Act),            Fund Distributors, Inc.;
                           Chairman of the       o   Chairman of the Board, Frank Russell Trust Company;
                           Board and President   o   Trustee, President and Chief Executive Officer, Frank
                                                     Russell Investment Company and Russell Insurance Funds;
                                                     and
                                                 o   Director, Russell Insurance Agency, Inc., Frank
                                                     Russell Investments (Ireland) Limited, Frank Russell
                                                     Investment Company plc; Frank Russell Institutional Funds
                                                     plc, Frank Russell Qualifying Investor Fund, and Frank
                                                     Russell Investments (Cayman) Ltd.

--------------------------------------------------------------------------------------------------------------
William L. Marshall        Trustee               o   Chief Executive Officer and President, Wm. L.
33 West Court Street                                 Marshall Associates, Inc. (a registered investment
Doylestown, PA 18901                                 advisor and provider of financial and related consulting
Age 58                                               services);
                                                 o   Certified Financial Planner and Member, Institute of
                                                     Certified Financial Planners;
                                                 o   Member, Registry of Financial Planning Practitioners
                                                     and Advisory Committee, International Association for
                                                     Financial Planning Broker-Dealer Program;
                                                 o   Registered Representative for Securities with FSC
                                                     Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich       Trustee               o   September 2000 to Present, Global Head of Structured
522 5th Avenue                                       Real Estate, J.P. Morgan Investment Management
New York, NY  10036                              o   January 2000 to September 2000, Managing Director,
Age 44                                               HSBC Securities (USA) Inc.
                                                 o   From 1998 to 2000, President, Key Global Capital,
                                                     Inc.;
                                                 o   From 1997 to 1998, Partner, Squire, Sanders & Dempsey
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                     (law firm); and
                                                 o   From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                     Gesmer (law firm).

--------------------------------------------------------------------------------------------------------------
Patrick J. Riley           Trustee               o   Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------
Richard D. Shirk           Trustee               o   President and Chief Executive Officer, Blue
3350 Peachtree Road, N.E.                            Cross/Blue Shield of Georgia.
Atlanta, GA  30326
Age 55

--------------------------------------------------------------------------------------------------------------
Bruce D. Taber             Trustee               o   Consultant, Computer Simulation, General Electric
26 Round Top Road                                    Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------
Henry W. Todd              Trustee               o   President and Director, Zink & Triest Co., Inc.
111 Commerce Drive                                   (dealer in vanilla flavor materials); and
Montgomeryville, PA  18936                       o   Director, Executive Vice President, A.M. Todd Group,
Age 58                                               Inc. and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------
J. David Griswold          Vice President and    o   Assistant Secretary and Associate General Counsel,
909 A Street               Secretary                 Frank Russell Investment Management Company, Frank
Tacoma, WA  98402                                    Russell Capital Inc., Frank Russell Company and Frank
Age 43                                               Russell Investments (Delaware), Inc.;
                                                 o   President and Associate General Counsel, Russell Fund
                                                     Distributors, Inc.
                                                 o   Director, Secretary and Associate General Counsel,
                                                     Frank Russell Securities, Inc.;
                                                 o   Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------
Mark E. Swanson            Treasurer and         o   Director -- Funds Administration, Frank Russell
909 A Street               Principal Accounting      Investment Management Company and Frank Russell Trust
Tacoma, WA  98402          Officer                   Company; and
Age 37                                           o   Treasurer and Chief Accounting Officer, Frank Russell
                                                     Investment Company and Russell Insurance Funds.
--------------------------------------------------------------------------------------------------------------
Rick J. Chase              Assistant Treasurer   o   Manager, Fund Administration, Frank Russell
909 A Street                                         Investment Management Company; and
Tacoma, WA  98402                                o   Assistant Treasurer, Frank Russell Investment Company
Age 35                                               and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Deedra S. Walkey           Assistant Secretary   o   Associate General Counsel and Assistant Secretary,
909 A Street                                         Frank Russell Company, Frank Russell Investment
Tacoma, WA  98402                                    Management Company, Frank Russell Trust Company, Frank
Age 36                                               Russell Investment Company, Russell Insurance Funds, and
                                                     Russell Insurance Agency.

--------------------------------------------------------------------------------------------------------------
Carla L. Anderson          Assistant Secretary   o   Senior Paralegal and Assistant Secretary, Frank
909 A Street                                         Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                    Company, Frank Russell Securities, Inc., Russell Fund
Age 35                                               Distributors, Inc., Frank Russell Capital Inc., Frank
                                                     Russell International Services Company Inc., Russell Real
                                                     Estate Advisors Inc. and A Street Investment Associates,
                                                     Inc.
--------------------------------------------------------------------------------------------------------------

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

  ------------------------------------------------------------------------------
  Name of SSgA Fund                      Amount of Total Annual Trustee
                                         Compensation (Including Out of Pocket
                                         Expenses) Attributable to Each Fund
                                         For the Fiscal Year Ended August 31,
                                         2000
  ------------------------------------------------------------------------------
   Money Market
  ------------------------------------------------------------------------------
   US Government Money Market
  ------------------------------------------------------------------------------
   Matrix Equity
  ------------------------------------------------------------------------------
   S&P 500 Index
  ------------------------------------------------------------------------------
   Small Cap
  ------------------------------------------------------------------------------
   Yield Plus
  ------------------------------------------------------------------------------
   Bond Market
  ------------------------------------------------------------------------------
   Emerging Markets
  ------------------------------------------------------------------------------
   US Treasury Money Market
  ------------------------------------------------------------------------------
   Growth & Income
  ------------------------------------------------------------------------------
   Intermediate
  ------------------------------------------------------------------------------
   Prime Money Market
  ------------------------------------------------------------------------------
   Tax Free Money Market
  ------------------------------------------------------------------------------
   Active International
  ------------------------------------------------------------------------------
   International Growth Opportunities
  ------------------------------------------------------------------------------
   Tuckerman Active REIT
  ------------------------------------------------------------------------------
   High Yield Bond
  ------------------------------------------------------------------------------
   Special Equity
  ------------------------------------------------------------------------------
   Aggressive Equity
  ------------------------------------------------------------------------------
   IAM SHARES
  ------------------------------------------------------------------------------
   Intermediate Municipal Bond Fund(1)
  ------------------------------------------------------------------------------
   All Life Solutions Funds                                  0
  ------------------------------------------------------------------------------

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:



----------


(1) The fund did not operate a full year during fiscal 2000.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

   -----------------------------------------------------
   2000          1999                1998
   -----------------------------------------------------
                 $1,590,264          $1,562,490
   -----------------------------------------------------

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:

   ------------------------------------------------
   2000            1999            1998
   ------------------------------------------------
                   $197,686        $188,882
   ------------------------------------------------

CUSTODIAN AND TRANSFER AGENT

State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee

----------


(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued expenses in the following amounts to Distributor for the fiscal years ended August 31:

    ----------------------------------------------------
    2000           1999              1998
    ----------------------------------------------------
                   $248,774          $240,957
    ----------------------------------------------------

For fiscal 2000, these amounts are reflective of the following individual payments:

    Advertising
    Printing of Prospectuses
    Compensation to Dealers
    Compensation to Sales Personnel
    Other(1)

The fund accrued expenses in the following amounts to Advisor, under Service Agreements pursuant to Rule 12b-1, for fiscal years ended August 31:

    ----------------------------------------------------
                   1999              1998
    ----------------------------------------------------
                   $294,682          $270,457
    ----------------------------------------------------

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of each fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

----------

(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2000, are as follows:

                                   Securities
                                     ($000)
                              --------------------

The Yield Plus Fund normally does not pay a stated brokerage commission on transactions. _________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price, as determined by the relevant securities exchange. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

As of August 31, 2000, the fund had net tax basis capital loss carryovers of $_____________ and $___________, which may be applied against any realized net taxable gains in each succeeding year until their expiration dates of August 31, 200__, and August 31, 200__, respectively, whichever occurs first. As permitted by tax regulations, the fund intends to defer a net realized capital loss of $68,543 incurred from November 1, 1998 to August 31, 1999 and treat it as arising in fiscal year 2000.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P(1+T)^n = ERV
            where:  P =          a hypothetical initial payment of $1,000
                    T =          average annual total return
                    n =          number of years
                    ERV =        ending redeemable value of a $1,000
                                    payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:

     ------------------------------------------------------------------

     One Year Ending August  Five Years Ending    Inception to August
     31, 2000                August 31, 2000      31, 2000(1)
     ------------------------------------------------------------------

     ------------------------------------------------------------------

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2[(a-b+1)^6-1]
                      ---
                       Cd

           where:  A =  dividends and interests earned during the period

----------


(1) Periods less than one year are not annualized. The Fund commenced operations on November 9, 1992.

                   B =  expenses accrued for the period (net of reimbursements);

                   C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                   D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

The current 30-day yield (annualized) for the fund for the period ended August 31, 2000 was ______%.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS

The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                        INTERMEDIATE MUNICIPAL BOND FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY.................................................................. 3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS.............................. 3

   INVESTMENT STRATEGIES...................................................... 3
   INVESTMENT RESTRICTIONS.................................................... 7
   TEMPORARY DEFENSIVE POSITION............................................... 8
   PORTFOLIO TURNOVER......................................................... 9

MANAGEMENT OF THE FUND........................................................ 9

   BOARD OF TRUSTEES AND OFFICERS............................................. 9
   COMPENSATION.............................................................. 12
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.................................... 12

INVESTMENT ADVISORY AND OTHER SERVICES....................................... 13

   ADVISOR................................................................... 13
   ADMINISTRATOR............................................................. 13
   CUSTODIAN AND TRANSFER AGENT.............................................. 14
   DISTRIBUTOR............................................................... 15
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS.................. 15
   INDEPENDENT ACCOUNTANTS................................................... 16
   LEGAL COUNSEL............................................................. 16

BROKERAGE PRACTICES AND COMMISSIONS.......................................... 17

PRICING OF FUND SHARES....................................................... 17

TAXES........................................................................ 18

CALCULATION OF PERFORMANCE DATA.............................................. 20

ADDITIONAL INFORMATION....................................................... 21

   SHAREHOLDER MEETINGS...................................................... 21
   CAPITALIZATION AND VOTING................................................. 21
   FEDERAL LAW AFFECTING STATE STREET........................................ 21
   PROXY VOTING POLICY....................................................... 22

FINANCIAL STATEMENTS......................................................... 22

APPENDIX-DESCRIPTION OF SECURITIES RATINGS................................... 23

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


Municipal Securities. Municipal securities purchased by the fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

Industrial Development and Private Activity Bonds. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the fund's Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.


Pre-Refunded Municipal Securities. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of US Government Securities. These payments have been "pre-refunded" using the escrow fund.

Insured Securities. Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a fund to receive only the face or par value of the securities held by the fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a fund's shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Advisor selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Advisor's objective is to have a wrapper that provides additional liquidity to insulate against volatility in changing markets.


----------

(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Auction Rate Securities. Auction rate municipal securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.


Municipal Leases. The fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the fund's interest, plus accrued interest.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

Whether a municipal lease agreement will be considered illiquid for the purpose of the fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.


Tender Option Bonds. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.


Variable and Floating Rate Securities. The fund may purchase variable or floating rate securities which are instruments issued or guaranteed by entities such as municipalities and other issuers of municipal securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.


The funds may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.


Risks of Municipal Obligations. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a fund's ability to acquire and dispose of municipal securities at desirable yield and price levels.

Concentration of a fund's investments in these municipal obligations will subject the fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration


Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Standby Commitments. The fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The fund will limit standby commitment transactions to institutions which the Advisor believes present minimal credit risk.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


Illiquid Securities. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.


Zero Coupon Securities. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the Funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest

Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency (see "Ratings of Municipal Obligations," below); obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. For more information, please see the sections in this prospectus called "Dividends and Distributions" and "Taxes." Under normal market conditions, the fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the fund may not achieve its investment objective.

US Government Securities. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.



Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. The fund will not:

      1. Invest 25% or more of the value of its total assets in securities of municipalities primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities) or in any one project. Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

      2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

      3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

      4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

      5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% marked to market daily.

      6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

      7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

      9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

      10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

      11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

      12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

      14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

      15. Make investments for the purpose of gaining control of an issuer's management.

      16. Invest in real estate limited partnerships that are not readily marketable.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.


The portfolio turnover rate for the fund for the fiscal period ended August 31 was:


        -----------------------------

        2000*

        -----------------------------

        -----------------------------


* For the period June 1, 2000 (commencement of operations) to August 31, 2000 (annualized).

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.


-----------------------------------------------------------------------------------------------------------------
Name, Address and Age        Position(s) with      Principal Occupation(s) During Past 5 Years
                             SSgA funds


-----------------------------------------------------------------------------------------------------------------
 Lynn L. Anderson            Trustee (Interested   o    Vice Chairman, Frank Russell Company;
 909 A Street                Person of the SSgA    o    Chairman of the Board and Chief Executive Officer,
 Tacoma, WA  98402           funds as defined in        Frank Russell Investment Management Company and Russell
 Age 61                      the 1940 Act),             Fund Distributors, Inc.;
                             Chairman of the       o    Chairman of the Board, Frank Russell Trust Company;
                             Board and President   o    Trustee, President and Chief Executive Officer, Frank
                                                        Russell Investment Company and Russell Insurance Funds;
                                                        and
                                                   o    Director, Russell Insurance Agency, Inc., Frank
                                                        Russell Investments (Ireland) Limited, Frank Russell
                                                        Investment Company plc; Frank Russell Institutional Funds
                                                        plc, Frank Russell Qualifying Investor Fund, and Frank
                                                        Russell Investments (Cayman) Ltd.

-----------------------------------------------------------------------------------------------------------------
 William L. Marshall         Trustee               o    Chief Executive Officer and President, Wm. L.
 33 West Court Street                                   Marshall Associates, Inc. (a registered investment
 Doylestown, PA 18901                                   advisor and provider of financial and related consulting
 Age 58                                                 services);
                                                   o    Certified Financial Planner and Member, Institute of
                                                        Certified Financial Planners;
                                                   o    Member, Registry of Financial Planning Practitioners
                                                        and Advisory Committee, International Association for
                                                        Financial Planning Broker-Dealer Program;
                                                   o    Registered Representative for Securities with FSC
                                                        Securities Corp., Marietta, Georgia.

-----------------------------------------------------------------------------------------------------------------
 Steven J. Mastrovich        Trustee               o    September 2000 to Present, Global Head of Structured
 522 5th Avenue                                         Real Estate, J.P. Morgan Investment Management
 New York, NY  10036                               o    January 2000 to September 2000, Managing Director,
 Age 44                                                 HSBC Securities (USA) Inc.
                                                   o    From 1998 to 2000, President, Key Global Capital,
                                                        Inc.;
                                                   o    From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                        (law firm); and
                                                   o    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                        Gesmer (law firm).


-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
 Patrick J. Riley            Trustee               o    Partner, Riley, Burke & Donahue, L.L.P. (law firm).
 One Corporate Place
 55 Ferncroft Road
 Danvers, MA  01923
 Age 52

-----------------------------------------------------------------------------------------------------------------
 Richard D. Shirk            Trustee               o    President and Chief Executive Officer, Blue
 3350 Peachtree Road, N.E.                              Cross/Blue Shield of Georgia.
 Atlanta, GA  30326
 Age 55

-----------------------------------------------------------------------------------------------------------------
 Bruce D. Taber              Trustee               o    Consultant, Computer Simulation, General Electric
 26 Round Top Road                                      Industrial Control Systems.
 Boxford, MA  01921
 Age 57

-----------------------------------------------------------------------------------------------------------------
 Henry W. Todd               Trustee               o    President and Director, Zink & Triest Co., Inc.
 111 Commerce Drive                                     (dealer in vanilla flavor materials); and
 Montgomeryville, PA  18936                        o    Director, Executive Vice President, A.M. Todd Group,
 Age 58                                                 Inc. and Flavorite Laboratories.

-----------------------------------------------------------------------------------------------------------------
 J. David Griswold           Vice President and    o    Assistant Secretary and Associate General Counsel,
 909 A Street                Secretary                  Frank Russell Investment Management Company, Frank
 Tacoma, WA  98402                                      Russell Capital Inc., Frank Russell Company and Frank
 Age 43                                                 Russell Investments (Delaware), Inc.;
                                                   o    President and Associate General Counsel, Russell Fund
                                                        Distributors, Inc.
                                                   o    Director, Secretary and Associate General Counsel,
                                                        Frank Russell Securities, Inc.;
                                                   o    Secretary, Frank Russell Canada Limited/Limitee.

-----------------------------------------------------------------------------------------------------------------
 Mark E. Swanson             Treasurer and         o    Director -- Funds Administration, Frank Russell
 909 A Street                Principal Accounting       Investment Management Company and Frank Russell Trust
 Tacoma, WA  98402           Officer                    Company; and
 Age 37                                            o    Treasurer and Chief Accounting Officer, Frank Russell
                                                        Investment Company and Russell Insurance Funds.

-----------------------------------------------------------------------------------------------------------------
 Rick J. Chase               Assistant Treasurer   o    Manager, Fund Administration, Frank Russell
 909 A Street                                           Investment Management Company; and
 Tacoma, WA  98402                                 o    Assistant Treasurer, Frank Russell Investment Company
 Age 35                                                 and Russell Insurance Funds.

-----------------------------------------------------------------------------------------------------------------
 Deedra S. Walkey            Assistant Secretary   o    Associate General Counsel and Assistant Secretary,
 909 A Street                                           Frank Russell Company, Frank Russell Investment
 Tacoma, WA  98402                                      Management Company, Frank Russell Trust Company, Frank
 Age 36                                                 Russell Investment Company, Russell Insurance Funds, and
                                                        Russell Insurance Agency.


-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 Carla L. Anderson           Assistant Secretary   o    Senior Paralegal and Assistant Secretary, Frank
 909 A Street                                           Russell Company, Frank Russell Investment Management
 Tacoma, WA  98402                                      Company, Frank Russell Securities, Inc., Russell Fund
 Age 35                                                 Distributors, Inc., Frank Russell Capital Inc., Frank
                                                        Russell International Services Company Inc., Russell Real
                                                        Estate Advisors Inc. and A Street Investment Associates,
                                                        Inc.
-----------------------------------------------------------------------------------------------------------------

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

------------------------------------------------------------------------------
Name of SSgA Fund                    Amount of Total Annual
                                     Trustee Compensation
                                     (Including Out of Pocket
                                     Expenses) Attributable to
                                     Each Fund For the Fiscal Year
                                     Ended August 31, 2000
------------------------------------------------------------------------------
 Money Market
------------------------------------------------------------------------------
 US Government Money Market
------------------------------------------------------------------------------
 Matrix Equity
------------------------------------------------------------------------------
 S&P 500 Index
------------------------------------------------------------------------------
 Small Cap
------------------------------------------------------------------------------
 Yield Plus
------------------------------------------------------------------------------
 Bond Market
------------------------------------------------------------------------------
 Emerging Markets
------------------------------------------------------------------------------
 US Treasury Money Market
------------------------------------------------------------------------------
 Growth & Income
------------------------------------------------------------------------------
 Intermediate
------------------------------------------------------------------------------
 Prime Money Market
------------------------------------------------------------------------------
 Tax Free Money Market
------------------------------------------------------------------------------
 Active International
------------------------------------------------------------------------------
 International Growth Opportunities
------------------------------------------------------------------------------
 Tuckerman Active REIT
------------------------------------------------------------------------------
 High Yield Bond
------------------------------------------------------------------------------
 Special Equity
------------------------------------------------------------------------------
 Aggressive Equity
------------------------------------------------------------------------------
 IAM SHARES
------------------------------------------------------------------------------
 Intermediate Municipal Bond Fund(1)
------------------------------------------------------------------------------
 All Life Solutions Funds                                  0
------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:


----------


(1) The fund did not operate a full year during fiscal 2000.

                     INVESTMENT ADVISORY AND OTHER SERVICES


ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.


The fund accrued the following expenses to Advisor for the fiscal period ended August 31:


        ---------------------------------

        2000*

        ---------------------------------

        ---------------------------------


*For the period June 1, 2000 (commencement of operations) to August 31, 2000 (annualized).


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.


Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:


Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.


In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.


The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


The fund accrued the following expenses to Administrator for the fiscal period ended August 31:


        ---------------------------------

        2000*

        ---------------------------------

        ---------------------------------

*For the period June 1, 2000 (commencement of operations) to August 31, 2000 (annualized).


CUSTODIAN AND TRANSFER AGENT


State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account

----------

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


The fund accrued the following expenses to Distributor for the fiscal period ended August 31:


        ---------------------------------

        2000*

        ---------------------------------

        ---------------------------------

*For the period June 1, 2000 (commencement of operations) to August 31, 2000 (annualized).

For fiscal 2000, these amounts are reflective of the following individual payments:

       Advertising
       Printing of Prospectuses
       Compensation to Dealers
       Compensation to Sales Personnel
       Other(1)

The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal period ended August 31:


        ---------------------------------

        2000*

        ---------------------------------

        ---------------------------------


*For the period June 1, 2000 (commencement of operations) to August 31, 2000 (annualized).


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.


LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

----------


(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of each fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

_________ commissions were received by Salomon Smith Barney, an affiliated broker-dealer. No other affiliate broker-dealer received commissions for the fiscal year ended August 31, 2000.


                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.


Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

Tax Exempt Income. Dividends paid by the fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the fund intends to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from the fund under local and state income tax laws may differ from the treatment thereof under the Code.

If shares of the fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the fund's tax-exempt interest was attributable to those bonds.

The fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, a portion of which may be taxable to shareholders as ordinary income. The Budget Reconciliation Act of 1993 contains a provision which repeals a 1984 rule pertaining to the treatment of profits of discount bonds. Gains attributed to a market discount will be taxed as ordinary income and gains from accretion will be taxed as a capital gain. The difference lies in the determination of which portion of the gain is accretion and which is market discount.

Entities or persons who are "substantial users" (or persons related to substantial users) of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the fund still are tax-exempt to the extent described in the fund's prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

If the fund invests in any instrument that generates taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to the fund's shareholders as ordinary income to the extent of the fund's earnings and profits. Moreover, if the fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of the fund.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P(1+T)^n = ERV

            where:  P =          a hypothetical initial payment of $1,000
                    T =          average annual total return
                    n =          number of years
                    ERV =        ending redeemable value of a $1,000
                                 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


The average annual total return for the fund is as follows:


           ----------------------------------------------------

           One Year Ending August 31,   Inception to
           2000                         August 31,1999*
           ----------------------------------------------------
                                           --

           ----------------------------------------------------


*The fund commenced operations on June 1, 2000.


Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2[(a-b+1)^6-1]
                      ---
                      Cd

           where:  A = dividends and interests earned during the period

                   B = expenses accrued for the period (net of reimbursements);

                   C = average daily number of shares outstanding during the
                       period that were entitled to receive dividends; and

                   D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

The current 30-day yield (annualized) for the fund for the period ended August 31, 2000 was ______%.

[FRIMCO PLEASE CONFIRM IF THE TAX EQUIVALENT YIELD INFORMATION IS NECESSARY AND THE CORRECT PERIOD IS USED--SHOULD IT BE 30 DAY? AND SHOULD WE USE CURRENT AND EFFECTIVE?]

The fund may also, from to time to time, utilize tax-equivalent yields. The tax-equivalent yield is calculated by dividing that portion of the fund's yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the fund's yield, if any (as calculated above) that is generated by taxable income and gains. The fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

The following are the current and effective tax equivalent yields based on a tax rate of 39.6% for the 30-day period ended August 31, 2000:

        ---------------------------------------------------------------------
                                               30-day
        ---------------------------------------------------------------------
         Tax Equivalent Current Yield
        ---------------------------------------------------------------------
         Tax Equivalent Effective Yield
        ---------------------------------------------------------------------

The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by

State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY


The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.


                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX-DESCRIPTION OF SECURITIES RATINGS

Ratings of Debt Instruments and Municipal Securities

Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.


Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Ratings of Tax-Exempt Notes and Short-Term Municipal Loans

Moody's: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG").

MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from superior liquidity support or established and broad-based access to the market for refinancing, or both.


MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

S&P:

SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Ratings of Commercial Paper

Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.



F-1 -- The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

F-2 -- F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           TAX FREE MONEY MARKET FUND


                               DECEMBER ____, 2000

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December __, 2000. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2000. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   INVESTMENT STRATEGIES.......................................................3
   INVESTMENT RESTRICTIONS.....................................................7

MANAGEMENT OF THE FUND.........................................................8

   BOARD OF TRUSTEES AND OFFICERS..............................................8
   COMPENSATION...............................................................11
   CONTROLLING AND PRINCIPAL SHAREHOLDERS.....................................11

INVESTMENT ADVISORY AND OTHER SERVICES........................................12

   ADVISOR....................................................................12
   ADMINISTRATOR..............................................................12
   CUSTODIAN AND TRANSFER AGENT...............................................13
   DISTRIBUTOR................................................................14
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS...................14
   INDEPENDENT ACCOUNTANTS....................................................15
   LEGAL COUNSEL..............................................................16

BROKERAGE PRACTICES AND COMMISSIONS...........................................16

PRICING OF FUND SHARES........................................................17

TAXES.........................................................................17

CALCULATION OF PERFORMANCE DATA...............................................18

ADDITIONAL INFORMATION........................................................20

   SHAREHOLDER MEETINGS.......................................................20
   CAPITALIZATION AND VOTING..................................................20
   FEDERAL LAW AFFECTING STATE STREET.........................................20
   PROXY VOTING POLICY........................................................20

FINANCIAL STATEMENTS..........................................................21

APPENDIX-DESCRIPTION OF SECURITIES RATINGS....................................22

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


Pre-Refunded Municipal Securities. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of US Government Securities. These payments have been "pre-refunded" using the escrow fund.

Insured Securities. Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a fund to receive only the face or par value of the securities held by the fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a fund's shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Advisor selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Advisor's objective is to have a wrapper that provides additional liquidity to insulate against volatility in changing markets.


Municipal Securities. Municipal securities purchased by the fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.


Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.


Industrial Development and Private Activity Bonds. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest

--------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the fund's Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

Municipal Leases. The fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the fund's interest, plus accrued interest.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

Whether a municipal lease agreement will be considered illiquid for the purpose of the fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

Tender Option Bonds. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

Risks of Municipal Obligations. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a fund's ability to acquire and dispose of municipal securities at desirable yield and price levels.

Concentration of a fund's investments in these municipal obligations will subject the fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


Standby Commitments. The fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The fund will limit standby commitment transactions to institutions which the Advisor believes present minimal credit risk.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.


Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.


If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

Illiquid Securities. The fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

Zero Coupon Securities. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.


Because the funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


Interfund Lending. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.


Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

INVESTMENT RESTRICTIONS


The fund is subject to the following fundamental investment restrictions, which can only be changed with a vote of a majority of the fund's shareholders. Each investment restriction applies at the time an investment is made. The fund will not:


      1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

      2. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (1) above.

      3. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

      4. Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

      5. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

      6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

      7. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

      8. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, provided however, that the fund may purchase securities that provide the fund the right to put the securities back to the issuer or a third party.

      9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      10. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      11. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      12.   Purchase or sell commodities or commodity futures contracts.

In addition, the fund has adopted the following non-fundamental investment restrictions. The fund will not:

      1. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the fund's total assets would be invested in such securities.

      2. Make investments for the purpose of gaining control of an issuer's management.

      3. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration, participation interests (including municipal leases) and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market.

      4. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.


The following lists the SSgA Funds' trustees and officers, mailing addresses and ages, positions with the SSgA funds and present and principal occupations during the past five years.

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age            Position(s) with        Principal Occupation(s) During Past 5 Years
                                 SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                 Trustee (Interested     o   Vice Chairman, Frank Russell Company;
909 A Street                     Person of the SSgA
Tacoma, WA  98402                funds as defined in     o   Chairman of the Board and Chief Executive Officer,
Age 61                           the 1940 Act),              Frank Russell Investment Management Company and Russell
                                 Chairman of the Board       Fund Distributors, Inc.;
                                 and President
                                                         o   Chairman of the Board, Frank Russell Trust Company;

                                                         o   Trustee, President and Chief Executive Officer, Frank
                                                             Russell Investment Company and Russell Insurance Funds; and

                                                         o   Director, Russell Insurance Agency, Inc., Frank Russell
                                                             Investments (Ireland) Limited, Frank Russell Investment
                                                             Company plc; Frank Russell Institutional Funds plc, Frank
                                                             Russell Qualifying Investor Fund, and Frank Russell
                                                             Investments (Cayman) Ltd.

--------------------------------------------------------------------------------------------------------------------------
William L. Marshall              Trustee                 o   Chief Executive Officer and President, Wm. L. Marshall
33 West Court Street                                         Associates, Inc. (a registered investment advisor and
Doylestown, PA 18901                                         provider of financial and related consulting services);
Age 58
                                                         o   Certified Financial Planner and Member, Institute of
                                                             Certified Financial Planners;

                                                         o   Member, Registry of Financial Planning Practitioners
                                                             and Advisory Committee, International Association for
                                                             Financial Planning Broker-Dealer Program;

                                                         o   Registered Representative for Securities with FSC
                                                             Securities Corp., Marietta, Georgia.

--------------------------------------------------------------------------------------------------------------------------
Steven J. Mastrovich             Trustee                 o   September 2000 to Present, Global Head of Structured
522 5th Avenue                                               Real Estate, J.P. Morgan Investment Management
New York, NY  10036
Age 44                                                   o   January 2000 to September 2000, Managing Director, HSBC
                                                             Securities (USA) Inc.

                                                         o   From 1998 to 2000, President, Key Global Capital,
                                                             Inc.;

                                                         o   From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                             (law firm); and

                                                         o   From 1994 to 1997, Partner, Brown, Rudnick, Freed & Gesmer
                                                             (law firm).

--------------------------------------------------------------------------------------------------------------------------
Patrick J. Riley                 Trustee                 o   Partner, Riley, Burke & Donahue, L.L.P. (law firm).
One Corporate Place
55 Ferncroft Road
Danvers, MA  01923
Age 52

--------------------------------------------------------------------------------------------------------------------------
Richard D. Shirk                 Trustee                 o   President and Chief Executive Officer, Blue Cross/Blue
3350 Peachtree Road, N.E.                                    Shield of Georgia.
Atlanta, GA  30326
Age 55

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name, Address and Age            Position(s) with        Principal Occupation(s) During Past 5 Years
                                 SSgA funds

--------------------------------------------------------------------------------------------------------------------------
Bruce D. Taber                   Trustee                 o   Consultant, Computer Simulation, General Electric
26 Round Top Road                                            Industrial Control Systems.
Boxford, MA  01921
Age 57

--------------------------------------------------------------------------------------------------------------------------
Henry W. Todd                    Trustee                 o   President and Director, Zink & Triest Co., Inc. (dealer
111 Commerce Drive                                           in vanilla flavor materials); and
Montgomeryville, PA  18936
Age 58                                                   o   Director, Executive Vice President, A.M. Todd Group,
                                                             Inc. and Flavorite Laboratories.

--------------------------------------------------------------------------------------------------------------------------
J. David Griswold                Vice President and      o   Assistant Secretary and Associate General Counsel,
909 A Street                     Secretary                   Frank Russell Investment Management Company, Frank Russell
Tacoma, WA  98402                                            Capital Inc., Frank Russell Company and Frank Russell
Age 43                                                       Investments (Delaware), Inc.;

                                                         o   President and Associate General Counsel, Russell Fund
                                                             Distributors, Inc.

                                                         o   Director, Secretary and Associate General Counsel,
                                                             Frank Russell Securities, Inc.;

                                                         o   Secretary, Frank Russell Canada Limited/Limitee.

--------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson                  Treasurer and           o   Director - Funds Administration, Frank Russell
909 A Street                     Principal Accounting        Investment Management Company and Frank Russell Trust
Tacoma, WA  98402                Officer                     Company; and
Age 37
                                                         o   Treasurer and Chief Accounting Officer, Frank Russell
                                                             Investment Company and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Rick J. Chase                    Assistant Treasurer     o   Manager, Fund Administration, Frank Russell Investment
909 A Street                                                 Management Company; and
Tacoma, WA  98402
Age 35                                                   o   Assistant Treasurer, Frank Russell Investment Company
                                                             and Russell Insurance Funds.

--------------------------------------------------------------------------------------------------------------------------
Deedra S. Walkey                 Assistant Secretary     o   Associate General Counsel and Assistant Secretary,
909 A Street                                                 Frank Russell Company, Frank Russell Investment Management
Tacoma, WA  98402                                            Company, Frank Russell Trust Company, Frank Russell
Age 36                                                       Investment Company, Russell Insurance Funds, and Russell
                                                             Insurance Agency.

--------------------------------------------------------------------------------------------------------------------------
Carla L. Anderson                Assistant Secretary     o   Senior Paralegal and Assistant Secretary, Frank Russell
909 A Street                                                 Company, Frank Russell Investment Management Company, Frank
Tacoma, WA  98402                                            Russell Securities, Inc., Russell Fund Distributors, Inc.,
Age 35                                                       Frank Russell Capital Inc., Frank Russell International
                                                             Services Company Inc., Russell Real Estate Advisors Inc.
                                                             and A Street Investment Associates, Inc.

--------------------------------------------------------------------------------------------------------------------------

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $70,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.





--------------------------------------------------------------------------------
 Name of SSgA Fund                     Amount of Total Annual Trustee
                                       Compensation (Including Out of
                                       Pocket Expenses) Attributable to
                                       Each Fund For the Fiscal Year
                                       Ended August 31, 2000
--------------------------------------------------------------------------------
 Money Market
--------------------------------------------------------------------------------
 US Government Money Market
--------------------------------------------------------------------------------
 Matrix Equity
--------------------------------------------------------------------------------
 S&P 500 Index
--------------------------------------------------------------------------------
 Small Cap
--------------------------------------------------------------------------------
 Yield Plus
--------------------------------------------------------------------------------
 Bond Market
--------------------------------------------------------------------------------
 Emerging Markets
--------------------------------------------------------------------------------
 US Treasury Money Market
--------------------------------------------------------------------------------
 Growth & Income
--------------------------------------------------------------------------------
 Intermediate
--------------------------------------------------------------------------------
 Prime Money Market
--------------------------------------------------------------------------------
 Tax Free Money Market
--------------------------------------------------------------------------------
 Active International
--------------------------------------------------------------------------------
 International Growth Opportunities
--------------------------------------------------------------------------------
 Tuckerman Active REIT
--------------------------------------------------------------------------------
 High Yield Bond
--------------------------------------------------------------------------------
 Special Equity
--------------------------------------------------------------------------------
 Aggressive Equity
--------------------------------------------------------------------------------
 IAM SHARES
--------------------------------------------------------------------------------
 Intermediate Municipal Bond Fund(1)
--------------------------------------------------------------------------------
 All Life Solutions Funds                                  0
--------------------------------------------------------------------------------


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of ________________, 2000, State Street held of record less than 25% of the issued and

----------
(1)   The fund did not operate a full year during fiscal 2000.

outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


As of ______________, 2000, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:




                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. Subject to the pre-clearance procedures contained in the Code, State Street employees may purchase securities held by the fund. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.



The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


        -----------------------------------------------------------
         2000               1999                1998
        -----------------------------------------------------------
                            $709,918            $559,810
        -----------------------------------------------------------


ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For these services, the Investment Company pays the Administrator an annual fee equal to (x) the sum of the products of the average daily net assets for each portfolio multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter less (y) an amount equal to the sum of distribution expenses incurred by the funds' Distributor on behalf of each fund.

In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund (except Life Solutions Funds) with less than $500 million in assets under management. For administrative services provided in connection with the monthly portfolio fact sheets, the Investment Company pays $1,500 per year per fund for monthly fact sheets and the use of Russell Performance Universes software product.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


The Administrator and Distributor's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:


        -----------------------------------------------------------
         2000               1999                1998
        -----------------------------------------------------------
                            $88,492             $68,035
        -----------------------------------------------------------


CUSTODIAN AND TRANSFER AGENT

State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian,


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. Each fund also pays State Street a $5.00 fee per telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Retirement Investment Services and State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the following expenses to Distributor for the fiscal years ended August 31:


        -----------------------------------------------------------
         2000               1999                1998
        -----------------------------------------------------------
                            $444,865            $337,221
        -----------------------------------------------------------

For fiscal 2000, these amounts are reflective of the following individual payments:

        Advertising
        Printing of Prospectuses
        Compensation to Dealers
        Compensation to Sales Personnel
        Other(1)


The fund accrued expenses in the following amount to Advisor, under Service Agreements pursuant to Rule 12b-1, for the fiscal years ended August 31:


        -----------------------------------------------------------
         2000               1999                1998
        -----------------------------------------------------------
                            $162,711            $83,735
        -----------------------------------------------------------


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS


All portfolio transactions are placed on behalf of each fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.


The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2000, the fund purchased securities issued by regular broker dealers of the fund, as defined by Rule 10b-10 of the 1940 Act. However, no securities of such broker-dealers were held as of August 31, 2000. The Tax Free Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES


Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share twice each business day, as of 1 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share twice each business day, as of 3:00 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.


It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


Tax Exempt Income. Dividends paid by the fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the fund intends to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from the fund under local and state income tax laws may differ from the treatment thereof under the Code.

If shares of the fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the fund's tax-exempt interest was attributable to those bonds.

The fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the fund still are tax-exempt to the extent described in the fund's Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

If the fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the fund's shareholders as ordinary income to the extent of the fund's earnings and profits. Moreover, if the fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of the fund.


State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

Depending upon the extent of the fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              P(1+T)^n = ERV

              where:  P =       a hypothetical initial payment of $1,000

                      T =       average annual total return

                      n =       number of years

                      ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^365/7]-1


The following are the current and effective yields for the fund for the seven-day period ended August 31, 2000:

         ----------------------------------------------------------------
                                      7-day
         ----------------------------------------------------------------
          Current Yield
         ----------------------------------------------------------------
          Effective Yield
         ----------------------------------------------------------------


The fund may also, from to time to time, utilize tax-equivalent yields. The tax-equivalent yield is calculated by dividing that portion of the fund's yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the fund's yield, if any (as calculated above) that is generated by taxable income and gains. The fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.


The following are the current and effective tax equivalent yields based on a tax rate of 39.6% for the seven-day period ended August 31, 2000:

         ----------------------------------------------------------------
                                            7-day
         ----------------------------------------------------------------
          Tax Equivalent Current Yield
         ----------------------------------------------------------------
          Tax Equivalent Effective Yield
         ----------------------------------------------------------------

The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.


PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance, as set by a special committee. If areas of concern are discovered, the issues are examined in detail and voted as determined to be in the best interest of the shareholder.

                              FINANCIAL STATEMENTS


The 2000 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX-DESCRIPTION OF SECURITIES RATINGS

Ratings of Debt Instruments and Municipal Securities

Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.


Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Ratings of Tax-Exempt Notes and Short-Term Municipal Loans

Moody's: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG").

MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from superior liquidity support or established and broad-based access to the market for refinancing, or both.


MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

S&P:

SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Ratings of Commercial Paper

Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.



F-1 -- The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

F-2 -- F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

                            PART C: OTHER INFORMATION

Item 23.      Exhibits
              --------

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
1.            First Amended and Restated

              Master Trust Agreement                                                  Post-Effective Amendment #35 (12/29/95)
              (a)   Amendment No. 1                                                   Post-Effective Amendment #35 (12/29/95)
              (b)   Amendment No. 2                                                   Post-Effective Amendment #35 (12/29/95)
              (c)   Amendment No. 3                                                   Post-Effective Amendment #35 (12/29/95)
              (d)   Amendment No. 4                                                   Post-Effective Amendment #35 (12/29/95)
              (e)   Amendment No. 5                                                   Post-Effective Amendment #35 (12/29/95)
              (f)   Amendment No. 6                                                   Post-Effective Amendment #35 (12/29/95)
              (g)   Amendment No. 7                                                   Post-Effective Amendment #35 (12/29/95)
              (h)   Amendment No. 8                                                   Post-Effective Amendment #35 (12/29/95)
              (i)   Amendment No. 9                                                   Post-Effective Amendment #40 (4/10/97)
              (j)   Amendment No. 10                                                  Post-Effective Amendment #43 (2/4/98)
              (k)   Amendment No. 11                                                  Post-Effective Amendment #47 (9/1/98)
              (l)   Amendment No. 12                                                  Post-Effective Amendment #50 (3/15/99)
              (m)   Amendment No. 13                                                  Post-Effective Amendment #56 (5/31/00)
              (n)   Amendment No. 14                                                  To be filed by Amendment
2.            Bylaws                                                                  Post-Effective Amendment #42 (12/24/97)

3.            Instruments Defining Rights of Security Holders                         None
4.            Deferred Compensation Plan                                              Post-Effective Amendment #50 (3/15/99)

5(a)          Investment Advisory Agreement                                           Post-Effective Amendment #35 (12/29/95)
(b)           Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Investment Advisory Agreement
(c)           Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Investment Advisory Agreement
(d)           Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Investment Advisory Agreement
(e)           Letter agreement incorporating the Emerging markets Fund                Post-Effective Amendment #35 (12/29/95)
              and the Prime Money Market Fund within the Investment
              Advisory Agreement
(f)           Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund within the Investment Advisory Agreement
(g)           Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Investment Advisory Agreement
(h)           Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds within the
              Investment Advisory Agreement
(i)           Letter agreement incorporating the SSgA Special,                        Post-Effective Amendment #45 (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Investment Advisory Agreement
(j)           Letter agreement incorporating the SSgA Aggressive                      Post-Effective Amendment #47 (9/1/98)
              Equity Fund within the Investment Advisory Agreement
(k)           Letter agreement incorporating the SSgA IAM SHARES Fund                 Post-Effective Amendment #51 (5/28/99)
              within the Investment Advisory Agreement
(l)           Letter agreement incorporating the SSgA Intermediate                    Post-Effective Amendment #56 (5/31/00)
              Municipal Bond Fund within the Investment Advisory Agreement
(m)           Letter agreement incorporating the SSgA OWNx CustomerOwner              To be filed by Amendment
              Fund within the Investment Advisory Agreement

6.            Distribution Agreements
(a)           Distribution Agreement (Class A Shares)                                 Post-Effective Amendment #35 (12/29/95)
(a)(i)        Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Distribution Agreement
(a)(ii)       Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Distribution Agreement

(a)(iii)      Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Distribution Agreement
(a)(iv)       Letter agreement incorporating the Emerging Markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds within the Distribution
              Agreement
(a)(v)        Letter agreement incorporating the Class A shares of the                Post-Effective Amendment #35 (12/29/95)
              Tax Free Money Market Fund within the Distribution Agreement
(a)(vi)       Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Distribution Agreement
(a)(vii)      Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds within the
              Distribution Agreement
(a)(viii)     Letter agreement incorporating the Special Small Cap,                   Post-Effective Amendment #45 (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Distribution Agreement
(a)(ix)       Letter agreement incorporating the SSgA Aggressive                      Post-Effective Amendment #47 (9/1/98)
              Equity Fund within the Distribution Agreement
(a)(x)        Letter agreement incorporating the SSgA IAM SHARES Fund                 Post-Effective Amendment #51 (5/28/99)
              within the Distribution Agreement
(a)(xi)       Letter agreement incorporating the SSgA Intermediate                    Post-Effective Amendment #56 (5/31/00)
              Municipal Bond Fund within the Distribution Agreement
(a)(xii)      Letter agreement incorporating the SSgA OWNx CustomerOwner              To be filed by Amendment
              Fund within the Distribution Agreement
(b)           Distribution Agreement (regarding Class B Shares of the                 Post-Effective Amendment #42 (12/24/97)
              Money Market and US Government Money Market Funds)
(b)(i)        Letter agreement incorporating the Class B Shares of the                To be filed by amendment
              Tax Free Money Market Fund within the Distribution Agreement
(c)           Distribution Agreement (regarding Class C Shares of the                 Post-Effective Amendment #42 (12/24/97)
              Money Market and US Government Money Market Funds)
(c)(i)        Letter Agreement incorporating the Class C Shares of the                To be filed by amendment
              Tax Free Money Market Fund within the Distribution Agreement

7.            Bonus, profit sharing, or pension plans                                 None

8.(a)         Custodian Contract                                                      Post-Effective Amendment #35 (12/29/95)
(b)           Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Fund into the Custodian Contract
(c)           Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds into the Custodian
              Contract
(d)           Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds into the Custodian Contract
(e)           Letter agreement incorporating the Emerging Markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds into the Custodian Contract
(f)           Fee Schedule, dated February 17, 1994, to Custodian                     Post-Effective Amendment #35 (12/29/95)
              Contract
(g)           Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund into the Custodian Contract
(h)           Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds into the
              Custodian Contract
(i)           Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds into the
              Custodian Contract
(j)           Letter agreement incorporating the Special,                             Post-Effective Amendment #45 (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds into the Custodian Contract

(k)           Letter agreement incorporating the Aggressive Equity                    Post-Effective Amendment #47 (9/1/98)
              Fund into the Custodian Contract
(l)           Letter agreement incorporating the IAM SHARES Fund into                 Post-Effective Amendment #51 (5/28/99)
              the Custodian Contract
(m)           Letter agreement incorporating the Intermediate Municipal               Post-Effective Amendment #56 (5/31/00)
              Bond Fund into the Custodian Contract
(n)           Letter agreement incorporating the OWNx CustomerOwner Fund              To be filed by Amendment
              into the Custodian Contract

9(a)(i)       Transfer Agency and Service Agreement                                   Post-Effective Amendment #35 (12/29/95)
(a)(ii)       Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Transfer Agency and Service
              Agreement
(a)(iii)      Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Transfer Agency and Service Agreement
(a)(iv)       Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Transfer Agency and Service
              Agreement
(a)(v)        Letter agreement incorporating the Emerging markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds within the Transfer Agency and
              Service Agreement
(a)(vi)       Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund within the Transfer Agency and Service Agreement
(a)(vii)      Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Transfer Agency and Service Agreement
(a)(viii)     Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds within the
              Transfer Agency and Service Agreement
(a)(ix)       Letter agreement incorporating the Special,                             Post-Effective Amendment #45  (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Transfer Agency and Service Agreement
(a)(x)        Letter agreement incorporating the Aggressive Equity                    Post-Effective Amendment #47 (9/1/98)
              Fund within the Transfer Agency and Service Agreement
(a)(xi)       Letter agreement incorporating the IAM SHARES Fund                      Post-Effective Amendment #51 (5/28/99)
              within the Transfer Agency and Service Agreement
(a)(xii)      Letter agreement incorporating the Intermediate Municipal               Post-Effective Amendment #56 (5/31/00)
              Bond Fund within the Transfer Agency and Service Agreement
(a)(xiii)     Letter agreement incorporating the OWNx Customer Owner Fund             To be filed by Amendment
              within the Transfer Agency and Service Agreement
(b)(i)        Administration Agreement                                                Post-Effective Amendment #35 (12/29/95)
(b)(ii)       Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Administration Agreement
(b)(iii)      Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Administration Agreement
(b)(iv)       Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Administration Agreement
(b)(v)        Letter agreement incorporating the Emerging Markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds within the Administration
              Agreement
(b)(vi)       Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund within the Administration Agreement
(b)(vii)      Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Administration Agreement
(b)(viii)     Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #35 (12/29/95)
              Growth, Balanced and Income and Growth Funds within the
              Administration Agreement
(b)(ix)       Amendment No. 4 to the Administration Agreement between                 Post-Effective Amendment #41 (6/2/97)
              Frank Russell Investment Management Company and SSgA
              Funds

(b)(x)        Letter agreement incorporating the Special,                             Post-Effective Amendment #45  (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Administration Agreement
(b)(xi)       Letter agreement incorporating the Aggressive Equity                    Post-Effective Amendment #47 (9/1/98)
              Fund within the Administration Agreement
(b)(xii)      Letter agreement incorporating the IAM SHARES Fund                      Post-Effective Amendment #51 (5/28/99)
              within the Administration Agreement
(b)(xiii)     Letter agreement incorporating the Intermediate Municipal               Post-Effective Amendment #56 (5/31/00)
              Bond Fund within the Administration Agreement
(b)(xiv)      Letter agreement incorporating the OWNx CustomerOwner Fund              To be filed by Amendment
              within the Administration Agreement

10.           Opinion of Counsel
(a)           Relating to The Seven Seas Series Money Market Fund                     Post-Effective Amendment #42 (12/24/97)
(b)           Relating to The Seven Seas Series US Government Money                   Post-Effective Amendment #42 (12/24/97)
              Market Fund
(c)           Relating to The Seven Seas Series S&P 500 Index, S&P                    Post-Effective Amendment #42 (12/24/97)
              Midcap Index, Matrix Equity, International European
              Index, International Pacific Index and Short Term
              Government Securities Funds
(d)           Relating to The Seven Seas Series Yield Plus and Bond                   Post-Effective Amendment #42 (12/24/97)
              Market Funds
(e)           Relating to The Seven Seas Series US Treasury Money                     Post-Effective Amendment #42 (12/24/97)
              Market and Treasury Obligations Funds
(f)           Relating to The Seven Seas Series Growth and Income and                 Post-Effective Amendment #42 (12/24/97)
              Intermediate Funds
(g)           Relating to The Seven Seas Series Emerging Markets and                  Post-Effective Amendment #42 (12/24/97)
              Prime Money Market Funds
(h)           Relating to Class A, Class B and Class C Shares of The                  Post-Effective Amendment #42 (12/24/97)
              Seven Seas Series Money Market and US Government Money
              Market Funds
(i)           Relating to Class A, Class B and Class C Shares of The                  Post-Effective Amendment #42 (12/24/97)
              Seven Seas Series Tax Free Money Market Funds
(j)           Relating to The Seven Seas Series Real Estate Equity Fund               Post-Effective Amendment #42 (12/24/97)
(k)           Relating to the SSgA Life Solutions Growth, Balanced and                Post-Effective Amendment #41 (6/2/97)
              Income and Growth Funds
(l)           Relating to the Special, International Growth                           Post-Effective Amendment #45  (4/28/98)
              Opportunities and High Yield Bond Funds
(m)           Relating to the Aggressive Equity Fund                                  Post-Effective Amendment #47 (9/1/98)
(n)           Relating to the IAM SHARES Fund                                         Post-Effective Amendment #51 (5/28/99)
(o)           Relating to the Intermediate Municipal Bond Fund                        Post-Effective Amendment #56 (5/31/00)
(p)           Relating to the OWNx CustomerOwner Fund                                 To be filed by Amendment

11.           Other Opinions:  Consent of Independent Accountants                     Post-Effective Amendment #54 (12/17/99)


12.           Financial Statements Omitted from Item 23                               None

13.           Letter of Investment Intent
(a)           The Seven Seas Series Money Market Fund                                 Post-Effective Amendment #42 (12/24/97)
(b)           The Seven Seas Series US Government Money Market Fund                   Post-Effective Amendment #42 (12/24/97)
(c)           The Seven Seas Series Government Securities, Index,                     Post-Effective Amendment #42 (12/24/97)
              Midcap Index, Matrix, European Index and Pacific Index
              Funds
(d)           The Seven Seas Series Yield Plus and Bond Market Funds                  Post-Effective Amendment #42 (12/24/97)
(e)           The Seven Seas Series US Treasury Money Market and                      Post-Effective Amendment #42 (12/24/97)
              Treasury Obligations Funds
(f)           The Seven Seas Series Growth and Income and Intermediate                Post-Effective Amendment #42 (12/24/97)
              Funds
(g)           The Seven Seas Series Emerging Markets and Prime Money                  Post-Effective Amendment #42 (12/24/97)
              Market Funds
(h)           Class B and C Shares of The Seven Seas Series Money                     Post-Effective Amendment #42 (12/24/97)
              Market and US Government Money Market Funds
(i)           The Seven Seas Series Tax Free Money Market Fund (Class                 Post-Effective Amendment #42 (12/24/97)
              A, B and C Shares)

(j)           The Seven Seas Series Active International Fund                         Post-Effective Amendment #42 (12/24/97)
(k)           SSgA Life Solutions Growth, Balanced and Income and                     Post-Effective Amendment #41 (6/2/97)
              Growth Funds
(l)           SSgA Special, International Growth Opportunities and                    Post-Effective Amendment #45  (4/28/98)
              High Yield Bond Funds
(m)           SSgA Aggressive Equity Fund                                             Post-Effective Amendment #47 (9/1/98)
(n)           SSgA IAM SHARES Fund                                                    Post-Effective Amendment #51 (5/28/99)
(o)           SSgA Intermediate Municipal Bond Fund                                   Post-Effective Amendment #56 (5/31/00)
(p)           SSgA OWNx CustomerOwner Fund                                            To be filed by Amendment

14.           Prototype Retirement Plan                                               None

15.           Distribution Plans pursuant to Rule 12b-1
(a)           Plan of Distribution for the government Securities,                     Post-Effective Amendment #35 (12/29/95)
              Index, Midcap Index, Matrix, European Index and Pacific
              Index Funds as approved by the Board of Trustees
(a)(i)        Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Yield Plus and Bond Market Funds into the Plan
(a)(ii)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Money Market and US Government Money Market Funds into
              the Plan (Class A Shares)
(a)(iii)      Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              US Treasury Money Market and US Treasury Obligations
              Funds into the Plan
(a)(iv)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Growth and Income and Intermediate Funds into the Plan
(a)(v)        Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Emerging Markets and Prime Money Market Funds into the
              Plan
(a)(vi)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Class A Shares of the Tax Free Money Market Fund into
              the Plan
(a)(vii)      Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Small Cap, Active International and Real Estate Equity
              Funds into the Plan
(a)(viii)     Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #41 (6/2/97)
              Life Solutions Growth, Balanced and Income and Growth
              Funds into the Plan
(a)(ix)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #45  (4/28/98)
              Special, International Growth Opportunities and High
              Yield Bond Funds into the Plan
(a)(x)        Addendum to Plan of Distribution incorporating the                      Post-Effective Amendment #47 (9/1/98)
              Aggressive Equity Fund in the Plan
(a)(xi)       Addendum to Plan of Distribution incorporating the IAM                  Post-Effective Amendment #51 (5/28/99)
              SHARES Fund into the Plan
(a)(xii)      Addendum to Plan of Distribution incorporating the                      Post-Effective Amendment #56 (5/31/00)
              Intermediate Municipal Bond Fund into the Plan
(a)(xiii)     Addendum to Plan of Distribution incorporating the                      To be filed by Amendment
              OWNx CustomerOwner Fund into the Plan
(b)           Plan of Distribution for the Money Market and US                        Post-Effective Amendment #42 (12/24/97)
              Government Money Market Funds (Class B Shares) as
              approved by the Board of Trustees
(b)(i)        Addendum to the Plan of Distribution incorporating the                  To be filed by amendment
              Class B Shares of the Tax Free Money Market Fund
(c)           Plan of Distribution for the Money Market and US                        Post-Effective Amendment #42 (12/24/97)
              Government Money Market Funds (Class C Shares) as
              approved by the Board of Trustees
(c)(i)        Addendum to the Plan of Distribution incorporating the                  To be filed by amendment
              Class C Shares of the Tax Free Money Market Fund
(d)           Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
              Funds and State Street Bank and Trust Company
(d)(i)        Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #39 (12/27/96)
              Funds and State Street Brokerage Services, Inc.
(d)(ii)       Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #39 (12/27/96)
              Funds and State Street Bank and Trust Company,
              Metropolitan Division of Commercial Banking Services

(d)(iii)      Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
              Funds and State Street Bank and Trust Company Retirement
              Investment Services Division
(d)(iv)       Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
              Funds and State Street Solutions
(d)(v)        Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #50 (3/15/99)
              Funds and Global Cash Management Division of State
              Street Bank and Trust Company
(e)           Form of Agreement Pursuant to Rule 12b-1 Plan (relating                 To be filed by amendment
              to Class B Shares) as approved by the Board of Trustees
(f)           Form of Agreement Pursuant to Rule 12b-1 Plan (relating                 To be filed by amendment
              to Class C Shares) as approved by the Board of Trustees

16.           Code of Ethics


              (a)   Relating to the Registrant, Principal Underwriter                 Post-Effective Amendment #56 (5/31/00)
                    and Administrator
              (b)   Relating to the Investment Advisor                                To be filed by Amendment
17.           Financial Data Schedule                                                 Exhibit 27




Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------

          None


Item 25.  Indemnification
          ---------------

          Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant's First Amended and Restated Master Trust Agreement, which reads as follows:

"Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification."

          The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

          The Distribution Agreements relating to Class A, Class B and Class C Shares provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) ("Distributor") shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

          "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 26.  Business and Other Connections of Investment Adviser.
          -----------------------------------------------------

          The Investment Management Division of State Street Bank and Trust Company ("State Street") serves as adviser to the Registrant. State Street, a Massachusetts bank, currently manages large institutional accounts and collective investment funds. The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

        NAME                     CAPACITY WITH ADVISOR                       BUSINESS NAME AND ADDRESS*
Tenley E. Albright, MD               Director                             Chairman, Western Resources, Inc.
                                                                          Two Commonwealth Avenue
                                                                          Boston, MA 02116-3134



I. MacAlister Booth                  Director                             Retired Chairman, President and CEO,
                                                                          Polaroid Corporation
                                                                          P.O. Box 428 - 68 Barnes Hill Road
                                                                          Concord, MA 01742

Marshall N. Carter                   Chairman and CEO                     State Street Bank and Trust Company
                                                                          225 Franklin Street - P.O. Box 351
                                                                          Boston, MA 02110

James I. Cash, Jr.                   Director                             The James E. Robison Professor of
                                                                          Business Administration, Harvard
                                                                          Business School (on sabbatical)
                                                                          c/o Stanford Graduate School of
                                                                          Business
                                                                          518 Memorial Way
                                                                          Stanford University
                                                                          Stanford, CA 94305-5015

Truman S. Casner                     Director                             Partner, Ropes & Gray
                                                                          One International Place - 37th Floor
                                                                          Boston, MA 02110

Nader F. Darehshori                  Director                             Chairman, President and CEO, Houghton
                                                                          Mifflin Company
                                                                          222 Berkeley - 5th Floor
                                                                          Boston, MA 02116-3764

Arthur L. Goldstein                  Director                             Chairman and CEO, Ionics, Inc.
                                                                          65 Grove Street
                                                                          P.O. Box 9131
                                                                          Watertown, MA 02272-9131

David P. Gruber                      Director                             President and CEO, Wyman-Gordon Company
                                                                          244 Worchester Street
                                                                          N. Grafton, MA 01536-8001

John M. Kucharski                    Director                             Chairman and CEO, EG&G, Inc.
                                                                          45 William Street
                                                                          Wellesley, MA 02181

Charles R. LaMantia                  Director                             President and CEO, Arthur D. Little,
                                                                          Inc.
                                                                          25 Acorn Park
                                                                          Cambridge, MA 02140

David B. Perini                      Director                             Chairman and President, Perini
                                                                          Corporation
                                                                          73 Mt. Wayte Avenue
                                                                          Framingham, MA 01701

Dennis J. Picard                     Director                             Chairman and CEO, Raytheon Company
                                                                          141 Spring Street
                                                                          Lexington, MA 02173

Alfred Poe                           Director                             CEO, MenuDirect Corp.
                                                                          865 Centennial Avenue
                                                                          Piscataway, NJ 08854

Bernard W. Reznicek                  Director                             President, Premier Group;
                                                                          National Director, Utility Markets of
                                                                          Central States Indemnity Company of Omaha
                                                                          1212 N. 96th Street
                                                                          Omaha, NE 68114-2274

David A. Spina                       President and Chief Operating        State Street Corporation
                                     Officer                              225 Franklin Street - P.O. Box 351
                                                                          Boston, MA 02110

Diana Chapman Walsh                  Director                             President, Wellesley College
                                                                          106 Central Street
                                                                          Wellesley, MA 02181

Robert E. Weissman                   Director                             Chairman and CEO, Cognizant Corporation
                                                                          200 Nyala Farms Road
                                                                          Westport, CT 06880

Item 27.  Principal Underwriters
          ----------------------

     (a) Russell Fund Distributors, Inc., also acts as principal underwriter for Frank Russell Investment Company.

     (b) The directors and officers of Russell Fund Distributors, Inc., their principal business address, and positions and offices with the Registrant and Russell Fund Distributors, Inc. are set forth below:


 NAME AND PRINCIPAL                  POSITION AND OFFICES                        POSITION WITH
  BUSINESS ADDRESS*                    WITH UNDERWRITER                           REGISTRANT
Lynn L. Anderson                   Director and CEO                        Trustee, Chairman of the Board,
                                                                           and President

Carla L. Anderson                  Assistant Secretary                     Assistant Secretary

Leonard P. Brennan                 Director                                None

Karl J. Ege                        Secretary and General Counsel           None

J. David Griswold                  President and Associate                 Vice President and Secretary
                                   General Counsel

Linda L. Gutmann                   Treasurer and Controller                None

John C. James                      Assistant Secretary                     None

Randall P. Lert                    Director                                None

Gregory J. Lyons                   Assistant Secretary                     None

B. James Rohrbacher                Director, Compliance & Internal         Chief Compliance Officer
                                   Audit, Chief Compliance Officer


*Address of all individuals:  909 A Street, Tacoma, Washington 98402

Item 28.  Location of Accounts and Records
          --------------------------------

          The Registrant's Administrator, Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's investment adviser, transfer agent, and custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and 1776 Heritage Drive, North Quincy, Massachusetts 02171.

Item 29.  Management Services
          -------------------

          Not applicable.

Item 30.  Undertakings
          ------------

          Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Registrant, the SSgA Funds, has duly caused this Post-Effective Amendment No. 60 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of October, 2000.



                                     By:  /s/ Lynn L. Anderson
                                          -----------------------------------
                                          Lynn L. Anderson, President and
                                          Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on October 20, 2000.


               Signature                     Title
               ---------                     -----

      /s/ Lynn L. Anderson                Trustee, President and
      -----------------------------       Chairman of the Board
      Lynn L. Anderson

      /s/ Steven J. Mastrovich            Trustee
      -----------------------------
      Steven J. Mastrovich

      /s/ William L. Marshall             Trustee
      -----------------------------
      William L. Marshall

      /s/ Patrick J. Riley                Trustee
      -----------------------------
      Patrick J. Riley

      /s/ Richard D. Shirk                Trustee
      -----------------------------
      Richard D. Shirk

      /s/ Bruce D. Taber                  Trustee
      -----------------------------
      Bruce D. Taber

      /s/ Henry W. Todd                   Trustee
      -----------------------------
      Henry W. Todd

      /s/ Mark E. Swanson                 Treasurer and Principal
      -----------------------------       Accounting Officer
      Mark E. Swanson

Exhibit Index

Name of Exhibit                       Exhibit Number
Financial Data Schedule               27